UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Timothy P. Demetres

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-7949

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

PennMutual®
Semi-Annual Reports June 30, 2015
Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved higher in the first half of 2015 despite producing negative returns for the months of January, March and June. U.S. growth contracted at an annualized rate of 0.2% in the first quarter and stock market volatility, which has been extremely low the last several years, increased as the second quarter came to a close. This first quarter weakness was blamed on a combination of factors, which included weak consumer spending hampered by inclement weather, the West Coast port works’ strike, and a larger trade deficit exacerbated by a strong dollar. However, this weakness, deemed transitory in nature, appeared to fade as strengthening economic data was reported during the second quarter. From a sector perspective, Health Care and Consumer Discretionary, had the strongest returns and more defensive sectors, such as Utilities and Energy, experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a modest 1.67 percent during the six month period ending June 30.

On a relative basis, small capitalization stocks provided higher returns than did mid and large capitalization stocks during the six month period. Small capitalization stocks, as measured by the Russell 2000 Index, returned 4.75 percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned 2.35 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 1.71 percent. From a style perspective, growth stocks outperformed value stocks in the all market capitalizations, with the widest disparity being in the small capitalization space. For instance, small cap growth stocks, as measured by the Russell 2000 Growth Index returned 8.74 percent while small cap value stocks, as measured by the Russell 2000 Value Index returned 0.76 percent. Much of the relative underperformance within value stocks can be attributed to the relatively weak performance within the Utilities and Energy sectors. Lastly, Real Estate Investment Trusts (REITs), which have experienced some of the best returns of any asset class since 2009, suffered a nearly 10.00 percent loss during the second quarter on the prospects of rising interest rates, bringing its year-to-date return to a negative 5.67 percent.

International markets, both developed and emerging, ended the six month period ahead of U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned 5.88 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, end the period with a return of 3.12 percent. International markets started the second quarter off strong, but weakened as the Greek debt crisis escalated and China’s stock-market selloff intensified. Greece highlights the foundational challenges of the single currency for very different economies — for example Germany. The pace of economic growth abroad, particularly in China and other emerging market economies, will be closely monitored for the remainder of the year. The European Central Bank (ECB) quantitative easing program that commenced in March 2015 appears to be having a positive impact. The ECB intends to continue this program until September 2016 or when the eurozone achieves its inflation target of 2.00 percent.

Investment-grade fixed-income securities underperformed high yield bonds during the first six months of the year. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned a negative 0.10 percent and the Credit Suisse High Yield Bond Index, returned 2.90 percent. The second quarter saw U.S. Treasury yields rise resulting in their first quarterly loss since 2013. Fears of an imminent Federal Reserve rate increase outweighed demand for safe-haven assets and as a result bond prices suffered. The U.S. Treasury 30-year yield increased almost 60 basis points during the second quarter, from 2.54 percent to 3.11 percent, producing a negative 10.44 percent return for the quarter and a negative 5.97 percent for the year-to-date period. Despite the backdrop of global turbulence and soft spots in the domestic economy, expectations are for the Federal Reserve to raise short-term U.S. interest rates this year.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Material in this letter and the report that follows is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.87% for the six-month period ending June 30, 2015. The Fund’s benchmark, the Barclays U.S. Government/Credit 1-3 year Bond Index, returned 0.72% during the same period.

Our active management strategies focus on identifying the best relative value among short duration bonds as well as tactical duration and yield curve positioning as sources of value added performance for the Limited Maturity Bond Fund.

Asset allocation was an important contributor to the Fund’s performance as we have overweight positions in two structured product sectors: asset backed securities (ABS) and Agency commercial mortgage backed securities (CMBS). The former continue to offer compelling relative value versus other short duration structured and corporate bond investments and will benefit directly from Federal Reserve tightening due to their floating rate coupons. The latter are securities linked to multifamily housing, a sector with strong supply and demand fundamentals.

Within the corporate sector, we maintained overweight positions in electric utilities, financials, and airlines; industries benefiting from stable business trends and positive operating momentum, and have generally avoided much of the shareholder friendly activity, which results in wider credit spreads. Another area of focus was on higher yielding short maturity corporate debt. The Fund seeks to identify high yield issuers with the potential for upgrades into the investment grade rate category; the upgrade of General Motors in June was one such example adding to performance.

From an interest rate perspective, the two-year Treasury note ended the second quarter at 0.66%, five basis points lower than the start of the year. Positive economic data in the United States, particularly in the labor markets, has been offset by negative headlines across the globe in Greece, China and Puerto Rico. We expect front-end yields to gradually move higher for the remainder of 2015 as investors begin to focus more on the prospects for Federal Reserve tightening.

We utilized derivatives to manage our portfolio duration. The predominance of floating rate CLO’s, which carry no duration, reduced our overall portfolio duration materially and we bought Treasury future contracts to offset this impact. Throughout most of the period, we maintained a modest short duration position versus our index, which detracted from performance in the first quarter when rates deceased but benefited performance in the second quarter when rates rose.

Penn Mutual Asset Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Corporate bonds	35.9%
Asset Backed Securities	33.7%
Commercial Mortgage Backed	15.9%
U.S. Treasury Obligations	7.4%
Residential Mortgage Backed	3.7%
Collateralized Mortgage Obligations	3.2%
Municipal Note	0.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Quality Bond Fund returned 0.37% for the six-month period ending June 30, 2015. The Fund’s index, the Barclays Capital U.S. Aggregate Bond Index, returned -0.10% over the same period.

Asset allocation and security selection, as well as our duration and yield curve positioning all contributed to the Fund’s positive relative performance.

We continue to emphasize asset-backed floating rate debt at the front end of the yield curve, commercial mortgage backed securities (CMBS) among the intermediate maturities, and high quality corporate bonds at the long end of the yield curve.

Our overweight positions in two structured product sectors, asset backed securities (ABS) and Agency CMBS have outperformed investment grade corporates. ABS’s continue to offer compelling relative value versus other short duration structured and corporate bond investments and will benefit directly from Federal Reserve tightening due to their floating rate coupons. The Agency CMBS positions we have purchased are linked to multifamily housing, a sector with strong supply and demand fundamentals.

In the investment grade corporate sector, record new issuance and merger and acquisition activity have caused the asset class to post negative total and excess returns year to date. We maintained overweight positions in health care, financials, and railroad industries benefiting from stable business trends and positive operating momentum. Moreover, we have generally avoided credits engaged in material shareholder friendly activity, which results in wider credit spreads. We have taken advantage of the significant new issue discounts of companies that have come to market to finance large acquisitions. For example, we initiated positions in high quality credits such as CVS and Cardinal Health after they experienced the above mentioned spread widening. From a credit quality perspective, we have limited energy and metal and mining exposure, two volatile and underperforming sectors in the period, and we continue to keep the Fund’s high yield exposure modest until better value emerges.

From an interest rate perspective, the 30-year Treasury bond rose by 33 basis points to 3.13% while the two-year Treasury note declined five basis points to 0.66% during the period. The yield curve steepening so far this year represents a reversal of the flattening trend during 2014. Generally improving economic conditions in the U.S.

(despite a second consecutive weather-related slowdown during the first quarter), stabilization of energy prices, and a sell-off in European interest rates (albeit from very low levels) have contributed to the recent increase in longer-term U.S. rates. We expect a flatter yield curve going forward as front-end yields respond to the prospects for Federal Reserve tightening in 2015, while long term rates are anchored by yield focused intuitional investors and sluggish global growth.

We utilized derivatives to manage our portfolio duration during the first six months of 2015. Given our view for higher short term rates we maintained a modest short duration position versus our index, which detracted from performance in the first quarter when rates decreased but benefited performance in the second quarter when rates rose.

Penn Mutual Asset Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Corporate Bonds	34.7%
Commercial Mortgage Backed	22.5%
Asset Backed Securities	18.3%
Residential Mortgage Backed	10.6%
U.S. Treasury Obligations	8.3%
Municipal Bonds	4.6%
Agency Obligations	1.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 3.55% in the first half of 2015 while its benchmark, the Credit Suisse High Yield Bond Index, returned 2.90%.

The Fund outperformed the Credit Suisse High Yield Index during the six-month period due mainly to solid credit selection in the media/telecom sector. Conversely, credit selection in the services sector weighed on performance.

High yield bonds posted positive results during the first six months of the calendar year. Investors took notice of marked improvement in valuations after the fourth-quarter sell-off, and money poured into the asset class early in the period. However, factors such as rising Treasury rates, uncertainty about Greece’s future in the eurozone, volatility in equities, and outflows all pressured high yield bonds later in the second quarter.

The energy sector continued its rebound from the first quarter but languished in June while metals and mining names, particularly in the coal industry, have yet to recover from last year’s weakness. From a quality perspective, B rated bonds were well positioned to outperform as rising Treasuries weighed on higher qualities and general risk-aversion sentiment impacted lower-rated credits. The average spread-to-worst for the J.P. Morgan Global High Yield Index finished the period at 562 basis points. The yield-to-worst on the index ended at a compelling 7.09%, considering the relatively rich valuations in 2013 and the majority of last year.

Year-to-date issuance totals are slightly trailing the same period last year. With an overall increase in merger and acquisition related activity year-to-date at the expense of refinancing, net new issuance is above last year’s levels through June. This year, of the 21 companies that have defaulted so far, two-thirds are energy- or metals and mining-related, including credits in the coal industry.

Credit selection within the media/telecommunications sector was the largest contributor to relative performance. We have positioned our portfolio to benefit from mergers and acquisitions in the broad media space. Many of the recent transactions have been strategic in nature and have been positive for bond holders. For example, our high-conviction overweight position in Altice, which has been a key player in European cable industry consolidation, performed strongly in the period as a result of accretive acquisitions and earnings growth from improved margins.

In the services sector, our position in Transworld Systems, a debt collection services company, weighed on relative performance. The bonds have traded lower as the company has experienced ongoing weakness in its student loan and health care segments from 2014. While the student loan outlook remains murky based on Department of Education contract renewals, the health care segment has seen improvements this year. We remain holders of the name at these levels based on valuations.

We are cautious in the near term as reduced liquidity and volatile rates along with global risks from Greece and China could produce a challenging environment. Valuations are compelling, though, and aside from the uncertainty emanating from the energy sector, the fundamentals underpinning the companies in the high yield market appear solid. Issuers have repaired their balance sheets, reduced capital costs, and extended maturities through refinancing activity over the past several years.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Bonds
BBB/BB Rated & Above	2.7%
BB Rated	20.8%
BB/B Rated	15.6%
B Rated	34.1%
B/CCC Rated	11.0%
CCC and Below	13.3%
Not rated	0.9%
Equity securities	1.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 3.47% for the six-month period ending June 30, 2015, compared to its benchmarks the S&P 500 Index’s return of 1.23% and the Merrill Lynch Corporate/Government Index’s return of –0.19%.

For the six-month period, the Fund outperformed its all-equity benchmark, the S&P 500 Index. The Fund’s equity holdings drove outperformance as the equity portion significantly outperformed the S&P 500 Index. The Fund’s fixed income segment posted a positive return for the period.

U.S. stocks generated mixed performance in 2015’s second quarter. Major indexes reached all-time highs in May or June, but they closed below their highs after a sharp sell-off at the end of June. For most of the period, merger activity and a strengthening economy supported the stock market. U.S. bond returns were mostly negative.

During the period, our equity weight remained relatively unchanged. We rotated into the traditionally defensive health care, consumer staples, and utilities sectors, while we lowered our exposure to the more cyclical consumer discretionary and energy sectors. We continued to maintain exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Our overall weight to fixed income securities decreased during the period. High yield securities outperformed their investment-grade counterparts, supported by rising oil prices and moderate levels of new issuance. As a result, we were able to trim select high yield energy holdings. High yield remains our largest fixed income asset class. Given our concern about rates rising over the intermediate term, we continued to lower the portfolio’s duration in order to provide protection from rising rates.

On a relative basis, the health care sector boosted relative performance, due to our sizable overweight and stock selection. Cigna’s shares rose as Anthem made several bids to acquire the company at progressively higher prices because the insurer is an attractive target for a larger managed care company. In both information technology and consumer staples, stock selection and favorable underweights aided relative results. The telecommunication services sector detracted on a relative basis due to our underweight allocation. Stock selection in the energy sector also detracted but this was offset by a favorable underweight.

After reaching its sixth year in March, the bull market in U.S. equities continued during the second quarter, reaching record highs before the sell-off in late June. Given the market’s extended strength, rich valuations across asset classes, and mounting uncertainty around the globe, our outlook remains cautious and we expect more modest returns than in recent years.

With the extended market advance, the portfolio remains more conservatively positioned and focused on our highest-quality ideas, bearing in mind our commitment to capital preservation. As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Fixed Income	22.4%
Health Care	20.0%
Financials	13.8%
Industrials	12.1%
Technology	9.7%
Consumer Discretionary	7.3%
Consumer Staples	6.2%
Energy	4.6%
Utilities	2.2%
Materials & Processing	0.9%
Telecommunications	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 0.68% for the six-month period ending June 30, 2015, compared to its benchmarks, the S&P 500 Index’s return of 1.23% and the Barclays Capital U.S. Aggregate Bond Index’s return of –0.10% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with the S&P 500 Index for the year-to-date period. The Fund’s fixed income allocation outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Contributing to performance of the fixed income allocation of the Fund was the more conservative duration, or interest rate exposure, and sector allocation of the underlying individual fixed income fund versus the broad market Index.

Penn Mutual Asset Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/15

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 6.95% for the six-month period ending June 30, 2015, compared to the 3.96% return for its benchmark, the Russell 1000 Growth Index.

The Fund delivered positive returns for the six months ended June 30, 2015, notably outpacing the benchmark Russell 1000 Growth Index. Stock selection was the main reason for relative outperformance, but group weighting was also positive. Health care, consumer discretionary, and consumer staples were the leading relative outperformers. Information technology and industrials and business services were the largest detractors.

U.S. stocks generated gains in the six months ended June 30, 2015. Several major indexes reached all-time highs in May or June, but they retreated in the sharp sell-off at the end of June amid worries about the financial crisis in Greece. During the first three months, stocks rose on optimism about stabilizing oil prices and monetary stimulus overseas. In the second quarter, stock market performance was mixed. Sector performance in the Standard & Poor’s 500 Stock Index was mixed. Health care and telecommunication services outperformed, while utilities, energy, and industrials posted losses. As measured by Russell indexes, large-cap stocks underperformed small- and mid-caps, while growth stocks outperformed value shares.

Health care was the leading outperformer, largely driven by stock selection, but notable overweighting of the strongest-performing sector in the benchmark also benefited results. Holdings in the pharmaceuticals and biotechnology industries strongly contributed to relative performance. Shares of Valeant Pharmaceuticals rose following the release of better-than-expected results for the first quarter, driven by gains in Asia and Mexico, despite currency headwinds. Management raised its outlook for the year and expects Salix Pharmaceuticals, acquired in February, to contribute $1 billion in revenue this year.

Consumer discretionary outperformed mainly on stock selection, but overweighting the second-strongest performer in the Russell index also helped. Shares of Amazon.com soared after the company announced strong Amazon Prime membership growth and said that it would break out financial results for its Amazon Web Services unit for the first time. The stock rose further after the profitability of Amazon Web Services reported by the firm was much higher than expected.

Information technology was the leading relative detractor, due to stock selection. Alibaba shares exhibited weakness after Chinese government officials said early in the year that the company did not take sufficient measures to prevent the sale of counterfeit goods. The stock has recovered some of its loss. Despite temporary headwinds, we have a favorable outlook on Alibaba as the dominant e-commerce platform in China. Underweighting Apple hurt relative performance as strong iPhone sales continued. We remain underweight as we believe that a decelerating product cycle will eventually hamper iPhone growth.

Industrials and business services underperformed mainly due to stock selection.

The outlook for U.S. equities remains generally positive, but after a six-year bull run during which the S&P 500 rose more than 200% without a significant correction, investors may have grown too complacent about the risk of short-term market volatility. Equities still appear attractive when measured against very low Treasury yields, but their valuations make them vulnerable to increased interest rates. Companies will have a harder time expanding margins by cutting costs, and only companies that are executing well will be able to achieve solid profit growth.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Technology	28.3%
Consumer Discretionary	24.7%
Health Care	24.2%
Industrials	11.0%
Financials	6.2%
Consumer Staples	2.7%
Materials & Processing	1.6%
Energy	1.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 1.07% for the six-month period ending June 30, 2015, compared to the 3.96% return for its benchmark, the Russell 1000 Growth Index.

Early in the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 U.S. Federal Reserve rate hike increased. At the end of the period, the stronger U.S. dollar slowed revenues in many U.S.-based multinational companies.

Stock selection in the leisure and technology sectors detracted from performance relative to the Russell 1000 Growth Index. Within the leisure sector an overweight position in global media company 21st Century Fox hampered relative returns. Within the technology sector an underweight position in computer and personal electronics maker Apple, and overweight positions in data storage systems provider EMC and enterprise software products maker Oracle also weighed on relative results.

Weak security selection in the health care sector was another factor for relative underperformance. Here, not holding biotech firm Gilead Sciences hurt relative returns as the stock outpaced the index during the reporting period.

Stock selection in the consumer staples sector also weighed on relative results led by overweight positions in global consumer products company Colgate-Palmolive and nutrition company Mead Johnson Nutrition.

A combination of overweight position and weak stock selection in the industrial goods & services sector dampened relative performance. Within this sector, an overweight position in facilities maintenance products supplier W.W. Grainger weakened relative results.

In other sectors, the Fund’s avoidance of strong performing internet retailer Amazon.com and an overweight position in investment management firm Franklin Resources also detracted from relative returns.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, detracted from relative performance. All investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

An underweight allocation to the transportation sector contributed to relative performance. The Fund’s avoidance of poor-performing transportation services provider Union Pacific bolstered relative results.

A combination of strong stock selection and overweight position in the special products & services sector also aided relative returns. Within this sector, overweight positions in consumer credit reporting company Equifax and management consulting firm Accenture helped relative performance.

Elsewhere, the Fund’s avoidance of wireless communications software company QUALCOMM, software giant Microsoft, financial services company American Express, semiconductor manufacturer Micron Technology and beverage maker Coca-Cola supported relative results. Additionally, overweight positions in polpropylene manufacturer Lyondellbasell Industries and precision instruments manufacturer Mettler-Toledo International also aided relative returns.

Penn Mutual Asset Management, Inc.

Investment Adviser

MFS Investments

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Technology	30.5%
Consumer Discretionary	16.1%
Healthcare	13.7%
Consumer Staples	13.3%
Industrials	12.7%
Materials & Processing	7.9%
Financials	4.3%
Energy	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 2.06% for the six-month period ending June 30, 2015, compared to the 3.96% return for its benchmark, the Russell 1000 Growth Index.

Challenged stock selection in the information technology sector was the primary source of weakness during the first half of the year. While sector performance in consumer discretionary was mixed and overall hurt performance, stock selection within the sector provided some positive offset. Health care also had mixed results but select names were strong performers. An underweight, along with some selection benefit, to consumer staples and materials provided a tailwind to performance.

Our position in Union Pacific weighed heavily on performance. A material slowdown, coupled with a general softness in the transportation and agricultural sector, has caused tonnage volumes to be weaker than expected. These headwinds were exacerbated by a plunge in coal prices during the most recent quarter. As coal prices dropped, some rail stocks saw valuation compression and disconnection from longer-term fundamentals.

As we seek to identify firms with direct leverage to improving consumer confidence, exposure to the media industry was reduced. Advertising trends for traditional broadcast networks have shown signs of weakness and ratings began to reflect the shift from the networks to other viewing media. Ratings at Twenty-First Century Fox suffered the largest hit among the major networks. We sold our position in the stock.

Positioning within the technology sector detracted from performance in the quarter on concerns of a weakening personal computer cycle. Caught up in the sell-off of personal computer related stocks were portfolio holdings Western Digital and Micron Technology. We believe Western Digital remains well positioned to benefit from cloud storage growth going forward, so maintained our position in the stock. Micron is a leading provider of DRAM memory to not only PCs, but to faster growing market segments such as cloud computing and smart phones. Rapid, instantaneous computing requires DRAM memory, and that need continues to expand with the proliferation of smart phones globally and computing in the cloud. Therefore we maintained our position in Micron as well.

The materials sector is not typically rich in opportunities for our true growth style. During the first half, however,

Vulcan Materials proved to be a significant contributor to absolute and relative performance. The provider of raw materials into asphalt and cement construction gained over 20% as investors began to appreciate strength in the company’s end markets.

Amazon.com and Nike were strong contributors within the consumer discretionary sector. Shares of Amazon.com continued to outperform after a difficult 2014. The company has, at least temporarily, been quiet about new spending initiatives and delivered operating leverage and profit margins that surprised to the upside. More importantly, for the first time Amazon reported financial results for its Amazon Web Services segment. Shares of Nike rose after the company showed accelerating sales in its women’s division. This key segment had historically underperformed peers, but Nike is executing a strategy for new product development, distribution, and branding targeted to female customers.

Palo Alto Networks continued a strong run of outperformance. Due to the proliferation of high profile hacks and data breaches, Palo Alto’s network firewall solutions are proving to be highly valuable to enterprise and governmental customers. Spending on security and data protection has exploded in recent years and Palo Alto has been a key beneficiary.

Regeneron Pharmaceuticals was a strong contributor within health care. For a company that has independently developed multiple successful drugs, most notably Eylea to treat macular degeneration and blindness, investor excitement grew at the likelihood of a new drug to manage cholesterol.

Penn Mutual Asset Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Technology	31.6%
Consumer Discretionary	25.3%
Healthcare	20.5%
Financials	8.3%
Industrials	5.2%
Materials & Processing	3.6%
Telecommunications	2.9%
Consumer Staples	1.8%
Energy	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 0.52% for the six-month period ending June 30, 2015, compared to the –0.61% return for its benchmark, the Russell 1000 Value Index.

The Fund turned in strong performance on an absolute and relative basis over the past six months. Contribution to return, as well as individual stock selection, was particularly strong in the health care, materials, consumer staples and financials sectors. Detracting from absolute performance were the information technology, energy, consumer discretionary and utilities sectors. However, stock selection within information technology and large underweights in the energy and utilities sectors offset this on a relative basis.

The most significant individual contributors were UnitedHealth Group, Eli Lilly and Company and Vulcan Materials. The stock valuation of United Health Group, a managed care company, continued to move higher as investors became less concerned regarding margins in their commercial business and more focused on the growth opportunities in their Medicare, Pharmacy Benefits, and Healthcare information technology businesses. Eli Lilly’s shares outperformed due to increased investor optimism regarding its late-stage pipeline of potential new therapies, particularly Evacetrapib for statin-intolerant high cholesterol patients and Solanezumab, which is being studied in mild Alzheimer’s patients. Vulcan Materials Company, a producer of construction aggregates, benefited from a good earnings report, a well-received analyst day and a profitable US-Centric business model.

Laggards included Norfolk Southern, National Oilwell and Knowles Corporation. The profitability of Norfolk Southern, a rail transportation company, has been impacted by worse-than-expected volumes, driven by weak coal demand and higher investment in rail service; earnings estimates have been trending down materially for the entire railroad group. National Oilwell Varco, an equipment provider in the oil and gas industry, underperformed on concerns that the offshore capital equipment market may face a protracted downturn, augmented by the Petrobras corruption scandal in Brazil, which has increased cancellation risk for a portion of the company’s revenue backlog tied to Petrobras. Knowles, an advanced acoustic component company, reported first-quarter guidance that was substantially lower than investors anticipated due to lost fixed-cost leverage from another quarter of not selling its microphones, due to a design flaw, into the iPhone. Management did not articulate the issue well or provide full-year guidance; causing investors to question whether subsequent quarters will also face substantial margin pressure, even though Knowles is once again selling into the iPhone.

On a sector level, the Russell reconstitution (annual rebalance of their benchmarks) occurred at the very end of second quarter. On a relative basis, this resulted in increasing our overweight in consumer discretionary and health care and increasing our large underweight in the energy sector. It also converted our modest overweight in the information technology sector to an underweight. Therefore, with no action taken in the Fund, there are fairly large differences in variation from the benchmark quarter over quarter, as our sector weights are driven by bottom-up stock selection not sector allocation.

Looking ahead, mergers and acquisitions continue unabated. Despite attempts by the U.S. Government, tax-related “synergies” continue to be a driving force, and the insurance industry is the latest group to jump into the fray. Overall, fundamentals are reasonably good, but valuations reflect that stocks aren’t absolutely cheap, and tensions appear high as well. We would be more cautious on the equity markets if we sensed euphoria, or complacency, on the part of investors. Instead, every mention of “caution,” “over-valuation” or even “bubble” by pundits has the effect of mitigating the very issue being written or spoken about. Therefore, we continue to believe the market will be range bound over the near term.

Penn Mutual Asset Management, Inc.

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Financials	27.7%
Healthcare	17.2%
Consumer Discretionary	10.8%
Industrials	10.6%
Technology	9.8%
Energy	8.7%
Consumer Staples	5.3%
Materials & Processing	4.3%
Utilities	3.0%
Telecommunications	2.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 0.60% for the six-month period ending June 30, 2015, compared to the –0.61% return for its benchmark, the Russell 1000 Value Index.

Under the backdrop of conflicting economic signals and ongoing geopolitical issues, equity markets registered fairly choppy results over the six month period, with a host of competing factors impacting investors’ collective psyche.

On the positive front, the job and housing markets continued to strengthen, with new and existing home sales hitting multiyear highs during the period. Additionally, consumer confidence rose, and both retail sales and auto sales exhibited strength.

At the same time, several factors weighed on investor sentiment including developments in China and Greece. China’s stock market, a top global performer earlier in 2015, plunged in June on worries about slowing economic growth and excessive equity valuations. In Europe, stimulus measures by the European Central Bank spurred stock gains early in the period before shares retreated amid mounting anxiety over the Greek crisis.

The Fund’s outperformance during the period was primarily driven by strong stock selection, most notably in consumer staples and financials, which more than offset unfavorable sector allocation results.

In consumer staples, overweight positions in Reynolds American and Kroger, as well as not owning Procter & Gamble, a large constituent of the Index, benefited relative performance. In financials, an overweight position in JPMorgan and not owning Berkshire Hathaway contributed to relative results. Among other top individual relative contributors included overweight positions in Eli Lilly, Home Depot, and XL Group.

Stock selection within health care detracted from performance, most notably the Fund’s underweight exposures to strong-performing UnitedHealth Group and Pfizer. Elsewhere, the Fund’s holding in QUALCOMM, C.H. Robinson, and Oracle were among the top detracting positions. From a sector allocation perspective, the Fund’s modest overweight exposure to Consumer Staples detracted from relative performance.

The second quarter of 2015 was a fairly active period for the Fund, as a number of bottom-up decisions led to portfolio changes. Of note, the Fund saw an increase in its industrials exposure. Specifically, we saw opportunity in some of the industrial conglomerates. To that end, we increased our position in General Electric, as we believe we may be entering a new cycle that rewards sound capital allocation and potential divestitures. In Information Technology, we initiated a position in chipmaker Intel. The company had seen its stock price under pressure, which provided a solid entry point into a leading franchise that we believe is poised to improve as the personal computer market rebounds and Intel gains share in the cloud.

Sales activity during the quarter included trimming some winners in consumer staples, such as grocery retailer Kroger, which has seen its valuation expand in 2015. In energy, we consolidated our holdings by stepping away from Chevron and seeking to add to existing positions with what we perceive to be more compelling valuations and more attractive risk/reward profiles.

We believe the characteristics of the Fund’s underlying portfolio have continued to reflect strength when compared to its benchmark, including data that suggested a higher expected long-term earnings per share (EPS) growth rate and higher profitability ratios, combined with similar valuation metrics.

Going forward, many investors will be focused on the Fed for a possible September increase in short-term interest rates, which have been anchored near zero since 2008. While some market observers warn that the Fed’s first rate hike could have a negative impact on stocks, others believe the likelihood of rising rates may already be built into equity valuations. These latter observers point to stocks’ fairly muted reaction to the ongoing rate discussion, along with the market’s positive response to the Fed’s pledge to raise rates slowly.

Penn Mutual Asset Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Financials	29.9%
Energy	13.7%
Technology	11.7%
Healthcare	10.7%
Industrials	10.6%
Consumer Staples	7.2%
Utilities	5.7%
Materials & Processing	4.7%
Consumer Discretionary	3.8%
Telecommunications	2.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 1.06% for the six-month period ending June 30, 2015, compared to the 1.23% return for its benchmark, the S&P 500 Index.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6, with the release of stronger than expected U.S. Non-Farm Payroll numbers. The positive tone of economic U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

In April, the first quarter 2015 U.S. gross domestic product (GDP) report indicating a less than expected 0.2% annualized rate of growth disappointed expectations on negative impacts from net exports and non-residential construction. However, the disruptions in West Coast ports and poor weather likely contributed to the plunge in non-residential construction. After April’s bumpy ride for equity investors, May offered some respite as volatility subsided. Also housing started to rebound impressively in April to the highest rate so far in this recovery and the highest since November 2007. It is unclear if this is the start of a new and stronger trend in home starts or merely reflects starts that may have been delayed due to poor winter weather. In June, U.S. Large Cap Indices continued to trade in a tight range in June with the S&P 500 Index hitting a high on June 23 for the month and a low on June 29, a mere 3.2% spread. For all of 2015 in fact the U.S. market as gauged by the S&P 500 Index has been extremely tentative in direction, never up more than 3.5% or down more than 3.2% during the first six months of 2015, the tightest mid-year trading range on record, according to a Ben Levinson dispatch in Barron’s. For the month, the S&P Total Return Index finished the month down 1.9%.

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. As the Federal Reserve contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Technology	19.6%
Financials	16.6%
Healthcare	15.4%
Consumer Discretionary	12.8%
Industrials	10.1%
Consumer Staples	9.4%
Energy	7.8%
Materials & Processing	3.2%
Utilities	2.8%
Telecommunications	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 3.49% for the six-month period ending June 30, 2015, compared to the 4.18% return for its benchmark, the Russell Midcap Growth Index.

Consumer discretionary and information technology were the two significant detractors in the first half of the year. In our consumer discretionary group, several of our specialty retailer stocks were quite weak, including Kate Spade, Ralph Lauren, and DSW, all over concern about sales growth related to consumer spending, in general, and some company specific issues. Signals that the handbag category is weakening across many retail concepts has been problematic for the stock of Kate Spade, although that company is still in an early phase of growth and is likely to take market share within the category. Negative currency trends and weaker sales trends have pushed out the earnings recovery at Ralph Lauren. The stock of shoe retailer DSW has been weak related to concerns about consumer spending and the company’s ability to realize sales and margin gains in a competitive environment.

Despite having many strong names in information technology, including Electronic Arts, ServiceNow, and Ansys, the strength was superseded by weakness in three particular names: Sandisk, Pandora Media, and Teradata. Sandisk was weak after the news of the sluggish fourth quarter and 2015 outlook, and then weakened further with another soft business outlook late in the first quarter. The stock of Pandora Media continues to struggle under controversy surrounding the outcome of a royalty board decision expected later this year, in addition to concerns about the pace of growth of their business. We think that Pandora represents one of the best internet media properties, with the opportunity to continue building a vibrant business around a sizable streaming music user base, and that the royalty board outcome will not be unfavorable to the company. Teradata has fallen victim to a tight information technology spending environment with security solutions taking share from data analytics given the high profile security breaches in corporate America.

Our financial stocks generated the greatest contribution of outperformance on the basis of strong stock selection, as we were slightly overweight this underperforming sector. The Fund is well-invested in bank stocks, particularly regional and trust banks, while the Index is only lightly invested in bank stocks. Strong returns from Signature Bank of New York, First Republic Bank, and Northern Trust,

all potential beneficiaries of the rate increases seen in the first half of the year, led our financials sector to an 13.5% gain. The index is heavily weighted in real estate investment trust stocks, which struggled, in contrast to bank stocks, as rates rose.

We were overweight health care, financials, information technology, and energy in the first half of 2015. The materials sector was our largest absolute underweight sector, followed by consumer discretionary, industrials, telecommunications services, consumer staples, and utilities.

Our outlook for the stock market remains cautiously constructive, as it has been for much of the year. The U.S. economy is in a growth — albeit a slow growth — mode. Economies elsewhere in the world remain challenged, which restricts the ultimate strength of U.S. companies and the economy. Our preference for high quality growth companies with stable and sustainable earnings profiles and strong balance sheets will serve our investors well should the economy struggle to regain a faster growth rate as it progresses through 2015. We will continue to invest in well-managed growth companies in the key growth areas of the economy, including health care, information technology, consumer discretionary, some aspects of consumer staples, financials and industrials. Health care remains our biggest overweight sector, as we continue to find many opportunities to invest in interesting long term growth companies in that sector.

Penn Mutual Asset Management, Inc.

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Consumer Discretionary	21.0%
Technology	18.5%
Healthcare	18.0%
Industrials	15.2%
Financials	11.1%
Consumer Staples	7.8%
Energy	6.3%
Materials & Processing	2.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 3.04% for the six-month period ending June 30, 2015, compared to the 0.41% return for its benchmark, the Russell Micap Value Index.

Not much has changed with the investment environment during the last several months. Investors continue to wait for the Fed “lift off,” the domestic economy strengthened after a sluggish first quarter, corporate profits are stronger (excluding energy-related companies) than some analyst’s estimates, and easy monetary policies remain in place around the world. The international backdrop has recently become more of a concern, but it is our belief that the situation in Greece will be contained. The improving U.S. economy has led to a much more robust labor market and consumer income and wealth have increased meaningfully. We believe this improvement in financial conditions for consumers will likely result in sustained domestic growth, potentially outweighing the uncertainty created by the recent turmoil in foreign markets.

We continue to position the Fund for higher interest rates and stronger domestic growth. In what has become a stock pickers market, our emphasis remains on identifying financially strong companies that have dynamic management teams focused on creating shareholder value. We believe this focus is even more important given the market’s lofty valuation levels. Additionally, it is key as a contrarian value investor, to continue to initiate new investment ideas in higher-quality companies that could hold up better during the inevitable market declines.

The Fund benefited from our overweight position in the consumer discretionary sector, especially in the first quarter. We believe that lower oil prices and continued gains in employment and wages could eventually lead to higher consumer spending. Stock selection in this sector also helped, with several companies exceeding earnings expectations. The Fund was also aided by the general rise in interest rates, as we are underweighted relative to the benchmark in utilities and financial services. Most of the regional banks we own are interest rate sensitive and we are significantly underweighted REIT’s, which came under a lot of selling pressure during the second quarter. On the negative side, we have been (in recent quarters) and continue to be underweighted to the health care sector. In our opinion, the recent M&A frenzy in this sector has driven valuations way too high for the value buyer. Finally, our substantial overweight position in the producer durables area also hurt performance during the quarter. As the period progressed, several stocks outperformed due to strong earnings reports and two of our energy related holdings benefitted from the bounce back in oil prices. On the negative side, some of our companies reported weaker earnings than expected and the stocks declined. We reviewed the investment cases for these companies and believe that our investment theses are still intact. One of our financial services holdings, a REIT, also came under pressure due to the rise in interest rates during the quarter.

With the domestic economy improving, the Fed is likely to raise rates sometime in 2015, in our opinion. As inflation appears under control, we believe any Fed hike will be slow and moderate. Additionally, investors may start to move their focus to next year’s earnings, which will likely benefit from the overlapping of the drop in oil prices and the strength of the U.S. dollar. Under this scenario, we think the market can move up during the second half of the year, but finding the right stocks will be the key to outperformance. We are confident that our focus on quality companies undergoing change will fare well in such an environment.

Penn Mutual Asset Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Industrials	22.7%
Technology	19.4%
Financials	17.7%
Consumer Discretionary	12.0%
Energy	9.6%
Utilities	7.5%
Materials & Processing	3.6%
Health Care	3.2%
Consumer Staples	3.0%
Telecommunications	1.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 0.67% for the six-month period ending June 30, 2015, compared to the 0.41% return for its benchmark, the Russell Midcap Value Index.

In the first quarter, the U.S. economy continued a solid, moderately paced recovery, oil prices stabilized following a significant decline, and the energy sector overall performed poorly. In March, the Federal Reserve issued a statement removing “patient” from its language, but also stressed it will be flexible regarding the pace and timing of rate increases. Over the second quarter, U.S. markets were generally flat, though multiple indices set new records.

Five of the 10 sectors in the Index generated positive returns. The health care sector performed well, driven by consolidation among managed care companies, while hospitals benefited from the U.S. Supreme Court decision upholding subsidies to states participating in federal health insurance exchanges. Among mid caps, the telecommunication services sector underperformed as some of the larger weights in the group have large exposure to the declining landline business. Utilities and REITs, both sensitive to interest rate changes, underperformed as interest rates rose. Conversely, several other industries in the financials sector performed well, as many financial institutions will benefit from higher rates.

The Fund generated positive absolute returns in five of the 10 sectors in which it was invested. On a relative basis, the Fund outperformed as a result of security selection.

In the financials sector, security selection contributed the most to relative performance. The Fund’s overweight position relative to the benchmark in Northern Trust contributed as the company benefited from increasing interest rates and continued success from cost-cutting efforts. The stock price for HCC Insurance Holdings rose after the announcement that it would be acquired by Tokio Marine Holdings at a significant premium to its price at the time.

Security selection in the food products industry led the contribution from the consumer staples sector. A position in Kraft appreciated after the company announced a merger with Heinz during the first quarter, and the team exited the position. ConAgra Foods contributed as activist hedge fund Jana Partners purchased a stake in the company.

Security selection in the industrials sector detracted overall, but the sector was the source of top contributor Exelis. During the first quarter, the aerospace and defense company was acquired by competitor Harris Corp. in a cash and stock deal at approximately a 35% premium over the company’s share price at the time.

Selection among information technology companies was the greatest detraction from relative performance. SanDisk’s stock sold off after the company reduced guidance earlier this year. The team believes the flash memory firm will benefit from increased use of solid state drives. A position in Micron Technology had a negative impact on relative results amid weakness in the PC-build segment. As a result, the semiconductor company’s prices dropped faster than its costs, hurting the share price.

The Fund’s position in CenturyLink detracted along with other companies in the telecommunication services sector with exposure to the declining landline business. A position in trucking company Heartland Express declined along with other transport companies that have underperformed across the industry this year. Additionally, the company’s integration of its acquisition of Gordon Trucking has moved more slowly than anticipated.

The Russell indices were reconstituted in late June, shifting some of the Fund’s relative weightings. The Fund’s largest overweights are in the consumer staples, information technology, health care, and industrials sectors. In the financials sector, the Fund remained significantly underweight in REITs, as the team continues to find valuations unattractive in the space. The Fund is also underweight in the materials and utilities sectors.

Penn Mutual Asset Management, Inc.

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Financials	27.2%
Industrials	11.5%
Energy	11.3%
Technology	10.9%
Utilities	9.4%
Consumer Staples	8.6%
Consumer Discretionary	8.5%
Health Care	8.2%
Materials & Processing	2.9%
Telecommunications	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 9.62% for the six-month period ending June 30, 2015, compared to the 8.09% return for its benchmark, the Russell 2500 Growth Index.

Positive contribution was primarily the result of stock selection in the information materials, energy, and consumer discretionary sectors. Stock selection in consumer staples provided a headwind to performance.

Among the strongest portfolio contributors in the information technology sector, Tableau Software, reported stellar results during the quarter. The business intelligence and data analytics software company is becoming the de facto standard across large enterprises. Palo Alto Networks continued a strong run of outperformance. Due to the proliferation of high profile hacks and data breaches, Palo Alto’s network firewall solutions are proving to be highly valuable to enterprise and governmental customers.

Weakness within technology was visible in the services industry as Yelp declined over 22%. The company’s longer term profitability potential was called into question after reporting decelerating growth trends. The disappointing top line sales growth coupled with higher marketing and acquisition costs caused us to determine to sell the position. Also within the technology sector, weakness was visible in portfolio holding Shutterstock. Despite reporting strong quarterly results, the provider of online digital photo content saw its share price moderate as investor concern mounted regarding increased competition and foreign exchange headwinds. In the technology hardware and equipment industry, Nimble Storage, proved to be a detractor. The data storage platform provider met quarterly financial expectations; however, management’s first quarter earnings guidance left investors somewhat disappointed.

Taser International was a strong contributor within the industrials sector. After declining in the first quarter, shares of Taser International posted strong returns in the second on better-than-expected financial results. In addition to manufacturing public safety equipment, the company sells body-worn camera systems and an associated cloud based video subscription service. Additionally, the company’s video subscription service is increasingly valuable in efforts to enhance public safety.

Axalta Coating Systems is a manufacturer of paint and performance coatings for the automotive industry. The global coatings industry is experiencing strong demand as the recovery in sales of trucks and automobiles gains momentum.

Selection within the health care sector generated mixed results during the quarter. BioMarin Pharmaceuticals and Novavax were examples of strength in the sector with both posting strong year to date advances. DexCom is a leader in the diabetes market. DexCom continues to deliver very strong results, and recently received approval for an integrated iPhone app. The app launch overcomes a significant hurdle, as the FDA had previously not allowed a medical app on a smartphone without the smartphone being approved as a medical device.

Further weakness was seen in shares of Align Technology. The maker of the clear Invisalign dental braces has an accelerating growth profile and should benefit from improving consumer spending. However, shares of Align lagged during the period as investors remained cautious given management’s description of 2015 as an “investment” year. We have maintained our position and feel the company still has the ability to exceed expectations this year.

While considerable uncertainty remains within the equity market, it is becoming increasingly clear that the U. S. consumer is well positioned. Lower gas prices, a strong U.S. dollar, and an improving job market with early signs of wage growth should provide tailwinds to those firms levered to U.S consumer spending. The portfolio benefitted from our anticipation of these trends by an increase in our consumer exposure during the period. ServiceMaster Global Holdings contributed to period returns. The company, which operates a number of business lines including pest control and home warranty issuance, is benefitting from improving U.S. household formation trends.

Penn Mutual Asset Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Consumer Discretionary	26.2%
Technology	23.3%
Healthcare	21.6%
Industrials	16.4%
Financials	4.6%
Materials & Processing	2.9%
Consumer Staples	2.1%
Energy	1.7%
Telecommunications	1.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 1.91% for the six-month period ending June 30, 2015, compared to the 1.71% return for its benchmark, the Russell 2500 Value Index.

U.S. equity markets have been strong over the last six months. However, recently increased anxiety about a potential Greek default and exit from the eurozone led to a sudden spike in volatility.

For the first half of the 2015 year, the Fund rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index. Sector allocation and security selection both contributed to returns. Security selection was positive due primarily to strong financials and materials holdings. Individual contributors varied by sector. Stocks that outperformed included Meritage Homes which reported better-than-expected sales and orders driven by lower mortgage rates and improvements in its key Arizona market. Spirit AeroSystems’ shares rose after reporting fourth quarter 2014 results that were ahead of expectations and introducing 2015 free cash flow guidance that was well ahead of consensus.

Security selection in the industrials and consumer-staples sectors detracted from relative performance. Individual detractors were companies where investors reacted to company-specific catalysts. For example, Bloomin’ Brands, an operator of restaurant chains, underperformed. The company reported same-store sales below consensus expectations, fueling fears of a further slowdown in traffic growth for its restaurants. Milk producer and direct-to-store distributor Dean Foods also underperformed. Dean reported lower-than-expected earnings and guidance as the stronger gross profit per gallon it achieved on milk sales was offset by higher-than-expected overhead expenses.

We believe that the smaller-cap market environment continues to overlook companies with the deeper-value characteristics that make up much of our portfolio. Instead, investor anxiety about Greece, volatile oil prices and potential future interest rate increases by the Federal Reserve has driven strong returns for stocks in sectors perceived to be sheltered from these pressures. As a result, health care stocks have been standouts in performance over the past year while more cyclical stocks have lagged. This sharp performance differential has created what we see as an opportunity to selectively add attractively valued, high-quality stocks with strong company catalysts.

Penn Mutual Asset Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Financials	27.9%
Technology	19.5%
Consumer Discretionary	18.0%
Industrials	15.1%
Utilities	4.9%
Materials & Processing	4.8%
Healthcare	3.8%
Energy	3.3%
Consumer Staples	2.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 8.11% for the six-month period ending June 30, 2015, compared to the 8.74% return for its benchmark, the Russell 2000 Growth Index.

Our holdings in the health care and information technology sector were the largest detractors from relative results. Our stock selection in the consumer discretionary and materials sectors were the largest contributors to relative performance.

Stratasys was our largest detractor. The stock was down due to a slowdown in demand for some of its 3-D printers during the period, but we believe this is temporary and continue to like the stock. The company makes and sells 3-D printing services, which companies use in computer-assisted design. We believe that we are in the early innings of the use of 3-D printers, which should gain wider adoption since they speed up the design process from concept to physical product.

ChannelAdvisor was another large detractor. The company helps other businesses manage, monitor, and optimize their merchandise sales in various online channels. The stock was down after the company reported disappointing fourth quarter revenues. The fourth quarter saw a rapid shift in buying behavior, with consumers doing more of their holiday shopping on large e-commerce sites that offer a better mobile shopping experience. ChannelAdvisor makes less revenue from the shopping that takes place on these larger platforms. We are currently reviewing the position to assess how ChannelAdvisor will respond.

Rexnord Corp. was another detractor. The stock was down due to a challenging general industrial end-market and some weather-related project delays for one of its business segments. We continue to like the company. Rexnord conducts process and motion control, as well as water management operations. The company offers gears, seals, couplings, industrial and aerospace bearings, special components, industrial chain, conveying equipment, grade specification plumbing, water treatment and waste water control products. We consider Rexnord a high-quality industrial firm with stable core business segments and strengthening end markets.

While the aforementioned stocks disappointed during the period, we were pleased by the results of many other companies in the Fund. Synageva BioPharma was our top contributor to absolute performance. The stock was up after the company was acquired by Alexion Pharmaceuticals. We believe Synageva has a strong platform for producing human proteins that are used in enzyme replacement therapy to treat orphan genetic diseases, and given the attractive series of drugs under development, we were not surprised to see Alexion pay a hefty price for the company in a heated acquisition market.

Blackbaud was another top contributor. The stock has been up the past few months as the market has received more confirmation about the growth potential of the company. Blackbaud provides technology solutions designed to improve fundraising for the nonprofit industry. Fundraising is clearly a critical function for that industry, and Blackbaud’s solutions have proved an effective proposition for improving those fundraising efforts.

Carter’s was another top contributor. The stock was up after the company reported strong sales growth and the market received more confirmation that margin expansion can continue for the company. Carter’s embodies many of the characteristics we typically look for in companies. We think there is more stability to Carter’s business than most clothing companies because there is less fashion risk in infants’ clothing. Carter’s already has a dominant market share in baby clothing, and is a trusted brand for new parents, but we believe there is great growth potential as Carter’s further monetizes its brand by operating its own direct-to-consumer web site and opening more of its own stores.

Penn Mutual Asset Management, Inc.

Investment Adviser

Janus Capital

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Technology	33.8%
Healthcare	21.4%
Industrials	18.1%
Consumer Discretionary	14.4%
Financials	6.0%
Consumer Staples	2.3%
Materials & Processing	2.2%
Energy	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 2.39% for the six-month period ending June 30, 2015, compared to the 0.76% return for its benchmark, the Russell 2000 Value Index.

During the first half of 2015, investments in the financials and consumer discretionary sectors contributed to results, whereas the information technology and utilities sectors detracted from results.

During the first quarter, SM Energy, an oil and natural gas exploration and production company, was a top contributor to performance. At the beginning of February, shares of SM Energy rose sharply after the company preannounced fourth quarter production and reserve growth that exceeded consensus expectations. Jack in the Box, a company that operates and franchises Jack in the Box and Qdoba Mexican Grill restaurants, was also a top contributor to returns. In February, its shares traded higher after Jack in the Box reported better-than-expected fiscal first quarter results, highlighted by robust same-store sales growth and market share gains at both Jack in the Box and Qdoba.

Virtus Investment Partners, an asset management company that operates a diversified sub-advisory and multi-manager platform and offers a broad array of investment products, was a top detractor from performance. Its shares underperformed after the company experienced above-trend quarterly outflows in a number of its key investment strategies. The outflows resulted in lower net operating revenues and margins, which caused Virtus’ fourth quarter earnings to fall short of expectations.

Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was also a top detractor from returns. After posting impressive gains in 2014, with a particularly strong double-digit move in December, its shares traded lower in the first quarter as investors took profits and transitioned capital into weaker relative performers. We continue to have high conviction in the company’s strategy and assets over the remainder of this hotel cycle.

During the second quarter, Bank of the Ozarks, a regional bank with operations primarily located in the Southeastern U.S., was a top contributor to performance. Its shares rose steadily after the company announced better-than-expected first quarter earnings, largely driven by strong loan growth. Investors also reacted positively to news that Bank of the Ozarks would be acquiring Bank of Carolinas, thus expanding its footprint in North Carolina.

Vanda Pharmaceuticals, a company focused on the development and production of treatments for central nervous system disorders, was also a top contributor. We initiated a position in the company when we believed its shares were trading at an undeserved valuation discount due to investor concern that one of the company’s products, Hetlioz, was being prescribed more slowly than expected.

Esterline Technologies, a specialized manufacturer of engineered technology serving the aerospace and defense markets, was a top detractor from performance during the second quarter. Its shares declined after the company missed earnings estimates and lowered earnings guidance for the year. Despite recent headwinds, we continue to believe shares of Esterline Technologies are attractively valued and we are positive on the long-term earnings potential of the company.

KapStone Paper & Packaging, a manufacturer of paper container products, was also a top detractor from returns. Its shares traded lower after the company announced disappointing earnings, which management attributed to industry headwinds, specifically a stronger U.S. dollar which hurt pricing and challenged operating performance.

We continue to believe U.S. equities have further upside potential as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance going forward. We believe that U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we are cognizant of potential headwinds, such as foreign exchange volatility or unanticipated changes in monetary policy, we ultimately remain constructive on the direction of U.S. equity markets.

Penn Mutual Asset Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Financials	38.9%
Industrials	12.9%
Consumer Discretionary	11.9%
Technology	10.0%
Healthcare	7.1%
Materials & Processing	6.1%
Utilities	5.3%
Energy	5.2%
Consumer Staples	2.3%
Telecommunications	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 4.26% for the six-month period ending June 30, 2015, compared to the 4.75% return for its benchmark, the Russell 2000 Index.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6, with the release of stronger than expected U.S. Non-Farm Payroll numbers. The positive tone of U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

In April, the first quarter 2015 U.S. gross domestic product (GDP) report indicating a less than expected 0.2% annualized rate of growth disappointed expectations on negative impacts from net exports and non-residential construction. However, the disruptions in West Coast ports and poor weather likely contributed to the plunge in non-residential construction. After April’s bumpy ride for equity investors, May offered some respite as volatility subsided. Also housing started to rebound impressively in April to the highest rate so far in this recovery and the highest since November 2007. It is unclear if this is the start of a new and stronger trend in home starts or merely reflects starts that may have been delayed due to poor winter weather. In June, U.S. Large Cap Indices continued to trade in a tight range in June with the S&P 500 Index hitting a high on June 23 for the month and a low on June 29, a mere 3.2% spread. For all of 2015 in fact the U.S. market as gauged by the S&P 500 Index has been extremely tentative in direction, never up more than 3.5% or down more than 3.2% during the first six months of 2015, the tightest mid-year trading range on record, according to a Ben Levinson dispatch in Barron’s. For the month, the S&P Total Return Index finished the month down 1.9%.

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. As the Federal Reserve contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Financials	24.2%
Technology	17.2%
Healthcare	15.7%
Consumer Discretionary	14.6%
Industrials	13.1%
Materials & Processing	4.1%
Energy	3.9%
Utilities	3.3%
Consumer Staples	3.1%
Telecommunications	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 5.98% for the six-month period ending June 30, 2015, compared to the 5.88% return for its benchmark, the MSCI EAFE Index.

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15 by removing the peg between the Swiss Franc and the Euro in place since 2011. The Bank of Canada (BoC) provided further shock therapy on January 21 by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. On January 22, the ECB announced a larger than expected Quantitative Easing (QE) program scheduled to begin in March and set to continue through September 2016. The Eurostoxx Index had its strongest monthly performance since June of 2012. By the end of January, Denmark, Singapore, India and Turkey also eased policy by cutting interest rates while Brazil hiked rates.

Coming in to March, the outlook for global investors appeared to be improving with equity market volatility declining substantially in February. The improvement in mood was supported by anticipation of a larger than initially expected quantitative easing program from the ECB and a late February agreement between the European troika and Greece to extend bailout terms for four months. Very quickly into the month, however, fresh news came into the markets that raised uncertainties anew. On March 1, China eased administered rates, and maybe more consequentially, lowered its GDP forecast for 2015 to “about” 7%. Emerging market equities, commodities and indeed global equities traded lower on the news.

April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. U.S. yields also moved sharply higher at the end of the month.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, ECB and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds.

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. Europe shows the most potential to contribute more to global growth given the initiation of aggressive policy support from the ECB in March of this year. As the Federal Reserve contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Japan	22.9%
United Kingdom	17.9%
Switzerland	9.8%
France	9.2%
Germany	8.9%
Australia	6.8%
Netherlands	4.5%
Spain	3.4%
Hong Kong	3.2%
Sweden	2.9%
Italy	2.2%
Denmark	1.7%
Singapore	1.4%
Belgium	1.4%
Ireland	0.9%
Finland	0.8%
Israel	0.6%
Norway	0.6%
Luxembourg	0.3%
Austria	0.2%
China	0.1%
New Zealand	0.1%
Portugal	0.1%
South Africa	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 2.78% for the six-month period ending June 30, 2015, compared to the 4.35% return for its benchmark, the MSCI ACWI ex-U.S. Index.

Novo Nordisk reported robust results for the first quarter. Novo Nordisk has both dominant market share as well as industry leading products. The group is the leading drug company focused on diabetes care. Novo Nordisk is highly focused on its few core therapeutic areas and rewards shareholders with industry leading growth rates and cash returns.

Housing Development Finance released numbers that were in-line with expectations, but were muted by a deferred tax charge. It is well-placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. HDFC has been around since 1977 and is usually considered a “gold standard” in terms of corporate governance and risk management.

Sands China, as well as other Macau-exposed gaming stocks, were weak for the first half of 2015 for largely the same reasons that they have been weak over the past year. Gross gaming revenue in Macau is still under pressure as the Chinese government crackdown on corruption as well as the economic weakness on the mainland has hurt visitation growth and gambling appetite. However, as we have detailed before, our conviction on the Macau space has not changed over the long term, even while the nearer and medium term horizon has been cloudy. We still believe it presents tremendous opportunities for highly profitable growth and strong cash returns for shareholders.

Going forward, the environment in Macau is starting to look better. The local Macau government, having now felt the industry’s pain via meaningfully lower gaming tax levels, has recently signaled that it is ready to try and do its part to help support the industry. Roughly one year ago, the government tightened restrictions for tourists in Macau on transit visas, and they have now moved to reverse those restrictions. This positive change, while merely incremental and certainly not a cure for what really is hurting Macau, essentially allows for longer and more frequent stays for those that use transit visas.

After a hefty tax increase in the first quarter, ITC’s stock continued to decline in the second quarter. This excise increase came after four years of large duty hikes. Over that time period, volumes declined, but profits increased as ITC passed the tax increases onto its customers and we expect that formula to continue. Over the long term, as incomes rise, we expect tobacco use to switch to manufactured cigarettes, which only represent 15% of tobacco use, giving a long runway of growth to ITC. As India’s dominant tobacco franchise, ITC has, we believe, the distribution, brands, wide price points and management to capture this demand. Additionally, British American Tobacco (BAT) is a large minority owner of the company, and ITC has access to BAT’s innovation pipeline, global industry knowledge and international brands.

China’s extraordinary equity rally has largely been fueled by speculative activity, not improving economic fundamentals. Our China Internet holdings remain well-positioned, and we still remain cautious about adding exposure to other sectors.

While we remain significantly overweight, we expect Brazilian stocks to remain under pressure and have trimmed our holdings in the banking sector. We have been net sellers of Indian stocks due to valuations, though we have maintained a large exposure to Financials. We expect elevated market volatility and sluggish growth to persist globally through year-end. That said, our portfolios are positioned to be resilient in this challenging macroeconomic environment.

Penn Mutual Asset Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
United Kingdom	20.8%
Switzerland	15.7%
India	11.8%
France	8.7%
United States	6.2%
Canada	6.1%
China	5.8%
Netherlands	4.5%
Denmark	4.2%
Australia	3.9%
Spain	2.5%
Germany	2.3%
Japan	1.8%
South Africa	1.6%
Hong Kong	1.4%
Brazil	1.2%
Ireland	1.1%
South Korea	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 4.34% for the six-month period ending June 30, 2015, compared to its benchmarks the MSCI Emerging Markets Index’s return of 3.12%.

During the reporting period, overall Fund performance benefited from our stock selection. Stock selection in India was the top contributor to performance. India was one of the best-performing markets over the period, as economic growth recovers and the fiscal and current accounts are aided by the drop in oil prices. Stock selection in Taiwan and South Africa were additive as well.

The Fund’s underweight allocation to Malaysia as well as stock selection there were beneficial to performance. Malaysia was among the weaker performers in emerging markets, as lower oil prices were a headwind for the market. The Fund had no holdings in Turkey, which was an additional contributor to performance. Turkey underperformed on macroeconomic concerns surrounding its chronic current account deficit, combined with declining foreign direct investment and political concerns that current Prime Minister Erdogan would overstay his term.

The Fund’s overall country allocation detracted from performance over the reporting period. The Fund’s large underweight position in China was the primary detractor from performance over the reporting period. The Chinese market performed well, driven by strong demand for equities. However, from mid-June to the end of the period the Chinese market declined. The Fund’s underweight allocation to Russia as well as stock selection in the market dampened returns. The growth outlook for the Russian economy remains poor, in our view, as it continues to be hurt by capital outflows, a weaker currency and low oil prices, as well as the impact of economic sanctions. The Fund’s stock selection in Mexico hurt returns, particularly holdings in a cement company and an industrial conglomerate. Both were hit by falling oil prices and a delay in new infrastructure and energy projects related to implementation of the country’s new energy reform.

The Fund is underweight Russia, given the poor growth outlook for the economy, which we believe over the medium term will continue to be hurt by capital outflows, a weaker currency and the lower oil price environment, as well as the impact of economic sanctions.

We believe that while the Brazilian government’s policy mix appears to be improving at the margin, much of the adjustment that needs to be made by the Brazilian economy still lies ahead. Growth continues to decline while inflation moves higher. The economy is in recession, and very weak consumer and business sentiment, as well as a softening labor market, will further weigh on sentiment.

The Fund’s biggest regional overweight position is in Eastern Europe, particularly in Poland. After two recessions in five years, Western European growth is recovering and we expect the continuation of this trend to benefit Central Europe. Early signs have been encouraging; deflation in Europe looks to have bottomed and consumer confidence and retail sales in Poland in particular are picking up.

India is another area of opportunity for the Fund given our view that the market’s low weight in the benchmark does not reflect the still positive trend from improving economic growth, a narrowing current account deficit and compelling earnings prospects among select companies. India is not likely to undertake a big bang reform under the Modi administration, but incremental improvements should be supportive to the market’s longer-term prospects.

The Philippines has remained a country of growth under the reformist Aquino administration, though we note that valuations have become extended and 2015 is the president’s penultimate year in office. The Fund remains overweight the market as we believe that earnings growth will likely respond to the country’s strong economic growth.

Penn Mutual Asset Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
China	13.5%
South Korea	12.3%
India	10.4%
Taiwan	9.6%
Mexico	6.9%
South Africa	6.5%
Brazil	6.0%
Hong Kong	4.6%
Phillippines	4.1%
Thailand	3.7%
Poland	2.8%
Indonesia	2.5%
United States	2.3%
Autria	2.2%
Russia	1.8%
Switzerland	1.4%
Argentina	1.1%
Czech Republic	1.1%
Peru	1.1%
Portugal	0.9%
United Kingdom	0.9%
Malaysia	0.8%
Pakistan	0.7%
Columbia	0.6%
Chile	0.5%
Egypt	0.5%
Japan	0.5%
Panama	0.3%
Spain	0.3%
Qatar	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned –4.94% for the six-month period ending June 30, 2015, compared to the –5.67% return for its benchmark, the FTSE NAREIT Equity REIT Index.

Following a strong start to the year, U.S. real estate investment trusts (REITs) fell back in the second quarter to post negative returns for the six-month period. The group came under pressure amid a difficult combination of mixed economic signals and rising bond yields. Gross domestic product (GDP) contracted at an annualized rate of 0.2% in the first quarter, a sharp contrast with the previous quarter’s 2.2% growth. However, other aspects of the U.S. economy were relatively healthy, including job growth, housing activity, bank lending, and consumer confidence and spending.

Sovereign bond yields moved higher in response to generally improving global economic conditions. Better economic data in Europe and Japan helped lift bond yields off record lows reached earlier in the year, and U.S. bond yields rose in tandem, but also in anticipation of a possible Federal Reserve interest-rate hike in 2015. Although rate concerns often weigh on REIT returns in the short term, over longer periods REIT performance has been positively associated with rising rates, both of which tend to be propelled by stronger economic growth.

Returns were negative for most property types, despite continued strong fundamentals for U.S. commercial real estate, as reflected in earnings that generally met high expectations. Health care property REITs were among the poorest performers in the quarter. The sector underperformed due to its perceived bond-like characteristics in a period of rising yields, even as health care REITs have been transitioning to more economically sensitive business models over the years.

The shopping center and regional mall sectors underperformed, even as tenants continued to exhibit strong interest in proven assets. Self storage companies were top performers, drawing support from strong earnings, with year-over-year rental growth running as high as 10%. Apartment landlords (0.8%) also outperformed with a gain, amid sustained household formation that has kept demand ahead of supply. Even apartments in markets vulnerable to lower oil prices, such as Houston, have so far shown a fair degree of resilience.

The Fund had a negative total return for the period, although it outperformed its benchmark. Our overweight and stock selection in the apartment sector helped relative performance. In the hotel sector, we had beneficial positions in certain out-of-index companies that performed well. Our underweight and stock selection in health care REITs also contributed to relative performance. Stock selection in the office sector detracted from performance, as it did in the shopping center sector.

We expect U.S. economic activity to accelerate after a slow start to the year, with GDP expanding nearly 2.5% in 2015. Continued employment and wage growth should support further strength in consumer confidence, in our view, and we expect to see a more-pronounced benefit from lower gasoline prices in the coming months. These potentially favorable demand trends should be met with continued low levels of new supply in most sectors.

Based on our view of a resumed expansion in the U.S. economy, we believe commercial real estate fundamentals will continue to strengthen, driving further increases in cash flows, net asset values and dividend distributions. This top-down perspective has led us to prefer cyclically sensitive short-lease sectors. However, our bottom-up analysis has also identified companies offering compelling relative value in traditionally noncyclical sectors. We believe that one area of potential opportunity at present is health care, where certain stocks are trading at discounts to underlying property values for the first time in years.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/15

Percent of Total Investments[1]
Apartments	19.7%
Regional Malls	14.2%
Diversified	13.4%
Office Property	11.6%
Healthcare	9.7%
Storage & Warehousing	9.5%
Hotels and Resorts	8.2%
Strip Centers	7.5%
Industrial	2.0%
Building & Real Estate	1.9%
Manufactured Homes	1.3%
Lodging	1.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 2.51% for the six-month period ending June 30, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 1.94% and the Barclays Capital U.S. Aggregate Bond Index’s return of –0.10% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds, both active and passive, and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the year-to-date period. Contributing to the Fund’s performance versus its equity benchmark at the asset class level was the Fund’s allocation to developed international equity asset class as developed international stocks, as represented by the MSCI EAFE Index, outperformed domestic equity indices for the period. Also contributing to performance was exposure within the small cap growth asset class. Negatively impacting performance at the asset class level was exposure to real estate and large cap value. From an underlying fund perspective, the strongest year-to-date contribution within equity came from its allocation to the Mid Cap Value Fund.

The Fund’s fixed income allocation performed in line with the Barclays Capital U.S. Aggregate Bond Index for the first six months of the year.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/15

International Stocks	21.0%
Large Cap Value Stocks	17.0%
Large Cap Growth Stocks	15.0%
Emerging Markets	10.0%
Mid Cap Value Stocks	9.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 2.29% for the six-month period ending June 30, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 1.94% and the Barclays Capital U.S. Aggregate Bond Index’s return of –0.10% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds, both active and passive, and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds. The fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the six-month period. The strongest year-to-date contribution to performance within equity at the asset class level came from its allocation to developed international equity. This performance was due to the fact that developed international stocks, as represented by the MSCI EAFE Index, outperformed domestic equity stocks. While at the asset class level developed international exposure helped performance, at the underlying fund level, this international exposure detracted from the Fund’s performance.

In addition to developed international equity, contributing to the Fund’s equity performance versus its benchmark was the Fund’s asset class allocation to small cap growth and large cap growth. Asset class exposure to real estate and large cap value were the largest detractors from Fund performance during the period.

The Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the six-month time period.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/15

International Stocks	18.0%
Large Cap Value Stocks	15.0%
Large Cap Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Small Cap Value Stocks	5.0%
Short Term Bonds	4.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 1.80% for the six-month period ending June 30, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 1.94% and the Barclays Capital U.S. Aggregate Bond Index’s return of –0.10% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds, both active and passive, and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index, due to asset class allocations to developed international equity and small cap and large cap growth. Negatively impacting performance from an asset class level were allocations to both real estate and large cap value. The Fund’s fixed income allocation also outperformed its broad fixed income benchmark mainly due to its asset class exposure to high yield bond.

At the underlying fund level, the Fund’s allocation to intermediate-term bonds contributed the most to relative performance while its allocation to developed international equity detracted from performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/15

Intermediate Bonds	25.0%
International Stocks	13.0%
Large Cap Value Stocks	12.0%
Large Cap Growth Stocks	10.0%
Short Term Bonds	7.0%
Mid Cap Value Stocks	6.0%
Emerging Markets	5.0%
High Yield Bonds	5.0%
Small Cap Value Stocks	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 1.39% for the six-month period ending June 30, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 1.94% and the Barclays Capital U.S. Aggregate Bond Index’s return of –0.10% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds, both active and passive, and 60% fixed income funds. The equity allocation of the Fund consists of domestic equity funds comprised of large capitalization and mid capitalization funds as well as developed international equity funds and the fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Fund’s fixed income allocation outperformed the Barclays Capital U.S. Aggregate Bond Index for the period mainly due to its asset class allocation to high yield bonds. The Fund outperformed its broad equity benchmark, the Russell 3000 Index for the six-month period at the asset class level. Contributing to the Fund’s equity performance versus its benchmark was the Fund’s asset class allocation to developed international equity.

At the underlying fund level, the Fund’s allocation to intermediate-term bonds contributed the most to relative performance while its allocation to developed international equity detracted from performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/15

Intermediate Bonds	34.0%
Short Term Bonds	16.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Cap Growth Stocks	7.0%
High Yield Bonds	7.0%
Mid Cap Value Stocks	4.0%
Cash Equivalents	3.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 1.02% for the six-month period ending June 30, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 1.94% and the Barclays Capital U.S. Aggregate Bond Index’s return of –0.10% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds, both passive and active. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s fixed income allocation had a positive impact to performance as its asset allocation to short-term bonds and high yield bonds outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. At the underlying fund level, the Fund’s allocation within intermediate-term bonds aided its performance.

The Fund’s equity allocation performed in line with its broad equity benchmark, the Russell 3000 Index.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/15

Intermediate Bonds	42.0%
Short Term Bonds	22.0%
High Yield Bonds	9.0%
Cash Equivalents	7.0%
Large Cap Value Stocks	7.0%
Large Cap Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2015 and held through June 30, 2015. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2015 to June 30, 2015

Expense Table

	Beginning Value January 1, 2015	Ending Value June 30, 2015	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.20%	$0.99
Hypothetical	$1,000.00	$1,023.79	0.20%	$1.00
Limited Maturity Bond Fund
Actual	$1,000.00	$1,008.70	0.72%	$3.59
Hypothetical	$1,000.00	$1,021.18	0.72%	$3.61

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2015	Ending Value June 30, 2015	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,003.73	0.68%	$3.38
Hypothetical	$1,000.00	$1,021.38	0.68%	$3.41
High Yield Bond Fund
Actual	$1,000.00	$1,035.52	0.86%	$4.34
Hypothetical	$1,000.00	$1,020.47	0.86%	$4.32
Flexibly Managed Fund
Actual	$1,000.00	$1,034.71	0.91%	$4.59
Hypothetical	$1,000.00	$1,020.22	0.91%	$4.57
Balanced Fund
Actual	$1,000.00	$1,006.82	0.21%	$1.04
Hypothetical	$1,000.00	$1,023.74	0.21%	$1.05
Large Growth Stock Fund
Actual	$1,000.00	$1,069.45	0.98%	$5.03
Hypothetical	$1,000.00	$1,019.87	0.98%	$4.92
Large Cap Growth Fund
Actual	$1,000.00	$1,010.68	0.89%	$4.44
Hypothetical	$1,000.00	$1,020.32	0.89%	$4.47
Large Core Growth Fund
Actual	$1,000.00	$1,020.59	0.87%	$4.36
Hypothetical	$1,000.00	$1,020.42	0.87%	$4.37
Large Cap Value Fund
Actual	$1,000.00	$1,005.16	0.92%	$4.57
Hypothetical	$1,000.00	$1,020.17	0.92%	$4.62
Large Core Value Fund
Actual	$1,000.00	$1,006.04	0.93%	$4.63
Hypothetical	$1,000.00	$1,020.12	0.93%	$4.67
Index 500 Fund
Actual	$1,000.00	$1,010.63	0.38%	$1.89
Hypothetical	$1,000.00	$1,022.88	0.38%	$1.91
Mid Cap Growth Fund
Actual	$1,000.00	$1,034.94	0.98%	$4.94
Hypothetical	$1,000.00	$1,019.87	0.98%	$4.92
Mid Cap Value Fund
Actual	$1,000.00	$1,030.43	0.80%	$4.03
Hypothetical	$1,000.00	$1,020.77	0.80%	$4.02
Mid Core Value Fund
Actual	$1,000.00	$1,006.73	1.06%	$5.27
Hypothetical	$1,000.00	$1,019.47	1.06%	$5.32
SMID Cap Growth Fund
Actual	$1,000.00	$1,096.15	1.07%	$5.56
Hypothetical	$1,000.00	$1,019.42	1.07%	$5.37

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2015	Ending Value June 30, 2015	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,019.13	1.23%	$6.16
Hypothetical	$1,000.00	$1,018.61	1.23%	$6.18
Small Cap Growth Fund
Actual	$1,000.00	$1,081.15	1.02%	$5.26
Hypothetical	$1,000.00	$1,019.67	1.02%	$5.12
Small Cap Value Fund
Actual	$1,000.00	$1,023.90	0.99%	$4.97
Hypothetical	$1,000.00	$1,019.82	0.99%	$4.97
Small Cap Index Fund
Actual	$1,000.00	$1,042.63	0.69%	$3.49
Hypothetical	$1,000.00	$1,021.33	0.69%	$3.46
Developed International Index Fund
Actual	$1,000.00	$1,059.79	0.82%	$4.19
Hypothetical	$1,000.00	$1,020.67	0.82%	$4.12
International Equity Fund
Actual	$1,000.00	$1,027.78	1.15%	$5.78
Hypothetical	$1,000.00	$1,019.02	1.15%	$5.77
Emerging Markets Equity Fund
Actual	$1,000.00	$1,043.36	1.78%	$9.02
Hypothetical	$1,000.00	$1,015.85	1.78%	$8.94
Real Estate Securities Fund
Actual	$1,000.00	$950.59	0.97%	$4.69
Hypothetical	$1,000.00	$1,019.92	0.97%	$4.87
Aggressive Allocation Fund
Actual	$1,000.00	$1,025.14	0.34%	$1.71
Hypothetical	$1,000.00	$1,023.08	0.34%	$1.71
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,022.89	0.32%	$1.61
Hypothetical	$1,000.00	$1,023.18	0.32%	$1.61
Moderate Allocation Fund
Actual	$1,000.00	$1,018.00	0.32%	$1.60
Hypothetical	$1,000.00	$1,023.18	0.32%	$1.61
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,013.95	0.33%	$1.65
Hypothetical	$1,000.00	$1,023.13	0.33%	$1.66
Conservative Allocation Fund
Actual	$1,000.00	$1,010.22	0.34%	$1.69
Hypothetical	$1,000.00	$1,023.08	0.34%	$1.71

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — 76.5%
Agriculture — 2.0%
Syngenta Wilmington, Inc.
0.220%, 07/09/15	$900	$899,956
0.230%, 07/09/15	1,200	1,199,939

		2,099,895

Banks — 14.6%
BNP Paribas NY
0.200%, 07/22/15	1,000	999,883
0.200%, 07/23/15	2,000	1,999,756
Ing Bank NV 2.000%, 09/25/15 144A @	1,000	1,003,607
National Australia Bank Ltd. 0.900%, 01/20/16	2,000	2,005,101
National Building Society
0.210%, 07/20/15	2,500	2,499,723
0.300%, 07/20/15	900	899,857
0.370%, 07/20/15	1,400	1,399,727
PNC Bank, N.A.
0.200%, 08/07/15	450	449,908
0.400%, 09/10/15	2,000	1,998,422
Societe Generale, NY Yankee 0.330%, 07/02/15	2,000	1,999,982
Swedbank 0.200%, 07/13/15	400	399,973

		15,655,939

Beverages — 3.3%
Brown Forman Corp.
0.150%, 07/07/15	1,500	1,499,962
0.180%, 07/31/15	2,000	1,999,700

		3,499,662

Chemicals — 0.5%
Airgas, Inc. 0.460%, 07/21/15	545	544,861

Diversified Financial Services — 23.4%
AXA Financial
0.140%, 07/02/15	6,500	6,499,975
0.240%, 08/03/15	2,700	2,699,406
0.390%, 11/02/15	2,500	2,496,642
BNP Paribas Financial, Inc. 0.250%, 09/11/15	2,000	1,999,000
ING (U.S.) Funding LLC
0.250%, 07/01/15	1,500	1,500,000
0.300%, 08/06/15	800	799,760
0.250%, 08/21/15	1,525	1,524,460
0.340%, 09/17/15	500	499,632
Prudential PLC
0.200%, 07/20/15	250	249,973
0.200%, 08/18/15	500	499,867
Reckitt & Benckiser Treasury Services PLC 0.280%, 10/13/15	800	799,353
WGL Holdings, Inc.
0.240%, 07/09/15	950	949,949
0.270%, 07/09/15	4,500	4,499,730

		25,017,747

	Par (000)	Value†

Electric — 19.1%
Basin Electric Power 0.170%, 07/09/15	$3,275	$3,274,876
Electricite de France
0.250%, 07/13/15	800	799,933
0.170%, 07/23/15	2,000	1,999,792
Electriicite de France 0.400%, 01/08/16	1,100	1,097,666
GDF Suez S.A.
0.160%, 07/01/15	1,500	1,500,000
0.200%, 07/06/15	1,000	999,972
0.210%, 07/20/15	1,000	999,889
IDACORP, Inc. 0.430%, 07/20/15	495	494,888
Kentucky Utilities 0.460%, 07/21/15	545	544,861
Oglethorpe Power Corp.
0.190%, 07/13/15	2,000	1,999,873
0.200%, 08/11/15	1,819	1,818,586
Southern California Edison Co.
0.290%, 07/20/15	3,000	2,999,541
0.300%, 07/31/15	1,900	1,899,525

		20,429,402

Electronics — 5.6%
Honeywell International, Inc. 0.330%, 12/04/15	6,000	5,991,420

Gas — 0.8%
Air Liquide US LLC 0.190%, 07/22/15	276	275,969
Sempra Energy Global 0.460%, 07/10/15	550	549,937

		825,906

Healthcare Services — 3.7%
Catholic Health 0.230%, 08/26/15	3,000	2,998,927
United Healthcare Corp. 0.300%, 07/01/15	1,000	1,000,000

		3,998,927

Insurance — 2.5%
Massmutual Global Funding II 2.300%, 09/28/15 144A @	560	562,660
Metlife, Inc.
0.170%, 07/13/15	615	614,965
0.250%, 07/13/15	250	249,979
New York Life Global Funding 0.800%, 02/12/16 144A @	1,270	1,273,157

		2,700,761

Miscellaneous Manufacturing — 0.3%
Pall Corp. 0.380%, 07/01/15	285	285,000

Oil & Gas — 0.7%
Enbridge Energy 0.700%, 07/14/15	510	509,871

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Oil & Gas — (continued)
Pacific Gas & Electric Co. 0.410%, 07/08/15	$285	$284,977

		794,848

TOTAL COMMERCIAL PAPER (Cost $81,844,368)		81,844,368

CORPORATE BONDS — 2.6%
Diversified Financial Services — 2.6%
General Electric Capital Corp.
2.250%, 11/09/15	500	503,262
1.000%, 12/11/15	1,200	1,203,318
5.000%, 01/08/16	1,000	1,023,525

TOTAL CORPORATE BONDS (Cost $2,730,105)		2,730,105

U.S. TREASURY OBLIGATIONS — 20.6%
U.S. Treasury Note
0.060%, 01/31/16•	12,000	12,000,148
0.375%, 03/15/16	5,000	5,003,764
0.084%, 04/30/16•	5,000	5,000,591

TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,004,503)		22,004,503

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	570,385	570,385
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $570,391)		570,391

TOTAL INVESTMENTS — 100.2% (Cost $107,149,367)		$107,149,367

Other Assets & Liabilities — (0.2)%		(225,577)

TOTAL NET ASSETS — 100.0%		$106,923,790

†	See Security Valuation Note.
•	Variable Rate Security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$32,856,021	30.7%	30.7%
8 — 14 days	16,233,960	15.2%	45.9%
15 — 30 days	15,908,720	14.8%	60.7%
31 — 60 days	14,690,137	13.7%	74.4%
61 — 90 days	6,063,321	5.7%	80.1%
91 — 120 days	799,353	0.7%	80.8%
121 — 150 days	2,999,904	2.8%	83.6%
over 150 days	17,597,951	16.4%	100.0%

	$107,149,367	100.0%

Average Weighted Maturity — 54 days

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$22,004,503	$—	$22,004,503	$—
CORPORATE BONDS	2,730,105	—	2,730,105	—
COMMERCIAL PAPER	81,844,368	—	81,844,368	—
SHORT-TERM INVESTMENTS	570,391	570,391	—	—

TOTAL INVESTMENTS	$107,149,367	$570,391	$106,578,976	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 1.2%
Federal National Mortgage Association — 1.2%
Federal National Mortgage Association 1.233%, 09/25/22 (Cost $2,436,276)	$2,460	$2,432,206

ASSET BACKED SECURITIES — 32.9%
Ally Master Owner Trust 1.540%, 09/15/19	1,000	1,002,702
Americredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,011,875
Avenue CLO VI Ltd. 2007-6A 2.378%, 07/17/19 144A @,•	2,500	2,435,660
Bacchus CLO 2006-1 Ltd. 1.807%, 01/20/19 144A @,•	2,000	1,995,724
Black Diamond CLO 2005-1 Delaware Corp. 2.170%, 06/20/17 144A @,•	2,000	1,970,084
Brentwood CLO Corp. 2006-1A 1.080%, 02/01/22 144A @,•	2,000	1,883,912
Chase Issuance Trust 07-B1 0.402%, 04/15/19•	2,398	2,383,197
Chesapeake Funding LLC 0.959%, 03/07/26 144A @,•	1,080	1,078,137
Conseco Financial Corp. 7.650%, 04/15/19	8	8,406
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	2,238	2,237,607
CPS Auto Receivables Trust 2014-A 1.210%, 08/15/18 144A @	503	502,845
Discover Card Execution Note Trust 1.040%, 04/15/19	735	736,265
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	752	767,226
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	13	12,650
Ford Credit Auto Owner Trust 1.970%, 05/15/19	1,800	1,815,844
GE Equipment Transportation LLC Series 2013-1 1.540%, 03/24/21	1,000	1,003,598
Golden Credit Card Trust 1.390%, 07/15/19 144A @	2,000	2,001,540
Goldentree Loan Opportunities VII CLO Ltd. 2013-7A 1.384%, 04/25/25 144A @,•	3,000	2,964,450
Goldman Sachs Asset Management CLO PLC 2.982%, 08/01/22 144A @,•	2,000	1,966,482
Greens Creek Funding CLO Ltd. 2.525%, 04/18/21 144A @,•	2,000	1,991,038
Hyundai Auto Lease Securitization Trust 2014-B 1.540%, 12/17/18 144A @	1,100	1,098,222
Jasper CLO Ltd. CLO 2005-1A 1.132%, 08/01/17 144A @,•	2,375	2,334,064

	Par (000)	Value†

JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 4.999%, 10/15/42•	$1,880	$1,881,198
KKR Financial CLO 2005-1 Ltd. 2.306%, 04/26/17 144A @,•	2,000	1,999,848
OHA Park Avenue CLO Ltd. 2007-1A 1.561%, 03/14/22 144A @,•	1,438	1,387,927
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/25/34•	8	8,182
Race Point IV CLO Ltd. 2.278%, 08/01/21 144A @,•	1,000	998,088
Rockwall CDO II Ltd. 2007-1A
0.482%, 08/01/24144A @,•	3,874	3,761,732
0.978%, 08/01/24144A @,•	2,065	1,919,521
Rockwall CDO Ltd. 2006-1A 0.778%, 08/01/21 144A @,•	2,000	1,968,000
SACO I, Inc. 2005-4 1.070%, 06/25/35 144A @,•	173	167,396
SLM Student Loan Trust 2004-4 0.636%, 01/27/25•	2,200	2,126,516
SLM Student Loan Trust 2004-6 0.636%, 04/25/25•	4,500	4,363,609
SLM Student Loan Trust 2004-9 0.564%, 04/25/25•	2,500	2,399,520
St James River CLO Ltd. 2.567%, 06/11/21 144A @,•	1,000	985,001
Stone Tower CLO VII Ltd. 2007-7A 2.386%, 08/30/21 144A @,•	2,000	1,971,926
Stoney Lane Funding I CLO Corp. 1.657%, 04/18/22 144A @,•	3,000	2,844,144
Sugar Creek CLO Ltd. 2.957%, 07/20/22 144A @,•	2,000	2,000,780
Tralee CDO Ltd. 2007-1A 1.733%, 04/16/22 144A @,•	2,000	1,887,990
Volvo Financial Equipment LLC Series 2013-1 1.620%, 08/17/20 144A @	1,000	1,003,205
World Financial Network Credit Card Master Trust 2012-B 1.760%, 05/17/21	1,782	1,798,391

TOTAL ASSET BACKED SECURITIES (Cost $68,651,215)		68,674,502

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Banc of America Commercial Mortgage Trust 2006-1 5.421%, 09/10/45•	2,000	2,026,102
Banc of America Merrill Lynch Commercial Mortgage Inc 5.178%, 09/10/47•	1,000	1,009,710
SLM Student Loan Trust 2004-7 0.637%, 04/25/25•	3,612	3,509,629

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,585,126)		6,545,441

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — 14.5%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY 1.654%, 09/15/26 144A @,•	$1,000	$999,479
Banc of America Commercial Mortgage Trust 2006-1 5.372%, 09/10/45•	2,940	2,955,451
Boca Hotel Portfolio Trust 2013-BOCA 1.904%, 08/15/26 144A @,•	1,000	999,859
CSMC Trust 2014-SURF 1.010%, 02/15/29 144A @,•	1,000	998,960
EMAC Owner Trust 2000-1 6.551%, 01/15/27 144A @,•	301	218,246
Fannie Mae - Aces Series 2014-M2 Class ASV1 1.916%, 06/25/21	7,527	7,626,699
FHLMC Multifamily Structured Pass-Through K501-A1 1.337%, 06/25/16	13	13,379
FREMF Mortgage Trust Series 2010-K6 Class B 5.365%, 01/25/20	3,000	3,319,806
FREMF Mortgage Trust Series 2012-K708 Class C 3.887%, 01/25/19	2,000	2,051,936
FREMF Mortgage Trust Series 2013-KF02 Class C 4.174%, 12/25/45	920	939,813
FREMF Mortgage Trust, Series 2013-K713 Class C 3.274%, 04/25/20	2,400	2,361,038
Hilton USA Trust 2013-HLF 2.901%, 11/05/30 144A @,•	985	985,465
Hilton USA Trust 2014-ORL B 1.356%, 07/15/29 144A @,•	2,500	2,480,310
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.104%, 12/15/28 144A @,•	1,000	999,800
Morgan Stanley Capital I Trust 2006-IQ12 5.332%, 12/15/43	3,058	3,181,298

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $30,464,011)		30,131,539

CORPORATE BONDS — 35.2%
Aerospace & Defense — 0.5%
BAE Systems PLC 3.500%, 10/11/16 144A @	1,000	1,027,665

Airlines — 4.2%
American Airlines 2013-2 Class C Pass-Through Trust 6.000%, 01/15/17 144A @	2,000	2,045,000
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	929	991,880

	Par (000)	Value†

Airlines — (continued)
Delta Air Lines 2010-2 Class B Pass-Through Trust 6.750%, 11/23/15	$2,700	$2,747,250
Northwest Airlines 2007-1 Class B Pass-Through Trust 8.028%, 11/01/17	2,068	2,299,348
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	712	774,644

		8,858,122

Auto Manufacturers — 1.0%
General Motors Financial Co, Inc. 2.400%, 04/10/18	2,000	2,004,972

Banks — 1.2%
Bank of America Corp. 3.750%, 07/12/16	1,000	1,025,139
State Street Corp. 4.956%, 03/15/18	1,350	1,451,222

		2,476,361

Beverages — 0.9%
Constellation Brands, Inc. 7.250%, 05/15/17	1,750	1,907,544

Biotechnology — 0.5%
Celgene Corp. 2.450%, 10/15/15	1,000	1,004,308

Diversified Financial Services — 4.5%
AerCap Aviation Solutions BV 6.375%, 05/30/17	1,000	1,058,750
Ally Financial, Inc. 3.600%, 05/21/18	1,000	1,001,250
American Express Co. 6.150%, 08/28/17	2,000	2,188,600
Ford Motor Credit Co. LLC 8.000%, 12/15/16	2,000	2,178,818
Icahn Enterprises LP 3.500%, 03/15/17	1,000	1,006,250
Vesey Street Investment Trust, STEP 4.404%, 09/01/16•	2,000	2,071,532

		9,505,200

Electric — 4.4%
Entergy Gulf States, Inc. 6.180%, 03/01/35	2,000	2,006,118
Israel Electric Corp. Ltd. 6.700%, 02/10/17 144A @	1,000	1,062,500
LG&E and KU Energy LLC 2.125%, 11/15/15	1,000	1,003,698
Puget Sound Energy, Inc. 6.740%, 06/15/18	3,000	3,414,090
San Diego Gas & Electric Co. 1.914%, 02/01/22	1,605	1,611,670

		9,098,076

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electronics — 0.5%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	$1,000	$998,339

Environmental Control — 0.5%
Waste Management, Inc. 2.600%, 09/01/16	1,000	1,017,537

Food — 1.0%
ConAgra Foods, Inc. 1.300%, 01/25/16	1,000	1,000,140
Tyson Foods, Inc. 6.600%, 04/01/16	645	669,652
WM Wrigley Jr. Co. 1.400%, 10/21/16 144A @	500	501,279

		2,171,071

Gas — 1.0%
Florida Gas Transmission Co., LLC 4.000%, 07/15/15 144A @	1,000	1,000,799
Sabine Pass LNG LP 7.500%, 11/30/16	1,000	1,052,510

		2,053,309

Healthcare Products — 0.5%
Becton Dickinson and Co. 1.450%, 05/15/17	1,000	999,268

Healthcare Services — 0.5%
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,082,500

Machinery — Diversified — 2.5%
CNH Industrial Capital LLC 3.875%, 11/01/15	2,000	2,005,000
3.875%, 07/16/18144A @	2,000	2,002,500
Xylem, Inc. 3.550%, 09/20/16	1,165	1,195,105

		5,202,605

Media — 0.9%
Thomson Reuters Corp. 0.875%, 05/23/16	1,000	997,975
1.300%, 02/23/17	1,000	997,672

		1,995,647

Miscellaneous Manufacturing — 0.5%
Bombardier, Inc. 5.500%, 09/15/18 144A @	1,000	990,000

Oil & Gas — 1.0%
Chesapeake Energy Corp. 6.500%, 08/15/17	1,000	1,023,750
Statoil ASA 3.125%, 08/17/17	1,000	1,038,937

		2,062,687

Oil & Gas Services — 0.5%
Cameron International Corp. 1.150%, 12/15/16	1,000	994,167

	Par (000)	Value†

Pharmaceuticals — 1.1%
Mylan, Inc. 1.800%, 06/24/16	$1,260	$1,260,631
Perrigo Co., PLC 1.300%, 11/08/16 144A @	1,000	995,767

		2,256,398

Pipelines — 1.9%
Kinder Morgan Energy Partners LP 3.500%, 03/01/16	1,000	1,014,408
Spectra Energy Partners LP 2.950%, 06/15/16	1,000	1,014,044
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	2,000	1,972,820

		4,001,272

Retail — 1.0%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	1,910	2,035,004

Semiconductors — 1.3%
Micron Semiconductor Asia Pte Ltd. 1.258%, 01/15/19	800	800,332
NXP BV 3.750%, 06/01/18 144A @	1,000	1,007,500
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	1,000	1,006,422

		2,814,254

Telecommunications — 2.3%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	1,000	1,012,620
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,005,081
Deutsche Telekom International Finance B.V. 3.125%, 04/11/16 144A @	1,000	1,017,008
Verizon Communications, Inc. 2.500%, 09/15/16	680	691,034
1.350%, 06/09/17	1,000	998,583

		4,724,326

Trucking and Leasing — 1.0%
GATX Corp. 1.250%, 03/04/17	1,000	997,050
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,022,373

		2,019,423

TOTAL CORPORATE BONDS (Cost $73,587,066)		73,300,055

MUNICIPAL NOTE — 0.2%
Regional — 0.2%
La Paz County Industrial Development Authority 6.250%, 12/01/19 (Cost $391,865)	375	415,995

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 3.6%
Collateralized Mortgage Obligations — 3.5%
Fannie Mae REMICS 0.370%, 10/27/37 •	$7,440	$7,352,243

Fannie Mae Pool — 0.1%
4.000%, 06/01/20	169	177,648

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $7,545,634)		7,529,891

U.S. TREASURY OBLIGATIONS — 7.2%
U.S. Treasury Note 2.000%, 04/30/16	3,000	3,042,186
0.875%, 02/28/17	6,750	6,786,389
0.875%, 05/15/17	2,950	2,963,830
0.750%, 03/31/18	2,250	2,238,574

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,021,336)		15,030,979

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	3,485,471	3,485,471
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio	1,020	1,020
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $3,487,397)		3,487,397

TOTAL INVESTMENTS — 99.6% (Cost $208,169,926)		$207,548,005

Other Assets & Liabilities — 0.4%		931,167

TOTAL NET ASSETS — 100.0%		$208,479,172

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

CDO — Collateralized debt obligations.

CLO — Collateralized loan obligations.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

STEP — Step Coupon Bond.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	74%
Cayman Islands	18
Canada	2
Netherlands	2
Ireland	1
Israel	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$15,030,979	$—	$15,030,979	$—
ASSET BACKED SECURITIES	68,674,502	—	68,674,502	—
COLLATERALIZED MORTGAGE OBLIGATIONS	6,545,441	—	6,545,441	—
COMMERCIAL MORTGAGE BACKED SECURITIES	32,563,745	—	32,563,745	—
CORPORATE BONDS	73,300,055	—	73,300,055	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	7,529,891	—	7,529,891	—
SHORT-TERM INVESTMENTS	3,487,397	3,487,397	—	—
MUNICIPAL NOTES	415,995	—	415,995	—

TOTAL INVESTMENTS	$207,548,005	$3,487,397	$204,060,608	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 1.0%
Federal National Mortgage Association — 1.0%
1.233%, 09/25/22	$3,213	$3,177,069
3.000%, 11/28/25	2,500	2,468,990

TOTAL AGENCY OBLIGATIONS (Cost $5,607,685)		5,646,059

ASSET BACKED SECURITIES — 18.6%
Avenue CLO VI Ltd. 2007-6A 2.424%, 07/17/19 144A @,•	2,500	2,435,660
Babson CLO, Inc. 2007-I 1.525%, 01/18/21 144A @,•	2,500	2,416,210
Bacchus CLO 2006-1 Ltd. 1.825%, 01/20/19 144A @,•	2,000	1,995,724
Black Diamond CLO 2005-1 Delaware Corp. 2.181%, 06/20/17 144A @,•	3,000	2,955,126
Brentwood CLO Corp. 2006-1A 1.098%, 02/01/22 144A @,•	4,000	3,767,824
Chrysler Capital Auto Receivables Trust 2014-B 2.700%, 05/15/20 144A @	3,000	3,015,342
College Loan Corp. Trust I 2006-1 1.027%, 04/25/46 144A @,•	5,000	4,875,285
Conseco Financial Corp. 1996-10 7.240%, 11/15/28 •	425	257,785
Ford Credit Auto Owner Trust 2012-D 1.010%, 05/15/18	2,385	2,377,556
Gleneagles CLO Ltd. 2005-1A 0.678%, 11/01/17 144A @,•	3,000	2,995,710
Goldentree Loan Opportunities VII CLO Ltd. 2013-7A 1.427%, 04/25/25 144A @,•	3,000	2,964,450
HLSS Servicer Advance Receivables Trust 2012-T2 1.990%, 10/15/45 144A @	2,450	2,447,550
Jasper CLO Ltd. 2005-1A 1.178%, 08/01/17 144A @,•	4,375	4,299,593
Keycorp Student Loan Trust 2006-A 0.592%, 09/27/35 •	5,000	4,860,090
KKR Financial CLO 2005-1 Ltd. 2.327%, 04/26/17 144A @,•	3,000	2,999,772
Morgan Stanley Capital I Trust 2005-IQ10 5.519%, 09/15/42 •	1,480	1,502,518
Race Point III CLO Ltd. 2006-3 1.925%, 04/15/20 144A @,•	3,480	3,479,906
Rockwall CDO II Ltd. 2007-1A 0.528%, 08/01/24144A @,•	6,586	6,394,945
0.978%, 08/01/24144A @,•	4,000	3,718,200
Rockwall CDO Ltd. 2006-1A 0.778%, 08/01/21 144A @,•	3,000	2,952,000
SACO I, Inc. 2005-4 1.087%, 06/25/35 144A @,•	520	502,187
SLC Student Loan Trust 2005-1 0.474%, 02/15/45 •	6,672	6,033,533
SLM Student Loan Trust 2004-4 0.657%, 01/27/25 •	5,800	5,606,268
SLM Student Loan Trust 2004-6 0.657%, 04/25/25 •	10,000	9,696,910

	Par (000)	Value†

SLM Student Loan Trust 2004-9 0.607%, 04/25/25 •	$5,000	$4,799,040
SLM Student Loan Trust 2005-10 0.547%, 10/26/26 •	5,000	4,707,080
SLM Student Loan Trust 2012-6 1.187%, 04/27/43 •	7,205	6,809,554
Stone Tower CLO VII Ltd. 2007-7A 2.386%, 08/30/21 144A @,•	3,000	2,957,889

TOTAL ASSET BACKED SECURITIES (Cost $104,096,697)		103,823,707

COMMERCIAL MORTGAGE BACKED SECURITIES — 22.8%
Banc of America Commercial Mortgage Trust 2006-1 5.372%, 09/10/45 •	5,700	5,729,469
Boca Hotel Portfolio Trust 2013-BOCA 1.336%, 08/15/26144A @,•	305	304,554
1.936%, 08/15/26144A @,•	1,000	999,859
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/15/44 144A @,•	1,000	1,108,473
Citigroup Deutsche Bank Commercial Mortgage Trust 2007-CD4 5.322%, 12/11/49	1,500	1,562,913
EMAC Owner Trust 2000-1 6.429%, 01/15/27 144A @,•	601	436,493
FREMF Mortgage Trust Series 2010-K6 Class B 5.358%, 12/25/46 144A @	7,795	8,625,963
FREMF Mortgage Trust Series 2012-K18 Class B 4.410%, 01/25/22 144A @,•	6,000	6,331,632
FREMF Mortgage Trust Series 2012-K19 Class C 4.036%, 03/25/22 144A @,•	4,500	4,581,598
FREMF Mortgage Trust Series 2012-K21 Class C 3.938%, 07/25/45 144A @	4,720	4,764,749
FREMF Mortgage Trust Series 2012-K22 Class B 3.687%, 08/25/45 144A @,•	9,145	9,312,472
FREMF Mortgage Trust Series 2012-K23 Class C 3.782%, 10/25/45 144A @	5,000	4,955,345
FREMF Mortgage Trust Series 2012-K707 Class B 3.883%, 12/25/18 144A @	8,272	8,618,771
FREMF Mortgage Trust Series 2012-K710 Class C 3.949%, 06/25/47 144A @	5,175	5,315,983
FREMF Mortgage Trust Series 2012-K711 Class B 3.684%, 08/25/45 144A @	6,000	6,098,184
FREMF Mortgage Trust Series 2013-K27 Class C 3.497%, 01/25/46 144A @	5,000	4,839,495
FREMF Mortgage Trust Series 2013-K28 Class C 3.614%, 03/25/23 144A @,•	4,751	4,590,098
FREMF Mortgage Trust Series 2013-KF02 Class C 4.181%, 12/25/45 144A @,•	920	939,813
FREMF Mortgage Trust Series 2014-K37 Class B 4.558%, 01/25/47 144A @	5,825	6,172,694

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FREMF Mortgage Trust Series 2014-K40 Class B 4.072%, 09/25/25 144A @	$4,500	$4,570,011
FREMF Mortgage Trust Series 2014-K41 Class B 3.960%, 11/25/47 144A @	5,000	4,945,040
FREMF Mortgage Trust Series 2014-K503 Class B 3.009%, 10/25/19 144A @	5,000	5,035,460
FREMF Mortgage Trust Series 2015-K43 Class B 3.863%, 02/25/48 144A @	5,000	5,001,030
FREMF Mortgage Trust Series 2015-K44 Class B 3.685%, 01/25/25 144A @	5,000	4,874,865
FREMF Mortgage Trust Series 2015-K45 Class B 3.714%, 02/25/25 144A @	5,000	4,703,855
FREMF Mortgage Trust Series 2015-K718 Class B 3.670%, 02/25/22 144A @	4,500	4,454,653
Hilton USA Trust 2013-HLT 4.407%, 11/05/30 144A @	1,000	1,008,677
Hilton USA Trust 2014-ORL B 1.386%, 07/15/29 144A @,•	1,500	1,488,186
JP Morgan Chase Commercial Mortgage 1.682%, 12/15/28 144A @,•	1,900	1,899,981
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12 4.948%, 09/12/37 •	1,452	1,451,016
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 01/15/49	1,399	1,464,174
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.136%, 12/15/28 144A @,•	1,000	999,800

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $127,383,380)		127,185,306

CORPORATE BONDS — 35.2%
Aerospace & Defense — 0.4%
The Boeing Co. 6.625%, 02/15/38	1,555	2,080,969

Airlines — 2.2%
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 08/10/22	2,420	2,777,518
UAL 2009-1 Pass Through Trust 10.400%, 11/01/16	3,137	3,419,748
US Airways 2012-1 Class A Pass Through Trust 5.900%, 10/01/24	2,586	2,922,553
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21	3,142	3,385,368

		12,505,187

Auto Manufacturers — 0.4%
General Motors Co. 4.000%, 04/01/25	2,500	2,454,085

	Par (000)	Value†

Banks — 2.7%
Bank of America Corp. 5.650%, 05/01/18	$1,000	$1,098,508
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625%, 12/01/23	1,750	1,805,489
Morgan Stanley 5.950%, 12/28/17	2,050	2,253,391
Skandinaviska Enskilda Banken AB 2.375%, 03/25/19 144A @	3,000	3,029,400
State Street Corp. 4.956%, 03/15/18	3,500	3,762,426
Wells Fargo & Co. 5.375%, 11/02/43	3,000	3,203,160

		15,152,374

Biotechnology — 0.9%
Amgen, Inc. 2.700%, 05/01/22	3,000	2,900,289
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,131,529
Genentech, Inc. 5.250%, 07/15/35	1,000	1,166,768

		5,198,586

Commercial Services — 1.1%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	2,000,000
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	993,461
Massachusetts Institute of Technology 3.959%, 07/01/38	3,300	3,287,024

		6,280,485

Computers — 0.2%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	1,018,083

Distribution & Wholesale — 0.7%
WW Grainger, Inc. 4.600%, 06/15/45	4,000	4,004,088

Diversified Financial Services — 2.7%
Air Lease Corp. 3.750%, 02/01/22	2,000	1,998,800
American Express Co. 6.150%, 08/28/17	4,000	4,377,200
General Electric Capital Corp. 7.500%, 08/21/35	2,652	3,779,917
JBG Rockville NCI Campus LLC 6.100%, 07/15/33 144A @	4,000	4,671,228

		14,827,145

Electric — 2.5%
Duke Energy Carolinas LLC 6.100%, 06/01/37	4,345	5,290,646
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,094,848

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Entergy Gulf States, Inc. 6.180%, 03/01/35	$5,000	$5,015,295
The Toledo Edison Co. 6.150%, 05/15/37	2,335	2,681,446

		14,082,235

Engineering & Construction — 0.4%
Sydney Airport Finance Co. Pty Ltd. 3.375%, 04/30/25 144A @	2,000	1,924,228

Food — 0.9%
The J.M. Smucker Co. 3.500%, 10/15/21	3,890	4,001,343
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,014,206

		5,015,549

Forest Products & Paper — 0.5%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,530,410

Gas — 1.4%
Centrica PLC 5.375%, 10/16/43 144A @	1,000	1,024,159
Northwest Natural Gas Co. 7.000%, 08/01/17	5,000	5,541,125
Sabine Pass LNG LP 7.500%, 11/30/16	1,380	1,452,464

		8,017,748

Healthcare Products — 1.3%
Becton Dickinson and Co.
3.300%, 03/01/23	1,103	1,071,536
4.875%, 05/15/44	2,000	1,994,222
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,102,035
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,023,239
St. Jude Medical, Inc. 4.750%, 04/15/43	1,000	999,409
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,087,253

		7,277,694

Healthcare Services — 0.6%
HCA, Inc. 5.375%, 02/01/25	3,000	3,048,900

Insurance — 0.5%
New York Life Insurance Co. 5.875%, 05/15/33 144A @	2,425	2,861,301

Internet — 0.4%
Alibaba Group Holding Ltd. 3.600%, 11/28/24 144A @	2,500	2,410,568

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,048,396

	Par (000)	Value†

Media — 1.1%
Belo Corp. 7.750%, 06/01/27	$1,000	$1,102,500
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,333,000
Time Warner, Inc. 3.600%, 07/15/25	3,000	2,918,043
Viacom, Inc. 5.850%, 09/01/43	1,000	995,342

		6,348,885

Mining — 0.5%
Barrick Gold Corp. 5.250%, 04/01/42	2,000	1,790,682
Goldcorp, Inc. 3.625%, 06/09/21	1,000	994,620

		2,785,302

Miscellaneous Manufacturing — 0.5%
Siemens Financieringsmaatschappij NV 2.900%, 05/27/22 144A @	3,000	2,960,850

Oil & Gas — 2.1%
Anadarko Petroleum Corp. 0.000%, 10/10/36 ¤	7,500	3,000,000
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,060,856
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,376,670
Cnooc Finance 2015 Australia Pty Ltd. 2.625%, 05/05/20	3,000	2,960,781
Southwestern Energy Co. 4.950%, 01/23/25	2,000	2,020,618

		11,418,925

Oil & Gas Services — 0.2%
Schlumberger Oilfield UK PLC 4.200%, 01/15/21 144A @	1,000	1,074,503

Pharmaceuticals — 2.5%
Cardinal Health, Inc. 4.900%, 09/15/45	3,000	2,989,182
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,139,773
Johnson & Johnson 4.375%, 12/05/33	4,000	4,238,704
Perrigo Co. PLC 4.000%, 11/15/23	1,000	1,013,412
Wyeth LLC 5.950%, 04/01/37	4,000	4,771,632

		14,152,703

Pipelines — 1.5%
Energy Transfer Partners LP 4.650%, 06/01/21	2,000	2,052,688
Enterprise Products Operating LLC 3.700%, 02/15/26	4,000	3,873,052

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	$2,500	$2,466,025

		8,391,765

Real Estate Investment Trusts — 0.5%
American Tower Corp. 4.700%, 03/15/22	2,500	2,606,720

Retail — 1.0%
McDonald’s Corp. 5.700%, 02/01/39	2,610	2,914,201
Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	3,000	2,822,988

		5,737,189

Software — 1.1%
Microsoft Corp. 3.500%, 02/12/35	3,000	2,742,588
Oracle Corp. 2.500%, 05/15/22	3,500	3,398,528

		6,141,116

Telecommunications — 1.2%
Crown Castle Towers LLC 3.663%, 05/15/25 144A @	4,000	3,914,400
Verizon Communications, Inc. 2.450%, 11/01/22	3,000	2,816,352

		6,730,752

Transportation — 2.8%
BNSF Railway Co. 2015-1 Pass Through Trust 3.442%, 06/16/28 144A @	5,500	5,437,383
Canadian National Railway Co. 6.250%, 08/01/34	3,855	4,795,554
Federal Express Corp 1999 Pass Through Trust 7.650%, 01/15/22	1,091	1,314,060
United Parcel Service, Inc. 6.200%, 01/15/38	3,000	3,750,168

		15,297,165

Trucking and Leasing — 0.2%
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,022,373

TOTAL CORPORATE BONDS (Cost $199,440,894)		196,406,279

MUNICIPAL BONDS — 4.7%
City of San Antonio, TX 6.038%, 08/01/35	3,000	3,397,230
Commonwealth of Virginia 4.700%, 06/01/29	2,000	2,136,000
Metropolitan Transit Authority of Harris County 6.875%, 11/01/38	1,205	1,378,737
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,173,940

	Par (000)	Value†

Northeast Ohio Regional Sewer District 6.038%, 11/15/40	$2,385	$2,690,876
Orange County Sanitation District 6.400%, 02/01/44	1,100	1,409,375
Puerto Rico Sales Tax Financing Corp. 6.050%, 08/01/36	3,325	1,920,188
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,712,000
South Carolina State Public Service Authority 5.784%, 12/01/41	2,000	2,286,260
Texas Transportation Commission State Highway Fund 5.178%, 04/01/30	2,000	2,309,820
University of California 4.767%, 05/15/99	3,000	2,722,260
West Virginia University 4.471%, 10/01/42	2,000	2,051,780

Total MUNICIPAL BONDS (Cost $25,729,751)		26,188,466

RESIDENTIAL MORTGAGE BACKED SECURITIES — 10.8%
Fannie Mae Pool — 9.3%
3.500%, 03/01/41	1,395	1,441,350
2.500%, 01/01/43	3,318	3,186,910
2.500%, 02/01/43	9,632	9,251,985
3.000%, 03/01/43	9,550	9,541,761
2.500%, 05/01/43	11,849	11,380,867
3.500%, 09/01/43	1,948	2,011,939
3.000%, 07/01/45	15,000	14,944,043

		51,758,855

Freddie Mac Gold Pool — 1.4%
3.500%, 12/01/40	3,934	4,054,211
3.500%, 01/01/41	2,631	2,711,920
3.500%, 02/01/41	792	816,483

		7,582,614

Ginnie Mae Pool — 0.1%
6.000%, 10/15/38	455	515,895
6.000%, 10/15/38	252	285,775
9.000%, 10/15/30	7	7,462

		809,132

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $59,124,164)		60,150,601

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bond 1.375%, 01/31/20	5,000	4,961,330
2.125%, 01/31/21	3,000	3,049,923
2.125%, 06/30/21	4,500	4,555,899
3.125%, 02/15/43	4,000	4,005,624
3.625%, 08/15/43	2,950	3,245,460
3.750%, 11/15/43	3,500	3,937,500
2.500%, 02/15/45	2,600	2,288,754

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Note 0.625%, 08/31/17	$4,000	$3,993,124
1.750%, 05/15/23	2,250	2,176,349
United States Treasury Inflation Indexed Bonds 0.125%, 04/15/20	5,000	5,098,262
0.250%, 01/15/25	10,000	9,813,020

TOTAL U.S. TREASURY OBLIGATIONS (Cost $47,098,403)		47,125,245

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	312	312
Fidelity Institutional Prime Money Market Portfolio	715	715
Fidelity Institutional Prime Money Market Portfolio - Class I	272	272
Wells Fargo Advantage Government Money Market Fund - Institutional Class	52	52
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $1,800)		1,800

TOTAL INVESTMENTS — 101.5% (Cost $568,482,774)		$566,527,463

Other Assets & Liabilities — (1.5)%		(8,519,088)

TOTAL NET ASSETS — 100.0%		$558,008,375

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

CDO — Collateralized debt obligations.

CLO — Collateralized loan obligations.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	86%
Cayman Islands	8
Australia	1
Canada	1
Ireland	1
Netherlands	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$47,125,245	$—	$47,125,245	$—
AGENCY OBLIGATIONS	5,646,059	—	5,646,059	—
ASSET BACKED SECURITIES	103,823,707	—	103,823,707	—
COMMERCIAL MORTGAGE BACKED SECURITIES	127,185,306	—	127,185,306	—
CORPORATE BONDS	196,406,279	—	196,406,279	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	60,150,601	—	60,150,601	—
MUNICIPAL BONDS	26,188,466	—	26,188,466	—
SHORT-TERM INVESTMENTS	1,800	1,800	—	—

TOTAL INVESTMENTS	$566,527,463	$1,800	$566,525,663	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18 (Cost $325,000)	$325	$338,813

	Number of Shares	Value†
COMMON STOCKS — 0.8%
Auto Manufacturers — 0.1%
General Motors Co.	5,200	173,316

Diversified Financial Services — 0.0%
Sentry Holdings A Shares*~	275	260

Entertainment — 0.0%
New Cotai Participation Class B* 144A @,^,~	1	33,764

Media — 0.1%
Liberty Global PLC, Series C*	2,300	116,449

Oil & Gas — 0.3%
Range Resources Corp.	3,245	160,238
Seven Generations Energy Ltd. Class A*	26,320	343,909

		504,147

Real Estate — 0.0%
The Howard Hughes Corp.*	600	86,124

Semiconductors — 0.1%
Advanced Micro Devices, Inc.*	42,800	102,720

Telecommunications — 0.2%
Altice S.A.*	1,372	188,979
T-Mobile US, Inc.*	6,400	248,128

		437,107

TOTAL COMMON STOCKS (Cost $1,348,544)		1,453,887

PREFERRED STOCKS — 0.7%
Banks — 0.2%
Ally Financial, Inc. 144A @	500	505,234

Diversified Financial Services — 0.0%
Sentry Holdings B Pref Shrs*~	65,529	76,192

Oil & Gas — 0.1%
Penn Virginia Corp. CONV. 144A @	2,316	131,288

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^,~	725	0

Pharmaceuticals — 0.2%
Allergan PLC Pref Shs Series A	337	351,349

Telecommunications — 0.2%
Crown Castle International Corp. CONV.	2,450	252,840
T-Mobile US, Inc.	1,463	98,753

		351,593

TOTAL PREFERRED STOCKS (Cost $1,497,590)		1,415,656

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp.	$1,207	$120,760
American Tower Corp.	1,325	132,500

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $253,200)		253,260

CORPORATE BONDS — 92.0%
Advertising — 0.7%
Lamar Media Corp. 5.875%, 02/01/22	125	129,375
MDC Partners, Inc. 6.750%, 04/01/20 144A @	750	747,187
Outfront Media Capital LLC 5.625%, 02/15/24 144A @	175	178,938
5.625%, 02/15/24	225	230,063

		1,285,563

Aerospace & Defense — 0.7%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	500	462,500
DAE Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	250	250,000
Ducommun, Inc. 9.750%, 07/15/18	300	316,140
TransDigm, Inc. 6.500%, 07/15/24	200	197,500
6.500%, 05/15/25 144A @	175	173,250

		1,399,390

Airlines — 1.2%
Air Canada 7.750%, 04/15/21 144A @	350	373,625
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	69	71,264
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @,^	200	206,000
American Airlines Group Inc 5.500%, 10/01/19 144A @	650	654,875
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 09/03/22	70	71,400
United Continental Holdings, Inc. 6.375%, 06/01/18	325	338,813
6.000%, 12/01/20	600	616,500

		2,332,477

Apparel — 0.5%
Levi Strauss & Co. 6.875%, 05/01/22	200	213,500
QS Wholesale, Inc. 10.000%, 08/01/20	325	120,250
The William Carter Co. 5.250%, 08/15/21	500	512,500
Wolverine World Wide, Inc. 6.125%, 10/15/20	100	106,000

		952,250

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Manufacturers — 0.5%
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	$600	$621,000
Navistar International Corp. 8.250%, 11/01/21	350	332,500

		953,500

Auto Parts & Equipment — 1.3%
Affinia Group, Inc. 7.750%, 05/01/21	200	209,000
Gestamp Funding Luxembourg S.A. 5.625%, 05/31/20 144A @	300	307,500
MPG Holdco I , Inc. 7.375%, 10/15/22	475	505,875
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	400	410,000
Omega US Sub LLC 8.750%, 07/15/23 144A @	450	448,875
Pittsburgh Glass Works LLC 8.000%, 11/15/18 144A @	163	171,557
Schaeffler Holding Finance BV PIK (Cash coupon 6.875%, PIK 7.625%) 144A @	250	258,750
PIK 6.250%, 11/15/19 144A @	200	210,750

		2,522,307

Banks — 2.7%
Ally Financial, Inc. 7.500%, 09/15/20	260	302,900
8.000%, 11/01/31	225	269,438
CIT Group, Inc. 6.625%, 04/01/18 144A @	500	530,625
5.375%, 05/15/20	300	312,750
5.000%, 08/15/22	225	222,750
Halyk Savings Bank of Kazakhstan JSC 7.250%, 05/03/17 144A @	100	103,250
7.250%, 01/28/21 144A @	400	412,000
JPMorgan Chase & Co. 5.300%, 12/29/49•	350	347,410
Provident Funding Associates LP 6.750%, 06/15/21 144A @	950	907,250
Sberbank of Russia Via SB Capital S.A. 6.125%, 02/07/22 144A @	400	384,000
Synovus Financial Corp. 5.125%, 06/15/17	600	613,500
7.875%, 02/15/19	300	336,750
The Goldman Sachs Group, Inc. 5.375%, 12/31/49•	475	469,252

		5,211,875

Beverages — 0.3%
Constellation Brands, Inc. 6.000%, 05/01/22	300	327,066
Cott Beverages, Inc. 6.750%, 01/01/20 144A @	250	259,375

		586,441

	Par (000)	Value†

Biotechnology — 0.2%
Concordia Healthcare Corp. 7.000%, 04/15/23 144A @	$325	$325,000

Building Materials — 1.7%
Builders FirstSource, Inc. 7.625%, 06/01/21 144A @	325	336,375
Interline Brands, Inc. PIK 10.000%, 11/15/18	105	109,725
Masonite International Corp. 5.625%, 03/15/23 144A @	175	177,844
NCI Building Systems, Inc. 8.250%, 01/15/23 144A @	225	239,625
Norbord, Inc. 6.250%, 04/15/23 144A @	225	227,812
Nortek, Inc. 8.500%, 04/15/21	350	373,625
Reliance Intermediate Holdings LP 6.500%, 04/01/23 144A @	450	468,000
Summit Materials LLC 10.500%, 01/31/20	268	292,455
USG Corp. 9.750%, 01/15/18	450	511,875
5.875%, 11/01/21 144A @	100	105,250
Vulcan Materials Co. 7.500%, 06/15/21	300	345,000

		3,187,586

Chemicals — 2.3%
Axalta Coating Systems US Holdings, Inc. 7.375%, 05/01/21 144A @	150	160,688
Ciech Group Financing AB 9.500%, 11/30/19 144A @	250	304,327
Hexion, Inc. 8.875%, 02/01/18	600	541,500
6.625%, 04/15/20	375	344,063
10.000%, 04/15/20	150	154,125
INEOS Group Holdings S.A. 6.125%, 08/15/18 144A @	200	204,250
Kerling PLC 10.625%, 02/01/17 144A @	325	370,479
Momentive Performance Materials, Inc. 3.880%, 10/24/21	575	516,062
Platform Specialty Products Corp. 6.500%, 02/01/22 144A @	350	361,375
PolyOne Corp. 5.250%, 03/15/23	250	247,500
PQ Corp. 8.750%, 05/01/18 144A @	475	479,750
Rayonier AM Products, Inc. 5.500%, 06/01/24 144A @	475	423,937
Univar, Inc. 6.750%, 07/15/23 144A @	250	252,500

		4,360,556

Coal — 1.2%
Alpha Natural Resources, Inc. 3.750%, 12/15/17	100	7,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — (continued)
CONSOL Energy, Inc. 5.875%, 04/15/22	$600	$510,000
8.000%, 04/01/23 144A @	325	308,344
Murray Energy Corp. 11.250%, 04/15/21 144A @	975	819,000
Peabody Energy Corp. 6.000%, 11/15/18	550	264,000
SunCoke Energy Partners LP 7.375%, 02/01/20 144A @	250	252,500
7.375%, 02/01/20 144A @	200	202,000

		2,363,469

Commercial Services — 3.4%
Alliance Data Systems Corp. 5.375%, 08/01/22 144A @	300	295,500
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	132,500
CAR, Inc. 6.125%, 02/04/20 144A @	210	214,200
CoreLogic, Inc. 7.250%, 06/01/21	350	370,125
Europcar Groupe S.A. 11.500%, 05/15/17 144A @	350	433,900
5.750%, 06/15/22 144A @	200	227,430
FTI Consulting, Inc. 6.750%, 10/01/20	75	77,813
6.000%, 11/15/22	325	338,812
H&E Equipment Services, Inc. 7.000%, 09/01/22	150	154,688
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	125	120,000
Igloo Holdings Corp. PIK (Cash coupon 8.250%, PIK 9.000%) 8.250%, 12/15/17 144A @	175	177,188
Iron Mountain Europe PLC 6.125%, 09/15/22 144A @	225	362,919
Jaguar Holding Co. I PIK (Cash coupon 9.375%, PIK 10.125%) 9.375%, 10/15/17 144A @	225	229,770
Jaguar Holding Co. II 9.500%, 12/01/19 144A @	350	372,750
Laureate Education, Inc. 10.000%, 09/01/19 144A @	850	792,625
Lender Processing Services, Inc. 5.750%, 04/15/23	128	134,720
Loxam SAS 7.000%, 07/23/22 144A @	225	253,350
Monitronics International, Inc. 9.125%, 04/01/20	400	386,000
Nord Anglia Education Finance LLC 5.750%, 07/15/22 144A @	175	190,803
Safway Group Holding LLC 7.000%, 05/15/18 144A @	250	255,573
TransUnion Holding Co, Inc. PIK (Cash Coupon 8.125%, PIK 8.875%) 8.125%, 06/15/18	150	153,300

	Par (000)	Value†

Commercial Services — (continued)
Truven Health Analytics, Inc. 10.625%, 06/01/20	$275	$288,062
United Rentals North America, Inc. 6.125%, 06/15/23	525	536,156

		6,498,184

Computers — 0.3%
Dell, Inc. 5.875%, 06/15/19	275	291,500
4.625%, 04/01/21	100	100,433
Project Homestake Merger Corp. 8.875%, 03/01/23 144A @	150	145,500

		537,433

Cosmetics & Personal Care — 0.2%
Avon Products, Inc. 5.350%, 03/15/20	90	81,956
5.750%, 03/15/23	425	365,500

		447,456

Distribution & Wholesale — 0.3%
Matalan Finance PLC 6.875%, 06/01/19 144A @	350	536,186

Diversified Financial Services — 5.1%
Aircastle Ltd. 5.500%, 02/15/22	275	280,673
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	275	287,375
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	750	761,250
DBP Holding Corp. 7.750%, 10/15/20 144A @	400	324,000
E*TRADE Financial Corp. 5.375%, 11/15/22	300	307,500
General Motors Financial Co., Inc. 4.750%, 08/15/17	375	395,743
3.250%, 05/15/18	250	255,686
6.750%, 06/01/18	75	83,722
Icahn Enterprises LP 4.875%, 03/15/19	350	352,625
Jefferies LoanCore LLC 6.875%, 06/01/20 144A @	400	388,000
Ladder Capital Finance Holdings LLLP. 7.375%, 10/01/17	200	208,500
5.875%, 08/01/21 144A @	175	170,188
National Financial Partners Corp. 9.000%, 07/15/21 144A @	450	444,375
Nationstar Mortgage LLC
7.875%, 10/01/20	100	99,750
6.500%, 07/01/21	825	768,281
Navient Corp. 5.000%, 10/26/20	525	514,500
5.875%, 03/25/21	275	274,827
Ocwen Financial Corp. 6.625%, 05/15/19 144A @	741	692,835

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
OneMain Financial Holdings, Inc. 6.750%, 12/15/19 144A @	$275	$286,687
Outerwall, Inc.
6.000%, 03/15/19	450	451,125
5.875%, 06/15/21	350	327,250
Quicken Loans, Inc. 5.750%, 05/01/25 144A @	600	574,500
Springleaf Finance Corp. 5.250%, 12/15/19	400	394,500
Transworld Systems, Inc. 9.500%, 08/15/21 144A @	375	225,000
Walter Investment Management Corp. 7.875%, 12/15/21	850	788,375

		9,657,267

Electric — 2.1%
AES Corp. 5.500%, 03/15/24	425	409,062
Calpine Corp. 5.375%, 01/15/23	300	294,750
5.500%, 02/01/24	275	266,063
CMS Energy Corp. 5.050%, 03/15/22	130	143,060
Dynegy, Inc. 6.750%, 11/01/19 144A @	400	416,200
Energy Future Intermediate Holding Co. LLC 11.750%, 03/01/22 144A @,¤,~	655	718,075
GenOn Energy, Inc. 9.500%, 10/15/18	525	535,500
Infinis PLC 7.000%, 02/15/19 144A @	300	490,227
NRG Energy, Inc. 6.250%, 07/15/22	325	329,875
6.625%, 03/15/23	275	283,250
6.250%, 05/01/24	200	198,500

		4,084,562

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. 5.500%, 06/15/25 144A @	225	222,188

Energy-Alternate Sources — 0.2%
TerraForm Power Operating LLC 5.875%, 02/01/23 144A @	400	406,000

Engineering & Construction — 0.1%
Dycom Investments, Inc. 7.125%, 01/15/21	275	287,375

Entertainment — 2.6%
Amc Entertainment, Inc. 5.750%, 06/15/25 144A @	475	465,500
Cedar Fair LP 5.250%, 03/15/21	275	282,563
DreamWorks Animation SKG, Inc. 6.875%, 08/15/20 144A @	350	346,500
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	150	125,200

	Par (000)	Value†

Entertainment — (continued)
International Game Technology PLC 6.250%, 02/15/22 144A @	$200	$191,000
6.500%, 02/15/25 144A @	350	323,750
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 144A @	225	248,333
Peninsula Gaming LLC 8.375%, 02/15/18 144A @	200	208,250
Pinnacle Entertainment, Inc. 7.500%, 04/15/21	375	397,031
Regal Entertainment Group 5.750%, 03/15/22	750	758,400
5.750%, 06/15/23	50	50,250
Scientific Games International, Inc. 7.000%, 01/01/22 144A @	300	309,750
Shingle Springs Tribal Gaming Authority 9.750%, 09/01/21 144A @	225	249,750
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	350	357,875
WMG Acquisition Corp. 6.000%, 01/15/21 144A @	413	421,260
6.750%, 04/15/22 144A @	275	261,300

		4,996,712

Environmental Control — 0.6%
Clean Harbors, Inc. 5.250%, 08/01/20	125	126,875
5.125%, 06/01/21	175	173,250
Tervita Corp. 10.875%, 02/15/18 144A @	375	256,875
8.000%, 11/15/18 144A @	625	568,750

		1,125,750

Food — 1.4%
ARAMARK Corp. 5.750%, 03/15/20	200	208,800
Boparan Finance PLC 5.250%, 07/15/19 144A @	300	443,090
Brakes Capital 7.125%, 12/15/18 144A @	125	201,323
Dean Foods Co. 6.500%, 03/15/23 144A @	450	459,000
JBS USA LLC 5.875%, 07/15/24 144A @	375	377,344
Minerva Luxembourg S.A. 12.250%, 02/10/22 144A @	200	220,100
Post Holdings, Inc. 6.750%, 12/01/21 144A @	225	225,000
7.375%, 02/15/22	225	228,937
6.000%, 12/15/22 144A @	175	168,437
Shearer’s Foods LLC 9.000%, 11/01/19 144A @	75	80,625

		2,612,656

Forest Products & Paper — 0.4%
Cascades, Inc. 5.500%, 07/15/22 144A @	150	145,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — (continued)
Mercer International, Inc. 7.000%, 12/01/19	$375	$391,875
7.750%, 12/01/22	200	215,000

		752,000

Gas — 0.1%
NGL Energy Partner LP 5.125%, 07/15/19	100	99,750

Hand & Machine Tools — 0.4%
Apex Tool Group LLC 7.000%, 02/01/21 144A @	525	467,250
Milacron LLC 7.750%, 02/15/21 144A @	325	334,750

		802,000

Healthcare Products — 0.8%
Crimson Merger Sub, Inc. 6.625%, 05/15/22 144A @	500	438,750
DJO Finco, Inc. 8.125%, 06/15/21 144A @	425	437,750
Universal Hospital Services, Inc. 7.625%, 08/15/20	675	624,375

		1,500,875

Healthcare Services — 2.6%
Acadia Healthcare Co., Inc. 5.625%, 02/15/23 144A @	200	202,500
Community Health Systems, Inc. 8.000%, 11/15/19	225	237,094
7.125%, 07/15/20	375	397,312
6.875%, 02/01/22	575	606,625
Ephios Bondco PLC 6.250%, 07/01/22 144A @	375	405,527
HCA Holdings, Inc. 6.250%, 02/15/21	275	296,313
HCA, Inc. 5.375%, 02/01/25	375	381,113
Holding Medi-Partenaires SAS 7.000%, 05/15/20 144A @	300	354,349
Select Medical Corp. 6.375%, 06/01/21	650	656,500
Tenet Healthcare Corp. 3.786%, 06/15/20 144A @,•	175	176,531
8.125%, 04/01/22	350	382,725
6.750%, 06/15/23 144A @	425	433,500
Wellcare Health Plans, Inc. 5.750%, 11/15/20	350	364,000

		4,894,089

Holding Companies — 1.9%
Alphabet Holding Co., Inc. PIK (Cash coupon 7.750%, PIK 8.50%) 7.750%, 11/01/17	375	375,000
Argos Merger Sub, Inc. 7.125%, 03/15/23 144A @	425	445,187
Horizon Pharma Financing, Inc. 6.625%, 05/01/23 144A @	250	260,625

	Par (000)	Value†

Holding Companies — (continued)
HRG Group, Inc. 7.875%, 07/15/19 144A @	$125	$131,875
7.875%, 07/15/19	250	263,750
7.750%, 01/15/22 144A @	100	97,500
7.750%, 01/15/22	475	463,125
James Hardie International Finance Ltd. 5.875%, 02/15/23 144A @	275	283,250
KraussMaffei Group GmbH 8.750%, 12/15/20 144A @	225	268,401
Opal Acquisition, Inc. 8.875%, 12/15/21 144A @	350	341,250
Polish Television Holding BV PIK 11.000%, 01/15/21 144A @	425	560,283
WaveDivision Escrow LLC 8.125%, 09/01/20 144A @	75	78,000

		3,568,246

Home Builders — 0.8%
Shea Homes LP 5.875%, 04/01/23 144A @	200	202,500
Standard Pacific Corp. 10.750%, 09/15/16	175	193,813
Taylor Morrison Communities, Inc. 5.875%, 04/15/23 144A @	250	246,875
William Lyon Homes, Inc. 8.500%, 11/15/20	400	432,000
7.000%, 08/15/22	375	388,125

		1,463,313

Home Furnishings — 0.2%
Dometic Group AB PIK (Cash coupon 9.50%, PIK 10.25%) 9.500%, 06/26/19 144A @	375	420,160

Household Products & Wares — 1.1%
Reynolds Group Issuer, Inc. 9.875%, 08/15/19	187	196,350
8.250%, 02/15/21	850	881,875
Spectrum Brands, Inc. 6.625%, 11/15/22	100	106,500
5.750%, 07/15/25 144A @	450	456,750
The Sun Products Corp. 7.750%, 03/15/21 144A @	425	383,562

		2,025,037

Housewares — 0.4%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	300	337,800
RSI Home Products, Inc. 6.500%, 03/15/23 144A @	450	453,375

		791,175

Insurance — 1.3%
A-S Co-Issuer Subsidiary, Inc. 7.875%, 12/15/20 144A @	475	501,125
CNO Financial Group, Inc. 4.500%, 05/30/20	100	101,500
5.250%, 05/30/25	400	406,480

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Insurance — (continued)
Hub Holdings LLC PIK (Cash coupon 8.125%, PIK 8.875%) 8.125%, 07/15/19 144A @	$275	$273,625
HUB International Ltd. 7.875%, 10/01/21 144A @	450	459,000
USI, Inc. 7.750%, 01/15/21 144A @	725	735,875

		2,477,605

Internet — 1.2%
Ancestry.Com Holdings LLC PIK (Cash coupon 9.625%, PIK 10.375%) 9.625%, 10/15/18 144A @	550	561,000
Ancestry.Com., Inc. 11.000%, 12/15/20	125	141,875
Cerved Group SpA 6.375%, 01/15/20 144A @	100	116,223
Equinix, Inc. 5.375%, 01/01/22	275	275,688
5.375%, 04/01/23	325	325,000
5.750%, 01/01/25	150	148,500
Netflix, Inc. 5.375%, 02/01/21	375	389,062
United Group BV 7.875%, 11/15/20 144A @	100	118,732
7.875%, 11/15/20 144A @	275	323,483

		2,399,563

Investment Companies — 0.2%
NRG Yield Operating LLC 5.375%, 08/15/24 144A @	325	327,438

Iron & Steel — 1.2%
AK Steel Corp. 7.625%, 10/01/21	500	407,500
8.375%, 04/01/22	475	389,500
ArcelorMittal 10.600%, 06/01/19	275	329,313
Bluescope Steel Finance Ltd. 7.125%, 05/01/18 144A @	350	357,000
Ryerson, Inc. 9.000%, 10/15/17	425	428,187
11.250%, 10/15/18	309	312,090

		2,223,590

Leisure Time — 0.8%
24 Hour Holdings IIII LLC 8.000%, 06/01/22 144A @	300	240,750
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 144A @	230	261,955
5.875%, 05/15/23 144A @	300	322,783
LTF Merger Sub, Inc. 8.500%, 06/15/23 144A @	325	313,625
NCL Corp. Ltd. 5.250%, 11/15/19 144A @	300	307,125
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	125	123,125

		1,569,363

	Par (000)	Value†

Lodging — 1.3%
Boyd Gaming Corp. 9.000%, 07/01/20	$75	$81,375
6.875%, 05/15/23	300	307,500
MGM Resorts International 6.625%, 12/15/21	450	470,250
6.000%, 03/15/23	475	480,937
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	450	465,750
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	303,000
Station Casinos LLC 7.500%, 03/01/21	100	107,000
Wynn Macau Ltd. 5.250%, 10/15/21 144A @	200	189,000

		2,404,812

Machinery — Construction & Mining — 0.6%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 144A @	225	231,187
Terex Corp. 6.500%, 04/01/20	125	130,938
6.000%, 05/15/21	750	753,750

		1,115,875

Machinery — Diversified — 0.4%
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	825	751,781

Media — 9.0%
AMC Networks, Inc. 4.750%, 12/15/22	475	475,000
Arqiva Broadcast Finance PLC 9.500%, 03/31/20 144A @	650	1,123,437
Cable One, Inc. 5.750%, 06/15/22 144A @	175	177,188
CCO Holdings LLC 6.625%, 01/31/22	625	651,562
5.250%, 09/30/22	400	394,000
5.125%, 02/15/23	285	277,875
5.125%, 05/01/23 144A @	675	656,437
5.750%, 09/01/23	275	275,516
5.750%, 01/15/24	600	603,000
Central European Media Enterprises Ltd. 5.000%, 11/15/15	650	647,562
Cequel Communications Holdings I LLC 5.125%, 12/15/21 144A @	325	295,141
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	50	51,250
6.500%, 11/15/22	450	468,562
Cumulus Media Holdings, Inc. 7.750%, 05/01/19	125	114,688
DISH DBS Corp. 5.125%, 05/01/20	375	379,219
6.750%, 06/01/21	125	130,313
5.875%, 07/15/22	250	245,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
iHeartCommunications, Inc. 10.000%, 01/15/18	$500	$402,500
9.000%, 12/15/19	550	524,150
ION Media Networks, Inc. 11.000%, 07/31/15 ¤	1	0
LGE HoldCo VI BV 7.125%, 05/15/24 144A @	325	402,491
Mediacom Broadband LLC 6.375%, 04/01/23	450	450,000
MHGE Parent LLC PIK (Cash coupon 8.500%, PIK 9.250%) 8.500%, 08/01/19 144A @	125	125,938
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 144A @	200	210,750
Numericable SFR S.A. 6.250%, 05/15/24 144A @	975	959,156
Sinclair Television Group, Inc. 6.125%, 10/01/22	300	308,250
Starz LLC 5.000%, 09/15/19	250	253,125
TEGNA, Inc. 5.125%, 10/15/19	200	206,000
6.375%, 10/15/23	650	676,812
Time, Inc. 5.750%, 04/15/22 144A @	275	266,062
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	250	247,500
Tribune Media Co. 5.875%, 07/15/22 144A @	700	705,250
Unitymedia GmbH 6.125%, 01/15/25 144A @	400	418,000
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	600	595,500
Univision Communications, Inc. 6.750%, 09/15/22 144A @	492	520,290
5.125%, 05/15/23 144A @	525	509,250
5.125%, 02/15/25 144A @	700	675,640
Videotron Ltd. 6.875%, 07/15/21 144A @	325	279,399
VTR Finance BV 6.875%, 01/15/24 144A @	750	766,387
WideOpenWest Finance LLC 10.250%, 07/15/19	50	53,375
13.375%, 10/15/19	475	516,562
Ziggo Bond Finance BV 5.875%, 01/15/25 144A @	225	220,500

		17,258,637

Mining — 1.9%
Aleris International, Inc. 7.625%, 02/15/18	175	179,375
7.875%, 11/01/20	425	440,937
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	400	396,000
First Quantum Minerals Ltd. 7.250%, 10/15/19 144A @	400	401,000
7.250%, 05/15/22 144A @	575	549,844

	Par (000)	Value†

Mining — (continued)
Lundin Mining Corp. 7.500%, 11/01/20 144A @	$400	$431,000
Novelis, Inc. 8.750%, 12/15/20	175	185,063
Nyrstar Netherlands Holdings BV 8.500%, 09/15/19 144A @	375	434,897
Vedanta Resources PLC 6.000%, 01/31/19 144A @	275	266,062
8.250%, 06/07/21 144A @	350	356,368

		3,640,546

Miscellaneous Manufacturing — 0.6%
Bombardier, Inc. 5.500%, 09/15/18 144A @	925	915,750
Momentive Performance Escrow 0.000%, 10/24/99^,~	575	0
Trinseo Materials Operating SCA Trinseo Materials Finance, Inc. 6.375%, 05/01/22 144A @	100	110,928
6.750%, 05/01/22 144A @	200	204,000

		1,230,678

Office & Business Equipment — 0.5%
CDW LLC 6.000%, 08/15/22	425	438,813
Magnolia BC S.A. 9.000%, 08/01/20 144A @	425	503,425

		942,238

Oil & Gas — 9.6%
Antero Resources Corp. 6.000%, 12/01/20	475	477,375
Atwood Oceanics, Inc. 6.500%, 02/01/20	475	458,375
Bill Barrett Corp. 7.625%, 10/01/19	450	429,750
7.000%, 10/15/22	125	113,125
Canbriam Energy, Inc. 9.750%, 11/15/19 144A @,^	400	409,000
Chesapeake Energy Corp. 5.375%, 06/15/21	75	67,875
5.750%, 03/15/23	650	588,250
Comstock Resources, Inc. 10.000%, 03/15/20 144A @	250	225,520
Concho Resources, Inc. 7.000%, 01/15/21	150	156,938
5.500%, 04/01/23	800	800,000
Crownrock LP 7.125%, 04/15/21 144A @	200	207,000
7.750%, 02/15/23 144A @	475	505,875
Denbury Resources, Inc. 5.500%, 05/01/22	375	334,687
Eclipse Resources Corp. 8.875%, 07/15/23 144A @	250	242,138
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/20 144A @	400	350,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
EPL Oil & Gas, Inc. 8.250%, 02/15/18	$250	$150,000
Gulfport Energy Corp. 6.625%, 05/01/23 144A @	100	101,250
Halcon Resources Corp. 8.625%, 02/01/20 144A @	375	370,312
Hercules Offshore, Inc. 10.250%, 04/01/19 144A @	25	8,625
8.750%, 07/15/21 144A @	625	215,625
Matador Resources Co. 6.875%, 04/15/23 144A @	800	817,000
Newfield Exploration Co. 5.750%, 01/30/22	150	152,250
5.625%, 07/01/24	150	151,500
5.375%, 01/01/26	200	198,000
Oasis Petroleum, Inc. 7.250%, 02/01/19	75	76,875
6.500%, 11/01/21	125	124,375
6.875%, 03/15/22	175	177,625
6.875%, 01/15/23	125	123,438
Pacific Drilling V Ltd. 7.250%, 12/01/17 144A @	200	172,000
Pacific Rubiales Energy Corp. 5.375%, 01/26/19 144A @	925	759,887
7.250%, 12/12/21 144A @	200	164,000
5.125%, 03/28/23 144A @	100	71,500
5.625%, 01/19/25 144A @	500	362,500
Parker Drilling Co. 7.500%, 08/01/20	75	68,250
6.750%, 07/15/22	225	194,063
Parsley Energy LLC 7.500%, 02/15/22 144A @	600	608,814
Penn Virginia Corp. 7.250%, 04/15/19	500	430,000
8.500%, 05/01/20	450	403,875
Petrobras Global Finance BV 6.850%, 06/05/99	194	159,150
Precision Drilling Corp. 6.625%, 11/15/20	425	416,500
6.500%, 12/15/21	75	72,750
Range Resources Corp. 5.000%, 08/15/22	100	98,000
5.000%, 03/15/23	275	269,500
4.875%, 05/15/25 144A @	475	461,415
Rosetta Resources, Inc. 5.875%, 06/01/22	250	266,875
5.875%, 06/01/24	1,100	1,185,250
SandRidge Energy, Inc. 8.750%, 06/01/20 144A @	350	317,625
7.500%, 03/15/21	325	142,188
Seven Generations Energy Ltd. 8.250%, 05/15/20 144A @	725	769,225
6.750%, 05/01/23 144A @	350	349,125
SM Energy Co. 6.500%, 01/01/23	300	307,500
5.000%, 01/15/24	500	473,750
5.625%, 06/01/25	175	173,215

	Par (000)	Value†

Oil & Gas — (continued)
Whiting Petroleum Corp. 6.250%, 04/01/23 144A @	$675	$669,937
WPX Energy, Inc. 6.000%, 01/15/22	800	790,000
5.250%, 09/15/24	125	115,156

		18,304,833

Oil & Gas Services — 1.2%
CGG S.A. 6.500%, 06/01/21	250	207,500
6.875%, 01/15/22	650	539,500
Exterran Holdings, Inc. 7.250%, 12/01/18	375	387,187
Exterran Partners LP 6.000%, 04/01/21	125	120,625
6.000%, 10/01/22	200	190,000
SESI LLC 7.125%, 12/15/21	750	795,000

		2,239,812

Packaging and Containers — 1.8%
AEP Industries, Inc. 8.250%, 04/15/19	150	152,625
Ardagh Finance Holdings S.A. PIK 8.625%, 06/15/19 144A @	635	657,247
Ardagh Packaging Finance PLC 6.250%, 01/31/19 144A @	200	203,500
7.000%, 11/15/20 144A @,^	300	306,000
Beverage Packaging Holdings Luxembourg II SA 5.625%, 12/15/16 144A @	225	224,578
6.000%, 06/15/17 144A @	350	350,000
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	375	333,750
Coveris Holding Corp. 10.000%, 06/01/18 144A @	200	210,000
Graphic Packaging International, Inc. 4.750%, 04/15/21	175	176,750
SIG Combibloc Holdings SCA 7.750%, 02/15/23 144A @	700	812,158

		3,426,608

Pharmaceuticals — 2.0%
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.75%) 7.000%, 05/15/19 144A @	400	407,046
DPx Holdings BV 7.500%, 02/01/22 144A @	300	312,750
Endo Finance LLC 6.000%, 07/15/23 144A @	475	485,688
6.000%, 02/01/25 144A @	325	330,281
JLL Delta Dutch Pledgeco BV PIK (Cash coupon 8.750%, PIK 9.500%) 8.750%, 05/01/20 144A @	300	304,500
Par Pharmaceutical Cos, Inc. 7.375%, 10/15/20	100	106,750

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
PRA Holdings, Inc. 9.500%, 10/01/23 144A @	$69	$77,108
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 144A @	875	903,437
6.375%, 10/15/20 144A @	500	526,562
5.875%, 05/15/23 144A @	350	358,750

		3,812,872

Pipelines — 1.6%
MarkWest Energy Partners LP 4.500%, 07/15/23	500	490,000
Penn Virginia Resource Partners LP 6.500%, 05/15/21	100	105,750
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	100	102,000
6.250%, 03/15/22	250	258,750
5.625%, 04/15/23	425	423,538
5.750%, 05/15/24	525	523,031
Targa Resources Partners LP 5.000%, 01/15/18 144A @	300	306,750
5.250%, 05/01/23	50	49,500
4.250%, 11/15/23	875	809,375

		3,068,694

Real Estate — 1.9%
CBRE Services, Inc. 5.000%, 03/15/23	625	631,250
Dupont Fabros Technology LP 5.875%, 09/15/21	775	784,688
Greystar Real Estate Partners LLC 8.250%, 12/01/22 144A @	200	211,000
iStar Financial, Inc. 7.125%, 02/15/18	125	130,150
5.000%, 07/01/19	450	443,813
MPT Operating Partnership LP 6.875%, 05/01/21	225	237,656
6.375%, 02/15/22	125	133,281
Omega Healthcare Investors, Inc. 5.875%, 03/15/24	75	79,781
Realogy Group LLC 9.000%, 01/15/20 144A @	100	107,750
5.250%, 12/01/21 144A @	250	253,125
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	625	662,500

		3,674,994

Retail — 3.8%
99 Cents Only Stores 11.000%, 12/15/19	250	226,250
Academy Ltd. 9.250%, 08/01/19 144A @	200	210,140
Chinos Intermediate Holdings A, Inc. PIK (Cash coupon 7.75%, PIK 8.50%) 7.750%, 05/01/19 144A @	225	181,125
Claire’s Stores, Inc. 9.000%, 03/15/19 144A @	325	274,625

	Par (000)	Value†

Retail — (continued)
Dollar Tree, Inc. 5.250%, 03/01/20 144A @	$150	$156,938
5.750%, 03/01/23 144A @	925	966,625
Ferrellgas LP 6.500%, 05/01/21	275	274,312
6.750%, 06/15/23 144A @	150	150,750
Group 1 Automotive, Inc. 5.000%, 06/01/22	175	174,125
Guitar Center, Inc. 6.500%, 04/15/19 144A @	450	411,750
Jo-Ann Stores, Inc. 8.125%, 03/15/19 144A @	500	470,625
Kirk Beauty Zero GmbH 6.250%, 07/15/22 144A @	100	110,783
New Look Secured Issuer PLC 6.500%, 07/01/22 144A @	250	381,026
New Look Senior Issuer PLC 8.000%, 07/01/23 144A @	125	191,864
New Red Finance, Inc. 4.625%, 01/15/22 144A @	250	246,250
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	208,000
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	800	827,000
Rite Aid Corp. 6.750%, 06/15/21	725	761,250
6.125%, 04/01/23 144A @	475	489,250
Sonic Automotive, Inc. 7.000%, 07/15/22	150	162,375
5.000%, 05/15/23	175	171,062
The Men’s Wearhouse, Inc. 7.000%, 07/01/22	175	187,250

		7,233,375

Semiconductors — 0.4%
Advanced Micro Devices, Inc. 6.750%, 03/01/19	225	204,187
7.500%, 08/15/22	225	198,563
NXP BV 5.750%, 02/15/21 144A @	200	208,000
5.750%, 03/15/23 144A @	250	260,000

		870,750

Software — 2.1%
Activision Blizzard, Inc. 6.125%, 09/15/23 144A @	225	241,313
BCP Singapore VI Cayman Financing Co. Ltd. 8.000%, 04/15/21 144A @	200	201,250
BMC Software Finance, Inc. 8.125%, 07/15/21 144A @	350	283,500
BMC Software, Inc. 7.250%, 06/01/18	225	207,563
First Data Corp. 6.750%, 11/01/20 144A @	315	332,917
12.625%, 01/15/21	1,000	1,155,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Software — (continued)
Infor Software Parent LLC PIK (Cash coupon 7.125%, PIK 7.875%) 7.125%, 05/01/21 144A @	$600	$601,500
Infor U.S., Inc. 6.500%, 05/15/22 144A @	475	483,312
MSCI, Inc. 5.250%, 11/15/24 144A @	250	253,125
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23 144A @	200	202,000

		3,961,480

Telecommunications — 9.9%
Alcatel-Lucent USA, Inc. 8.875%, 01/01/20 144A @	225	244,687
Altice Financing S.A. 6.625%, 02/15/23 144A @	350	347,480
Altice Finco S.A. 9.875%, 12/15/20 144A @	400	440,000
8.125%, 01/15/24 144A @	400	404,000
Altice S.A. 7.750%, 05/15/22 144A @	400	387,000
7.625%, 02/15/25 144A @	1,650	1,551,000
Avaya, Inc. 7.000%, 04/01/19 144A @	40	39,100
10.500%, 03/01/21 144A @	350	288,750
B Communications Ltd. 7.375%, 02/15/21 144A @	500	536,250
CommScope Technologies Finance LLC 6.000%, 06/15/25 144A @	400	398,500
Crown Castle International Corp. 5.250%, 01/15/23	425	428,081
Digicel Group Ltd. 8.250%, 09/30/20 144A @	750	751,875
EarthLink Holdings Corp. 7.375%, 06/01/20	175	182,000
Goodman Networks, Inc. 12.125%, 07/01/18	375	311,250
Hughes Satellite Systems Corp. 6.500%, 06/15/19	304	329,840
7.625%, 06/15/21	325	357,565
Intelsat Jackson Holdings S.A. 6.625%, 12/15/22	475	432,250
5.500%, 08/01/23	500	442,750
Level 3 Financing, Inc. 7.000%, 06/01/20	325	344,906
6.125%, 01/15/21	75	78,653
5.625%, 02/01/23 144A @	150	151,500
Millicom International Cellular S.A. 6.625%, 10/15/21 144A @	200	205,500
NII International Telecom S.C.A. 11.375%, 08/15/19 144A @,¤	350	315,000
Play Topco S.A. PIK (Cash coupon 7.75%, PIK 8.50%) 7.750%, 02/28/20 144A @	400	455,974
Sable International Finance Ltd. 8.750%, 02/01/20 144A @	200	214,000

	Par (000)	Value†

Telecommunications — (continued)
Sprint Communications, Inc. 11.500%, 11/15/21	$800	$942,000
Sprint Corp. 7.125%, 06/15/24	1,725	1,600,110
T-Mobile USA, Inc. 6.250%, 04/01/21	450	461,250
6.633%, 04/28/21	450	466,875
6.000%, 03/01/23	1,350	1,382,062
6.500%, 01/15/24	100	103,250
6.375%, 03/01/25	175	178,938
UPC Holding BV 6.750%, 03/15/23 144A @	375	434,682
6.750%, 03/15/23 144A @	200	241,921
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	203	215,663
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/21 144A @	200	200,750
VimpelCom Holdings BV 5.200%, 02/13/19 144A @	200	190,850
7.504%, 03/01/22 144A @	450	439,875
Virgin Media Finance PLC 7.000%, 04/15/23 144A @	275	460,177
6.000%, 10/15/24 144A @	200	203,000
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	200	193,250
Wind Acquisition Finance S.A. 4.750%, 07/15/20 144A @	400	394,000
7.375%, 04/23/21 144A @	1,100	1,112,375

		18,858,939

Textiles — 0.2%
Springs Industries, Inc. 6.250%, 06/01/21	450	439,875

Transportation — 0.1%
Watco Cos. LLC 6.375%, 04/01/23 144A @	175	177,188

TOTAL CORPORATE BONDS (Cost $177,900,140)		175,620,374

LOAN AGREEMENTS — 4.8%‡
Auto Manufacturers — 0.1%
Navistar, Inc. 5.750%, 08/17/17•	125	125,079

Chemicals — 0.6%
Solenis International LP 7.750%, 07/31/22•	650	626,844
Univar, Inc. 5.012%, 06/30/17•	497	496,744

		1,123,588

Coal — 0.2%
Murray Energy Corp. 7.500%, 04/16/20	400	369,936

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Distribution & Wholesale — 0.1%
Husky Injection Molding System 4.250%, 06/30/21	$148	$146,648

Diversified Financial Services — 0.5%
Onex Wizard Acquisition 4.250%, 03/11/22	399	398,302
Terra-Gen Finance Co., LLC 5.250%, 12/09/21	295	294,690
Vantiv LLC 3.750%, 06/13/21•	233	232,964

		925,956

Entertainment — 0.6%
Delta 2 (Lux) S.a.r.l. 4.750%, 07/30/21	600	596,034
7.750%, 07/29/22	200	199,500
Peninsula Gaming LLC 4.250%, 11/20/17•	328	328,076

		1,123,610

Healthcare Services — 0.1%
Surgery Center Holdings 5.250%, 11/03/20	199	198,751

Holding Companies — 0.1%
Faenza Acquisition 4.250%, 08/30/20	96	95,467

Insurance — 0.6%
Asurion LLC 5.000%, 05/24/19•	566	567,274
8.500%, 03/03/21	550	558,080

		1,125,354

Machinery — Diversified — 0.1%
Gardner Denver, Inc. 4.250%, 07/30/20•	172	167,472

Media — 0.2%
McGraw-Hill Global Education Holdings LLC 4.750%, 03/22/19•	167	167,595
Univision Communications, Inc. 4.000%, 03/01/20•	370	366,889

		534,484

Oil & Gas — 0.5%
Azure Midstream Energy LLC 7.500%, 11/15/18	181	179,981
C&J Energy Services Ltd. 6.500%, 03/24/20	449	420,821
Pacific Drilling 4.500%, 06/03/18	549	440,660

		1,041,462

Pipelines — 0.1%
Stonewall Gas Gathering LLC 8.750%, 01/28/22	249	251,245

	Par (000)	Value†

Retail — 0.9%
JC Penney Corp. 6.000%, 05/22/18•	$860	$858,922
PetSmart, Inc. 4.250%, 03/11/22•	375	373,969
PF Chang’s China Bistro, Inc. 4.250%, 06/22/19•	475	469,366

		1,702,257

Telecommunications — 0.1%
Level 3 Financing, Inc. 3.500%, 05/31/22	200	199,250

TOTAL LOAN AGREEMENTS‡ (Cost $9,117,782)		9,130,559

	Number of Shares	Value†
WARRANTS — 0.0%
Sentry Holdings Warrants* 01/02/24*~ (Cost $0)	0	18

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	237,306	237,306
T. Rowe Price Reserve Investment Fund	1,282,534	1,282,534

TOTAL SHORT-TERM INVESTMENTS (Cost $1,519,840)		1,519,840

TOTAL INVESTMENTS — 99.4% (Cost $191,962,096)		$189,732,407

Other Assets & Liabilities — 0.6%		1,180,923

TOTAL NET ASSETS — 100.0%		$190,913,330

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2015. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

High Yield Bond Fund

144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2015 is 954,764.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $828,309.

CONV — Convertible Security.

LLC — Limited Liability Company.

LLLP — Limited Liability Limited Partnership

LP — Limited Partnership.

OJSC — Open Joint Stock Company

PIK — Payment in Kind Security.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	74%
Luxembourg	7
Canada	6
Netherlands	3
United Kingdom	3
France	2
Bermuda	1
Other	4

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,453,887	$1,419,863	$260	$33,764
REAL ESTATE INVEST MENT TRUSTS	253,260	253,260	—	—
PREFERRED STOCKS
Banks	505,234	505,234	—	—
Diversified Financial Services	76,192	—	76,192	—
Oil & Gas	131,288	131,288	—	—
Packaging and Containers	—	—	—	—
Pharma ceuticals	351,349	351,349	—	—
Telecommuni cations	351,593	351,593	—	—
ASSET BACKED SECURITIES	338,813	—	338,813	—
CORPORATE BONDS	175,620,374	—	175,620,374	—
LOAN AGREE MENTS	9,130,559	—	9,130,559	—
WARRANTS	18	—	18	—
SHORT-TERM INVEST MENTS	1,519,840	1,519,840	—	—

TOTAL INVEST MENTS	$189,732,407	$4,532,427	$185,166,216	$33,764

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2014	$27,838
Change in Appreciation/(Depreciation)	5,926

Balance as of 6/30/2015	$33,764

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.2%
Banks — 0.2%
KFW 0.500%, 04/19/16 (Cost $6,652,527)	$6,658	$6,662,593

ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	613	709,822
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 04/11/24	1,992	2,032,302
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 04/11/20	371	391,133
DB Master Finance LLC 2015-1 3.262%, 02/20/45 144A @	1,461	1,466,873
Ford Credit Auto Owner Trust 2012-C 0.580%, 12/15/16	233	232,670
Honda Auto Receivables 2012-3 Owner Trust 0.560%, 05/15/16	111	110,924
Wendys Funding LLC 2015-1 3.371%, 06/15/45 144A @	2,320	2,316,513

TOTAL ASSET BACKED SECURITIES (Cost $7,117,587)		7,260,237

	Number of Shares	Value†
COMMON STOCKS — 59.7%
Aerospace & Defense — 0.7%
The Boeing Co.	169,300	23,485,296

Agriculture — 1.0%
Altria Group, Inc.	286,900	14,032,279
Philip Morris International, Inc.	232,300	18,623,491

		32,655,770

Auto Parts & Equipment — 1.3%
Johnson Controls, Inc.	826,400	40,931,592

Banks — 2.9%
The Bank of New York Mellon Corp.	2,218,300	93,102,051

Beverages — 1.0%
PepsiCo, Inc.	299,400	27,945,996
SABMiller PLC	92,008	4,776,482

		32,722,478

Chemicals — 0.8%
Cytec Industries, Inc.	403,700	24,435,961

Commercial Services — 1.4%
Tyco International PLC	1,153,100	44,371,288

Computers — 0.5%
IHS, Inc., Class A*	112,400	14,458,012

	Number of Shares	Value†

Diversified Financial Services — 1.8%
Affiliated Managers Group, Inc.*	66,300	$14,493,180
Visa, Inc., Class A	658,500	44,218,275

		58,711,455

Diversified Operations — 0.6%
Pentair PLC	286,200	19,676,250

Electric — 3.8%
FirstEnergy Corp.	968,600	31,527,930
PG&E Corp.	1,425,200	69,977,320
Xcel Energy, Inc.	681,900	21,943,542

		123,448,792

Electrical Components & Equipment — 1.4%
AMETEK, Inc.	836,600	45,828,948

Electronics — 3.8%
Agilent Technologies, Inc.	56,400	2,175,912
PerkinElmer, Inc.	424,400	22,340,416
Sensata Technologies Holding N.V.*	182,800	9,640,872
Thermo Fisher Scientific, Inc.	675,000	87,588,000

		121,745,200

Food — 2.2%
General Mills, Inc.	455,500	25,380,460
Kraft Foods Group, Inc.	91,600	7,798,824
Mondelez International, Inc., Class A	894,600	36,803,844

		69,983,128

Healthcare Products — 2.2%
Becton Dickinson & Co.	474,634	67,231,906
Henry Schein, Inc.*	34,178	4,857,378

		72,089,284

Healthcare Services — 2.7%
Cigna Corp.	271,600	43,999,200
UnitedHealth Group, Inc.	342,700	41,809,400

		85,808,600

Insurance — 3.6%
Marsh & McLennan Cos., Inc.	2,069,900	117,363,330

Internet — 1.2%
eBay, Inc.*	155,900	9,391,416
Google, Inc., Class A*	12,300	6,642,492
Google, Inc., Class C	42,716	22,234,105

		38,268,013

Machinery — Diversified — 1.6%
IDEX Corp.	258,700	20,328,646
Roper Industries, Inc.	175,000	30,180,500

		50,509,146

Media — 1.1%
Comcast Corp., Class A	128,500	7,727,990
Liberty Global PLC, Class A*	134,000	7,245,380
Liberty Global PLC, Series C*	277,200	14,034,636
Time Warner Cable, Inc.	44,400	7,910,748

		36,918,754

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 5.0%
Danaher Corp.	1,869,578	$160,017,181

Oil & Gas — 1.8%
Canadian Natural Resources Ltd.	1,886,100	51,226,476
Occidental Petroleum Corp.	103,600	8,056,972

		59,283,448

Pharmaceuticals — 6.8%
Abbott Laboratories	781,700	38,365,836
Allergan PLC*	246,540	74,815,028
Eli Lilly & Co.	375,600	31,358,844
Pfizer, Inc.	1,311,243	43,965,978
Zoetis, Inc.	668,686	32,244,039

		220,749,725

Retail — 4.5%
AutoZone, Inc.*	128,499	85,695,983
CVS Health Corp.	283,600	29,743,968
Lowe’s Cos., Inc.	370,200	24,792,294
O’Reilly Automotive, Inc.*	17,700	3,999,846

		144,232,091

Semiconductors — 0.3%
Texas Instruments, Inc.	194,700	10,028,997

Software — 5.1%
Fidelity National Information Services, Inc.	302,500	18,694,500
Fiserv, Inc.*	1,119,300	92,711,619
Microsoft Corp.	964,800	42,595,920
SS&C Technologies Holdings, Inc.	173,000	10,812,500

		164,814,539

Telecommunications — 0.6%
Crown Castle International Corp.	93,500	7,508,050
SBA Communications Corp., Class A*	115,300	13,256,041

		20,764,091

TOTAL COMMON STOCKS (Cost $1,526,020,427)		1,926,403,420

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 2.8%
Diversified — 1.9%
American Tower Corp.	$477,397	44,536,366
American Tower Corp.	180,218	18,021,800

		62,558,166

Storage & Warehousing — 0.9%
Iron Mountain, Inc.	901,094	27,933,914

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $86,760,382)		90,492,080

	Number of Shares	Value†
PREFERRED STOCKS — 1.9%
Banks — 0.2%
State Street Corp.	86,000	$2,152,580
U.S. Bancorp, Series F	71,000	2,003,620
U.S. Bancorp, Series G	90,000	2,396,700

		6,552,900

Electric — 0.2%
SCE Trust I	83,775	2,017,302
SCE Trust II	14,730	336,286
SCE Trust III	161,355	4,295,270

		6,648,858

Pharmaceuticals — 1.3%
Allergan PLC Pref Shs Series A	40,098	41,805,373

Telecommunications — 0.2%
T-Mobile US, Inc.	100,463	6,781,252

TOTAL PREFERRED STOCKS (Cost $58,064,955)		61,788,383

	Par (000)	Value†
CORPORATE BONDS — 19.8%
Advertising — 0.1%
Lamar Media Corp. 5.875%, 02/01/22	$900	931,500
5.000%, 05/01/23	850	839,375

		1,770,875

Aerospace & Defense — 0.1%
Harris Corp. 1.999%, 04/27/18	1,080	1,076,854
Moog, Inc. 5.250%, 12/01/22 144A @	650	661,375

		1,738,229

Airlines — 0.2%
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	715	762,984
Delta Air Lines 2009-1, Class A Pass Through Trust 7.750%, 12/17/19	461	526,320
Delta Air Lines 2011-1, Class A Pass Through Trust 5.300%, 04/15/19	457	489,475
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	1,832	2,061,179
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17^	194	207,663
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	255	266,211

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21^	$489	$527,150
US Airways 2013-1 Class A, Pass Through Trust 3.950%, 11/15/25	5	4,709
US Airways 2013-1 Class B, Pass Through Trust 5.375%, 11/15/21	5	5,016

		4,850,707

Apparel — 0.2%
Hanesbrands, Inc. 6.375%, 12/15/20	2,975	3,108,875
Levi Strauss & Co. 6.875%, 05/01/22	2,175	2,321,813

		5,430,688

Auto Manufacturers — 1.1%
American Honda Finance Corp. 0.950%, 05/05/17	2,200	2,198,214
Ford Motor Credit Co. LLC 0.912%, 03/27/17•	10,445	10,414,229
1.461%, 03/27/17	10,560	10,512,786
2.145%, 01/09/18	2,960	2,972,186
Toyota Motor Credit Corp. 0.638%, 03/12/20•	8,375	8,378,660

		34,476,075

Banks — 0.5%
Bank of New York Mellon Corp. 4.950%, 12/31/49•	3,575	3,548,187
JPMorgan Chase & Co. 5.300%, 12/29/49•	8,230	8,169,098
Regions Bank 7.500%, 05/15/18	75	86,087
State Street Corp. 5.250%, 12/29/49•	4,360	4,365,450
Synovus Financial Corp. 5.125%, 06/15/17	105	107,363

		16,276,185

Beverages — 0.0%
PepsiCo, Inc. 1.250%, 04/30/18	1,035	1,030,696

Chemicals — 0.1%
Cytec Industries, Inc. 3.950%, 05/01/25	3,680	3,620,539

Coal — 0.1%
CONSOL Energy, Inc. 5.875%, 04/15/22	3,075	2,613,750

Diversified Financial Services — 1.3%
Caterpillar Financial Services Corp. 0.700%, 11/06/15	1,585	1,586,864
1.250%, 11/06/17	2,345	2,345,811
2.250%, 12/01/19	1,155	1,165,076

	Par (000)	Value†

Diversified Financial Services — (continued)
Ford Motor Credit Co. LLC 2.500%, 01/15/16	$2,190	$2,207,695
1.529%, 05/09/16•	3,755	3,776,268
4.250%, 02/03/17	1,340	1,392,767
6.625%, 08/15/17	1,675	1,837,614
0.799%, 09/08/17•	4,325	4,299,846
0.849%, 12/06/17•	6,325	6,279,770
1.724%, 12/06/17	2,150	2,138,837
5.000%, 05/15/18	1,800	1,935,158
2.375%, 03/12/19	4,275	4,261,217
2.597%, 11/04/19	4,350	4,318,254
International Lease Finance Corp. 2.236%, 06/15/16•	2,905	2,901,369
John Deere Capital Corp. 0.700%, 09/04/15	1,800	1,800,065
National Rural Utilities Cooperative Finance Corp. 0.950%, 04/24/17	1,050	1,048,228

		43,294,839

Electric — 0.2%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,538,836
3.500%, 02/01/25	2,655	2,643,913
CMS Energy Corp. 6.550%, 07/17/17	895	986,813
8.750%, 06/15/19	415	511,458
Otter Tail Corp. 9.000%, 12/15/16^	890	983,450

		7,664,470

Electronics — 0.0%
Amphenol Corp. 1.550%, 09/15/17	920	920,988

Entertainment — 0.0%
Cedar Fair LP 5.250%, 03/15/21	1,425	1,464,188

Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	1,525	1,502,125

Gas — 0.1%
Southern California Gas Co. 3.200%, 06/15/25	3,225	3,232,672

Healthcare Products — 0.3%
Becton Dickinson and Co. 1.800%, 12/15/17	2,590	2,590,316
2.675%, 12/15/19	2,175	2,176,644
Medtronic, Inc. 1.500%, 03/15/18 144A @	1,905	1,900,691
2.500%, 03/15/20 144A @	2,845	2,849,751

		9,517,402

Healthcare Services — 1.4%
Community Health Systems, Inc. 5.125%, 08/15/18	2,125	2,178,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	$12,640	$13,398,400
5.125%, 07/15/24	15,035	14,781,284
5.000%, 05/01/25	3,900	3,753,750
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	3,575	3,869,937
5.875%, 01/31/22144A @	1,900	2,014,000
HCA, Inc. 8.000%, 10/01/18	925	1,073,000
Roche Holdings, Inc. 3.350%, 09/30/24 144A @	3,055	3,084,206
UnitedHealth Group, Inc. 1.400%, 12/15/17	1,545	1,542,238
Wellcare Health Plans, Inc. 5.750%, 11/15/20	475	494,000

		46,188,940

Insurance — 0.0%
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,200,132

Internet — 0.3%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,181,027
3.800%, 12/05/24	2,065	2,072,725
Priceline Group, Inc./The 0.350%, 06/15/20	2,323	2,575,626

		8,829,378

Lodging — 0.2%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21	6,450	6,699,615

Machinery — Diversified — 0.5%
Case New Holland, Inc. 7.875%, 12/01/17	341	373,395
CNH Industrial Capital LLC 3.875%, 11/01/15	1,500	1,503,750
6.250%, 11/01/16	4,950	5,135,625
3.250%, 02/01/17	2,150	2,141,938
3.625%, 04/15/18	5,700	5,700,000
Xylem, Inc. 3.550%, 09/20/16	1,300	1,333,593
4.875%, 10/01/21	415	449,574

		16,637,875

Media — 1.6%
Cablevision Systems Corp. 7.750%, 04/15/18	1,950	2,106,000
CCO Holdings LLC 7.375%, 06/01/20	3,950	4,172,188
Cequel Communications Holdings I LLC 6.375%, 09/15/20 144A @	3,550	3,526,038
DISH DBS Corp. 7.125%, 02/01/16	8,225	8,440,906
4.625%, 07/15/17	600	618,000

	Par (000)	Value†

Media — (continued)
Unitymedia GmbH 6.125%, 01/15/25 144A @	$3,300	$3,448,500
Unitymedia Hessen GmbH & Co. KG 5.500%, 01/15/23 144A @	4,100	4,179,438
Univision Communications, Inc. 8.500%, 05/15/21144A @	4,875	5,130,937
6.750%, 09/15/22144A @	15,169	16,041,217
5.125%, 05/15/23144A @	2,700	2,619,000

		50,282,224

Oil & Gas — 4.3%
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	993,239
Chesapeake Energy Corp. 3.250%, 03/15/16	2,125	2,117,031
3.525%, 04/15/19•	2,225	2,035,875
Chevron Corp. 0.454%, 03/02/18•	525	523,177
1.365%, 03/02/18	4,400	4,398,156
Concho Resources, Inc. 7.000%, 01/15/21	11,440	11,969,100
6.500%, 01/15/22	5,400	5,629,500
5.500%, 10/01/22	2,425	2,412,875
5.500%, 04/01/23	6,450	6,450,000
Diamondback Energy, Inc. 7.625%, 10/01/21	2,150	2,300,500
EQT Corp. 6.500%, 04/01/18	1,620	1,775,570
8.125%, 06/01/19	1,754	2,053,113
4.875%, 11/15/21	8,005	8,435,189
Exxon Mobil Corp. 0.333%, 03/01/18•	13,480	13,458,055
Range Resources Corp. 6.750%, 08/01/20	8,725	9,008,563
5.750%, 06/01/21	12,150	12,484,125
5.000%, 08/15/22	16,975	16,635,500
5.000%, 03/15/23	21,375	20,947,500
Shell International Finance BV 0.729%, 05/11/20•	6,720	6,691,144
SM Energy Co. 6.500%, 11/15/21	3,425	3,570,563
6.500%, 01/01/23	1,200	1,230,000
WPX Energy, Inc. 5.250%, 01/15/17	2,300	2,351,750

		137,470,525

Packaging and Containers — 0.1%
Rexam PLC 6.750%, 06/29/67•	1,700	1,918,939

Pharmaceuticals — 0.4%
Eli Lilly & Co. 1.250%, 03/01/18	2,200	2,193,939
Johnson & Johnson 1.125%, 11/21/17	1,360	1,360,005
3.375%, 12/05/23	1,080	1,120,784

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
Merck & Co., Inc. 0.404%, 02/10/17•	$2,610	$2,611,357
0.654%, 02/10/20•	3,480	3,461,782
Novartis Capital Corp. 3.400%, 05/06/24	875	887,912
Omnicare, Inc. 5.000%, 12/01/24	1,125	1,209,375

		12,845,154

Pipelines — 1.7%
Energy Transfer Partners LP 4.150%, 10/01/20	1,925	1,978,438
4.900%, 02/01/24	2,465	2,506,903
MarkWest Energy Partners LP 5.500%, 02/15/23	11,910	12,222,637
4.500%, 07/15/23	16,225	15,900,500
4.875%, 12/01/24	3,175	3,103,562
ONEOK Partners LP 2.000%, 10/01/17	830	831,745
Targa Resources Partners LP 5.000%, 01/15/18 144A @	6,400	6,544,000
4.125%, 11/15/19 144A @	1,325	1,311,750
6.875%, 02/01/21	5,100	5,291,250
5.250%, 05/01/23	2,775	2,747,250
4.250%, 11/15/23	3,325	3,075,625

		55,513,660

Real Estate — 0.0%
CBRE Services, Inc. 5.000%, 03/15/23	900	909,000

Real Estate Investment Trusts — 0.4%
American Tower Corp. 3.500%, 01/31/23	925	888,519
5.000%, 02/15/24	1,535	1,622,712
Crown Castle International Corp. 4.875%, 04/15/22	4,875	4,923,750
5.250%, 01/15/23	3,865	3,893,021
Iron Mountain, Inc. 7.750%, 10/01/19	1,175	1,227,875

		12,555,877

Retail — 1.5%
AmeriGas Finance LLC 6.250%, 08/20/19	600	612,000
6.750%, 05/20/20	675	710,438
7.000%, 05/20/22	1,525	1,616,500
AutoZone, Inc. 2.500%, 04/15/21	1,315	1,288,442
Group 1 Automotive, Inc. 5.000%, 06/01/22	675	671,625
L Brands, Inc. 6.900%, 07/15/17	1,400	1,526,000
8.500%, 06/15/19	900	1,061,433
7.000%, 05/01/20	900	1,019,250
6.625%, 04/01/21	1,925	2,116,306
5.625%, 02/15/22	1,625	1,710,313
5.625%, 10/15/23	5,325	5,591,250

	Par (000)	Value†

Retail — (continued)
Penske Automotive Group, Inc. 5.375%, 12/01/24	$1,325	$1,341,563
Rite Aid Corp. 9.250%, 03/15/20	5,690	6,166,537
8.000%, 08/15/20	21,525	22,439,812
Suburban Propane Partners LP 7.375%, 08/01/21	750	800,625

		48,672,094

Semiconductors — 0.6%
NXP BV 3.750%, 06/01/18 144A @	7,475	7,531,063
5.750%, 02/15/21 144A @	5,075	5,278,000
5.750%, 03/15/23 144A @	7,300	7,592,000

		20,401,063

Software — 0.1%
Fiserv, Inc. 2.700%, 06/01/20	2,925	2,919,387
IMS Health, Inc. 6.000%, 11/01/20 144A @	875	901,250

		3,820,637

Telecommunications — 2.3%
MetroPCS Wireless, Inc. 6.625%, 11/15/20	5,475	5,694,000
SBA Communications Corp. 5.625%, 10/01/19	2,100	2,184,000
SBA Telecommunications, Inc. 5.750%, 07/15/20	4,400	4,565,000
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	3,240	3,658,802
T-Mobile USA, Inc. 6.542%, 04/28/20	11,675	12,223,608
Telesat Canada 6.000%, 05/15/17 144A @	2,595	2,637,169
UPC Holding BV 6.375%, 09/15/22 144A @	2,275	2,720,169
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	13,662	14,754,960
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	20,028	21,329,501
Virgin Media Secured Finance PLC 5.375%, 04/15/21 144A @	2,745	2,827,350
6.000%, 04/15/21 144A @	1,215	1,985,419
5.250%, 01/15/26 144A @	1,025	990,406

		75,570,384

TOTAL CORPORATE BONDS (Cost $639,832,716)		638,919,925

LOAN AGREEMENTS — 4.9%‡
Apparel — 0.0%
Hanesbrands, Inc. 3.250%, 09/30/15•	648	651,617

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Beverages — 0.4%
De Master Blenders 4.250%, 07/23/21	$2,250	$2,512,079
4.250%, 07/23/21	9,200	9,154,000

		11,666,079

Commercial Services — 0.3%
Kronos, Inc. 4.500%, 10/30/19•	4,454	4,449,282
9.750%, 04/30/20•	3,772	3,885,203

		8,334,485

Diversified Financial Services — 0.1%
Hilton Worldwide Finance LLC 3.500%, 10/25/20•	4,306	4,306,610

Electric — 0.0%
Texas Competitive Electric Holdings Co. LLC 07/09/15 - 07/14/15 3.750%, 01/01/00•	1,016	1,017,619

Entertainment — 0.1%
Kasima LLC 7/31/15 - 9/30/15 3.250%, 01/01/00•	627	624,488
Peninsula Gaming LLC 4.250%, 07/03/15•	3,113	3,116,724

		3,741,212

Food — 0.8%
H.J. Heinz Co. 3.250%, 09/30/15•	19,226	19,216,737
Pinnacle Foods Finance LLC 3.000%, 07/29/15•	4,246	4,224,217
3.000%, 09/30/15•	3,783	3,762,653

		27,203,607

Healthcare Services — 0.8%
Davita Healthcare Partners, Inc. 3.500%, 07/31/15•	7,484	7,477,932
HCA, Inc. 2.937%, 07/31/15•	18,541	18,525,263

		26,003,195

Holding Companies — 1.2%
Intelsat Jackson Holdings 3.750%, 09/16/15	37,396	37,076,981

Media — 0.3%
Cequel Communications LLC 3.500%, 07/14/15•	4,268	4,247,948
Charter Communications Operating LLC 3.000%, 09/30/15•	2,083	2,057,343
3.000%, 09/30/15•	1,453	1,434,228
Univision Communications, Inc. 4.000%, 07/31/15•	249	246,469

		7,985,988

Telecommunications — 0.9%
First Data Corp. 3.687%, 07/24/15•	1,000	995,890
3.687%, 07/24/15•	250	249,108

	Par (000)	Value†

Telecommunications — (continued)
Telesat Canada 0.000%, 09/30/15•^	$681	$543,574
3.500%, 09/30/15•	5,405	5,382,325
0.000%, 03/28/19•,^	3,675	2,925,818
UPC Financing Partnership 3.250%, 07/01/15•	19,925	19,615,365

		29,712,080

TOTAL LOAN AGREEMENTS (Cost $159,290,404)		157,699,473

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 10.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	10,377,449	$10,377,449
T. Rowe Price Reserve Investment Fund	340,786,641	340,786,641

TOTAL SHORT-TERM INVESTMENTS (Cost $351,164,090)		351,164,090

TOTAL INVESTMENTS — 100.4% (Cost $2,834,903,088)		$3,240,390,201

Other Assets & Liabilities — (0.4)%		(12,459,949)

TOTAL NET ASSETS — 100.0%		$3,227,930,252

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Altria Group, Inc., $55.00, 01/15/16	(2,200)	(134,200)
American Tower, $110.00, 01/15/16	(557)	(22,280)
Ameriican Tower, $105.00, 01/15/16	(464)	(51,040)
Boeing, $140.00, 01/5/16	(62)	(43,462)
Comcast Corp., $65.00, 01/15/16	(760)	(111,720)
Comcast Corp., $70.00, 01/15/16	(522)	(28,188)
Crown Castle International, $90.00, 01/15/16	(368)	(29,440)
CVS , $110.00, 01/15/16	(786)	(239,730)
CVS, $90.00, 01/15/16	(546)	(868,140)
CVS, $95.00, 01/15/16	(545)	(632,200)
Google, $590.00, 01/15/16	(157)	(170,031)
Google, $590.00, 01/15/16	(113)	(174,020)
Google, $700.00, 01/15/16	(255)	(23,460)
Liberty Global , $60.00, 01/15/16	(800)	(196,000)
Lowe’s, $60.00, 01/15/16	(1,364)	(1,186,680)
Lowe’s, $75.00, 01/5/16	(480)	(61,440)
Modelez International, Inc, $45.00, 01/1516	(781)	(71,852)
Pepsico, $100.00, 01/15/16	(794)	(119,100)
Pepsico, $105.00, 01/15/16	(469)	(33,299)
Pepsico, $110.00, 01/15/16	(774)	(26,316)
Pfiizer, $30.00, 01/15/16	(3,011)	(1,129,125)
PNR, $70.00, 11/20/15	(87)	(28,710)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS (continued)
Call Options (continued)
TD Ameritrade, $115.00, 01/15/16	(291)	$(8,730)
Thermo Fisher Scientifiic, $150.00, 01/15/16	(578)	(86,700)
Time Warner Cable, $180.00, 01/15/16	(86)	(67,940)
United Healthcare, $100.00, 01/15/16	(431)	(999,920)
United Healthcare, $105.00, 01/15/16	(430)	(858,710)
United Healthcare, $120.00, 01/15/16	(233)	(227,175)
United Healthcare, $90.00, 01/15/16	(569)	(1,860,630)
United Healthcare, $95.00, 01/15/16	(569)	(1,559,060)
Visa, $70.00, 01/15/16	(708)	(198,240)
Visa, $75.00, 01/15/16	(1,172)	(150,016)
Visa, $75.00, 01/15/16	(704)	(90,112)

TOTAL WRITTEN OPTIONS (Premiums $(6,032,535))		(11,487,666)

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2015 is $4,644,081.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2015. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	93%
Canada	2
Netherlands	2
Cayman Islands	1
Ireland	1
Switzerland	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,926,403,420	$1,926,403,420	$—	$—
REAL ESTATE INVESTMENT TRUSTS	90,492,080	90,492,080	—	—
PREFERRED STOCKS	61,788,383	61,788,383	—	—
AGENCY OBLIGATION	6,662,593	—	6,662,593	—
ASSET BACKED SECURITIES	7,260,237	—	7,260,237	—
CORPORATE BONDS	638,919,925	—	638,919,925	—
LOAN AGREEMENTS	157,699,473	—	157,699,473	—
SHORT-TERM INVESTMENTS	351,164,090	351,164,090	—	—

TOTAL INVESTMENTS	$3,240,390,201	$2,429,847,973	$810,542,228	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(11,487,666)	$(632,403)	$(10,855,263)	$—

TOTAL LIABILITIES	$(11,487,666)	$(632,403)	$(10,855,263)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.7%
Penn Series Index 500 Fund* (Cost $20,578,641)	2,955,809	$47,736,317

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $26,263,325)	2,366,112	31,824,212

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $280,801)	280,801	280,801

TOTAL INVESTMENTS — 99.9% (Cost $47,122,767)		$79,841,330

Other Assets & Liabilities — 0.1%		106,288

TOTAL NET ASSETS — 100.0%		$79,947,618

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$47,736,317	$47,736,317	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,824,212	31,824,212	—	—
SHORT-TERM INVESTMENTS	280,801	280,801	—	—

TOTAL INVESTMENTS	$79,841,330	$79,841,330	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.4%
Aerospace & Defense — 1.6%
The Boeing Co.	34,500	$4,785,840

Airlines — 1.7%
American Airlines Group, Inc.	96,200	3,841,747
United Continental Holdings, Inc.*	25,800	1,367,658

		5,209,405

Apparel — 1.9%
Hanesbrands, Inc.	90,700	3,022,124
NIKE, Inc., Class B	18,200	1,965,964
Under Armour, Inc., Class A*	10,000	834,400

		5,822,488

Auto Manufacturers — 1.4%
Tesla Motors, Inc.*	15,400	4,131,204

Auto Parts & Equipment — 0.9%
BorgWarner, Inc.	20,600	1,170,904
Delphi Automotive PLC	18,600	1,582,674

		2,753,578

Banks — 1.9%
Morgan Stanley	96,700	3,750,993
State Street Corp.	26,500	2,040,500

		5,791,493

Biotechnology — 10.2%
Alexion Pharmaceuticals, Inc.	32,100	5,802,717
Alnylam Pharmaceuticals, Inc.*	1,700	203,779
Biogen, Inc.*	14,200	5,735,948
Celgene Corp.*	41,000	4,745,135
Gilead Sciences, Inc.	59,400	6,954,552
Incyte Corp.*	23,600	2,459,356
Regeneron Pharmaceuticals, Inc.*	5,100	2,601,663
Vertex Pharmaceuticals, Inc.*	16,600	2,049,768

		30,552,918

Building Materials — 0.3%
Martin Marietta Materials, Inc.	6,700	948,117

Chemicals — 1.3%
Ashland, Inc.	11,100	1,353,090
The Sherwin-Williams Co.	9,100	2,502,682

		3,855,772

Commercial Services — 2.9%
MasterCard, Inc., Class A	75,100	7,020,348
Mobileye NV	30,100	1,600,417

		8,620,765

Computers — 3.0%
Apple, Inc.	66,800	8,378,390
IHS, Inc., Class A*	3,900	501,657

		8,880,047

Cosmetics & Personal Care — 0.4%
The Estee Lauder Cos., Inc., Class A	14,300	1,239,238

	Number of Shares	Value†

Diversified Financial Services — 4.6%
BlackRock, Inc.	3,800	$1,314,724
IntercontinentalExchange Group, Inc.	9,700	2,169,017
TD Ameritrade Holding Corp.	43,800	1,612,716
Visa, Inc., Class A	130,800	8,783,220

		13,879,677

Healthcare Products — 1.3%
Intuitive Surgical, Inc.*	7,700	3,730,650

Healthcare Services — 3.8%
Anthem, Inc.	19,000	3,118,660
Cigna Corp.	13,900	2,251,800
Humana, Inc.	14,200	2,716,176
UnitedHealth Group, Inc.	27,100	3,306,200

		11,392,836

Internet — 22.4%
58.Com, Inc.	6,800	435,608
Alibaba Group Holding Ltd. ADR*	54,937	4,519,667
Amazon.com, Inc.*	32,300	14,021,107
Baidu, Inc. ADR*	19,900	3,961,692
Facebook, Inc., Class A*	87,300	7,487,285
Google, Inc., Class A*	14,100	7,614,564
Google, Inc., Class C*	15,040	7,828,470
JD.Com, Inc. ADR*	38,800	1,323,080
LinkedIn Corp., Class A*	12,900	2,665,527
Netflix, Inc.*	3,200	2,102,208
Pandora Media, Inc.*	25,300	393,162
Tencent Holdings Ltd.	134,800	2,690,244
The Priceline Group, Inc.*	8,150	9,383,665
Vipshop Holdings Ltd. ADR*	117,900	2,623,275

		67,049,554

Lodging — 1.4%
Las Vegas Sands Corp.	28,800	1,514,016
MGM Resorts International*	131,890	2,406,993
Wynn Resorts Ltd.	3,600	355,212

		4,276,221

Machinery — Diversified — 2.4%
Flowserve Corp.	28,300	1,490,278
Roper Industries, Inc.	19,000	3,276,740
Wabtec Corp.	26,800	2,525,632

		7,292,650

Media — 1.6%
The Walt Disney Co.	40,800	4,656,912

Metal Fabricate/Hardware — 0.9%
Precision Castparts Corp.	13,100	2,618,297

Miscellaneous Manufacturing — 2.6%
Danaher Corp.	91,000	7,788,690

Oil & Gas — 1.3%
Concho Resources, Inc.*	5,200	592,072
Continental Resources, Inc.*	13,200	559,548
EQT Corp.	15,600	1,268,904

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Pioneer Natural Resources Co.	6,000	$832,140
Range Resources Corp.	15,297	755,366

		4,008,030

Pharmaceuticals — 8.9%
AbbVie, Inc.	10,448	702,001
Allergan PLC*	24,613	7,469,061
BioMarin Pharmaceutical, Inc.*	14,900	2,038,022
Bristol-Myers Squibb Co.	32,000	2,129,280
McKesson Corp.	29,100	6,541,971
Valeant Pharmaceuticals International, Inc.*	34,800	7,730,820

		26,611,155

Retail — 9.3%
AutoZone, Inc.*	5,000	3,334,500
CarMax, Inc.*	35,800	2,370,318
Chipotle Mexican Grill, Inc.*	2,500	1,512,475
Costco Wholesale Corp.	8,200	1,107,492
CVS Health Corp.	30,100	3,156,888
Lowe’s Cos., Inc.	52,300	3,502,531
Ross Stores, Inc.	31,600	1,536,076
Starbucks Corp.	64,200	3,442,083
The Home Depot, Inc.	17,300	1,922,549
Tractor Supply Co.	34,900	3,138,906
Walgreens Boots Alliance, Inc.	32,100	2,710,524

		27,734,342

Semiconductors — 0.3%
ASML Holding N.V.	8,300	864,279

Software — 6.4%
Akamai Technologies, Inc.*	14,400	1,005,408
Fiserv, Inc.*	20,400	1,689,732
Microsoft Corp.	142,500	6,291,375
NetSuite, Inc.*	14,500	1,330,375
Red Hat, Inc.*	21,400	1,624,902
Salesforce.com, Inc.*	61,700	4,296,171
ServiceNow, Inc.*	23,300	1,731,423
Workday, Inc., Class A*	14,800	1,130,572

		19,099,958

Telecommunications — 1.1%
Crown Castle International Corp.	32,200	2,585,660
Palo Alto Networks, Inc.*	4,300	751,210

		3,336,870

Transportation — 1.6%
Canadian Pacific Railway Ltd.	9,600	1,538,208
FedEx Corp.	14,500	2,470,800
J.B. Hunt Transport Services, Inc.	9,500	779,855

		4,788,863

TOTAL COMMON STOCKS (Cost $197,202,326)		291,719,849

	Number of Shares	Value†
PREFERRED STOCKS — 0.9%
Internet — 0.5%
Dropbox. Inc.^,~	24,940	$476,384
Flipkart Ltd. Ordinary Shares^,~	566	80,508
Flipkart Ltd. Series A^,~	196	27,879
Flipkart Ltd. Series C^,~	341	48,504
Flipkart Ltd. Series E^,~	636	90,465
Flipkart Ltd. Series G^,~	2,888	410,789
Flipkart Ltd. Series H~	2,579	366,837
Livingsocial, Series F, CONV^,~	15,066	2,758

		1,504,124

Lodging — 0.3%
Airbnb, Inc. Series D^~	9,999	930,851

Real Estate — 0.1%
WeWork Companies, Inc. Class A^,~	923	30,357
WeWork Companies, Inc. Series^,~	8,297	272,884

		303,241

TOTAL PREFERRED STOCKS (Cost $2,213,522)		2,738,216

REAL ESTATE INVESTMENT TRUSTS — 1.6%
Diversified — 1.6%
American Tower Corp. (Cost $2,829,638)	50,300	4,692,487

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	772,927	772,927
T. Rowe Price Reserve Investment Fund	1,592,907	1,592,907

TOTAL SHORT-TERM INVESTMENTS (Cost $2,365,834)		2,365,834

TOTAL INVESTMENTS — 100.7% (Cost $204,611,320)		$301,516,386

Other Assets & Liabilities — (0.7)%		(2,100,838)

TOTAL NET ASSETS — 100.0%		$299,415,548

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $2,738,216.
^	Illiquid security. The total market value of illiquid securities at June 30, 2015 is $2,738,216.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Growth Stock Fund

Country Weightings as of 06/30/2015††
United States	90%
China	5
Canada	3
Israel	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$291,719,849	$291,719,849	$—	$—
REAL ESTATE INVESTMENT TRUSTS
Diversified	4,692,487	4,692,487	—	—
PREFERRED STOCKS	2,738,216	—	—	2,738,216
SHORT-TERM INVESTMENTS	2,365,834	2,365,834	—	—

TOTAL INVESTMENTS	$301,516,386	$298,778,170	$—	$2,738,216

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2014	$1,233,258
Purchases	868,324
Change in Appreciation/(Depreciation)	636,634

Balance as of 6/30/2015	$2,738,216

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Advertising — 0.3%
Omnicom Group, Inc.	2,817	$195,753

Aerospace & Defense — 2.5%
United Technologies Corp.	13,041	1,446,638

Apparel — 5.4%
Burberry Group PLC	26,485	653,760
LVMH Moet Hennessy Louis Vuitton SE	5,808	1,017,556
NIKE, Inc., Class B	7,095	766,402
VF Corp.	9,446	658,764

		3,096,482

Auto Parts & Equipment — 0.9%
Johnson Controls, Inc.	10,395	514,864

Beverages — 2.2%
AMBEV S.A. ADR	62,578	381,726
PepsiCo, Inc.	3,073	286,834
Pernod Ricard S.A.	5,078	586,502

		1,255,062

Chemicals — 7.8%
Ecolab, Inc.	8,939	1,010,733
LyondellBasell Industries N.V., Class A	5,880	608,698
Monsanto Co.	10,128	1,079,543
PPG Industries, Inc.	2,992	343,242
Praxair, Inc.	6,936	829,199
The Sherwin-Williams Co.	2,265	622,920

		4,494,335

Commercial Services — 4.0%
Equifax, Inc.	8,447	820,119
MasterCard, Inc., Class A	8,506	795,141
Moody’s Corp.	6,489	700,553

		2,315,813

Computers — 10.2%
Accenture PLC, Class A	26,274	2,542,798
Apple, Inc.	11,516	1,444,394
Cognizant Technology Solutions Corp., Class A*	12,956	791,482
EMC Corp.	40,612	1,071,751

		5,850,425

Cosmetics & Personal Care — 4.1%
Colgate-Palmolive Co.	28,788	1,883,023
L’Oreal S.A.	2,690	479,833

		2,362,856

Distribution & Wholesale — 2.2%
W.W. Grainger, Inc.	5,291	1,252,115

Diversified Financial Services — 7.1%
CME Group, Inc.	4,815	448,084
Franklin Resources, Inc.	20,980	1,028,649
The Charles Schwab Corp.	9,282	303,057
Visa, Inc., Class A	34,665	2,327,755

		4,107,545

	Number of Shares	Value†

Electronics — 6.9%
Amphenol Corp., Class A	8,330	$482,890
Mettler-Toledo International, Inc.*	2,733	933,210
Sensata Technologies Holding N.V.*	5,720	301,673
Thermo Fisher Scientific, Inc.	10,826	1,404,782
Waters Corp.*	6,748	866,308

		3,988,863

Food — 1.6%
Danone S.A.	14,472	935,619

Healthcare Products — 2.1%
DENTSPLY International, Inc.	17,639	909,291
St. Jude Medical, Inc.	4,532	331,153

		1,240,444

Household Products & Wares — 0.7%
Church & Dwight Co., Inc.	4,767	386,747

Internet — 4.2%
Google, Inc., Class A*	4,506	2,433,420

Media — 6.1%
Discovery Communications, Inc., Class A*	14,887	495,142
The Walt Disney Co.	5,980	682,557
Time Warner, Inc.	12,352	1,079,688
Twenty-First Century Fox, Inc., Class A	38,527	1,253,861

		3,511,248

Metal Fabricate/Hardware — 0.8%
Precision Castparts Corp.	2,177	435,117

Miscellaneous Manufacturing — 4.7%
Colfax Corp.*	17,207	794,103
Danaher Corp.	22,059	1,888,030

		2,682,133

Oil & Gas Services — 1.4%
Schlumberger Ltd.	9,562	824,149

Pharmaceuticals — 7.9%
Abbott Laboratories	18,688	917,207
Eli Lilly & Co.	4,049	338,051
Express Scripts Holding Co.*	10,025	891,623
Mead Johnson Nutrition Co.	12,757	1,150,936
Roche Holding AG	2,834	794,169
Zoetis, Inc.	9,398	453,172

		4,545,158

Retail — 5.9%
AutoZone, Inc.*	1,402	934,994
CVS Health Corp.	14,489	1,519,606
The TJX Cos., Inc.	14,548	962,641

		3,417,241

Semiconductors — 4.6%
Microchip Technology, Inc.	19,422	921,088
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	31,263	709,983
Texas Instruments, Inc.	19,375	998,006

		2,629,077

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 5.1%
Fidelity National Information Services, Inc.	18,089	$1,117,900
Fiserv, Inc.*	3,605	298,602
Oracle Corp.	37,139	1,496,702

		2,913,204

Transportation — 0.5%
Expeditors International of Washington, Inc.	6,604	304,478

TOTAL COMMON STOCKS (Cost $48,198,283)		57,138,786

SHORT-TERM INVESTMENTS — 0.3%
Money Market — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $167,133)	167,133	167,133

TOTAL INVESTMENTS — 99.5% (Cost $48,365,416)		$57,305,919

Other Assets & Liabilities — 0.5%		305,510

TOTAL NET ASSETS — 100.0%		$57,611,429

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	83%
France	7
Ireland	4
Netherlands	2
Switzerland	1
Taiwan	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$57,138,786	$57,138,786	$—	$—
SHORT-TERM INVESTMENTS	167,133	167,133	—	—

TOTAL INVESTMENTS	$57,305,919	$57,305,919	$—	$—

Fair Value of Level 2 investments at 12/31/14 was $3,971,674 which was a result of valuing investments using third-party vendor modeling tools. An amount of $3,840,635 was transferred from Level 2 into Level 1 at 6/30/2015 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Airlines — 0.5%
Delta Air Lines, Inc.	15,630	$642,080

Apparel — 3.4%
NIKE, Inc., Class B	20,830	2,250,057
Under Armour, Inc., Class A*	24,260	2,024,254

		4,274,311

Auto Parts & Equipment — 1.2%
Delphi Automotive PLC	17,250	1,467,803

Beverages — 1.8%
Constellation Brands, Inc., Class A	18,920	2,195,098

Biotechnology — 8.7%
Biogen, Inc.*	6,560	2,649,847
Celgene Corp.*	18,400	2,129,524
Gilead Sciences, Inc.	9,377	1,097,859
Medivation, Inc.*	8,250	942,150
Regeneron Pharmaceuticals, Inc.*	4,880	2,489,434
Vertex Pharmaceuticals, Inc.*	11,900	1,469,412

		10,778,226

Building Materials — 1.0%
Vulcan Materials Co.	14,180	1,190,127

Chemicals — 1.5%
Axalta Coating Systems Ltd.*	57,940	1,916,655

Commercial Services — 3.6%
Alliance Data Systems Corp.*	6,090	1,777,915
McGraw Hill Financial, Inc.	26,880	2,700,096

		4,478,011

Computers — 8.6%
Apple, Inc.	78,075	9,792,557
Cognizant Technology Solutions Corp., Class A*	15,150	925,513

		10,718,070

Diversified Financial Services — 7.2%
Affiliated Managers Group, Inc.*	6,187	1,352,478
IntercontinentalExchange Group, Inc.	4,690	1,048,731
Raymond James Financial, Inc.	30,820	1,836,256
The Charles Schwab Corp.	28,690	936,728
Visa, Inc., Class A	55,840	3,749,656

		8,923,849

Electronics — 0.5%
TE Connectivity Ltd.	9,520	612,136

Healthcare Products — 0.6%
Align Technology, Inc.*	12,609	790,710

Healthcare Services — 1.6%
UnitedHealth Group, Inc.	15,910	1,941,020

Home Furnishings — 1.1%
Harman International Industries, Inc.	11,380	1,353,537

Internet — 9.4%
Amazon.com, Inc.*	9,804	4,255,818

	Number of Shares	Value†

Internet — (continued)
Facebook, Inc., Class A*	41,430	$3,553,244
Google, Inc., Class A*	2,320	1,252,893
LinkedIn Corp., Class A*	4,690	969,095
Splunk, Inc.*	23,230	1,617,272

		11,648,322

Leisure Time — 1.7%
Jarden Corp.*	40,190	2,079,833

Lodging — 1.7%
Hilton Worldwide Holdings, Inc.*	75,150	2,070,383

Machinery — Diversified — 1.9%
Cognex Corp.	19,710	948,051
Wabtec Corp.	15,370	1,448,469

		2,396,520

Media — 5.6%
Liberty Global PLC, Series C*	46,939	2,376,522
The Walt Disney Co.	22,710	2,592,119
Time Warner, Inc.	22,460	1,963,229

		6,931,870

Miscellaneous Manufacturing — 3.1%
Carlisle Cos., Inc.	12,440	1,245,493
Ingersoll-Rand PLC	18,380	1,239,179
Platform Specialty Products Corp.*	51,160	1,308,673

		3,793,345

Oil & Gas — 0.8%
Cheniere Energy, Inc.*	14,200	983,492

Pharmaceuticals — 9.5%
Bristol-Myers Squibb Co.	41,300	2,748,102
Eli Lilly & Co.	13,240	1,105,408
Endo International PLC*	24,090	1,918,768
McKesson Corp.	11,430	2,569,578
Shire PLC ADR	5,140	1,241,259
Zoetis, Inc.	44,640	2,152,541

		11,735,656

Real Estate — 1.8%
CBRE Group, Inc., Class A*	35,070	1,297,590
The Howard Hughes Corp.*	6,860	984,684

		2,282,274

Retail — 7.0%
Lululemon Athletica, Inc.*	26,630	1,738,939
Signet Jewelers Ltd.	7,570	970,777
Starbucks Corp.	24,280	1,301,772
The Home Depot, Inc.	23,230	2,581,550
The TJX Cos., Inc.	21,820	1,443,829
Ulta Salon Cosmetics & Fragrance, Inc.*	4,120	636,334

		8,673,201

Semiconductors — 2.1%
Avago Technologies Ltd.	11,760	1,563,257
Lam Research Corp.	13,000	1,057,550

		2,620,807

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 7.2%
Adobe Systems, Inc.*	11,450	$927,565
Akamai Technologies, Inc.*	28,370	1,980,793
Salesforce.com, Inc.*	27,855	1,939,544
ServiceNow, Inc.*	17,940	1,333,121
Tableau Software, Inc., Class A*	7,360	848,608
Tencent Holdings Ltd.	61,060	1,224,253
Workday, Inc., Class A*	9,250	706,608

		8,960,492

Telecommunications — 4.6%
Level 3 Communications, Inc.*	38,900	2,048,863
Palo Alto Networks, Inc.*	12,213	2,133,611
SBA Communications Corp., Class A*	13,240	1,522,203

		5,704,677

Transportation — 1.5%
Old Dominion Freight Line, Inc.*	13,460	923,424
Union Pacific Corp.	10,460	997,570

		1,920,994

TOTAL COMMON STOCKS (Cost $95,602,698)		123,083,499

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,540,202)	4,540,202	4,540,202

TOTAL INVESTMENTS — 102.8% (Cost $100,142,900)		$127,623,701

Other Assets & Liabilities — (2.8)%		(3,517,564)

TOTAL NET ASSETS — 100.0%		$124,106,137

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	93%
United Kingdom	2
Bermuda	1
Canada	1
Ireland	1
Singapore	1
Switzerland	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$123,083,499	$123,083,499	$—	$—
SHORT-TERM INVESTMENTS	4,540,202	4,540,202	—	$—

TOTAL INVESTMENTS	$127,623,701	$127,623,701	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Advertising — 1.1%
Omnicom Group, Inc.	34,995	$2,431,803

Aerospace & Defense — 3.0%
Northrop Grumman Corp.	22,125	3,509,688
United Technologies Corp.	29,132	3,231,613

		6,741,301

Agriculture — 1.2%
Philip Morris International, Inc.	33,750	2,705,737

Apparel — 1.4%
Ralph Lauren Corp.	24,188	3,201,524

Auto Manufacturers — 1.2%
General Motors Co.	80,991	2,699,430

Banks — 13.8%
Bank of America Corp.	280,274	4,770,264
Citigroup, Inc.	83,293	4,601,105
Fifth Third Bancorp	191,292	3,982,699
JPMorgan Chase & Co.	99,022	6,709,731
State Street Corp.	37,619	2,896,663
The PNC Financial Services Group, Inc.	33,633	3,216,997
Wells Fargo & Co.	84,510	4,752,842

		30,930,301

Beverages — 1.4%
PepsiCo, Inc.	33,170	3,096,088

Building Materials — 1.4%
Vulcan Materials Co.	37,862	3,177,758

Chemicals — 1.2%
E.I. du Pont de Nemours & Co.	41,663	2,664,349

Computers — 2.5%
Apple, Inc.	21,015	2,635,806
EMC Corp.	113,068	2,983,865

		5,619,671

Diversified Financial Services — 6.5%
American Express Co.	30,239	2,350,175
Ameriprise Financial, Inc.	26,683	3,333,507
Discover Financial Services	63,890	3,681,342
FNF Group	75,068	2,776,765
Legg Mason, Inc.	44,009	2,267,784

		14,409,573

Diversified Operations — 2.7%
Eaton Corp. PLC	49,761	3,358,370
Pentair PLC	38,203	2,626,456

		5,984,826

Electric — 2.9%
Calpine Corp.*	102,178	1,838,182
NextEra Energy, Inc.	24,988	2,449,574
PG&E Corp.	45,187	2,218,682

		6,506,438

	Number of Shares	Value†

Electronics — 1.5%
Honeywell International, Inc.	32,013	$3,264,366

Food — 1.4%
Mondelez International, Inc., Class A	75,017	3,086,199

Healthcare Products — 1.6%
Medtronic PLC	47,957	3,553,614

Healthcare Services — 3.5%
HCA Holdings, Inc.*	31,642	2,870,562
UnitedHealth Group, Inc.	40,747	4,971,134

		7,841,696

Insurance — 5.8%
American International Group, Inc.	61,241	3,785,918
MetLife, Inc.	64,824	3,629,496
The Travelers Cos., Inc.	26,715	2,582,272
Unum Group	85,369	3,051,942

		13,049,628

Internet — 2.8%
Liberty Interactive Corp. QVC Group, Class A*	106,594	2,957,984
Symantec Corp.	145,925	3,392,756

		6,350,740

Leisure Time — 0.9%
Harley-Davidson, Inc.	34,223	1,928,466

Media — 3.7%
Comcast Corp., Class A	63,363	3,810,651
Liberty Global PLC, Class A*	38,358	2,074,017
Viacom, Inc., Class B	37,659	2,434,278

		8,318,946

Miscellaneous Manufacturing — 1.9%
Illinois Tool Works, Inc.	18,466	1,694,994
Ingersoll-Rand PLC	36,442	2,456,920

		4,151,914

Oil & Gas — 6.3%
Chevron Corp.	39,615	3,821,659
Hess Corp.	34,999	2,340,733
Marathon Oil Corp.	113,851	3,021,606
Royal Dutch Shell PLC ADR, Class A	48,662	2,774,221
Valero Energy Corp.	35,189	2,202,831

		14,161,050

Oil & Gas Services — 2.2%
Halliburton Co.	70,184	3,022,825
National Oilwell Varco, Inc.	39,843	1,923,620

		4,946,445

Packaging and Containers — 1.8%
Sealed Air Corp.	75,824	3,895,837

Pharmaceuticals — 11.9%
Allergan PLC*	8,953	2,716,877
Eli Lilly & Co.	52,117	4,351,248

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Express Scripts Holding Co.*	35,904	$3,193,302
Merck & Co., Inc.	66,638	3,793,701
Pfizer, Inc.	159,279	5,340,625
Sanofi ADR	78,534	3,889,789
Teva Pharmaceutical Industries Ltd. ADR	56,288	3,326,621

		26,612,163

Retail — 2.3%
CVS Health Corp.	26,346	2,763,168
Lowe’s Cos., Inc.	35,716	2,391,901

		5,155,069

Semiconductors — 1.2%
QUALCOMM, Inc.	43,653	2,733,987

Software — 2.2%
Microsoft Corp.	109,971	4,855,220

Telecommunications — 4.7%
Cisco Systems, Inc.	106,640	2,928,334
Knowles Corp.*	112,715	2,040,142
Verizon Communications, Inc.	61,940	2,887,023
Vodafone Group PLC- ADR	73,837	2,691,359

		10,546,858

Transportation — 1.5%
Norfolk Southern Corp.	38,340	3,349,382

TOTAL COMMON STOCKS (Cost $181,505,672)		217,970,379

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Diversified — 1.1%
Weyerhaeuser Co. (Cost $2,383,488)	79,839	2,514,928

SHORT-TERM INVESTMENTS — 3.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,867,461)	6,867,461	6,867,461

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Cost $190,756,620)		227,352,768

SECURITIES SOLD SHORT — (0.1)%
Chemicals — (0.1)%
The Chemours Co. (Cost $(176,917))	(8,332)	(133,312)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 101.6% (Cost $190,579,704)		$227,219,456

Other Assets & Liabilities — (1.6)%		(3,642,803)

TOTAL NET ASSETS — 100.0%		$223,576,653

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	91%
Ireland	3
France	2
Israel	1
Netherlands	1
Switzerland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$217,970,379	$217,970,379	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,514,928	2,514,928	—	—
SHORT-TERM INVESTMENTS	6,867,461	6,867,461	—	—

TOTAL INVESTMENTS	$227,352,768	$227,352,768	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
SECURITIES SOLD SHORT	$(133,312)	$(133,312)	$—	—

TOTAL LIABILITIES	$(133,312)	$(133,312)	$—	—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.5%
Aerospace & Defense — 2.3%
United Technologies Corp.	38,860	$4,310,740

Agriculture — 4.5%
Altria Group, Inc.	54,634	2,672,149
Reynolds American, Inc.	78,981	5,896,721

		8,568,870

Banks — 16.0%
Citigroup, Inc.	90,090	4,976,572
Credit Suisse Group AG ADR	124,369	3,432,584
JPMorgan Chase & Co.	113,924	7,719,490
KeyCorp.	191,997	2,883,795
The Goldman Sachs Group, Inc.	20,837	4,350,557
The PNC Financial Services Group, Inc.	36,045	3,447,704
Wells Fargo & Co.	63,924	3,595,086

		30,405,788

Chemicals — 4.1%
Monsanto Co.	28,306	3,017,136
PPG Industries, Inc.	16,236	1,862,594
Praxair, Inc.	23,769	2,841,584

		7,721,314

Diversified Financial Services — 2.3%
Affiliated Managers Group, Inc.	8,560	1,871,216
Invesco Ltd.	69,172	2,593,258

		4,464,474

Electric — 3.7%
NextEra Energy, Inc.	38,525	3,776,606
PG&E Corp.	66,828	3,281,255

		7,057,861

Electrical Components & Equipment — 1.1%
Hubbell, Inc., Class B	18,510	2,004,263

Electronics — 1.3%
Thermo Fisher Scientific, Inc.	18,678	2,423,657

Food — 2.6%
General Mills, Inc.	62,996	3,510,137
The Kroger Co.	20,588	1,492,836

		5,002,973

Gas — 1.9%
Sempra Energy	37,332	3,693,628

Healthcare Products — 2.9%
Medtronic PLC	51,156	3,790,660
Stryker Corp.	18,949	1,810,956

		5,601,616

Insurance — 6.9%
ACE Ltd.	24,780	2,519,630
Aflac, Inc.	41,883	2,605,123
Lincoln National Corp.	22,000	1,302,840
Prudential PLC ADR	65,731	3,191,897
XL Group PLC	94,222	3,505,059

		13,124,549

	Number of Shares	Value†

Internet — 1.2%
Google, Inc., Class C*	4,504	$2,344,377

Iron & Steel — 0.6%
Nucor Corp.	26,673	1,175,479

Media — 3.2%
CBS Corp., Class B	74,256	4,121,208
The Walt Disney Co.	17,913	2,044,590

		6,165,798

Miscellaneous Manufacturing — 5.6%
General Electric Co.	403,022	10,708,295

Oil & Gas — 13.6%
Anadarko Petroleum Corp.	41,520	3,241,051
Devon Energy Corp.	55,328	3,291,463
Exxon Mobil Corp.	112,580	9,366,656
Occidental Petroleum Corp.	70,019	5,445,378
Phillips 66	36,665	2,953,732
Range Resources Corp.	31,620	1,561,396

		25,859,676

Pharmaceuticals — 6.4%
AbbVie, Inc.	25,066	1,684,185
Eli Lilly & Co.	17,645	1,473,181
McKesson Corp.	4,295	965,559
Merck & Co., Inc.	82,177	4,678,337
Roche Holding Ltd. AG ADR	33,335	1,169,058
Teva Pharmaceutical Industries Ltd. ADR	38,023	2,247,159

		12,217,479

Retail — 0.5%
The Home Depot, Inc.	8,533	948,272

Semiconductors — 4.5%
Intel Corp.	142,815	4,343,718
QUALCOMM, Inc.	68,342	4,280,260

		8,623,978

Software — 5.8%
Microsoft Corp.	100,990	4,458,708
Oracle Corp.	118,016	4,756,045
SAP SE ADR	26,364	1,851,544

		11,066,297

Telecommunications — 2.0%
Verizon Communications, Inc.	81,057	3,778,067

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	45,732	2,853,219

TOTAL COMMON STOCKS (Cost $159,207,433)		180,120,670

REAL ESTATE INVESTMENT TRUSTS — 4.3%
Apartments — 1.5%
Equity Residential	40,271	2,825,816

Regional Malls — 1.4%
Simon Property Group, Inc.	15,995	2,767,455

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Storage & Warehousing — 1.4%
Public Storage	14,215	$2,620,820

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,178,247)		8,214,091

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $790,536)	790,536	790,536

TOTAL INVESTMENTS — 99.2% (Cost $167,176,216)		$189,125,297

Other Assets & Liabilities — 0.8%		1,448,433

TOTAL NET ASSETS — 100.0%		$190,573,730

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	90%
Switzerland	4
Bermuda	2
United Kingdom	2
Germany	1
Israel	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$180,120,670	$180,120,670	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,214,091	8,214,091	—	—
SHORT-TERM INVESTMENTS	790,536	790,536	—	—

TOTAL INVESTMENTS	$189,125,297	$189,125,297	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.6%
Advertising — 0.1%
Omnicom Group, Inc.	5,767	$400,749
The Interpublic Group of Cos., Inc.	10,134	195,282

		596,031

Aerospace & Defense — 1.9%
General Dynamics Corp.	7,497	1,062,250
L-3 Communications Holdings, Inc.	2,100	238,098
Lockheed Martin Corp.	6,337	1,178,048
Northrop Grumman Corp.	4,692	744,292
Raytheon Co.	7,376	705,736
Rockwell Collins, Inc.	3,245	299,676
The Boeing Co.	15,521	2,153,073
United Technologies Corp.	19,642	2,178,887

		8,560,060

Agriculture — 1.5%
Altria Group, Inc.	46,678	2,283,021
Archer-Daniels-Midland Co.	15,399	742,540
Philip Morris International, Inc.	36,988	2,965,328
Reynolds American, Inc.	9,677	722,485

		6,713,374

Airlines — 0.5%
American Airlines Group, Inc.	17,000	678,895
Delta Air Lines, Inc.	19,800	813,384
Southwest Airlines Co.	15,917	526,694

		2,018,973

Apparel — 0.8%
Coach, Inc.	6,278	217,247
Hanesbrands, Inc.	9,500	316,540
Michael Kors Holdings Ltd.	4,900	206,241
NIKE, Inc., Class B	16,446	1,776,497
Ralph Lauren Corp.	1,428	189,010
Under Armour, Inc., Class A*	3,900	325,416
VF Corp.	8,132	567,126

		3,598,077

Auto Manufacturers — 0.7%
Ford Motor Co.	94,267	1,414,948
General Motors Co.	32,200	1,073,226
PACCAR, Inc.	8,544	545,192

		3,033,366

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	5,400	306,936
Delphi Automotive PLC	7,200	612,648
Johnson Controls, Inc.	15,711	778,166
The Goodyear Tire & Rubber Co.	6,906	208,216

		1,905,966

Banks — 7.7%
Bank of America Corp.	249,735	4,250,490
BB&T Corp.	17,099	689,261
Capital One Financial Corp.	13,241	1,164,811
Citigroup, Inc.	72,681	4,014,898
Comerica, Inc.	4,344	222,934

	Number of Shares	Value†

Banks — (continued)
Fifth Third Bancorp	19,446	$404,866
Huntington Bancshares, Inc.	19,965	225,804
JPMorgan Chase & Co.	88,964	6,028,201
KeyCorp.	20,699	310,899
M&T Bank Corp.	3,108	388,282
Morgan Stanley	36,463	1,414,400
Northern Trust Corp.	5,247	401,185
Regions Financial Corp.	32,894	340,782
State Street Corp.	9,947	765,919
SunTrust Banks, Inc.	12,388	532,932
The Bank of New York Mellon Corp.	26,680	1,119,759
The Goldman Sachs Group, Inc.	9,643	2,013,362
The PNC Financial Services Group, Inc.	12,583	1,203,564
U.S. Bancorp	42,656	1,851,270
Wells Fargo & Co.	112,137	6,306,585
Zions Bancorporation	4,804	152,455

		33,802,659

Beverages — 2.1%
Brown-Forman Corp., Class B	3,793	379,983
Coca-Cola Enterprises, Inc.	5,428	235,792
Constellation Brands, Inc., Class A	3,923	455,146
Dr. Pepper Snapple Group, Inc.	4,500	328,050
Keurig Green Mountain, Inc.	2,900	222,227
Molson Coors Brewing Co., Class B	3,938	274,912
Monster Beverage Corp.*	3,500	469,070
PepsiCo, Inc.	35,161	3,281,928
The Coca-Cola Co.	93,270	3,658,982

		9,306,090

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc.	5,400	976,158
Amgen, Inc.	18,145	2,785,620
Biogen, Inc.*	5,633	2,275,394
Celgene Corp.*	18,856	2,182,299
Gilead Sciences, Inc.	35,298	4,132,690
Regeneron Pharmaceuticals, Inc.*	1,800	918,234
Vertex Pharmaceuticals, Inc.*	5,700	703,836

		13,974,231

Building Materials — 0.2%
Martin Marietta Materials, Inc.	1,500	212,265
Masco Corp.	8,277	220,748
Vulcan Materials Co.	3,041	255,231

		688,244

Chemicals — 2.3%
Air Products & Chemicals, Inc.	4,521	618,608
Airgas, Inc.	1,600	169,248
CF Industries Holdings, Inc.	6,000	385,680
E.I. du Pont de Nemours & Co.	21,323	1,363,606
Eastman Chemical Co.	3,682	301,261
Ecolab, Inc.	6,333	716,072
FMC Corp.	3,100	162,905
International Flavors & Fragrances, Inc.	1,875	204,919
LyondellBasell Industries N.V., Class A	9,300	962,736

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Monsanto Co.	11,537	$1,229,729
PPG Industries, Inc.	6,620	759,446
Praxair, Inc.	6,926	828,003
Sigma-Aldrich Corp.	2,722	379,311
The Chemours Co.	426	6,816
The Dow Chemical Co.	26,379	1,349,814
The Mosaic Co.	7,600	356,060
The Sherwin-Williams Co.	1,934	531,889

		10,326,103

Coal — 0.0%
CONSOL Energy, Inc.	5,776	125,570

Commercial Services — 1.6%
Allegion PLC	2,266	136,277
Alliance Data Systems Corp.*	1,500	437,910
Automatic Data Processing, Inc.	11,443	918,072
Cintas Corp.	2,455	207,668
Equifax, Inc.	2,834	275,153
H&R Block, Inc.	6,666	197,647
MasterCard, Inc., Class A	23,300	2,178,084
McGraw Hill Financial, Inc.	6,486	651,519
Moody’s Corp.	4,173	450,517
Paychex, Inc.	7,775	364,492
Quanta Services, Inc.*	4,900	141,218
Robert Half International, Inc.	3,207	177,989
The ADT Corp.	4,134	138,778
The Western Union Co.	12,378	251,645
Total System Services, Inc.	3,977	166,119
Tyco International PLC	10,000	384,800
United Rentals, Inc.*	2,300	201,526

		7,279,414

Computers — 6.2%
Accenture PLC, Class A	15,000	1,451,700
Apple, Inc.	137,782	17,281,307
Cognizant Technology Solutions Corp., Class A*	14,504	886,049
Computer Sciences Corp.	3,357	220,354
EMC Corp.	46,948	1,238,958
Hewlett-Packard Co.	42,983	1,289,920
International Business Machines Corp.	21,758	3,539,156
NetApp, Inc.	7,421	234,207
SanDisk Corp.	5,297	308,391
Seagate Technology PLC	7,700	365,750
Teradata Corp.*	3,516	130,092
Western Digital Corp.	5,100	399,942

		27,345,826

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	20,270	1,325,861
The Estee Lauder Cos., Inc., Class A	5,374	465,711
The Procter & Gamble Co.	64,994	5,085,130

		6,876,702

Distribution & Wholesale — 0.2%
Fastenal Co.	6,700	282,606

	Number of Shares	Value†

Distribution & Wholesale — (continued)
Fossil Group, Inc.*	1,100	$76,296
Genuine Parts Co.	3,605	322,755
W.W. Grainger, Inc.	1,472	348,349

		1,030,006

Diversified Financial Services — 2.6%
Affiliated Managers Group, Inc.	1,300	284,180
American Express Co.	20,980	1,630,565
Ameriprise Financial, Inc.	4,446	555,439
BlackRock, Inc.	2,999	1,037,594
CME Group, Inc.	7,560	703,534
Discover Financial Services	10,578	609,504
E*TRADE Financial Corp.*	6,481	194,106
Franklin Resources, Inc.	9,156	448,919
IntercontinentalExchange Group, Inc.	2,670	597,039
Invesco Ltd.	10,367	388,659
Legg Mason, Inc.	2,261	116,509
Navient Corp.	9,734	177,256
T. Rowe Price Group, Inc.	6,281	488,222
The Charles Schwab Corp.	26,969	880,538
The NASDAQ OMX Group, Inc.	2,800	136,668
Visa, Inc., Class A	46,256	3,106,090

		11,354,822

Diversified Operations — 0.3%
Eaton Corp. PLC	11,306	763,042
Leucadia National Corp.	7,260	176,273
Pentair PLC	4,519	310,681

		1,249,996

Electric — 2.5%
AES Corp.	16,344	216,721
Ameren Corp.	5,798	218,469
American Electric Power Co., Inc.	11,757	622,768
CMS Energy Corp.	6,707	213,551
Consolidated Edison, Inc.	6,834	395,552
Dominion Resources, Inc.	13,909	930,095
DTE Energy Co.	4,092	305,427
Duke Energy Corp.	16,859	1,190,583
Edison International	7,674	426,521
Entergy Corp.	4,147	292,363
Eversource Energy	7,517	341,347
Exelon Corp.	20,310	638,140
FirstEnergy Corp.	9,956	324,068
NextEra Energy, Inc.	10,285	1,008,238
NRG Energy, Inc.	7,800	178,464
Pepco Holdings, Inc.	5,540	149,248
PG&E Corp.	11,350	557,285
Pinnacle West Capital Corp.	2,569	146,150
PPL Corp.	15,998	471,461
Public Service Enterprise Group, Inc.	11,749	461,501
SCANA Corp.	3,400	172,210
TECO Energy, Inc.	5,923	104,600
The Southern Co.	21,111	884,551
WEC Energy Group, Inc.	7,450	335,043
Xcel Energy, Inc.	11,630	374,253

		10,958,609

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,800	$317,724
Emerson Electric Co.	16,376	907,722

		1,225,446

Electronics — 1.1%
Agilent Technologies, Inc.	7,845	302,660
Amphenol Corp., Class A	7,400	428,978
FLIR Systems, Inc.	3,600	110,952
Garmin Ltd.	2,800	123,004
Honeywell International, Inc.	18,508	1,887,261
PerkinElmer, Inc.	2,516	132,442
TE Connectivity Ltd.	9,600	617,280
Thermo Fisher Scientific, Inc.	9,482	1,230,385
Waters Corp.*	1,958	251,368

		5,084,330

Engineering & Construction — 0.1%
Fluor Corp.	3,870	205,149
Jacobs Engineering Group, Inc.*	2,983	121,169
Topbuild Corp.*	92	2,668

		328,986

Environmental Control — 0.2%
Republic Services, Inc.	5,814	227,734
Stericycle, Inc.*	2,000	267,820
Waste Management, Inc.	10,200	472,770

		968,324

Food — 1.7%
Campbell Soup Co.	4,516	215,187
ConAgra Foods, Inc.	9,902	432,915
General Mills, Inc.	14,510	808,497
Hormel Foods Corp.	3,100	174,747
Kellogg Co.	6,066	380,338
Kraft Foods Group, Inc.	14,054	1,196,558
McCormick & Co., Inc.	3,208	259,688
Mondelez International, Inc., Class A	39,863	1,639,964
Sysco Corp.	14,252	514,497
The Hershey Co.	3,487	309,750
The J.M. Smucker Co.	2,234	242,188
The Kroger Co.	11,445	829,877
Tyson Foods, Inc., Class A	6,649	283,447
Whole Foods Market, Inc.	8,386	330,744

		7,618,397

Forest Products & Paper — 0.1%
International Paper Co.	9,967	474,329
MeadWestvaco Corp.	3,999	188,713

		663,042

Gas — 0.3%
AGL Resources, Inc.	2,600	121,056
CenterPoint Energy, Inc.	10,322	196,428
NiSource, Inc.	7,365	335,770
Sempra Energy	5,398	534,078

		1,187,332

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$211,484
Stanley Black & Decker, Inc.	3,640	383,074

		594,558

Healthcare Products — 1.9%
Baxter International, Inc.	12,875	900,349
Becton Dickinson & Co.	4,835	684,879
Boston Scientific Corp.*	31,948	565,480
C.R. Bard, Inc.	1,842	314,429
DENTSPLY International, Inc.	3,200	164,960
Edwards Lifesciences Corp.*	2,500	356,075
Henry Schein, Inc.*	2,000	284,240
Hospira, Inc.*	3,912	347,033
Intuitive Surgical, Inc.*	907	439,441
Medtronic PLC	33,697	2,496,948
Patterson Cos., Inc.	1,974	96,035
St. Jude Medical, Inc.	6,830	499,068
Stryker Corp.	6,981	667,174
Varian Medical Systems, Inc.*	2,357	198,766
Zimmer Biomet Holdings, Inc.	4,029	440,088

		8,454,965

Healthcare Services — 1.9%
Aetna, Inc.	8,193	1,044,280
Anthem, Inc.	6,495	1,066,089
Cigna Corp.	6,294	1,019,628
DaVita HealthCare Partners, Inc.*	3,998	317,721
HCA Holdings, Inc.*	7,200	653,184
Humana, Inc.	3,510	671,393
Laboratory Corp. of America Holdings*	2,377	288,140
Quest Diagnostics, Inc.	3,387	245,625
Tenet Healthcare Corp.*	2,343	135,613
UnitedHealth Group, Inc.	22,841	2,786,602
Universal Health Services, Inc., Class B	2,200	312,620

		8,540,895

Home Builders — 0.1%
D.R. Horton, Inc.	8,276	226,431
Lennar Corp., Class A	4,036	205,998
PulteGroup, Inc.	8,034	161,885

		594,314

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,738	206,718
Whirlpool Corp.	1,869	323,430

		530,148

Household Products & Wares — 0.3%
Avery Dennison Corp.	2,183	133,032
Kimberly-Clark Corp.	8,787	931,158
The Clorox Co.	2,997	311,748

		1,375,938

Housewares — 0.1%
Newell Rubbermaid, Inc.	6,317	259,692

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 4.1%
ACE Ltd.	7,900	$803,272
Aflac, Inc.	10,700	665,540
American International Group, Inc.	32,485	2,008,223
Aon PLC	6,844	682,210
Assurant, Inc.	1,673	112,091
Berkshire Hathaway, Inc., Class B*	43,650	5,941,202
Cincinnati Financial Corp.	3,692	185,265
Genworth Financial, Inc., Class A*	11,369	86,063
Lincoln National Corp.	6,173	365,565
Loews Corp.	7,125	274,384
Marsh & McLennan Cos., Inc.	12,909	731,940
MetLife, Inc.	26,385	1,477,296
Principal Financial Group, Inc.	6,465	331,590
Prudential Financial, Inc.	10,730	939,090
The Allstate Corp.	9,976	647,143
The Chubb Corp.	5,651	537,636
The Hartford Financial Services Group, Inc.	10,057	418,070
The Progressive Corp.	12,956	360,565
The Travelers Cos., Inc.	7,531	727,946
Torchmark Corp.	3,052	177,687
Unum Group	6,076	217,217
XL Group PLC	7,549	280,823

		17,970,818

Internet — 5.0%
Amazon.com, Inc.*	9,175	3,982,776
eBay, Inc.*	26,028	1,567,927
Equinix, Inc.	1,300	330,200
Expedia, Inc.	2,394	261,784
F5 Networks, Inc.*	1,800	216,630
Facebook, Inc., Class A*	50,500	4,331,132
Google, Inc., Class A*	6,825	3,685,773
Google, Inc., Class C*	6,843	3,561,850
Netflix, Inc.*	1,400	919,716
Symantec Corp.	16,638	386,834
The Priceline Group, Inc.*	1,227	1,412,731
TripAdvisor, Inc.*	2,594	226,041
VeriSign, Inc.*	2,609	161,027
Yahoo!, Inc.*	20,817	817,900

		21,862,321

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	2,278	68,796
Nucor Corp.	7,735	340,881

		409,677

Leisure Time — 0.3%
Carnival Corp.	10,945	540,573
Harley-Davidson, Inc.	5,228	294,598
Royal Caribbean Cruises Ltd.	4,000	314,760

		1,149,931

Lodging — 0.3%
Marriott International, Inc., Class A	5,185	385,712
Starwood Hotels & Resorts Worldwide, Inc.	4,252	344,795
Wyndham Worldwide Corp.	2,860	234,263

	Number of Shares	Value†

Lodging — (continued)
Wynn Resorts Ltd.	1,930	$190,433

		1,155,203

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	14,328	1,215,301
Joy Global, Inc.	2,300	83,260

		1,298,561

Machinery — Diversified — 0.5%
Cummins, Inc.	3,974	521,349
Deere & Co.	7,932	769,801
Flowserve Corp.	3,300	173,778
Rockwell Automation, Inc.	3,271	407,697
Roper Industries, Inc.	2,400	413,904
Xylem, Inc.	4,154	153,989

		2,440,518

Media — 3.6%
Cablevision Systems Corp., Class A	5,000	119,700
CBS Corp., Class B	10,754	596,847
Comcast Corp., Class A	60,334	3,628,487
DIRECTV*	11,919	1,105,964
Discovery Communications, Inc., Class C*	6,500	202,020
Discovery Communications, Inc., Class A*	3,500	116,410
Gannett, Inc.*	2,687	37,591
News Corp., Class A*	12,215	178,217
Nielsen Holdings NV	9,000	402,930
Scripps Networks Interactive, Inc., Class A	2,556	167,086
Tegna, Inc.	5,374	172,344
The Walt Disney Co.	37,176	4,243,268
Time Warner Cable, Inc.	6,596	1,175,209
Time Warner, Inc.	20,004	1,748,550
Twenty-First Century Fox, Inc., Class A	42,560	1,385,115
Viacom, Inc., Class B	8,781	567,604

		15,847,342

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,425	684,555

Mining — 0.2%
Alcoa, Inc.	28,348	316,080
Freeport-McMoRan, Inc.	24,496	456,116
Newmont Mining Corp.	12,383	289,267

		1,061,463

Miscellaneous Manufacturing — 2.9%
3M Co.	15,180	2,342,274
Danaher Corp.	14,368	1,229,757
Dover Corp.	3,805	267,035
General Electric Co.	239,925	6,374,807
Illinois Tool Works, Inc.	8,219	754,422
Ingersoll-Rand PLC	6,500	438,230
Leggett & Platt, Inc.	3,354	163,273
Pall Corp.	2,645	329,170
Parker Hannifin Corp.	3,581	416,578
Textron, Inc.	6,576	293,487

		12,609,033

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	5,161	$107,401
Xerox Corp.	25,455	270,841

		378,242

Oil & Gas — 5.8%
Anadarko Petroleum Corp.	11,959	933,519
Apache Corp.	9,023	519,995
Cabot Oil & Gas Corp.	10,088	318,175
Chesapeake Energy Corp.	12,410	138,620
Chevron Corp.	44,770	4,318,962
Cimarex Energy Co.	2,100	231,651
ConocoPhillips	29,280	1,798,085
Devon Energy Corp.	9,229	549,033
Diamond Offshore Drilling, Inc.	1,600	41,296
Ensco PLC, ADR, Class A	5,800	129,166
EOG Resources, Inc.	12,916	1,130,796
EQT Corp.	3,600	292,824
Exxon Mobil Corp.	99,665	8,292,128
Helmerich & Payne, Inc.	2,700	190,134
Hess Corp.	6,097	407,767
Marathon Oil Corp.	15,951	423,340
Marathon Petroleum Corp.	13,450	703,569
Murphy Oil Corp.	3,917	162,830
Newfield Exploration Co.*	4,100	148,092
Noble Energy, Inc.	8,538	364,402
Occidental Petroleum Corp.	18,458	1,435,479
Phillips 66	13,140	1,058,558
Pioneer Natural Resources Co.	3,600	499,284
Range Resources Corp.	3,923	193,718
Southwestern Energy Co.*	8,490	192,978
Tesoro Corp.	3,094	261,165
Valero Energy Corp.	12,340	772,484

		25,508,050

Oil & Gas Services — 1.2%
Baker Hughes, Inc.	10,228	631,068
Cameron International Corp.*	4,770	249,805
FMC Technologies, Inc.*	5,700	236,493
Halliburton Co.	20,269	872,986
National Oilwell Varco, Inc.	10,123	488,738
Noble Corp. PLC	6,400	98,496
Schlumberger Ltd.	30,259	2,608,023
Transocean Ltd.	8,300	133,796

		5,319,405

Packaging and Containers — 0.2%
Ball Corp.	3,226	226,304
Owens-Illinois, Inc.*	4,000	91,760
Sealed Air Corp.	5,033	258,596
WestRock Co.	1,927	117,354

		694,014

Pharmaceuticals — 7.7%
Abbott Laboratories	35,896	1,761,776
AbbVie, Inc.	40,896	2,747,802
Allergan PLC	9,313	2,826,124

	Number of Shares	Value†

Pharmaceuticals — (continued)
AmerisourceBergen Corp.	5,000	$531,700
Bristol-Myers Squibb Co.	39,497	2,628,130
Cardinal Health, Inc.	7,882	659,329
Eli Lilly & Co.	23,254	1,941,477
Endo International PLC	5,000	398,250
Express Scripts Holding Co.*	17,464	1,553,248
Johnson & Johnson	66,041	6,436,356
Mallinckrodt PLC*	2,700	317,844
McKesson Corp.	5,525	1,242,075
Mead Johnson Nutrition Co.	4,768	430,169
Merck & Co., Inc.	67,813	3,860,594
Mylan NV*	9,956	675,614
Perrigo Co. PLC	3,400	628,422
Pfizer, Inc.	147,505	4,945,843
Zoetis, Inc.	12,107	583,800

		34,168,553

Pipelines — 0.7%
Kinder Morgan, Inc.	41,736	1,602,245
ONEOK, Inc.	4,800	189,504
Spectra Energy Corp.	15,784	514,559
The Williams Cos., Inc.	16,034	920,191

		3,226,499

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,401	236,837

Retail — 6.4%
AutoNation, Inc.*	1,719	108,263
AutoZone, Inc.*	741	494,173
Bed Bath & Beyond, Inc.*	4,466	308,065
Best Buy Co., Inc.	7,168	233,748
CarMax, Inc.*	5,300	350,913
Chipotle Mexican Grill, Inc.*	700	423,493
Costco Wholesale Corp.	10,377	1,401,518
CVS Health Corp.	26,667	2,796,835
Darden Restaurants, Inc.	2,940	208,975
Dollar General Corp.	7,000	544,180
Dollar Tree, Inc.*	4,900	387,051
Family Dollar Stores, Inc.	2,233	175,983
GameStop Corp., Class A	2,664	114,445
Kohl’s Corp.	5,001	313,113
L Brands, Inc.	5,760	493,805
Lowe’s Cos., Inc.	22,440	1,502,807
Macy’s, Inc.	8,227	555,076
McDonald’s Corp.	22,978	2,184,518
Nordstrom, Inc.	3,337	248,606
O’Reilly Automotive, Inc.*	2,400	542,352
PVH Corp.	1,900	218,880
Ross Stores, Inc.	9,800	476,378
Staples, Inc.	15,637	239,402
Starbucks Corp.	35,688	1,913,412
Target Corp.	15,132	1,235,225
The Gap, Inc.	6,182	235,967
The Home Depot, Inc.	31,304	3,478,813
The TJX Cos., Inc.	16,518	1,092,996

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Tiffany & Co.	2,764	$253,735
Tractor Supply Co.	3,300	296,802
Urban Outfitters, Inc.*	2,500	87,500
Wal-Mart Stores, Inc.	37,347	2,649,023
Walgreens Boots Alliance, Inc.	20,779	1,754,579
Yum! Brands, Inc.	10,369	934,040

		28,254,671

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	111,219
People’s United Financial, Inc.	7,700	124,817

		236,036

Semiconductors — 2.9%
Altera Corp.	7,265	371,968
Analog Devices, Inc.	7,376	473,429
Applied Materials, Inc.	29,321	563,550
Avago Technologies Ltd.	6,000	797,580
Broadcom Corp., Class A	12,908	664,633
First Solar, Inc.*	1,800	84,564
Intel Corp.	112,475	3,420,927
KLA-Tencor Corp.	3,827	215,116
Lam Research Corp.	3,859	313,930
Linear Technology Corp.	5,541	245,078
Microchip Technology, Inc.	5,018	237,979
Micron Technology, Inc.*	25,686	483,924
NVIDIA Corp.	11,754	236,373
Qorvo, Inc.*	3,500	280,945
QUALCOMM, Inc.	39,299	2,461,296
Skyworks Solutions, Inc.	4,500	468,450
Texas Instruments, Inc.	25,093	1,292,540
Xilinx, Inc.	6,364	281,034

		12,893,316

Software — 4.0%
Adobe Systems, Inc.*	11,305	915,818
Akamai Technologies, Inc.*	4,160	290,451
Autodesk, Inc.*	5,281	264,446
CA, Inc.	7,639	223,746
Cerner Corp.*	7,000	483,420
Citrix Systems, Inc.*	3,791	265,977
Electronic Arts, Inc.*	7,430	494,095
Fidelity National Information Services, Inc.	6,659	411,526
Fiserv, Inc.*	5,814	481,574
Intuit, Inc.	6,692	674,353
Microsoft Corp.	193,615	8,548,102
Oracle Corp.	76,517	3,083,635
Red Hat, Inc.*	4,600	349,278
Salesforce.com, Inc.*	14,700	1,023,561
The Dun & Bradstreet Corp.	900	109,800

		17,619,782

Telecommunications — 3.4%
AT&T, Inc.	123,443	4,384,695
CenturyLink, Inc.	13,326	391,518
Cisco Systems, Inc.	121,780	3,344,079

	Number of Shares	Value†

Telecommunications — (continued)
Corning, Inc.	30,515	$602,061
Crown Castle International Corp.	8,000	642,400
Frontier Communications Corp.	25,072	124,106
Harris Corp.	2,600	199,966
Juniper Networks, Inc.	9,171	238,171
Level 3 Communications, Inc.*	6,600	347,622
Motorola Solutions, Inc.	4,346	249,200
Verizon Communications, Inc.	97,476	4,543,356

		15,067,174

Textiles — 0.1%
Mohawk Industries, Inc.*	1,500	286,350

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	195,351
Mattel, Inc.	8,281	212,739

		408,090

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	3,439	214,559
CSX Corp.	23,366	762,900
Expeditors International of Washington, Inc.	4,573	210,838
FedEx Corp.	6,266	1,067,726
J.B. Hunt Transport Services, Inc.	2,200	180,598
Kansas City Southern	2,700	246,240
Norfolk Southern Corp.	7,252	633,535
Ryder System, Inc.	1,125	98,291
Union Pacific Corp.	21,020	2,004,678
United Parcel Service, Inc., Class B	16,574	1,606,186

		7,025,551

TOTAL COMMON STOCKS (Cost $248,349,070)		425,982,478

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	3,662	135,238
AvalonBay Communities, Inc.	3,192	510,305
Equity Residential	8,592	602,900
Essex Property Trust, Inc.	1,500	318,750

		1,567,193

Building & Real Estate — 0.1%
Realty Income Corp.	5,400	239,706

Diversified — 0.4%
American Tower Corp.	10,059	938,404
Plum Creek Timber Co., Inc.	4,047	164,187
Vornado Realty Trust	4,087	387,979
Weyerhaeuser Co.	12,626	397,719

		1,888,289

Healthcare — 0.3%
HCP, Inc.	10,840	395,335
Health Care REIT, Inc.	8,500	557,855
Ventas, Inc.	7,653	475,175

		1,428,365

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,676	$350,515

Industrial — 0.1%
Prologis, Inc.	11,899	441,453

Office Property — 0.2%
Boston Properties, Inc.	3,642	440,828
SL Green Realty Corp.	2,300	252,747

		693,575

Regional Malls — 0.4%
General Growth Properties, Inc.	14,900	382,334
Simon Property Group, Inc.	7,328	1,267,890
The Macerich Co.	3,400	253,640

		1,903,864

Storage & Warehousing — 0.2%
Iron Mountain, Inc.	4,697	145,607
Public Storage	3,416	629,808

		775,415

Strip Centers — 0.0%
Kimco Realty Corp.	9,564	215,573

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,088,407)		9,503,948

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills 0.005%, 07/09/15¤ (Cost $375,000)	$375	374,999

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,129,429)	6,129,429	6,129,429

TOTAL INVESTMENTS — 100.2% (Cost $261,941,906)		$441,990,854

Other Assets & Liabilities — (0.2)%		(1,077,939)

TOTAL NET ASSETS — 100.0%		$440,912,915

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.
REIT	— Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$425,982,478	$425,982,478	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,503,948	9,503,948	—	—
U.S. TREASURY OBLIGATIONS	374,999	—	374,999	—
SHORT-TERM INVESTMENTS	6,129,429	6,129,429	—	—

TOTAL INVESTMENTS	$441,990,854	$441,615,855	$374,999	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.0%
Apparel — 3.5%
Burberry Group PLC	57,729	$1,424,993
Ralph Lauren Corp.	14,831	1,963,031
Under Armour, Inc., Class A*	13,292	1,109,085

		4,497,109

Auto Parts & Equipment — 1.5%
BorgWarner, Inc.	33,662	1,913,348

Banks — 8.7%
First Republic Bank	45,106	2,843,031
Northern Trust Corp.	54,207	4,144,667
Signature Bank*	21,574	3,158,218
UMB Financial Corp.	16,800	957,936

		11,103,852

Beverages — 1.1%
Brown-Forman Corp., Class B	13,970	1,399,515

Biotechnology — 1.2%
Incyte Corp.*	14,419	1,502,604

Building Materials — 2.1%
Fortune Brands Home & Security, Inc.	57,605	2,639,461

Chemicals — 1.1%
The Valspar Corp.	17,044	1,394,540

Commercial Services — 6.8%
Alliance Data Systems Corp.*	7,036	2,054,090
CoStar Group, Inc.*	12,706	2,557,210
Towers Watson & Co., Class A	13,906	1,749,375
Verisk Analytics, Inc., Class A*	31,707	2,307,001

		8,667,676

Computers — 2.1%
SanDisk Corp.	16,648	969,247
Teradata Corp.*	47,044	1,740,628

		2,709,875

Cosmetics & Personal Care — 1.2%
Coty, Inc., Class A*	49,250	1,574,522

Distribution & Wholesale — 2.0%
Fastenal Co.	61,681	2,601,705

Diversified Financial Services — 2.3%
CME Group, Inc.	19,524	1,816,903
Oaktree Capital Group LLC	20,281	1,078,544

		2,895,447

Electrical Components & Equipment — 0.5%
Generac Holdings, Inc.*	17,286	687,118

Electronics — 0.1%
Woodward, Inc.	3,608	198,404

Environmental Control — 1.5%
Stericycle, Inc.*	14,289	1,913,440

Food — 3.4%
The Hain Celestial Group, Inc.*	40,629	2,675,826

	Number of Shares	Value†

Food — (continued)
Whole Foods Market, Inc.	43,430	$1,712,879

		4,388,705

Healthcare Products — 5.7%
Align Technology, Inc.*	30,589	1,918,236
Henry Schein, Inc.*	13,798	1,960,972
Intuitive Surgical, Inc.*	7,117	3,448,186

		7,327,394

Healthcare Services — 1.3%
Acadia Healthcare Co., Inc.*	21,188	1,659,656

Household Products & Wares — 1.0%
The Scotts Miracle-Gro Co., Class A	21,500	1,273,015

Internet — 5.9%
F5 Networks, Inc.*	12,190	1,467,067
GrubHub, Inc.*	42,626	1,452,268
Pandora Media, Inc.*	141,365	2,196,812
TripAdvisor, Inc.*	16,733	1,458,114
WebMD Health Corp.*	23,841	1,055,679

		7,629,940

Leisure Time — 1.5%
Polaris Industries, Inc.	12,642	1,872,407

Machinery — Construction & Mining — 0.9%
Joy Global, Inc.	32,114	1,162,527

Machinery — Diversified — 1.5%
Flowserve Corp.	35,816	1,886,071

Oil & Gas — 6.2%
Cabot Oil & Gas Corp.	60,525	1,908,959
Cimarex Energy Co.	9,166	1,011,101
Continental Resources, Inc.*	42,067	1,783,220
Noble Energy, Inc.	29,820	1,272,718
Oasis Petroleum, Inc.*	40,467	641,402
Southwestern Energy Co.*	56,606	1,286,654

		7,904,054

Pharmaceuticals — 10.1%
ACADIA Pharmaceuticals, Inc.*	29,352	1,229,262
Alkermes PLC*	34,148	2,197,082
BioMarin Pharmaceutical, Inc.*	19,837	2,713,305
Mead Johnson Nutrition Co.	26,803	2,418,167
Medivation, Inc.*	15,032	1,716,654
Zoetis, Inc.	55,715	2,686,577

		12,961,047

Retail — 11.5%
Bed Bath & Beyond, Inc.*	27,936	1,927,025
DSW, Inc., Class A	52,302	1,745,318
Dunkin’ Brands Group, Inc.	49,051	2,697,805
Kate Spade & Co.*	48,232	1,038,917
Nordstrom, Inc.	21,112	1,572,844
Tiffany & Co.	15,892	1,458,886
Ulta Salon Cosmetics & Fragrance, Inc.*	14,720	2,273,504
Urban Outfitters, Inc.*	58,825	2,058,875

		14,773,174

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.1%
Microchip Technology, Inc.	58,175	$2,758,949

Software — 6.7%
ANSYS, Inc.*	18,800	1,715,312
Cerner Corp.*	23,070	1,593,214
Electronic Arts, Inc.*	53,829	3,579,629
ServiceNow, Inc.*	23,411	1,739,671

		8,627,826

Toys, Games & Hobbies — 1.4%
Mattel, Inc.	71,389	1,833,983

Transportation — 3.1%
Expeditors International of Washington, Inc.	64,427	2,970,407
J.B. Hunt Transport Services, Inc.	11,696	960,124

		3,930,531

TOTAL COMMON STOCKS (Cost $115,439,738)		125,687,895

PURCHASED OPTIONS — 0.4%
Put Options — 0.4%
Russell 2000 Index $1240 07/31/15	73	173,448
S&P 500 Index $2050 07/31/15	32	109,760
SPDR S&P Midcap 400 ETF Trust $272.5 07/31/15	379	166,760

TOTAL PURCHASED OPTIONS (Cost $257,817)		449,968

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,507,379)	2,507,379	2,507,379

TOTAL INVESTMENTS — 100.3% (Cost $118,204,934)		$128,645,242

Other Assets & Liabilities — (0.3)%		(382,851)

TOTAL NET ASSETS — 100.0%		$128,262,391

WRITTEN OPTIONS — (0.1)%
Call Option — 0.0%
Coty, Inc. Class A $32 07/17/15	(73)	(9,125)

Put Options — (0.1)%
Pacira Pharmaceuticals, Inc. $85 07/17/15	(74)	(103,600)
Russell 2000 Index $1140 07/31/15	(73)	(29,930)
S&P 500 Index $1880 07/31/15	(32)	(18,176)
SPDR S&P Midcap 400 ETF Trust $250 07/31/15	(379)	(30,320)
Woodward, Inc. $50 07/17/15	(63)	(315)

		(182,341)

TOTAL WRITTEN OPTIONS (Cost $(105,726))		(191,466)

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$125,687,895	$125,687,895	$—	$—
PURCHASED OPTIONS	449,968	283,208	166,760	—
SHORT-TERM INVEST MENTS	2,507,379	2,507,379	—	—

TOTAL INVEST MENTS	$128,645,242	$128,478,482	$166,760	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(191,466)	$(161,146)	$(30,320)	$—

TOTAL LIABILITIES	$(191,466)	$(161,146)	$(30,320)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.0%
Aerospace & Defense — 4.2%
General Dynamics Corp.	29,350	$4,158,601
Spirit Aerosystems Holdings, Inc., Class A*	70,300	3,874,233

		8,032,834

Apparel — 1.6%
Deckers Outdoor Corp.*	42,900	3,087,513

Banks — 8.3%
BB&T Corp.	52,200	2,104,182
Comerica, Inc.	77,700	3,987,564
Huntington Bancshares, Inc.	268,100	3,032,211
M&T Bank Corp.	23,100	2,885,883
State Street Corp.	47,600	3,665,200

		15,675,040

Building Materials — 1.5%
Owens Corning	69,400	2,862,750

Chemicals — 1.5%
Ashland, Inc.	23,000	2,803,700

Commercial Services — 6.5%
Hertz Global Holdings, Inc.*	213,400	3,866,808
The ADT Corp.	183,000	6,143,310
Tyco International PLC	58,300	2,243,384

		12,253,502

Computers — 5.1%
Cadence Design Systems, Inc.*	125,700	2,471,262
SanDisk Corp.	62,400	3,632,928
Teradata Corp.*	96,700	3,577,900

		9,682,090

Diversified Financial Services — 1.1%
AerCap Holdings N.V.*	45,700	2,092,603

Electric — 5.4%
AES Corp.	288,100	3,820,206
Edison International	64,800	3,601,584
NRG Energy, Inc.	120,300	2,752,464

		10,174,254

Electronics — 2.5%
Flextronics International Ltd.*	161,300	1,824,303
Itron, Inc.*	81,900	2,820,636

		4,644,939

Engineering & Construction — 1.4%
KBR, Inc.	140,700	2,740,836

Environmental Control — 2.1%
Covanta Holding Corp.	186,400	3,949,816

Gas — 1.6%
CenterPoint Energy, Inc.	160,000	3,044,800

Healthcare Products — 1.9%
Zimmer Holdings, Inc.	32,100	3,506,283

Household Products & Wares — 1.2%
Avery Dennison Corp.	38,500	2,346,190

	Number of Shares	Value†

Insurance — 1.0%
Lincoln National Corp.	32,500	$1,924,650

Machinery - Diversified — 1.0%
The Manitowoc Co., Inc.	93,400	1,830,640

Miscellaneous Manufacturing — 3.2%
Harsco Corp.	174,900	2,885,850
Valmont Industries, Inc.	26,900	3,197,603

		6,083,453

Oil & Gas — 5.6%
Cabot Oil & Gas Corp.	108,200	3,412,628
Devon Energy Corp.	66,600	3,962,034
Energy Transfer Partners, LP	46,075	2,405,115
Southwestern Energy Co.*	36,400	827,372

		10,607,149

Oil & Gas Services — 1.5%
Cameron International Corp.*	54,700	2,864,639

Pharmaceuticals — 1.1%
Cardinal Health, Inc.	25,400	2,124,710

Pipelines — 1.8%
ONEOK, Inc.	88,400	3,490,032

Retail — 12.3%
Best Buy Co., Inc.	117,100	3,818,631
CVS Health Corp.	50,800	5,327,904
Darden Restaurants, Inc.	52,600	3,738,808
Express, Inc.*	177,400	3,212,714
Kohl’s Corp.	63,900	4,000,779
Staples, Inc.	215,200	3,294,712

		23,393,548

Savings & Loans — 2.2%
BankUnited, Inc.	115,200	4,139,136

Semiconductors — 3.0%
ON Semiconductor Corp.*	238,500	2,788,065
Skyworks Solutions, Inc.	27,600	2,873,160

		5,661,225

Software — 5.0%
Check Point Software Technologies Ltd.*	49,200	3,913,860
Nuance Communications, Inc.*	319,088	5,587,231

		9,501,091

Telecommunications — 3.4%
Amdocs Ltd.	79,500	4,339,905
Telephone & Data Systems, Inc.	74,400	2,187,360

		6,527,265

TOTAL COMMON STOCKS (Cost $138,147,014)		165,044,688

REAL ESTATE INVESTMENT TRUSTS — 5.0%
Building & Real Estate — 3.8%
Starwood Property Trust, Inc.	165,900	3,578,463
Starwood Waypoint Residential Trust	150,220	3,569,227

		7,147,690

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 1.2%
Corrections Corporation of America	70,617	$2,336,011

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,368,188)		9,483,701

RIGHTS — 0.0%
Food — 0.0%
Safeway Casa Ley CVR, 01/30/19*~	47,300	0
Safeway PDC CVR, 01/30/17*~	47,300	0

TOTAL RIGHTS (Cost $50,313)		0

SHORT-TERM INVESTMENTS — 6.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $12,850,469)	12,850,469	12,850,469

TOTAL INVESTMENTS — 98.8% (Cost $160,415,984)		$187,378,858

Other Assets & Liabilities — 1.2%		2,371,011

TOTAL NET ASSETS — 100.0%		$189,749,869

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $0.

LP — Limited Partnership.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$165,044,688	$165,044,688	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,483,701	9,483,701	—	—
SHORT-TERM INVESTMENTS	12,850,469	12,850,469	—	—

TOTAL INVESTMENTS	$187,378,858	$187,378,858	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.2%
Apparel — 0.7%
Ralph Lauren Corp.	4,470	$591,649

Auto Manufacturers — 1.2%
Honda Motor Co. Ltd.ADR	15,754	510,430
Oshkosh Corp.	12,096	512,628

		1,023,058

Banks — 11.4%
Bank of Hawaii Corp.	9,269	618,057
BB&T Corp.	10,657	429,584
BOK Financial Corp.	7,772	540,776
Comerica, Inc.	11,126	570,986
Commerce Bancshares, Inc.	20,155	942,649
Cullen/Frost Bankers, Inc.	6,704	526,800
M&T Bank Corp.	7,590	948,219
Northern Trust Corp.	28,427	2,173,529
State Street Corp.	8,006	616,462
SunTrust Banks, Inc.	13,913	598,537
The PNC Financial Services Group, Inc.	10,671	1,020,681
Westamerica Bancorporation	18,585	941,330

		9,927,610

Chemicals — 0.8%
The Mosaic Co.	15,804	740,417

Commercial Services — 1.8%
The ADT Corp.	22,413	752,404
Tyco International PLC	22,441	863,530

		1,615,934

Computers — 2.1%
SanDisk Corp.	15,155	882,324
Western Digital Corp.	12,722	997,659

		1,879,983

Distribution & Wholesale — 0.3%
Beacon Roofing Supply, Inc.*	6,734	223,704

Diversified Financial Services — 2.6%
Franklin Resources, Inc.	12,055	591,057
LPL Financial Holdings, Inc.	13,853	644,026
Markit Ltd.	24,111	616,518
T. Rowe Price Group, Inc.	5,655	439,563

		2,291,164

Diversified Operations — 0.6%
Pentair PLC	7,323	503,456

Electric — 6.8%
Consolidated Edison, Inc.	8,575	496,321
Edison International	19,324	1,074,028
Great Plains Energy, Inc.	28,595	690,855
NorthWestern Corp.	7,871	383,711
OGE Energy Corp.	11,554	330,098
PG&E Corp.	10,925	536,418
The Southern Co.	10,119	423,986
Westar Energy, Inc.	29,601	1,012,946
Xcel Energy, Inc.	31,285	1,006,751

		5,955,114

	Number of Shares	Value†

Electrical Components & Equipment — 1.4%
Emerson Electric Co.	21,531	$1,193,463

Electronics — 3.0%
Keysight Technologies, Inc.*	27,520	858,349
Koninklijke Philips N.V.	42,359	1,077,652
TE Connectivity Ltd.	11,011	708,007

		2,644,008

Environmental Control — 3.6%
Clean Harbors, Inc.*	12,341	663,205
Republic Services, Inc.	64,462	2,524,977

		3,188,182

Food — 8.2%
Campbell Soup Co.	10,567	503,518
ConAgra Foods, Inc.	29,413	1,285,936
General Mills, Inc.	15,937	888,010
Kellogg Co.	14,357	900,184
Mondelez International, Inc., Class A	22,068	907,877
Sysco Corp.	55,715	2,011,311
The J.M. Smucker Co.	5,973	647,533

		7,144,369

Gas — 2.1%
Atmos Energy Corp.	14,722	754,944
The Laclede Group, Inc.	20,630	1,073,998

		1,828,942

Healthcare Products — 3.5%
Becton Dickinson & Co.	3,260	461,779
Boston Scientific Corp.*	34,020	602,154
Hospira, Inc.*	792	70,258
Stryker Corp.	8,556	817,697
Zimmer Holdings, Inc.	10,128	1,106,282

		3,058,170

Healthcare Services — 3.8%
Cigna Corp.	2,371	384,102
Humana, Inc.	2,080	397,862
LifePoint Hospitals, Inc.*	16,134	1,402,851
Quest Diagnostics, Inc.	15,313	1,110,499

		3,295,314

Home Builders — 1.5%
PulteGroup, Inc.	22,887	461,173
Thor Industries, Inc.	5,851	329,294
Toll Brothers, Inc.*	14,005	534,851

		1,325,318

Insurance — 7.9%
ACE Ltd.	7,382	750,602
Aflac, Inc.	6,503	404,487
Arthur J Gallagher & Co.	4,472	211,526
Brown & Brown, Inc.	18,048	593,057
HCC Insurance Holdings, Inc.	10,974	843,242
MetLife, Inc.	7,782	435,714
ProAssurance Corp.	9,023	416,953

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Reinsurance Group of America, Inc.	9,346	$886,655
The Allstate Corp.	3,343	216,860
The Chubb Corp.	5,208	495,489
The Travelers Cos., Inc.	4,583	442,993
Torchmark Corp.	6,383	371,618
Unum Group	22,276	796,367

		6,865,563

Iron & Steel — 0.7%
Nucor Corp.	13,969	615,614

Leisure Time — 0.9%
Carnival Corp.	15,276	754,482

Miscellaneous Manufacturing — 0.2%
Textron, Inc.	4,804	214,403

Oil & Gas — 9.4%
Apache Corp.	9,253	533,250
Cimarex Energy Co.	5,977	659,323
Devon Energy Corp.	21,971	1,307,055
EQT Corp.	5,564	452,576
Helmerich & Payne, Inc.	9,181	646,526
Imperial Oil Ltd.	52,551	2,030,093
Noble Energy, Inc.	29,933	1,277,540
Occidental Petroleum Corp.	17,080	1,328,312

		8,234,675

Oil & Gas Services — 1.3%
Cameron International Corp.*	21,013	1,100,451

Packaging and Containers — 1.1%
Bemis Co., Inc.	9,655	434,572
Sonoco Products Co.	13,283	569,309

		1,003,881

Pharmaceuticals — 0.5%
Cardinal Health, Inc.	2,595	217,072
Express Scripts Holding Co.*	2,912	258,993

		476,065

Retail — 2.9%
Advance Auto Parts, Inc.	5,514	878,325
Bed Bath & Beyond, Inc.*	6,187	426,779
CST Brands, Inc.	13,330	520,670
Lowe’s Cos., Inc.	4,550	304,714
Target Corp.	5,200	424,476

		2,554,964

Savings & Loans — 0.2%
Capitol Federal Financial, Inc.	12,667	152,511

Semiconductors — 5.4%
Applied Materials, Inc.	49,183	945,297
Broadcom Corp., Class A	3,033	156,169
Lam Research Corp.	10,862	883,624
Maxim Integrated Products, Inc.	19,182	663,218
Microchip Technology, Inc.	18,272	866,550
Micron Technology, Inc.*	29,820	561,809

	Number of Shares	Value†

Semiconductors — (continued)
Teradyne, Inc.	32,615	$629,143

		4,705,810

Software — 0.5%
Fidelity National Information Services, Inc.	7,269	449,224

Telecommunications — 1.9%
CenturyLink, Inc.	31,566	927,409
Harris Corp.	5,771	443,848
Rogers Communications, Inc., Class B	8,471	300,452

		1,671,709

Toys, Games & Hobbies — 0.8%
Mattel, Inc.	26,432	679,038

Transportation — 1.1%
Heartland Express, Inc.	36,772	743,898
Werner Enterprises, Inc.	8,870	232,837

		976,735

TOTAL COMMON STOCKS (Cost $74,800,538)		78,884,980

REAL ESTATE INVESTMENT TRUSTS — 4.5%
Diversified — 2.3%
Corrections Corporation of America	27,234	900,901
Weyerhaeuser Co.	35,018	1,103,067

		2,003,968

Hotels & Resorts — 0.5%
Host Hotels & Resorts, Inc.	22,421	444,609

Office Property — 1.7%
Boston Properties, Inc.	2,308	279,360
Empire State Realty Trust, Inc.	17,813	303,890
Piedmont Office Realty Trust, Inc., Class A	51,131	899,394

		1,482,644

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,071,971)		3,931,221

EXCHANGE TRADED FUNDS — 2.9%
Investment Companies — 2.9%
iShares Russell MidCap Value Index Fund (Cost $2,547,988)	34,219	2,523,993

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $256,406)	256,406	256,406

TOTAL INVESTMENTS — 97.9% (Cost $81,676,903)		$85,596,600

Other Assets & Liabilities — 2.1%		1,861,325

TOTAL NET ASSETS — 100.0%		$87,457,925

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Mid Core Value Fund

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$78,884,980	$78,884,980	$—	$—
REAL ESTATE INVEST MENT TRUSTS	3,931,221	3,931,221	—	—
EXCHANGE TRADED FUNDS	2,523,993	2,523,993	—	—
SHORT-TERM INVEST MENTS	256,406	256,406	—	—

TOTAL INVEST MENTS	$85,596,600	$85,596,600	$—	$—

Fair Value of Level 2 investments at 12/31/14 was $1,995,166 which was a result of valuing investments using third-party vendor modeling tools. An amount of $1,420,115 was transferred from Level 2 into Level 1 at 6/30/2015 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 88.4%
Airlines — 1.0%
Spirit Airlines, Inc.*	10,430	$647,703

Apparel — 2.6%
Carter’s, Inc.	8,950	951,385
Columbia Sportswear Co.	13,222	799,402

		1,750,787

Auto Parts & Equipment — 3.0%
Allison Transmission Holdings, Inc.	17,410	509,417
Gentherm, Inc.*	12,768	701,091
WABCO Holdings, Inc.*	6,580	814,077

		2,024,585

Beverages — 0.9%
Constellation Brands, Inc., Class A	5,400	626,508

Biotechnology — 4.3%
Alnylam Pharmaceuticals, Inc.*	5,664	678,944
AMAG Pharmaceuticals, Inc.*	12,070	833,554
Bluebird Bio, Inc.*	2,460	414,190
Novavax, Inc.*	53,223	592,904
Puma Biotechnology, Inc.*	730	85,228
Ultragenyx Pharmaceutical, Inc.*	2,610	267,238

		2,872,058

Building Materials — 1.0%
Vulcan Materials Co.	7,860	659,690

Chemicals — 1.6%
Axalta Coating Systems Ltd.*	32,159	1,063,820

Commercial Services — 13.2%
Allegion PLC	15,410	926,757
Bright Horizons Family Solutions, Inc.*	15,470	894,166
CoStar Group, Inc.*	6,264	1,260,693
Euronet Worldwide, Inc.*	14,561	898,414
Mobileye NV	6,900	366,873
SEI Investments Co.	25,350	1,242,910
Servicemaster Global Holdings, Inc.*	38,582	1,395,511
Vantiv, Inc., Class A*	22,577	862,216
WEX, Inc.*	8,500	968,745

		8,816,285

Computers — 1.2%
EPAM Systems, Inc.*	10,930	778,544

Diversified Financial Services — 1.4%
Affiliated Managers Group, Inc.	350	76,510
Evercore Partners, Inc., Class A	1,734	93,567
Raymond James Financial, Inc.	12,780	761,432

		931,509

Electrical Components & Equipment — 1.4%
Acuity Brands, Inc.	5,413	974,232

Electronics — 1.9%
TASER International, Inc.*	25,100	836,081
Tower Semiconductor Ltd.	26,530	409,623

		1,245,704

	Number of Shares	Value†

Entertainment — 2.8%
Cinemark Holdings, Inc.	29,410	$1,181,400
Vail Resorts, Inc.	6,520	711,984

		1,893,384

Food — 0.9%
Sprouts Farmers Market Inc*	21,762	587,139

Hand & Machine Tools — 0.8%
Snap-On, Inc.	3,280	522,340

Healthcare Products — 7.1%
Alere, Inc.*	17,796	938,739
Align Technology, Inc.*	15,150	950,057
Cepheid, Inc.*	13,869	848,089
DexCom, Inc.*	11,089	886,898
IDEXX Laboratories, Inc.*	3,894	249,761
The Cooper Cos., Inc.	4,950	880,952

		4,754,496

Healthcare Services — 3.5%
Catalent, Inc.*	18,070	529,993
Community Health Systems, Inc.*	13,920	876,543
Envision Healthcare Holdings Inc*	24,459	965,641

		2,372,177

Home Furnishings — 1.2%
Harman International Industries, Inc.	6,940	825,444

Internet — 2.7%
Splunk, Inc.*	15,530	1,081,199
Vipshop Holdings Ltd. ADR*	32,950	733,137

		1,814,336

Leisure Time — 2.2%
Brunswick Corp.	11,500	584,890
Jarden Corp.*	17,370	898,897

		1,483,787

Machinery—Diversified — 3.1%
Cognex Corp.	16,270	782,587
Wabtec Corp.	13,650	1,286,376

		2,068,963

Miscellaneous Manufacturing — 2.6%
Carlisle Cos., Inc.	12,910	1,292,549
Proto Labs, Inc.*	6,333	427,351

		1,719,900

Oil & Gas — 1.5%
Diamondback Energy, Inc.*	10,630	801,289
Sanchez Energy Corp.*	18,340	179,732

		981,021

Pharmaceuticals — 4.1%
BioMarin Pharmaceutical, Inc.*	3,873	529,749
GW Pharmaceuticals PLC ADR*	2,740	336,582
Jazz Pharmaceuticals PLC*	1,890	332,772
Medivation, Inc.*	6,295	718,889
VCA, Inc.*	15,180	825,868

		2,743,860

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 0.8%
The Howard Hughes Corp.*	3,760	$539,710

Retail — 8.7%
Caleres, Inc.	17,950	570,451
Dave & Buster’s Entertainment, Inc.*	24,190	873,017
Domino’s Pizza, Inc.	7,210	817,614
Lithia Motors, Inc., Class A	8,495	961,294
Lululemon Athletica, Inc.*	12,220	797,966
The Men’s Wearhouse, Inc.	13,470	863,023
The Michaels Cos, Inc.*	33,939	913,299

		5,796,664

Semiconductors — 1.6%
Ambarella, Inc.*	6,690	686,996
Veeco Instruments, Inc.*	12,530	360,112

		1,047,108

Shipbuilding — 0.9%
Huntington Ingalls Industries, Inc.	5,450	613,615

Software — 8.0%
Black Knight Financial Services Inc*	13,781	425,419
CyberArk Software Ltd.*	9,137	573,986
Fleetmatics Group PLC*	16,069	752,511
Guidewire Software, Inc.*	14,121	747,425
Imperva, Inc.*	4,745	321,237
Solera Holdings, Inc.	9,946	443,194
Tableau Software, Inc., Class A*	8,760	1,010,028
Tyler Technologies, Inc.*	8,061	1,042,932

		5,316,732

Telecommunications — 1.1%
SBA Communications Corp., Class A*	6,306	725,001

Transportation — 1.3%
Old Dominion Freight Line, Inc.*	12,280	842,469

TOTAL COMMON STOCKS (Cost $46,818,752)		59,039,571

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,203,010)	1,203,010	1,203,010

TOTAL INVESTMENTS — 90.2% (Cost $48,021,762)		$60,242,581

Other Assets & Liabilities — 9.8%		6,530,672

TOTAL NET ASSETS — 100.0%		$66,773,253

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	92%
Canada	2
Israel	2
Cayman Islands	1
China	1
Ireland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$59,039,571	$59,039,571	$—	$—
SHORT-TERM INVEST MENTS	1,203,010	1,203,010	—	—

TOTAL INVEST MENTS	$60,242,581	$60,242,581	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 88.9%
Aerospace & Defense — 1.2%
Spirit Aerosystems Holdings, Inc., Class A*	17,870	$984,816

Apparel — 1.2%
Crocs, Inc.*	61,890	910,402

Auto Manufacturers — 1.0%
Oshkosh Corp.	18,250	773,435

Auto Parts & Equipment — 3.5%
Dana Holding Corp.	43,840	902,227
Lear Corp.	8,350	937,371
Tenneco, Inc.*	15,630	897,787

		2,737,385

Banks — 8.5%
Associated Banc-Corp.	37,730	764,787
Comerica, Inc.	18,935	971,744
Huntington Bancshares, Inc.	92,520	1,046,401
Susquehanna Bancshares, Inc.	55,300	780,836
Synovus Financial Corp.	22,100	681,122
Texas Capital Bancshares, Inc.*	8,970	558,293
Webster Financial Corp.	18,620	736,421
Zions Bancorporation	38,650	1,226,558

		6,766,162

Chemicals — 2.0%
A. Schulman, Inc.	20,820	910,251
Huntsman Corp.	30,820	680,197

		1,590,448

Commercial Services — 1.3%
Booz Allen Hamilton Holding Corp.	39,460	995,970

Computers — 2.9%
Brocade Communications Systems, Inc.	60,800	722,304
Insight Enterprises, Inc.*	14,540	434,891
NCR Corp.*	36,920	1,111,292

		2,268,487

Distribution & Wholesale — 2.3%
Arrow Electronics, Inc.*	15,810	882,198
WESCO International, Inc.*	13,380	918,403

		1,800,601

Diversified Financial Services — 1.9%
E*TRADE Financial Corp.*	25,900	775,705
SLM Corp.*	74,100	731,367

		1,507,072

Electric — 2.1%
PNM Resources, Inc.	36,480	897,408
Westar Energy, Inc.	22,260	761,737

		1,659,145

Electrical Components & Equipment — 0.7%
General Cable Corp.	27,060	533,894

Electronics — 4.7%
Avnet, Inc.	25,860	1,063,105
Celestica, Inc.*	37,760	439,526
Keysight Technologies, Inc.*	23,540	734,213

	Number of Shares	Value†

Electronics — (continued)
TTM Technologies, Inc.*	58,550	$584,914
Vishay Intertechnology, Inc.	78,940	922,019

		3,743,777

Engineering & Construction — 4.4%
AECOM*	30,454	1,007,418
EMCOR Group, Inc.	19,720	942,024
Granite Construction, Inc.	24,880	883,489
Tutor Perini Corp.*	31,570	681,281

		3,514,212

Food — 2.5%
Dean Foods Co.	59,765	966,400
Ingredion, Inc.	13,160	1,050,300

		2,016,700

Gas — 2.4%
Southwest Gas Corp.	16,960	902,441
UGI Corp.	29,615	1,020,237

		1,922,678

Hand & Machine Tools — 1.3%
Regal-Beloit Corp.	13,730	996,661

Healthcare Services — 3.5%
LifePoint Hospitals, Inc.*	11,900	1,034,705
Molina Healthcare, Inc.*	10,300	724,090
WellCare Health Plans, Inc.*	12,120	1,028,140

		2,786,935

Home Builders — 2.5%
Meritage Homes Corp.*	20,990	988,419
PulteGroup, Inc.	28,080	565,812
Thor Industries, Inc.	8,100	455,868

		2,010,099

Household Products & Wares — 1.8%
Avery Dennison Corp.	12,120	738,593
Helen of Troy Ltd.*	7,400	721,426

		1,460,019

Insurance — 10.6%
American Financial Group, Inc.	17,130	1,114,135
Aspen Insurance Holdings Ltd.	22,710	1,087,809
CNO Financial Group, Inc.	64,920	1,191,282
Essent Group Ltd.*	34,834	952,710
First American Financial Corp.	26,650	991,647
StanCorp Financial Group, Inc.	13,240	1,001,076
The Hanover Insurance Group, Inc.	14,170	1,049,005
Validus Holdings Ltd.	23,170	1,019,248

		8,406,912

Internet — 1.2%
CDW Corp.	26,540	909,791

Iron & Steel — 0.8%
Steel Dynamics, Inc.	31,450	651,487

Machinery — Construction & Mining — 0.8%
Terex Corp.	28,220	656,115

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.0%
ITT Corp.	18,320	$766,509

Oil & Gas — 3.1%
Bill Barrett Corp.*	41,830	359,320
Rosetta Resources, Inc.*	45,070	1,042,920
SM Energy Co.	21,935	1,011,642

		2,413,882

Oil & Gas Services — 0.7%
Mrc Global Inc*	35,950	555,068

Packaging and Containers — 0.7%
Graphic Packaging Holding Co.	42,250	588,543

Retail — 8.7%
Big Lots, Inc.	24,990	1,124,300
Bloomin’ Brands, Inc.	44,820	956,907
Caleres, Inc.	23,410	743,970
Dillard’s, Inc., Class A	6,470	680,579
GameStop Corp., Class A	21,720	933,091
Office Depot, Inc.*	94,180	815,599
Pier 1 Imports, Inc.	46,120	582,496
The Children’s Place, Inc.	15,970	1,044,598

		6,881,540

Savings & Loans — 0.8%
First Niagara Financial Group, Inc.	65,450	617,848

Semiconductors — 2.7%
Advanced Micro Devices, Inc.*	104,700	251,280
Fairchild Semiconductor International, Inc.*	61,170	1,063,135
Lam Research Corp.	9,770	794,789

		2,109,204

Software — 1.0%
Electronic Arts, Inc.*	11,520	766,080

Telecommunications — 3.3%
Amdocs Ltd.	12,365	675,005
Finisar Corp.*	43,510	777,524
Genpact Ltd.*	31,560	673,175
Polycom, Inc.*	45,840	524,409

		2,650,113

Transportation — 1.8%
Con-way, Inc.	15,470	593,584
Ryder System, Inc.	9,650	843,120

		1,436,704

TOTAL COMMON STOCKS (Cost $57,889,872)		70,388,694

REAL ESTATE INVESTMENT TRUSTS — 4.0%
Apartments — 0.8%
Mid-America Apartment Communities, Inc.	8,560	623,254

Diversified — 1.2%
Gramercy Property Trust, Inc.	21,380	499,651
STAG lndustrial, Inc.	21,980	439,600

		939,251

	Number of Shares	Value†

Healthcare — 1.1%
LTC Properties, Inc.	21,370	$888,992

Hotels & Resorts — 0.2%
RLJ Lodging Trust	6,000	178,680

Strip Centers — 0.7%
DDR Corp.	38,220	590,881

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,154,789)		3,221,058

SHORT-TERM INVESTMENTS — 4.6%
BlackRock Liquidity Funds FedFund Portfolio -Institutional Shares (Cost $3,618,345)	3,618,345	3,618,345

TOTAL INVESTMENTS — 97.5% (Cost $64,663,006)		$77,228,097

Other Assets & Liabilities — 2.5%		1,966,144

TOTAL NET ASSETS — 100.0%		$79,194,241

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Country Weightings as of 06/30/2015††
United States	94%
Bermuda	5
Canada	1

Total	100%

††	% of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$70,388,694	$70,388,694	$—	$—
TOTAL REAL ESTATE INVESTMENT TRUSTS	3,221,058	3,221,058	—	—
SHORT-TERM INVEST MENTS	3,618,345	3,618,345	—	—

TOTAL INVEST MENTS	$77,228,097	$77,228,097	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.7%
Aerospace & Defense — 2.5%
HEICO Corp., Class A	49,197	$2,497,732

Apparel — 5.0%
Carter’s, Inc.	23,391	2,486,463
Gildan Activewear, Inc.	26,965	896,317
Wolverine World Wide, Inc.	58,402	1,663,289

		5,046,069

Banks — 2.2%
Bank of the Ozarks, Inc.	25,016	1,144,482
SVB Financial Group*	7,743	1,114,837

		2,259,319

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.	1	107
Concordia Healthcare Corp.	6,603	477,118
Incyte Corp.*	6,897	718,736
Ligand Pharmaceuticals, Inc.*	5,706	575,736
Puma Biotechnology, Inc.*	3,233	377,453

		2,149,150

Chemicals — 2.3%
Sensient Technologies Corp.	33,281	2,274,423

Commercial Services — 10.6%
Alarm.com Holdings, Inc.*	17,357	266,951
Corporate Executive Board Co. (The)	14,093	1,226,936
CoStar Group, Inc.*	4,645	934,853
Euronet Worldwide, Inc.*	35,251	2,174,987
Gartner, Inc.*	7,638	655,188
Healthcare Services Group, Inc.	28,977	957,690
Healthequity, Inc.*	18,257	585,137
Nord Anglia Education, Inc.*	50,782	1,245,174
Rollins, Inc.	17,701	505,009
Servicemaster Global Holdings, Inc.*	39,641	1,433,815
SP Plus Corp.*	25,729	671,784

		10,657,524

Computers — 4.0%
Barracuda Networks, Inc.*	8,396	332,650
Cadence Design Systems, Inc.*	82,412	1,620,220
Jack Henry & Associates, Inc.	25,010	1,618,147
Stratasys Ltd.*	12,940	451,994

		4,023,011

Distribution & Wholesale — 1.3%
WESCO International, Inc.*	18,647	1,279,930

Diversified Financial Services — 3.8%
Artisan Partners Asset Management, Inc., Class A	8,579	398,580
Financial Engines, Inc.	16,094	683,673
LPL Financial Holdings, Inc.	14,307	665,132
MarketAxess Holdings, Inc.	12,227	1,134,299
Markit Ltd.*	26,578	679,600
Virtu Financial, Inc., Class A*	12,861	301,976

		3,863,260

	Number of Shares	Value†

Electrical Components & Equipment — 3.2%
Belden, Inc.	20,131	$1,635,241
EnerSys	22,299	1,567,397

		3,202,638

Electronics — 3.0%
CTS Corp.	34,947	673,429
National Instruments Corp.	13,809	406,813
OSI Systems, Inc.*	16,525	1,169,805
Sensata Technologies Holding N.V.*	15,571	821,214

		3,071,261

Energy-Alternate Sources — 0.2%
Enphase Energy, Inc.*	25,356	192,959

Entertainment — 2.6%
AMC Entertainment Holdings, Inc., Class A	26,187	803,417
Manchester United PLC, Class A*	33,742	602,632
National CineMedia, Inc.	61,156	976,050
SFX Entertainment, Inc.*	53,717	241,189

		2,623,288

Environmental Control — 0.8%
Clean Harbors, Inc.*	15,789	848,501

Hand & Machine Tools — 1.4%
Kennametal, Inc.	41,893	1,429,389

Healthcare Products — 6.3%
Bio-Techne Corp.	11,697	1,151,804
Cimpress NV*	10,647	896,051
Endologix, Inc.*	80,197	1,230,222
Glaukos Corp.*	648	18,779
LDR Holding Corp.*	30,735	1,329,289
Masimo Corp.*	23,642	915,891
Quidel Corp.*	33,346	765,291

		6,307,327

Healthcare Services — 1.6%
Catalent, Inc.*	44,781	1,313,427
OvaScience, Inc.*	8,135	235,345
Teladoc, Inc.*	2,653	50,407

		1,599,179

Household Products & Wares — 2.4%
Ontex Group NV	30,573	917,551
Prestige Brands Holdings, Inc.*	21,823	1,009,096
Tumi Holdings, Inc.*	25,771	528,821

		2,455,468

Insurance — 0.5%
RLI Corp.	10,580	543,706

Internet — 2.4%
ChannelAdvisor Corp.*	28,507	340,659
Endurance International Group Holdings, Inc.*	53,578	1,106,921
Wayfair, Inc., Class A*	13,595	511,716
Zillow Group, Inc.*	5,675	492,249

		2,451,545

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.9%
Nordson Corp.	5,782	$450,360
Tennant Co.	6,428	420,006
Wabtec Corp.	10,788	1,016,661

		1,887,027

Medical Instruments — 0.5%
Novadaq Technologies, Inc.*	38,743	469,178

Metal Fabricate/Hardware — 1.3%
Rexnord Corp.*	56,450	1,349,719

Miscellaneous Manufacturing — 1.1%
Proto Labs, Inc.*	9,449	637,618
Raven Industries, Inc.	25,382	516,016

		1,153,634

Oil & Gas Services — 1.3%
Dril-Quip, Inc.*	10,087	759,047
Targa Resources Corp.	6,263	558,785

		1,317,832

Pharmaceuticals — 9.4%
Akorn, Inc.*	15,901	694,238
Alkermes PLC*	9,989	642,692
Anacor Pharmaceuticals, Inc.*	2,795	216,417
DepoMed, Inc.*	18,145	389,392
Dyax Corp.*	37,023	981,109
Eagle Pharmaceuticals, Inc.*	11,527	932,073
Flamel Technologies S.A., ADR*	34,587	732,899
IGI Laboratories, Inc.*	55,953	352,504
Ironwood Pharmaceuticals, Inc.*	43,240	521,474
Mallinckrodt PLC*	6,787	798,966
Medivation, Inc.*	3,397	387,937
Pacira Pharmaceuticals, Inc.*	7,786	550,626
Pernix Therapeutics Holdings, Inc.*	52,598	311,380
Phibro Animal Health Corp., Class A	34,625	1,348,297
Relypsa, Inc.*	15,506	513,094
Seres Therapeutics, Inc.*	1,744	72,376

		9,445,474

Real Estate — 1.0%
Jones Lang LaSalle, Inc.	4,060	694,260
The St. Joe Co.*	22,954	356,476

		1,050,736

Real Estate Investment Trusts — 0.4%
Lamar Advertising Co.	7,320	420,754

Retail — 3.9%
Biglari Holdings, Inc.*	3,051	1,262,351
Casey’s General Stores, Inc.	11,402	1,091,628
Dunkin’ Brands Group, Inc.	7,930	436,150
Hibbett Sports, Inc.*	14,365	669,122
Sally Beauty Holdings, Inc.*	15,011	474,047

		3,933,298

Semiconductors — 4.0%
Atmel Corp.	166,974	1,645,529

	Number of Shares	Value†

FEI Co.	14,971	$1,241,545
ON Semiconductor Corp.*	96,105	1,123,467

		4,010,541

Software — 14.0%
ACI Worldwide, Inc.*	50,486	1,240,441
Advent Software, Inc.	15,867	701,480
athenahealth, Inc.*	5,648	647,148
Blackbaud, Inc.	46,033	2,621,579
Broadridge Financial Solutions, Inc.	37,973	1,899,030
Envestnet, Inc.*	18,138	733,319
Evolent Health, Inc.*	6,588	128,466
Guidewire Software, Inc.*	14,161	749,542
Informatica Corp.*	13,173	638,495
RealPage, Inc.*	36,787	701,528
Solera Holdings, Inc.	28,040	1,249,463
SS&C Technologies Holdings, Inc.	45,832	2,864,500

		14,174,991

Telecommunications — 1.8%
NICE Systems, Ltd. ADR	28,174	1,791,585

Transportation — 1.9%
Landstar System, Inc.	10,227	683,880
Old Dominion Freight Line, Inc.*	11,448	785,390
Saia, Inc.*	10,339	406,219

		1,875,489

TOTAL COMMON STOCKS (Cost $78,233,267)		101,655,937

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,638,143)	2,638,143	2,638,143

TOTAL INVESTMENTS — 103.3% (Cost $80,871,410)		$104,294,080

Other Assets & Liabilities — (3.3)%		(3,364,859)

TOTAL NET ASSETS — 100.0%		$100,929,221

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Growth Fund

Country Weightings as of 06/30/2015††
United States	91%
Canada	2
Israel	2
Belgium	1
Hong Kong	1
Ireland	1
Netherlands	1
Other	1

Total	100%

†† % of total investments as of June 30, 2015

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$101,655,937	$101,655,937	$—	$—
SHORT- TERM INVEST MENTS	2,638,143	2,638,143	—	—

TOTAL INVEST MENTS	$104,294,080	$104,294,080	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 86.5%
Aerospace & Defense — 2.9%
Curtiss-Wright Corp.	25,012	$1,811,869
Esterline Technologies Corp.*	26,054	2,483,988
Kaman Corp.	32,306	1,354,914
Moog, Inc., Class A*	22,310	1,576,871

		7,227,642

Apparel — 1.0%
Carter’s, Inc.	17,413	1,851,002
Steven Madden Ltd.*	16,054	686,790

		2,537,792

Auto Parts & Equipment — 0.7%
American Axle & Manufacturing Holdings, Inc.*	36,748	768,401
Tenneco, Inc.*	6,698	384,733
Tower International, Inc.*	24,393	635,437

		1,788,571

Banks — 15.6%
BancorpSouth, Inc.	85,919	2,213,273
Bank of the Ozarks, Inc.	52,849	2,417,842
Banner Corp.	26,761	1,282,655
Boston Private Financial Holdings, Inc.	80,476	1,079,183
Bridge Capital Holdings*	2,599	77,450
CoBiz Financial, Inc.	30,611	400,086
Community Bank System, Inc.	28,410	1,073,046
ConnectOne Bancorp, Inc.	15,486	333,413
CVB Financial Corp.	39,716	699,399
First Financial Bankshares, Inc.	36,426	1,261,797
First Merchants Corp.	4,544	112,237
First Midwest Bancorp, Inc.	40,569	769,594
Glacier Bancorp, Inc.	51,567	1,517,101
Great Western Bancorp, Inc.	57,219	1,379,550
Heritage Financial Corp.	18,376	328,379
Home BancShares, Inc.	26,169	956,739
Independent Bank Corp.	20,724	971,748
Independent Bank Group, Inc.	9,564	410,296
Lakeland Financial Corp.	11,512	499,275
LegacyTexas Financial Group, Inc.	53,763	1,623,643
MB Financial, Inc.	53,668	1,848,326
PacWest Bancorp	43,509	2,034,481
Pinnacle Financial Partners, Inc.	32,167	1,748,920
PrivateBancorp, Inc.	71,624	2,852,068
Prosperity Bancshares, Inc.	30,465	1,759,049
Sandy Spring Bancorp, Inc.	15,072	421,714
South State Corp.	18,781	1,427,168
Southwest Bancorp, Inc.	21,578	401,566
State Bank Financial Corp.	35,831	777,533
Summit State Bank	7,362	96,553
Texas Capital Bancshares, Inc.*	14,610	909,326
The First of Long Island Corp.	11,390	315,731
Trico Bancshares	15,225	366,161
UMB Financial Corp.	25,960	1,480,239
Webster Financial Corp.	69,566	2,751,335

		38,596,876

	Number of Shares	Value†

Building Materials — 1.0%
Continental Building Products, Inc.*	46,936	$994,574
Eagle Materials, Inc.	14,932	1,139,760
NCI Building Systems, Inc.*	22,161	333,966

		2,468,300

Chemicals — 2.6%
Axiall Corp.	7,966	287,174
Cytec Industries, Inc.	15,893	962,003
Methanex Corp.	19,457	1,082,977
Minerals Technologies, Inc.	5,922	403,466
Olin Corp.	8,290	223,415
PolyOne Corp.	33,721	1,320,852
Quaker Chemical Corp.	10,490	931,932
WR Grace & Co.*	12,134	1,217,040

		6,428,859

Commercial Services — 3.4%
Albany Molecular Research, Inc.*	41,142	831,891
Convergys Corp.	53,715	1,369,196
HMS Holdings Corp.*	77,100	1,323,807
Live Nation Entertainment, Inc.*	66,494	1,827,920
Monro Muffler Brake, Inc.	8,262	513,566
On Assignment, Inc.*	43,933	1,725,688
TrueBlue, Inc.*	26,802	801,380

		8,393,448

Computers — 0.5%
Electronics for Imaging, Inc.*	26,777	1,165,067

Distribution & Wholesale — 1.2%
Beacon Roofing Supply, Inc.*	25,312	840,864
Core-Mark Holding Co., Inc.	13,859	821,146
WESCO International, Inc.*	18,064	1,239,913

		2,901,923

Diversified Financial Services — 2.2%
Cohen & Steers, Inc.	8,084	275,503
MarketAxess Holdings, Inc.	8,224	762,940
Moelis & Co., Class A	10,642	305,532
OM Asset Management PLC	74,110	1,318,417
Stifel Financial Corp.*	33,764	1,949,533
Virtu Financial, Inc., Class A*	17,356	407,519
Virtus Investment Partners, Inc.	3,606	476,894

		5,496,338

Electric — 3.8%
Black Hills Corp.	19,954	870,992
Dynegy, Inc.*	44,339	1,296,916
IDACORP, Inc.	35,760	2,007,566
NorthWestern Corp.	30,534	1,488,533
PNM Resources, Inc.	71,925	1,769,355
Portland General Electric Co.	62,058	2,057,843

		9,491,205

Electrical Components & Equipment — 0.7%
Belden, Inc.	12,199	990,925
Littelfuse, Inc.	7,679	728,660

		1,719,585

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.9%
CTS Corp.	41,027	$790,590
Newport Corp.*	45,774	867,875
Plexus Corp.*	24,184	1,061,194
Watts Water Technologies, Inc., Class A	25,242	1,308,798
Woodward, Inc.	12,863	707,336

		4,735,793

Engineering & Construction — 0.8%
EMCOR Group, Inc.	40,071	1,914,192

Entertainment — 1.6%
Carmike Cinemas, Inc.*	24,695	655,405
Marriott Vacations Worldwide Corp.	14,204	1,303,217
Vail Resorts, Inc.	18,525	2,022,930

		3,981,552

Environmental Control — 0.6%
Ceco Environmental Corp.	35,424	401,354
Progressive Waste Solutions Ltd.	35,311	948,100

		1,349,454

Food — 1.2%
B&G Foods, Inc.	15,455	440,931
J&J Snack Foods Corp.	7,076	783,101
SUPERVALU, Inc.*	23,215	187,809
The Hain Celestial Group, Inc.*	22,558	1,485,670

		2,897,511

Forest Products & Paper — 0.6%
KapStone Paper and Packaging Corp.	51,483	1,190,287
Mercer International, Inc.*	17,288	236,500

		1,426,787

Gas — 1.4%
New Jersey Resources Corp.	48,138	1,326,202
Southwest Gas Corp.	40,014	2,129,145

		3,455,347

Healthcare Products — 1.9%
Bruker Corp.*	87,451	1,784,875
Endologix, Inc.*	93,553	1,435,103
Integra LifeSciences Holdings Corp.*	1,539	103,682
Tornier N.V.*	58,102	1,451,969

		4,775,629

Healthcare Services — 2.0%
Air Methods Corp.*	36,933	1,526,810
Catalent, Inc.*	37,531	1,100,784
HealthSouth Corp.	49,180	2,265,231

		4,892,825

Home Builders — 1.0%
Meritage Homes Corp.*	20,205	951,454
Standard Pacific Corp.*	104,573	931,745
William Lyon Homes, Class A*	19,414	498,357

		2,381,556

	Number of Shares	Value†

Household Products & Wares — 1.3%
Prestige Brands Holdings, Inc.*	16,779	$775,861
Spectrum Brands Holdings, Inc.	24,920	2,541,591

		3,317,452

Insurance — 6.0%
American Equity Investment Life Holding Co.	69,601	1,877,835
AMERISAFE, Inc.	11,978	563,685
AmTrust Financial Services, Inc.	12,148	795,815
CNO Financial Group, Inc.	130,055	2,386,509
Endurance Specialty Holdings Ltd.	17,166	1,127,806
Enstar Group Ltd.*	5,349	828,828
Fidelity & Guaranty Life	12,982	306,765
Maiden Holdings Ltd.	98,900	1,560,642
National General Holdings Corp.	27,912	581,407
ProAssurance Corp.	13,610	628,918
Radian Group, Inc.	123,555	2,317,892
RLI Corp.	16,246	834,882
Symetra Financial Corp.	40,384	976,081

		14,787,065

Investment Companies — 0.3%
Golub Capital BDC, Inc.	18,228	301,856
New Mountain Finance Corp.	25,623	371,277

		673,133

Iron & Steel — 0.4%
AK Steel Holding Corp.*	24,239	93,805
Commercial Metals Co.	53,309	857,209
Timkensteel Corp.	4,062	109,633

		1,060,647

Leisure Time — 0.7%
Brunswick Corp.	2,269	115,401
Diamond Resorts International, Inc.*	53,361	1,683,540

		1,798,941

Machinery — Diversified — 0.5%
Alamo Group, Inc.	11,414	623,661
Graco, Inc.	7,650	543,380

		1,167,041

Media — 0.6%
Nexstar Broadcasting Group, Inc., Class A	23,511	1,316,616
Townsquare Media, Inc., Class A*	14,221	193,121

		1,509,737

Metal Fabricate/Hardware — 0.4%
RBC Bearings, Inc.*	14,602	1,047,840

Mining — 0.9%
Globe Specialty Metals, Inc.	38,184	675,857
Kaiser Aluminum Corp.	18,891	1,569,464

		2,245,321

Miscellaneous Manufacturing — 2.5%
Actuant Corp., Class A	57,456	1,326,659
Barnes Group, Inc.	39,438	1,537,688

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Carlisle Cos., Inc.	14,120	$1,413,694
CLARCOR, Inc.	17,769	1,105,943
Standex International Corp.	8,936	714,254

		6,098,238

Oil & Gas — 3.5%
Carrizo Oil & Gas, Inc.*	43,155	2,124,952
Laredo Petroleum, Inc.*	40,969	515,390
Parsley Energy, Inc., Class A*	42,682	743,521
Rex Energy Corp.*	143,189	800,427
Rice Energy, Inc.*	81,734	1,702,519
RSP Permian, Inc.*	21,321	599,333
SM Energy Co.	44,636	2,058,612

		8,544,754

Oil & Gas Services — 2.1%
Forum Energy Technologies, Inc.*	47,043	954,032
Newpark Resources, Inc.*	38,370	311,948
Oil States International, Inc.*	65,522	2,439,384
TETRA Technologies, Inc.*	63,007	401,985
Thermon Group Holdings, Inc.*	40,214	967,951

		5,075,300

Packaging and Containers — 1.0%
Berry Plastics Group, Inc.*	47,313	1,532,941
Graphic Packaging Holding Co.	73,565	1,024,761

		2,557,702

Pharmaceuticals — 1.1%
Infinity Pharmaceuticals, Inc.*	121,515	1,330,589
Pacira Pharmaceuticals, Inc.*	8,967	634,146
Vanda Pharmaceuticals, Inc.*	66,899	848,949

		2,813,684

Real Estate — 0.7%
Kennedy-Wilson Holdings, Inc.	72,469	1,782,013

Retail — 5.0%
American Eagle Outfitters, Inc.	26,209	451,319
Asbury Automotive Group, Inc.*	9,652	874,664
Ascena Retail Group, Inc.*	21,909	364,894
Bloomin’ Brands, Inc.	39,189	836,685
Bojangles’, Inc.*	2,231	53,232
Boot Barn Holdings, Inc.*	20,249	647,968
Burlington Stores, Inc.*	31,542	1,614,950
DineEquity, Inc.	2,592	256,841
First Cash Financial Services, Inc.*	13,129	598,551
Freshpet, Inc.*	6,841	127,243
GNC Holdings, Inc., Class A	21,079	937,594
HSN, Inc.	16,479	1,156,661
Jack in the Box, Inc.	19,262	1,698,138
Lithia Motors, Inc., Class A	17,571	1,988,334
Office Depot, Inc.*	70,916	614,133
Party City Holdco, Inc.*	11,343	229,923

		12,451,130

	Number of Shares	Value†

Savings & Loans — 1.3%
Brookline Bancorp, Inc.	33,032	$372,931
Dime Community Bancshares, Inc.	21,203	359,179
Flushing Financial Corp.	32,408	680,892
Oritani Financial Corp.	25,756	413,384
Provident Financial Services, Inc.	44,561	846,213
WSFS Financial Corp.	19,659	537,674

		3,210,273

Semiconductors — 3.2%
Cabot Microelectronics Corp.*	24,214	1,140,722
Entegris, Inc.*	120,976	1,762,620
Fairchild Semiconductor International, Inc.*	51,972	903,273
Intersil Corp., Class A	114,234	1,429,067
MKS Instruments, Inc.	36,572	1,387,542
Semtech Corp.*	43,934	872,090
Silicon Laboratories, Inc.*	6,648	359,059

		7,854,373

Software — 3.6%
Allscripts Healthcare Solutions, Inc.*	125,644	1,718,810
Bottomline Technologies, Inc.*	34,719	965,535
CommVault Systems, Inc.*	17,014	721,564
Digi International, Inc.*	30,850	294,618
Everyday Health, Inc.*	76,645	979,523
Monotype Imaging Holdings, Inc.	30,620	738,248
Pegasystems, Inc.	30,523	698,671
PTC, Inc.*	15,125	620,427
RADWARE Ltd.*	31,518	699,700
Verint Systems, Inc.*	22,032	1,338,334

		8,775,430

Storage & Warehousing — 0.6%
Mobile Mini, Inc.	33,984	1,428,687

Telecommunications — 1.2%
ADTRAN, Inc.	30,680	498,550
Anixter International, Inc.*	15,139	986,306
JDS Uniphase Corp.*	79,422	919,707
Premiere Global Services, Inc.*	61,712	635,016

		3,039,579

Textiles — 0.4%
G&K Services, Inc., Class A	12,501	864,319

Transportation — 0.6%
Forward Air Corp.	25,965	1,356,931

TOTAL COMMON STOCKS (Cost $172,877,641)		213,485,842

REAL ESTATE INVESTMENT TRUSTS — 11.9%
Building & Real Estate — 2.1%
Apollo Commercial Real Estate Finance, Inc.	79,543	1,306,891
Blackstone Mortgage Trust, Inc., Class A	53,791	1,496,466
MFA Financial, Inc.	166,117	1,227,605
Two Harbors Investment Corp.	104,866	1,021,395

		5,052,357

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 1.0%
DuPont Fabros Technology, Inc.	23,020	$677,939
PS Business Parks, Inc.	25,634	1,849,493

		2,527,432

Healthcare — 0.8%
National Health Investors, Inc.	32,991	2,055,339

Hotels & Resorts — 3.1%
Chesapeake Lodging Trust	96,320	2,935,834
Pebblebrook Hotel Trust	59,123	2,535,194
Strategic Hotels & Resorts, Inc.*	188,834	2,288,668

		7,759,696

Industrial — 0.5%
Terreno Realty Corp.	61,232	1,206,271

Office Property — 1.4%
Highwoods Properties, Inc.	44,745	1,787,563
Hudson Pacific Properties, Inc.	60,365	1,712,555

		3,500,118

Real Estate Investment Trusts — 0.6%
CyrusOne, Inc.	51,083	1,504,394

Regional Malls — 0.5%
CBL & Associates Properties, Inc.	71,064	1,151,237

Storage & Warehousing — 1.1%
CubeSmart	93,222	2,159,021
Sovran Self Storage, Inc.	5,404	469,662

		2,628,683

Strip Centers — 0.8%
Acadia Realty Trust	67,058	1,952,058

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,822,860)		29,337,585

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,582,646)	3,582,646	3,582,646

TOTAL INVESTMENTS — 99.8% (Cost $201,283,147)		$246,406,073

Other Assets & Liabilities — 0.2%		518,671

TOTAL NET ASSETS — 100.0%		$246,924,744

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$213,485,842	$213,485,842	$—	$—
REAL ESTATE INVESTMENT TRUSTS	29,337,585	29,337,585	—	—
SHORT-TERM INVEST MENTS	3,582,646	3,582,646	—	—

TOTAL INVEST MENTS	$246,406,073	$246,406,073	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 89.4%
Advertising — 0.1%
Evine Live, Inc.*	1,700	$4,573
Harte-Hanks, Inc.	1,678	10,001
Journal Media Group, Inc.	848	7,030
Marchex, Inc., Class B	1,545	7,648
Marin Software, Inc.*	700	4,718
MDC Partners, Inc., Class A	1,500	29,550
Millennial Media, Inc.*	2,900	4,698
Sizmek, Inc.*	757	5,374

		73,592

Aerospace & Defense — 1.4%
AAR Corp.	1,269	40,443
Aerojet Rocketdyne Holdings, Inc.*	2,440	50,288
AeroVironment, Inc.*	718	18,725
Astronics Corp.*	637	45,157
Astronics Corp., Class B*	127	8,954
Cubic Corp.	869	41,347
Curtiss-Wright Corp.	1,726	125,031
Ducommun, Inc.*	400	10,268
Esterline Technologies Corp.*	1,140	108,688
HEICO Corp., Class A	1,400	71,078
HEICO Corp.	715	41,684
Kaman Corp.	1,048	43,953
KLX, Inc.*	1,900	83,847
Kratos Defense & Security Solutions, Inc.*	2,422	15,259
M/A-COM Technology Solutions Holdings, Inc.*	800	30,600
Moog, Inc., Class A*	1,391	98,316
National Presto Industries, Inc.	146	11,727
Teledyne Technologies, Inc.*	1,304	137,585

		982,950

Agriculture — 0.3%
Alico, Inc.	51	2,313
Limoneira Co.	600	13,338
Tejon Ranch Co.*	288	7,405
The Andersons, Inc.	1,132	44,148
Universal Corp.	855	49,009
Vector Group Ltd.	2,907	68,198

		184,411

Airlines — 0.3%
Allegiant Travel Co.	501	89,118
Hawaiian Holdings, Inc.*	1,626	38,618
Republic Airways Holdings, Inc.*	1,901	17,451
SkyWest, Inc.	1,881	28,290
Virgin America, Inc.*	900	24,732

		198,209

Apparel — 0.9%
Cherokee, Inc.	300	8,454
Columbia Sportswear Co.	1,022	61,790
Crocs, Inc.*	2,900	42,659
Deckers Outdoor Corp.*	1,200	86,364
G-III Apparel Group Ltd.*	1,408	99,053
Iconix Brand Group, Inc.*	1,842	45,995

	Number of Shares	Value†

Apparel — (continued)
Oxford Industries, Inc.	508	$44,425
Perry Ellis International, Inc.*	414	9,841
Quiksilver, Inc.*	5,560	3,685
Sequential Brands Group, Inc.*	700	10,703
Steven Madden Ltd.*	2,049	87,656
Unifi, Inc.*	460	15,410
Vince Holding Corp.*	400	4,792
Weyco Group, Inc.	100	2,982
Wolverine World Wide, Inc.	3,782	107,711

		631,520

Auto Manufacturers — 0.1%
Navistar International Corp.*	1,800	40,734
Wabash National Corp.*	2,600	32,604

		73,338

Auto Parts & Equipment — 1.1%
Accuride Corp.*	1,000	3,850
American Axle & Manufacturing Holdings, Inc.*	2,516	52,609
Commercial Vehicle Group, Inc.*	600	4,326
Cooper Tire & Rubber Co.	2,249	76,084
Cooper-Standard Holding, Inc.*	500	30,735
Dana Holding Corp.	5,796	119,282
Dorman Products, Inc.*	992	47,279
Douglas Dynamics, Inc.	900	19,332
Federal-Mogul Holdings Corp.*	916	10,396
Gentherm, Inc.*	1,268	69,626
Meritor, Inc.*	3,645	47,822
Metaldyne Performance Group, Inc.	400	7,260
Miller Industries, Inc.	443	8,838
Modine Manufacturing Co.*	2,077	22,286
Motorcar Parts of America, Inc.*	700	21,063
Remy International, Inc.	1,200	26,532
Standard Motor Products, Inc.	700	24,584
Strattec Security Corp.	100	6,870
Superior Industries International, Inc.	1,119	20,489
Tenneco, Inc.*	2,200	126,368
Titan International, Inc.	1,913	20,546
Tower International, Inc.*	800	20,840

		787,017

Banks — 7.8%
1st Source Corp.	626	21,359
American National Bankshares, Inc.	400	9,524
Ameris Bancorp	947	23,950
Ames National Corp.	199	4,995
Arrow Financial Corp.	371	10,028
BancFirst Corp.	260	17,017
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,110	35,720
BancorpSouth, Inc.	3,649	93,998
Bank of Marin Bancorp	290	14,752
Bank of the Ozarks, Inc.	2,752	125,904
Banner Corp.	800	38,344
Bar Harbor Bankshares	200	7,086

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BBCN Bancorp, Inc.	3,185	$47,106
Blue Hills Bancorp, Inc.*	1,300	18,200
BNC Bancorp	800	15,464
Boston Private Financial Holdings, Inc.	2,858	38,326
Bridge Bancorp, Inc.	307	8,194
Bridge Capital Holdings*	300	8,940
Bryn Mawr Bank Corp.	532	16,045
Camden National Corp.	326	12,616
Capital Bank Financial Corp., Class A*	1,000	29,070
Capital City Bank Group, Inc.	269	4,108
Cardinal Financial Corp.	1,218	26,540
Cascade Bancorp*	1,262	6,537
Cass Information Systems, Inc.	454	25,524
Cathay General Bancorp	3,050	98,972
Centerstate Banks, Inc.	1,432	19,346
Central Pacific Financial Corp.	800	19,000
Century Bancorp, Inc., Class A	69	2,806
Chemical Financial Corp.	1,166	38,548
Citizens & Northern Corp.	356	7,316
City Holding Co.	648	31,914
CNB Financial Corp.	474	8,722
CoBiz Financial, Inc.	1,700	22,219
Columbia Banking System, Inc.	2,214	72,044
Community Bank System, Inc.	1,511	57,070
Community Trust Bancorp, Inc.	683	23,816
CommunityOne Bancorp*	700	7,539
ConnectOne Bancorp, Inc.	1,060	22,822
CU Bancorp*	400	8,864
Customers Bancorp, Inc.*	880	23,663
CVB Financial Corp.	3,992	70,299
Eagle Bancorp, Inc.*	973	42,773
Enterprise Bancorp, Inc.	300	7,032
Enterprise Financial Services Corp.	782	17,806
F.N.B. Corp.	6,408	91,763
Farmers Capital Bank Corp.*	300	8,529
Fidelity Southern Corp.	607	10,586
Financial Institutions, Inc.	440	10,930
First Bancorp	824	13,744
First Bancorp Puerto Rico*	4,700	22,654
First Bancorp, Inc.	234	4,549
First Busey Corp.	2,802	18,409
First Business Financial Services, Inc.	200	9,376
First Citizens Bancshares, Inc., Class A	264	69,443
First Commonwealth Financial Corp.	3,121	29,930
First Community Bancshares, Inc.	626	11,406
First Connecticut Bancorp, Inc.	659	10,458
First Financial Bancorp	2,205	39,558
First Financial Bankshares, Inc.	2,452	84,937
First Financial Corp.	280	10,013
First Interstate BancSystem, Inc.	600	16,644
First Merchants Corp.	1,238	30,579
First Midwest Bancorp, Inc.	2,814	53,382
First NBC Bank Holding Co.*	600	21,600
FirstMerit Corp.	5,894	122,772
Fulton Financial Corp.	6,300	82,278

	Number of Shares	Value†

Banks — (continued)
German American Bancorp, Inc.	392	$11,544
Glacier Bancorp, Inc.	2,721	80,052
Great Southern Bancorp, Inc.	471	19,848
Great Western Bancorp, Inc.	1,400	33,754
Guaranty Bancorp	500	8,255
Hancock Holding Co.	2,772	88,454
Hanmi Financial Corp.	1,213	30,131
Heartland Financial USA, Inc.	717	26,687
Heritage Commerce Corp.	600	5,766
Heritage Financial Corp.	1,130	20,193
Heritage Oaks Bancorp	200	1,574
Home BancShares, Inc.	2,164	79,116
Horizon Bancorp	400	9,984
Hudson Valley Holding Corp.	462	13,033
Iberiabank Corp.	1,346	91,838
Independent Bank Corp.	971	45,530
Independent Bank Corp.	1,000	13,560
Independent Bank Group, Inc.	400	17,160
International Bancshares Corp.	1,925	51,725
Kearny Financial Corp.*	3,276	36,560
Lakeland Bancorp, Inc.	1,111	13,210
Lakeland Financial Corp.	594	25,762
LegacyTexas Financial Group, Inc.	1,666	50,313
MainSource Financial Group, Inc.	521	11,436
MB Financial, Inc.	2,584	88,993
Mercantile Bank Corp.	500	10,705
Merchants Bancshares, Inc.	86	2,844
Metro Bancorp, Inc.	563	14,717
MidWestOne Financial Group, Inc.	400	13,168
National Bankshares, Inc.	319	9,334
National Penn Bancshares, Inc.	4,487	50,613
NBT Bancorp, Inc.	1,469	38,444
NewBridge Bancorp	1,100	9,823
OFG Bancorp	1,810	19,313
Old National Bancorp	4,186	60,530
Opus Bank	300	10,854
Pacific Continental Corp.	862	11,663
Park National Corp.	524	45,782
Park Sterling Corp.	1,600	11,520
Peapack Gladstone Financial Corp.	636	14,132
Penns Woods Bancorp, Inc.	268	11,816
Peoples Bancorp, Inc.	572	13,350
Peoples Financial Services Corp.	300	11,883
Pinnacle Financial Partners, Inc.	1,363	74,106
Preferred Bank Los Angeles CA	500	15,025
PrivateBancorp, Inc.	2,698	107,434
Prosperity Bancshares, Inc.	2,526	145,851
QCR Holdings, Inc.	400	8,704
Renasant Corp.	1,058	34,491
Republic Bancorp, Inc., Class A	387	9,946
S&T Bancorp, Inc.	1,259	37,254
Sandy Spring Bancorp, Inc.	1,085	30,358
Seacoast Banking Corp of Florida*	440	6,952
Servisfirst Bancshares, Inc.	800	30,056
Sierra Bancorp	712	12,325

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Simmons First National Corp., Class A	1,100	$51,348
South State Corp.	858	65,199
Southside Bancshares, Inc.	901	26,336
Southwest Bancorp, Inc.	636	11,836
Square 1 Financial, Inc.*	600	16,410
State Bank Financial Corp.	1,200	26,040
Stock Yards Bancorp, Inc.	445	16,817
Stonegate Bank	500	14,835
Suffolk Bancorp	443	11,367
Sun Bancorp, Inc.*	220	4,235
Susquehanna Bancshares, Inc.	6,533	92,246
Talmer Bancorp, Inc.	1,900	31,825
Texas Capital Bancshares, Inc.*	1,673	104,127
The Bancorp, Inc.*	1,412	13,103
The First of Long Island Corp.	593	16,438
Tompkins Financial Corp.	558	29,976
TowneBank	1,532	24,956
Trico Bancshares	704	16,931
Tristate Capital Holdings, Inc.*	1,000	12,930
Triumph BanCorp., Inc.*	500	6,575
TrustCo Bank Corp.	3,252	22,862
Trustmark Corp.	2,630	65,697
UMB Financial Corp.	1,481	84,447
Umpqua Holdings Corp.	7,901	142,139
Union Bankshares Corp.	1,828	42,483
United Bankshares, Inc.	2,492	100,253
United Community Banks, Inc.	1,878	39,194
Univest Corp. of Pennsylvania	600	12,216
Valley National Bancorp	8,635	89,027
Walker & Dunlop, Inc.*	900	24,066
Washington Trust Bancorp, Inc.	670	26,452
Webster Financial Corp.	3,228	127,667
WesBanco, Inc.	1,231	41,879
West Bancorporation, Inc.	378	7,499
Westamerica Bancorporation	873	44,217
Western Alliance Bancorp*	2,775	93,684
Wilshire Bancorp, Inc.	2,676	33,798
Wintrust Financial Corp.	1,742	92,988
Yadkin Financial Corp.*	600	12,570

		5,479,597

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	26,286
Craft Brew Alliance, Inc.*	700	7,742
Farmers Brothers Co.*	204	4,794
National Beverage Corp.*	642	14,439
The Boston Beer Co., Inc., Class A*	310	71,917

		125,178

Biotechnology — 3.8%
Acceleron Pharma, Inc.*	700	22,148
Achillion Pharmaceuticals, Inc.*	4,300	38,098
Acorda Therapeutics, Inc.*	1,531	51,028
Aduro Biotech, Inc.*	300	9,099
Advaxis, Inc.*	1,000	20,330
Agenus, Inc.*	2,000	17,260

	Number of Shares	Value†

Biotechnology — (continued)
Alder Biopharmaceuticals, Inc.*	700	$37,079
AMAG Pharmaceuticals, Inc.*	1,056	72,927
ANI Pharmaceuticals, Inc.*	300	18,615
Ardelyx, Inc.*	400	6,388
Arena Pharmaceuticals, Inc.*	8,506	39,468
ARIAD Pharmaceuticals, Inc.*	6,600	54,582
Assembly Biosciences, Inc.*	400	7,704
Atara Biotherapeutics, Inc.*	500	26,380
Avalanche Biotechnologies, Inc.*	700	11,368
Bellicum Pharmaceuticals, Inc.*	300	6,381
BioCryst Pharmaceuticals, Inc.*	2,900	43,297
BioTime, Inc.*	1,100	3,993
Blueprint Medicines Corp.*	300	7,947
Cambrex Corp.*	1,167	51,278
Celldex Therapeutics, Inc.*	3,644	91,902
Cellular Biomedicine Group, Inc.*	300	11,253
Coherus Biosciences, Inc.*	800	23,120
CTI BioPharma Corp.*	5,000	9,750
Curis, Inc.*	3,600	11,916
Cytokinetics, Inc.*	1,000	6,720
Cytrx Corp.*	2,600	9,672
Dermira, Inc.*	500	8,775
Dynavax Technologies Corp.*	1,020	23,894
Emergent BioSolutions, Inc.*	1,058	34,861
Epizyme, Inc.*	1,000	24,000
Exact Sciences Corp.*	3,100	92,194
Exelixis, Inc.*	6,969	26,203
Five Prime Therapeutics, Inc.*	800	19,872
Foundation Medicine, Inc.*	518	17,529
Galena Biopharma, Inc.*	3,600	6,120
Genocea Biosciences, Inc.*	600	8,238
Geron Corp.*	5,050	21,614
Halozyme Therapeutics, Inc.*	3,589	81,040
Idera Pharmaceuticals, Inc.*	2,300	8,533
ImmunoGen, Inc.*	3,263	46,922
Immunomedics, Inc.*	2,936	11,920
Inovio Pharmaceuticals, Inc.*	2,500	20,400
Insmed, Inc.*	2,300	56,166
Karyopharm Therapeutics, Inc.*	800	21,768
Kite Pharma, Inc.*	1,000	60,970
KYTHERA Biopharmaceuticals, Inc.*	900	67,779
Lexicon Pharmaceuticals, Inc.*	1,260	10,143
Ligand Pharmaceuticals, Inc.*	644	64,980
Lion Biotechnologies, Inc.*	1,500	13,755
MacroGenics, Inc.*	1,000	37,970
Merrimack Pharmaceuticals, Inc.*	3,500	43,278
Momenta Pharmaceuticals, Inc.*	2,182	49,771
Myriad Genetics, Inc.*	2,500	84,975
NeoGenomics, Inc.*	1,700	9,197
Newlink Genetics Corp.*	700	30,989
Novavax, Inc.*	10,129	112,837
Omeros Corp.*	1,400	25,186
OncoMed Pharmaceuticals, Inc.*	600	13,500
Oncothyreon, Inc.*	3,300	12,342
Organovo Holdings, Inc.*	2,700	10,179
Oxford ImmunoteC Global PLC*	600	8,310

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Pacific Biosciences of California, Inc.*	2,400	$13,824
Paratek Pharmaceuticals, Inc.	400	10,308
PDL BioPharma, Inc.	6,217	39,975
Peregrine Pharmaceuticals, Inc.*	5,800	7,598
Pfenex, Inc.*	500	9,700
Prothena Corp. PLC*	1,200	63,204
PTC Therapeutics, Inc.*	1,200	57,756
Repligen Corp.*	1,300	53,651
Retrophin, Inc.*	1,200	39,780
Rigel Pharmaceuticals, Inc.*	2,690	8,635
RTI Surgical, Inc.*	2,035	13,146
Sage Therapeutics, Inc.*	500	36,500
Sangamo Biosciences, Inc.*	2,403	26,649
Sequenom, Inc.*	5,097	15,495
Spark Therapeutics, Inc.*	300	18,081
Spectrum Pharmaceuticals, Inc.*	2,414	16,512
Stemline Therapeutics, Inc.*	400	4,708
The Medicines Co.*	2,392	68,435
Theravance Biopharma, Inc.*	1,000	13,020
Theravance, Inc.	3,200	57,824
Trovagene, Inc.*	800	8,120
Ultragenyx Pharmaceutical, Inc.*	1,300	133,107
Verastem, Inc.*	600	4,524
Versartis, Inc.*	700	10,654
XOMA Corp.*	3,600	13,968
ZIOPHARM Oncology, Inc.*	3,927	47,124

		2,688,211

Building Materials — 1.3%
AAON, Inc.	1,585	35,694
Apogee Enterprises, Inc.	1,043	54,903
Boise Cascade Co.*	1,400	51,352
Builders FirstSource, Inc.*	1,573	20,197
Comfort Systems USA, Inc.	1,227	28,160
Continental Building Products, Inc.*	1,100	23,309
Drew Industries, Inc.	891	51,696
Gibraltar Industries, Inc.*	1,101	22,427
Griffon Corp.	1,256	19,996
Headwaters, Inc.*	2,880	52,474
Louisiana-Pacific Corp.*	5,394	91,860
LSI Industries, Inc.	1,314	12,273
Masonite International Corp.*	1,100	77,121
NCI Building Systems, Inc.*	1,264	19,048
Nortek, Inc.*	400	33,252
Patrick Industries, Inc.*	450	17,122
PGT, Inc.*	1,700	24,667
Ply Gem Holdings, Inc.*	600	7,074
Quanex Building Products Corp.	1,425	30,538
Simpson Manufacturing Co., Inc.	1,685	57,290
Stock Building Supply Holdings, Inc.*	300	5,865
Summit Materials, Inc.*	900	22,950
Trex Co., Inc.*	1,262	62,381
Universal Forest Products, Inc.	783	40,739
US Concrete, Inc.*	600	22,734

		885,122

	Number of Shares	Value†

Chemicals — 1.8%
A. Schulman, Inc.	1,188	$51,939
Aceto Corp.	1,042	25,665
American Vanguard Corp.	1,078	14,876
Axiall Corp.	2,600	93,730
Balchem Corp.	1,205	67,143
Chemtura Corp.*	2,514	71,171
Ferro Corp.*	2,638	44,266
H.B. Fuller Co.	1,780	72,304
Hawkins, Inc.	449	18,135
Innophos Holdings, Inc.	796	41,902
Innospec, Inc.	900	40,536
Intrepid Potash, Inc.*	2,100	25,074
KMG Chemicals, Inc.	200	5,088
Kraton Performance Polymers, Inc.*	1,241	29,635
Kronos Worldwide, Inc.	900	9,864
Landec Corp.*	1,218	17,576
Minerals Technologies, Inc.	1,328	90,477
Oil-Dri Corp. of America	97	2,947
Olin Corp.	2,792	75,244
OM Group, Inc.	1,254	42,134
OMNOVA Solutions, Inc.*	2,368	17,736
PolyOne Corp.	3,355	131,415
Quaker Chemical Corp.	511	45,397
Rayonier Advanced Materials, Inc.	1,400	22,764
Rentech, Inc.*	7,187	7,690
Sensient Technologies Corp.	1,674	114,401
Stepan Co.	708	38,310
Tronox Ltd., Class A	2,400	35,112

		1,252,531

Coal — 0.1%
Cloud Peak Energy, Inc.*	2,600	12,116
Peabody Energy Corp.	9,500	20,805
SunCoke Energy, Inc.	2,341	30,433
Westmoreland Coal Co.*	600	12,468

		75,822

Commercial Services — 5.0%
ABM Industries, Inc.	2,139	70,309
Acacia Research Corp.	1,880	16,488
Albany Molecular Research, Inc.*	900	18,198
American Public Education, Inc.*	755	19,419
AMN Healthcare Services, Inc.*	1,909	60,305
Apollo Education Group, Inc., Class A*	3,300	42,504
ARC Document Solutions, Inc.*	1,436	10,928
Arrowhead Research Corp.*	2,100	15,015
Ascent Capital Group Inc., Class A*	531	22,695
Barrett Business Services, Inc.	342	12,421
Bridgepoint Education, Inc.*	480	4,589
Bright Horizons Family Solutions, Inc.*	1,300	75,140
Capella Education Co.	407	21,844
Cardtronics, Inc.*	1,763	65,319
Career Education Corp.*	2,300	7,590
Carriage Services, Inc.	600	14,328
CBIZ, Inc.*	1,340	12,918
CDI Corp.	741	9,633

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Civeo Corp.	3,700	$11,359
Collectors Universe, Inc.	400	7,976
Corporate Executive Board Co. (The)	1,269	110,479
CorVel Corp.*	462	14,793
CRA International, Inc.*	274	7,636
Cross Country Healthcare, Inc.*	1,084	13,745
Deluxe Corp.	1,807	112,034
DeVry Education Group, Inc.	2,300	68,954
Electro Rent Corp.	715	7,765
Ennis, Inc.	858	15,950
Euronet Worldwide, Inc.*	1,955	120,623
EVERTEC, Inc.	2,600	55,224
ExamWorks Group, Inc.*	1,500	58,650
ExlService Holdings, Inc.*	1,200	41,496
Forrester Research, Inc.	375	13,507
Franklin Covey Co.*	241	4,890
FTI Consulting, Inc.*	1,556	64,169
Global Cash Access Holdings, Inc.*	2,396	18,545
Grand Canyon Education, Inc.*	1,756	74,454
Great Lakes Dredge & Dock Corp.*	2,751	16,396
Green Dot Corp.*	1,400	26,768
Healthcare Services Group, Inc.	2,680	88,574
Healthequity, Inc.*	1,300	41,665
Heartland Payment Systems, Inc.	1,269	68,589
Heidrick & Struggles International, Inc.	669	17,448
HMS Holdings Corp.*	3,415	58,636
Huron Consulting Group, Inc.*	828	58,034
ICF International, Inc.*	748	26,075
INC Research Holdings, Inc.*	500	20,060
Insperity, Inc.	724	36,852
K12, Inc.*	1,152	14,573
Kelly Services, Inc., Class A	1,014	15,565
Kforce, Inc.	1,086	24,837
Korn/Ferry International	1,790	62,238
Landauer, Inc.	480	17,107
Lendingtree, Inc.*	200	15,722
Liberty Tax, Inc.	200	4,950
LifeLock, Inc.*	3,200	52,480
Matthews International Corp., Class A	1,205	64,034
MAXIMUS, Inc.	2,388	156,963
McGrath RentCorp	953	29,000
Medifast, Inc.*	331	10,698
MoneyGram International, Inc.*	878	8,069
Monro Muffler Brake, Inc.	1,237	76,892
Monster Worldwide, Inc.*	3,900	25,506
Multi-Color Corp.	467	29,832
National Research Corp.	687	9,762
Navigant Consulting, Inc.*	1,984	29,502
On Assignment, Inc.*	1,952	76,675
PAREXEL International Corp.*	1,999	128,556
Paylocity Holding Corp.*	500	17,925
Pendrell Corp.*	5,800	7,946
Quad/Graphics, Inc.	1,000	18,510
Rent-A-Center, Inc.	1,953	55,368
Resources Connection, Inc.	1,322	21,271
RPX Corp.*	2,100	35,490

	Number of Shares	Value†

Commercial Services — (continued)
ServiceSource International, Inc.*	2,400	$13,128
Sotheby’s	2,341	105,907
SP Plus Corp.*	393	10,261
Steiner Leisure Ltd.*	543	29,203
Strayer Education, Inc.*	400	17,240
Team Health Holdings, Inc.*	2,572	168,029
Team, Inc.*	792	31,878
TeleTech Holdings, Inc.	707	19,146
The Advisory Board Co.*	1,550	84,738
The Brink’s Co.	1,710	50,325
The Hackett Group, Inc.	516	6,930
The Providence Service Corp.*	400	17,712
TriNet Group, Inc.*	1,400	35,490
TrueBlue, Inc.*	1,576	47,122
Universal Technical Institute, Inc.	525	4,515
Vectrus, Inc.*	300	7,461
Viad Corp.	771	20,902
Weight Watchers International, Inc.*	1,200	5,820
Xoom Corp.*	1,300	27,371

		3,493,638

Computers — 2.5%
A10 Networks, Inc.*	800	5,152
Agilysys, Inc.*	376	3,452
Barracuda Networks, Inc.*	200	7,924
CACI International, Inc., Class A*	850	68,756
Carbonite, Inc.*	800	9,448
Ciber, Inc.*	3,557	12,272
Convergys Corp.	3,483	88,782
Cray, Inc.*	1,399	41,284
Datalink Corp.*	900	8,046
Diebold, Inc.	2,300	80,500
Digimarc Corp.*	300	13,542
Dot Hill Systems Corp.*	2,700	16,524
Electronics for Imaging, Inc.*	1,824	79,362
Engility Holdings, Inc.	700	17,612
EPAM Systems, Inc.*	1,800	128,214
Globant SA*	500	15,215
iGATE Corp.*	1,257	59,946
Immersion Corp.*	842	10,668
Insight Enterprises, Inc.*	1,543	46,151
LivePerson, Inc.*	1,925	18,884
Manhattan Associates, Inc.*	2,668	159,146
Mentor Graphics Corp.	3,676	97,157
Mercury Systems, Inc.*	1,036	15,167
MTS Systems Corp.	560	38,612
NetScout Systems, Inc.*	1,365	50,055
Nimble Storage, Inc.*	1,800	50,508
Qualys, Inc.*	900	36,315
Quantum Corp.*	8,761	14,718
RealD, Inc.*	1,608	19,827
Science Applications International Corp.	1,600	84,560
Silicon Graphics International Corp.*	1,366	8,838
Silver Spring Networks, Inc.*	1,500	18,615
Stratasys Ltd.*	1,800	62,874
Super Micro Computer, Inc.*	1,271	37,596

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
Sykes Enterprises, Inc.*	1,536	$37,248
Synaptics, Inc.*	1,316	114,143
Syntel, Inc.*	1,160	55,077
The KEYW Holding Corp.*	1,300	12,116
Unisys Corp.*	1,724	34,463
Varonis Systems, Inc.*	300	6,627
Violin Memory, Inc.*	3,500	8,575
Virtusa Corp.*	1,089	55,975
Vocera Communications, Inc.*	800	9,160

		1,759,106

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	760	10,838
Inter Parfums, Inc.	624	21,172
Revlon, Inc., Class A*	570	20,925

		52,935

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc.*	1,981	65,809
Core-Mark Holding Co., Inc.	882	52,258
Essendant, Inc.	1,519	59,621
H&E Equipment Services, Inc.	1,159	23,145
Owens & Minor, Inc.	2,276	77,384
Pool Corp.	1,576	110,604
Rentrak Corp.*	365	25,477
ScanSource, Inc.*	1,181	44,949
Titan Machinery, Inc.*	523	7,704

		466,951

Diversified Financial Services — 2.6%
Aircastle Ltd.	2,176	49,330
Altisource Asset Management Corp.*	53	7,647
Altisource Portfolio Solutions SA*	500	15,395
Ashford, Inc.*	26	2,269
BGC Partners, Inc., Class A	6,907	60,436
Blackhawk Network Holdings, Inc.*	2,000	82,400
Calamos Asset Management, Inc., Class A	469	5,745
Cohen & Steers, Inc.	817	27,843
Cowen Group, Inc., Class A*	3,790	24,256
Diamond Hill Investment Group, Inc.	107	21,364
Ellie Mae, Inc.*	1,100	76,769
Encore Capital Group, Inc.*	997	42,612
Enova International, Inc.*	1,029	19,222
Evercore Partners, Inc., Class A	1,222	65,939
Federal Agricultural Mortgage Corp., Class C	300	8,718
Financial Engines, Inc.	1,900	80,712
FNFV Group*	2,800	43,064
Gain Capital Holdings, Inc.	800	7,648
GAMCO Investors, Inc., Class A	262	18,002
Greenhill & Co., Inc.	1,100	45,463
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,000	20,050
INTL. FCstone, Inc.*	593	19,711
Investment Technology Group, Inc.	1,300	32,240
J.G. Wentworth Company, Class A*	400	3,680
Janus Capital Group, Inc.	5,600	95,872

	Number of Shares	Value†

Diversified Financial Services — (continued)
KCG Holdings, Inc.*	1,181	$14,562
Ladenburg Thalmann Financial Services, Inc.*	4,000	14,000
MarketAxess Holdings, Inc.	1,399	129,785
Marlin Business Services Corp.	200	3,376
Moelis & Co., Class A	600	17,226
Nationstar Mortgage Holdings, Inc.*	1,300	21,840
Nelnet, Inc., Class A	799	34,605
NewStar Financial, Inc.*	1,300	14,300
Nicholas Financial, Inc.*	300	3,816
Ocwen Financial Corp.*	3,800	38,760
OM Asset Management PLC	900	16,011
On Deck Capital, Inc.*	400	4,632
Oppenheimer Holdings, Inc., Class A	238	6,255
PennyMac Financial Service, Class A*	500	9,060
PHH Corp.*	1,989	51,774
Piper Jaffray Cos.*	687	29,981
PRA Group, Inc.*	1,748	108,918
Pzena Investment Management, Inc., Class A	130	1,437
RCS Capital Corp.	1,600	12,256
Regional Management Corp.*	200	3,572
Stifel Financial Corp.*	2,506	144,696
Stonegate Mortgage Corp.*	300	3,021
Teton Advisors, Inc., Class B~	2	96
Virtu Financial, Inc., Class A*	600	14,088
Virtus Investment Partners, Inc.	272	35,972
Wageworks, Inc.*	1,300	52,585
Walter Investment Management Corp.*	1,353	30,943
Westwood Holdings Group, Inc.	311	18,526
WisdomTree Investments, Inc.	4,100	90,056
World Acceptance Corp.*	262	16,116

		1,818,652

Electric — 1.9%
ALLETE, Inc.	1,851	85,868
Ameresco, Inc., Class A*	1,100	8,415
Atlantic Power Corp.	4,127	12,711
Avista Corp.	2,239	68,625
Black Hills Corp.	1,748	76,300
Cleco Corp.	2,271	122,294
Dynegy, Inc.*	4,600	134,550
El Paso Electric Co.	1,577	54,659
Empire District Electric Co.	1,719	37,474
EnerNOC, Inc.*	1,300	12,610
IDACORP, Inc.	1,901	106,722
MGE Energy, Inc.	1,342	51,976
NorthWestern Corp.	1,780	86,775
NRG Yield, Inc.	1,000	21,890
NRG Yield, Inc.	1,000	21,990
Ormat Technologies, Inc.	1,200	45,216
Otter Tail Corp.	1,292	34,367
PNM Resources, Inc.	2,910	71,586
Portland General Electric Co.	2,956	98,021
Talen Energy Corp.*	2,900	49,764
UIL Holdings Corp.	1,991	91,228
Unitil Corp.	663	21,892

		1,314,933

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.*	1,393	$38,293
Belden, Inc.	1,555	126,313
Encore Wire Corp.	771	34,148
EnerSys	1,623	114,081
Generac Holdings, Inc.*	2,649	105,298
General Cable Corp.	1,900	37,487
GrafTech International Ltd.*	4,400	21,824
Graham Corp.	466	9,548
Insteel Industries, Inc.	691	12,922
Littelfuse, Inc.	878	83,313
Powell Industries, Inc.	429	15,088
PowerSecure International, Inc.*	800	11,808
Universal Display Corp.*	1,549	80,130
Vicor Corp.*	422	5,144

		695,397

Electronics — 2.0%
American Science & Engineering, Inc.	278	12,179
Applied Optoelectronics, Inc.*	700	12,152
AVX Corp.	1,600	21,536
Badger Meter, Inc.	459	29,142
Bel Fuse, Inc., Class B	269	5,520
Benchmark Electronics, Inc.*	2,077	45,237
Brady Corp., Class A	1,857	45,942
Checkpoint Systems, Inc.	1,545	15,728
Coherent, Inc.*	873	55,418
Control4 Corp.*	400	3,556
CTS Corp.	1,263	24,338
ESCO Technologies, Inc.	1,034	38,682
FARO Technologies, Inc.*	620	28,954
Fluidigm Corp.*	1,100	26,620
II-VI, Inc.*	2,056	39,023
Imax Corp.*	2,200	88,594
InvenSense, Inc.*	2,800	42,280
Itron, Inc.*	1,500	51,660
Kimball Electronics, Inc.*	933	13,612
Mesa Laboratories, Inc.	100	8,890
Methode Electronics, Inc.	1,460	40,077
Multi-Fineline Electronix, Inc.*	152	3,323
Newport Corp.*	1,463	27,739
NVE Corp.	209	16,386
OSI Systems, Inc.*	757	53,588
Park Electrochemical Corp.	833	15,960
Plexus Corp.*	1,303	57,176
Rofin-Sinar Technologies, Inc.*	1,186	32,734
Rogers Corp.*	660	43,652
Sanmina Corp.*	3,126	63,020
Sparton Corp.*	400	10,928
Stoneridge, Inc.*	673	7,881
TASER International, Inc.*	2,011	66,986
Tech Data Corp.*	1,300	74,828
TTM Technologies, Inc.*	2,429	24,266
Vishay Intertechnology, Inc.	4,800	56,064
Vishay Precision Group, Inc.*	300	4,518
Watts Water Technologies, Inc., Class A	1,117	57,916
Woodward, Inc.	2,323	127,742

	Number of Shares	Value†

Electronics — (continued)
Zagg, Inc.*	900	$7,128

		1,400,975

Energy-Alternate Sources — 0.4%
Abengoa Yield PLC	1,700	53,244
Clean Energy Fuels Corp.*	2,900	16,298
Enphase Energy, Inc.*	400	3,044
FuelCell Energy, Inc.*	6,981	6,819
FutureFuel Corp.	1,100	14,157
Green Plains, Inc.	1,467	40,416
Pacific Ethanol, Inc.*	900	9,288
Pattern Energy Group, Inc.	1,900	53,922
Plug Power, Inc.*	6,800	16,660
Renewable Energy Group, Inc.*	1,600	18,496
REX American Resources Corp.*	192	12,219
Solazyme, Inc.*	3,100	9,734
Vivint Solar, Inc.*	800	9,736

		264,033

Engineering & Construction — 0.7%
Aegion Corp.*	1,555	29,452
Argan, Inc.	536	21,617
Dycom Industries, Inc.*	1,153	67,854
EMCOR Group, Inc.	2,363	112,881
Exponent, Inc.	1,040	46,571
Granite Construction, Inc.	1,444	51,276
Hill International, Inc.*	1,500	7,890
MasTec, Inc.*	2,464	48,960
McDermott International, Inc.*	9,300	49,662
Mistras Group, Inc.*	800	15,184
MYR Group, Inc.*	683	21,146
Orion Marine Group, Inc.*	1,137	8,209
Tutor Perini Corp.*	1,397	30,147
VSE Corp.	104	5,565

		516,414

Entertainment — 1.1%
AMC Entertainment Holdings, Inc., Class A	800	24,544
Carmike Cinemas, Inc.*	800	21,232
Churchill Downs, Inc.	520	65,026
DreamWorks Animation SKG, Inc., Class A*	2,700	71,226
Eldorado Resorts, Inc.*	1,000	7,820
Eros International PLC*	900	22,608
International Speedway Corp.	1,100	40,337
Isle of Capri Casinos, Inc.*	841	15,264
Marriott Vacations Worldwide Corp.	1,000	91,750
National CineMedia, Inc.	2,374	37,889
Penn National Gaming, Inc.*	3,200	58,720
Pinnacle Entertainment, Inc.*	2,182	81,345
Reading International, Inc., Class A*	700	9,695
Scientific Games Corp., Class A*	1,900	29,526
Seaworld Entertainment, Inc.	2,400	44,256
SFX Entertainment, Inc.*	1,500	6,735
Speedway Motorsports, Inc.	316	7,158
Vail Resorts, Inc.	1,346	146,983

		782,114

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — 0.4%
Calgon Carbon Corp.	2,162	$41,900
Casella Waste Systems, Inc., Class A*	2,300	12,903
Ceco Environmental Corp.	709	8,033
Darling Ingredients, Inc.*	6,267	91,874
Heritage-Crystal Clean, Inc.*	200	2,940
MSA Safety, Inc.	1,021	49,529
Tetra Tech, Inc.	2,364	60,613
U.S. Ecology, Inc.	742	36,150

		303,942

Food — 1.8%
B&G Foods, Inc.	2,172	61,967
Boulder Brands, Inc.*	2,579	17,898
Cal-Maine Foods, Inc.	1,246	65,041
Calavo Growers, Inc.	451	23,420
Dean Foods Co.	3,700	59,829
Diamond Foods, Inc.*	776	24,351
Fairway Group Holdings Corp.*	600	2,136
Fresh Del Monte Produce, Inc.	1,216	47,011
Ingles Markets, Inc., Class A	404	19,299
Inventure Foods, Inc.*	500	5,075
J&J Snack Foods Corp.	532	58,876
John B. Sanfilippo & Son, Inc.	400	20,760
Lancaster Colony Corp.	672	61,051
Lifeway Foods, Inc.*	87	1,670
NutriSystem, Inc.	1,037	25,801
Post Holdings, Inc.*	2,000	107,860
Sanderson Farms, Inc.	834	62,684
Seaboard Corp.*	11	39,589
Seneca Foods Corp., Class A*	211	5,860
Senomyx, Inc.*	1,800	9,648
Smart & Final Stores, Inc.*	500	8,935
Snyder’s-Lance, Inc.	1,879	60,635
SpartanNash Co.	1,530	49,786
SUPERVALU, Inc.*	9,300	75,237
The Chefs’ Warehouse Holdings, Inc.*	750	15,930
The Fresh Market, Inc.*	1,700	54,638
Tootsie Roll Industries, Inc.	835	26,979
TreeHouse Foods, Inc.*	1,614	130,782
United Natural Foods, Inc.*	1,900	120,992
Village Super Market, Inc., Class A	268	8,493
Weis Markets, Inc.	466	19,642

		1,291,875

Forest Products & Paper — 0.4%
Clearwater Paper Corp.*	778	44,579
Deltic Timber Corp.	392	26,515
KapStone Paper and Packaging Corp.	3,240	74,909
Neenah Paper, Inc.	574	33,843
Orchids Paper Products Co.	400	9,628
P.H. Glatfelter Co.	1,659	36,481
Schweitzer-Mauduit International, Inc.	1,176	46,899
Veritiv Corp.*	300	10,938
Wausau Paper Corp.	1,781	16,350

		300,142

	Number of Shares	Value†

Gas — 1.0%
Chesapeake Utilities Corp.	535	$28,810
New Jersey Resources Corp.	3,264	89,923
Northwest Natural Gas Co.	1,050	44,289
One Gas, Inc.	2,000	85,120
Piedmont Natural Gas Co., Inc.	2,951	104,200
South Jersey Industries, Inc.	2,480	61,330
Southwest Gas Corp.	1,794	95,459
The Laclede Group, Inc.	1,656	86,211
WGL Holdings, Inc.	1,794	97,396

		692,738

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,670	53,991

Healthcare Products — 3.8%
Abaxis, Inc.	829	42,677
ABIOMED, Inc.*	1,489	97,872
Accelerate Diagnostics, Inc.*	951	24,545
Accuray, Inc.*	2,738	18,454
Affymetrix, Inc.*	2,371	25,891
Analogic Corp.	507	40,002
AngioDynamics, Inc.*	958	15,711
AtriCure, Inc.*	1,200	29,568
Atrion Corp.	37	14,515
BioTelemetry, Inc.*	800	7,544
Cantel Medical Corp.	1,275	68,429
Cardiovascular Systems, Inc.*	1,000	26,450
Cepheid, Inc.*	2,680	163,882
Cerus Corp.*	3,600	18,684
Cimpress NV*	1,200	100,992
CONMED Corp.	1,003	58,445
CryoLife, Inc.	1,399	15,781
Cutera, Inc.*	500	7,740
Cyberonics, Inc.*	1,032	61,363
Cynosure, Inc., Class A*	694	26,775
Endologix, Inc.*	2,298	35,251
Exactech, Inc.*	209	4,353
GenMark Diagnostics, Inc.*	1,200	10,872
Genomic Health, Inc.*	509	14,145
Globus Medical, Inc.*	2,600	66,742
Greatbatch, Inc.*	993	53,543
Haemonetics Corp.*	1,946	80,487
Halyard Health, Inc.*	1,700	68,850
Hanger, Inc.*	1,408	33,004
HeartWare International, Inc.*	689	50,083
ICU Medical, Inc.*	479	45,821
Inogen, Inc.*	500	22,300
Insulet Corp.*	2,146	66,494
Integra LifeSciences Holdings Corp.*	926	62,385
Intersect Ent, Inc.*	500	14,315
Invacare Corp.	1,190	25,740
Invivo Therapeutics Holdings Corp.*	900	14,535
K2M Group Holdings, Inc.*	600	14,412
LDR Holding Corp.*	700	30,275
Luminex Corp.*	1,353	23,353
Masimo Corp.*	1,504	58,265

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Merge Healthcare, Inc.*	1,657	$7,954
Meridian Bioscience, Inc.	1,760	32,806
Merit Medical Systems, Inc.*	1,575	33,925
MiMedx Group, Inc.*	3,800	44,042
Nanostring Technologies, Inc.*	600	9,252
Natus Medical, Inc.*	1,175	50,008
Navidea Biopharmaceuticals, Inc.*	6,000	9,660
NuVasive, Inc.*	1,706	80,830
NxStage Medical, Inc.*	2,284	32,627
Ocular Therapeutix, Inc.*	200	4,206
OraSure Technologies, Inc.*	2,201	11,863
Orthofix International N.V.*	671	22,224
Quidel Corp.*	1,051	24,120
Rockwell Medical, Inc.*	1,800	29,016
Spectranetics Corp.*	1,465	33,710
STAAR Surgical Co.*	1,400	13,524
STERIS Corp.	2,232	143,830
SurModics, Inc.*	373	8,736
Tandem Diabetes Care, Inc.*	400	4,336
Thoratec Corp.*	2,000	89,140
Tornier N.V.*	1,200	29,988
Unilife Corp.*	3,410	7,331
Utah Medical Products, Inc.	200	11,926
Vascular Solutions, Inc.*	483	16,770
West Pharmaceutical Services, Inc.	2,678	155,538
Wright Medical Group, Inc.*	1,861	48,870
Zeltiq Aesthetics, Inc.*	1,100	32,417

		2,649,194

Healthcare Services — 2.0%
AAC Holdings, Inc.*	200	8,712
Addus Homecare Corp.*	400	11,144
Adeptus Health, Inc., Class A*	200	18,998
Air Methods Corp.*	1,487	61,473
Alliance Healthcare Services, Inc.*	200	3,738
Almost Family, Inc.*	177	7,064
Amedisys, Inc.*	1,006	39,968
Amsurg Corp.*	1,723	120,524
Bio-Reference Labs, Inc.*	1,007	41,539
Capital Senior Living Corp.*	1,036	25,382
Catalent, Inc.*	3,000	87,990
Chemed Corp.	629	82,462
Civitas Solutions, Inc.*	400	8,532
Five Star Quality Care, Inc.*	2,500	12,000
Genesis Healthcare, Inc.*	561	3,703
HealthSouth Corp.	3,336	153,656
Healthways, Inc.*	1,258	15,071
IPC Healthcare, Inc.*	647	35,837
Kindred Healthcare, Inc.	2,774	56,284
LHC Group, Inc.*	382	14,611
Magellan Health Services, Inc.*	1,041	72,943
Molina Healthcare, Inc.*	1,268	89,140
National Healthcare Corp.	406	26,386
Nobilis Health Corp.*	1,200	8,160
OvaScience, Inc.*	800	23,144
RadNet, Inc.*	1,500	10,035

	Number of Shares	Value†

Healthcare Services — (continued)
Select Medical Holdings Corp.	3,700	$59,940
Surgical Care Affiliates, Inc.*	700	26,866
The Ensign Group, Inc.	940	47,996
Triple-S Management Corp., Class B*	791	20,297
U.S. Physical Therapy, Inc.	491	26,887
Universal American Corp.*	1,780	18,014
WellCare Health Plans, Inc.*	1,626	137,934

		1,376,430

Holding Companies — 0.2%
FCB Financial Holdings Inc*	1,000	31,800
HRG Group, Inc.*	2,775	36,075
National Bank Holdings Corp.	1,400	29,162
Resource America, Inc., Class A	1,000	8,410
Tiptree Financial, Inc.	1,100	7,975

		113,422

Home Builders — 0.8%
Beazer Homes USA, Inc.*	924	18,434
Cavco Industries, Inc.*	369	27,837
Century Communities, Inc.*	500	10,065
Hovnanian Enterprises, Inc., Class A*	4,810	12,795
Installed Building Products, Inc.*	700	17,136
KB Home	2,900	48,140
LGI Homes, Inc.*	400	7,912
M/I Homes, Inc.*	836	20,624
MDC Holdings, Inc.	1,500	44,955
Meritage Homes Corp.*	1,490	70,164
Standard Pacific Corp.*	5,590	49,807
Taylor Morrison Home Corp.*	1,100	22,396
The New Home Co., Inc.*	600	10,338
The Ryland Group, Inc.	1,746	80,962
TRI Pointe Homes, Inc.*	5,700	87,210
WCI Communities, Inc.*	400	9,756
William Lyon Homes, Class A*	600	15,402
Winnebago Industries, Inc.	1,122	26,468

		580,401

Home Furnishings — 0.5%
American Woodmark Corp.*	369	20,240
Bassett Furniture Industries, Inc.	300	8,523
Daktronics, Inc.	1,209	14,339
DTS, Inc.*	703	21,434
Ethan Allen Interiors, Inc.	1,028	27,077
Flexsteel Industries, Inc.	200	8,618
Hooker Furniture Corp.	300	7,533
iRobot Corp.*	1,082	34,494
Kimball International, Inc., Class B	1,244	15,127
La-Z-Boy, Inc.	1,962	51,679
Select Comfort Corp.*	2,072	62,305
Skullcandy, Inc.*	407	3,122
TiVo, Inc.*	3,955	40,104
Universal Electronics, Inc.*	600	29,904
VOXX International Corp.*	825	6,831

		351,330

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	$12,240
La Quinta Holdings Inc*	3,300	75,405

		87,645

Household Products & Wares — 0.5%
ACCO Brands Corp.*	4,393	34,134
Central Garden & Pet Co., Class A*	1,202	13,715
CSS Industries, Inc.	212	6,413
Helen of Troy Ltd.*	995	97,003
Prestige Brands Holdings, Inc.*	1,972	91,185
Tumi Holdings, Inc.*	1,800	36,936
WD-40 Co.	546	47,589

		326,975

Housewares — 0.1%
Libbey, Inc.	800	33,064
Lifetime Brands, Inc.	200	2,954

		36,018

Insurance — 2.9%
Ambac Financial Group, Inc.*	1,700	28,288
American Equity Investment Life Holding Co.	2,876	77,595
AMERISAFE, Inc.	708	33,318
Argo Group International Holdings Ltd.	945	52,637
Atlas Financial Holdings, Inc.*	400	7,932
Baldwin & Lyons, Inc., Class B	325	7,482
Citizens, Inc.*	1,466	10,936
CNO Financial Group, Inc.	7,393	135,662
Crawford & Co., Class B	1,538	12,965
Donegal Group, Inc., Class A	283	4,310
eHealth, Inc.*	720	9,137
EMC Insurance Group, Inc.	150	3,761
Employers Holdings, Inc.	1,282	29,204
Enstar Group Ltd.*	374	57,951
Essent Group Ltd.*	2,000	54,700
FBL Financial Group, Inc., Class A	327	18,874
Federated National Holding Co.	500	12,100
Fidelity & Guaranty Life	500	11,815
First American Financial Corp.	3,873	144,114
Global Indemnity PLC*	383	10,755
Greenlight Capital Re, Ltd., Class A*	1,128	32,904
Hallmark Financial Services, Inc.*	255	2,902
HCI Group, Inc.	300	13,263
Heritage Insurance Holdings, Inc.*	800	18,392
Hilltop Holdings, Inc.*	2,983	71,860
Horace Mann Educators Corp.	1,509	54,897
Infinity Property & Casualty Corp.	420	31,853
James River Group Holdings	400	10,348
Kansas City Life Insurance Co.	73	3,337
Kemper Corp.	1,500	57,825
Maiden Holdings Ltd.	1,768	27,899
MBIA, Inc.*	5,500	33,055
Meadowbrook Insurance Group, Inc.	1,518	13,055
MGIC Investment Corp.*	12,827	145,971
Montpelier Re Holdings Ltd.	1,307	51,627
National General Holdings Corp.	1,500	31,245

	Number of Shares	Value†

Insurance — (continued)
National Interstate Corp.	402	$10,983
National Western Life Insurance Co.,Class A	52	12,453
NMI Holdings, Inc., Class A*	2,100	16,842
OneBeacon Insurance Group Ltd., Class A	1,100	15,961
Primerica, Inc.	1,800	82,242
Radian Group, Inc.	7,203	135,128
RLI Corp.	1,522	78,216
Safety Insurance Group, Inc.	482	27,816
Selective Insurance Group, Inc.	2,175	61,009
State Auto Financial Corp.	776	18,585
State National Cos., Inc.	1,000	10,830
Stewart Information Services Corp.	808	32,158
Symetra Financial Corp.	2,900	70,093
The Navigators Group, Inc.*	395	30,636
Third Point Reinsurance Ltd.*	3,000	44,250
United Fire Group, Inc.	680	22,277
United Insurance Holdings Corp.	800	12,432
Universal Insurance Holdings, Inc.	1,251	30,274

		2,036,154

Internet — 2.3%
1-800-Flowers.com, Inc., Class A*	737	7,709
Angie’s List, Inc.*	1,600	9,856
Bankrate, Inc.*	2,723	28,564
Bazaarvoice, Inc.*	1,900	11,191
Blucora, Inc.*	1,496	24,160
Blue Nile, Inc.*	439	13,341
Boingo Wireless, Inc.*	900	7,434
Box, Inc., Class A*	500	9,320
Brightcove, Inc.*	1,200	8,232
BroadSoft, Inc.*	1,061	36,679
ChannelAdvisor Corp.*	900	10,755
Chegg, Inc.*	3,100	24,304
Cogent Communications Holdings, Inc.	1,819	61,555
comScore, Inc.*	1,259	67,054
Constant Contact, Inc.*	1,165	33,506
Coupons.com, Inc.*	2,100	22,659
Dealertrack Technologies, Inc.*	1,996	125,329
Dhi Group, Inc.*	1,163	10,339
Endurance International Group Holdings, Inc.*	2,100	43,386
ePlus, Inc.*	174	13,337
Etsy, Inc.*	600	8,430
FTD Cos, Inc.*	818	23,060
Global Eagle Entertainment, Inc.*	1,500	19,530
GrubHub, Inc.*	2,700	91,989
HealthStream, Inc.*	900	27,378
Internap Corp.*	1,921	17,769
IntraLinks Holdings, Inc.*	1,700	20,247
Limelight Networks, Inc.*	1,172	4,618
Lionbridge Technologies, Inc.*	2,243	13,839
Liquidity Services, Inc.*	1,035	9,967
Marketo, Inc.*	1,100	30,866
Moduslink Global Solutions, Inc.*	945	3,213
New Media Investment Group, Inc.	1,700	30,481
NIC, Inc.	2,629	48,058

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Orbitz Worldwide, Inc.*	3,876	$44,264
Overstock.com, Inc.*	571	12,870
Perficient, Inc.*	1,245	23,954
Q2 Holdings, Inc.*	600	16,950
QuinStreet, Inc.*	1,815	11,707
RealNetworks, Inc.*	515	2,786
Reis, Inc.	400	8,872
RetailMeNot, Inc.*	1,300	23,179
RingCentral, Inc., Class A*	1,900	35,131
Safeguard Scientifics, Inc.*	550	10,703
Shutterfly, Inc.*	1,290	61,675
Shutterstock, Inc.*	600	35,184
SPS Commerce, Inc.*	600	39,480
Stamps.com, Inc.*	462	33,989
TechTarget, Inc.*	500	4,465
TeleCommunication Systems, Inc., Class A*	1,400	4,634
Textura Corp.*	800	22,264
The Rubicon Project, Inc.*	800	11,968
Travelzoo, Inc.*	311	3,508
Truecar, Inc.*	1,700	20,383
Tubemogul, Inc.*	500	7,145
United Online, Inc.*	500	7,835
VASCO Data Security International, Inc.*	1,028	31,035
VirnetX Holding Corp.*	1,583	6,649
Wayfair, Inc., Class A*	700	26,348
Web.com Group, Inc.*	1,500	36,330
WebMD Health Corp.*	1,486	65,800
Wix.com Ltd.*	600	14,172
XO Group, Inc.*	859	14,045
Yodlee, Inc.*	600	8,664
Zendesk, Inc.*	1,900	42,199
Zix Corp.*	1,848	9,554
Zulily Inc*	2,300	29,992

		1,645,889

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	17,604
Caesars Acquisition Co., Class A*	1,900	13,072
Real Industry, Inc.*	800	9,080

		39,756

Iron & Steel — 0.3%
AK Steel Holding Corp.*	7,200	27,864
Carpenter Technology Corp.	1,800	69,624
Cliffs Natural Resources, Inc.	5,300	22,949
Commercial Metals Co.	4,100	65,928
Ryerson Holding Corp.*	800	7,280
Schnitzer Steel Industries, Inc., Class A	900	15,723
Timkensteel Corp.	1,400	37,786

		247,154

Leisure Time — 0.6%
Arctic Cat, Inc.	444	14,745
Black Diamond, Inc.*	1,300	12,012
Callaway Golf Co.	2,746	24,549
ClubCorp Holdings, Inc.	1,500	35,820

	Number of Shares	Value†

Leisure Time — (continued)
Diamond Resorts International, Inc.*	1,400	$44,170
Escalade, Inc.	600	11,034
Fox Factory Holding Corp.*	500	8,040
Interval Leisure Group, Inc.	1,416	32,356
Johnson Outdoors, Inc.	200	4,710
Liberty Tripadvisor Holdings, Inc.*	2,700	86,994
Malibu Boats, Inc., Class A*	500	10,045
Marine Products Corp.	160	998
Nautilus, Inc.*	1,300	27,963
Performance Sports Group Ltd.*	1,600	28,800
Travelport Worldwide Ltd.	3,700	50,986

		393,222

Lodging — 0.1%
Boyd Gaming Corp.*	3,000	44,850
Intrawest Resorts Holdings, Inc.*	200	2,324
Monarch Casino & Resort, Inc.*	185	3,804
Morgans Hotel Group Co.*	1,494	10,069
The Marcus Corp.	933	17,895

		78,942

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	698	29,191
Hyster-Yale Materials Handling, Inc.	344	23,832

		53,023

Machinery — Diversified — 0.6%
Alamo Group, Inc.	317	17,321
Albany International Corp., Class A	1,132	45,054
Altra Industrial Motion Corp.	1,003	27,262
Applied Industrial Technologies, Inc.	1,582	62,726
Briggs & Stratton Corp.	1,536	29,583
Chart Industries, Inc.*	1,177	42,078
Columbus McKinnon Corp.	685	17,125
DXP Enterprises, Inc.*	522	24,273
Hurco Cos., Inc.	200	6,924
Kadant, Inc.	499	23,553
Lindsay Corp.	453	39,823
NACCO Industries, Inc., Class A	222	13,489
Power Solutions International, Inc.*	100	5,402
Tennant Co.	736	48,090
The ExOne Co.*	500	5,550
The Gorman-Rupp Co.	751	21,088
Twin Disc, Inc.	235	4,380
Xerium Technologies, Inc.*	400	7,280

		441,001

Media — 1.1%
Central European Media Enterprises Ltd., Class A*	3,100	6,758
Crown Media Holdings, Inc., Class A*	217	981
Cumulus Media, Inc., Class A*	5,200	10,556
Daily Journal Corp.*	2	393
Entercom Communications Corp., Class A*	700	7,994
Entravision Communications Corp., Class A	2,800	23,044
Gray Television, Inc.*	2,000	31,360

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Hemisphere Media Group, Inc.*	600	$7,140
Houghton Mifflin Harcourt Co.*	4,900	123,480
Martha Stewart Living Omnimedia, Inc., Class A*	562	3,507
Media General, Inc.*	3,500	57,820
Meredith Corp.	1,300	67,795
Nexstar Broadcasting Group, Inc., Class A	1,100	61,600
Saga Communications, Inc.	133	5,034
Scholastic Corp.	956	42,188
Sinclair Broadcast Group, Inc., Class A	2,417	67,458
The E.W. Scripps Co., Class A	2,029	46,363
The New York Times Co., Class A	5,321	72,632
Time, Inc.	3,900	89,739
Tribune Publishing Co.	900	13,986
World Wrestling Entertainment, Inc., Class A	1,314	21,681

		761,509

Metal Fabricate/Hardware — 0.8%
Advanced Drainage Systems, Inc.	1,200	35,196
CIRCOR International, Inc.	735	40,080
Furmanite Corp.*	1,354	10,994
Global Brass & Copper Holdings, Inc.	600	10,206
Haynes International, Inc.	564	27,816
L.B. Foster Co., Class A	366	12,667
Mueller Industries, Inc.	2,188	75,967
Mueller Water Products, Inc., Class A	6,192	56,347
NN, Inc.	700	17,864
Northwest Pipe Co.*	483	9,839
Olympic Steel, Inc.	231	4,029
Omega Flex, Inc.	59	2,222
RBC Bearings, Inc.*	837	60,063
Rexnord Corp.*	3,600	86,076
RTI International Metals, Inc.*	1,113	35,082
Sun Hydraulics Corp.	859	32,737
Worthington Industries, Inc.	1,684	50,621

		567,806

Mining — 0.5%
Century Aluminum Co.*	1,754	18,294
Coeur Mining, Inc.*	3,828	21,858
Energy Fuels, Inc.*	1,600	7,120
Globe Specialty Metals, Inc.	2,414	42,728
Hecla Mining Co.	12,817	33,709
Horsehead Holding Corp.*	1,983	23,241
Kaiser Aluminum Corp.	616	51,177
Materion Corp.	857	30,209
Ring Energy, Inc.*	800	8,952
Stillwater Mining Co.*	4,524	52,433
United States Lime & Minerals, Inc.	29	1,685
US Silica Holdings, Inc.	2,100	61,656

		353,062

Miscellaneous Manufacturing — 1.7%
Actuant Corp., Class A	2,106	48,627
American Railcar Industries, Inc.	400	19,456
AZZ, Inc.	976	50,557

	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
Barnes Group, Inc.	2,065	$80,514
Blount International, Inc.*	1,995	21,785
Chase Corp.	200	7,950
CLARCOR, Inc.	1,898	118,131
EnPro Industries, Inc.	917	52,471
Fabrinet*	1,500	28,095
Federal Signal Corp.	2,343	34,934
FreightCar America, Inc.	570	11,902
GP Strategies Corp.*	400	13,296
Handy & Harman Ltd.*	200	6,930
Harsco Corp.	3,200	52,800
Hillenbrand, Inc.	2,374	72,882
John Bean Technologies Corp.	1,029	38,680
Koppers Holdings, Inc.	820	20,270
LSB Industries, Inc.*	749	30,589
Lydall, Inc.*	600	17,736
Movado Group, Inc.	760	20,642
Myers Industries, Inc.	1,125	21,375
NL Industries, Inc.*	90	667
Park-Ohio Holdings Corp.	400	19,384
Polypore International, Inc.*	1,700	101,796
Proto Labs, Inc.*	900	60,732
Raven Industries, Inc.	1,346	27,364
Smith & Wesson Holding Corp.*	2,179	36,150
Standex International Corp.	500	39,965
Sturm Ruger & Co., Inc.	619	35,562
Tredegar Corp.	1,061	23,459
TriMas Corp.*	1,795	53,132
Trinseo SA*	600	16,104

		1,183,937

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	13,440

Office Furnishings — 0.5%
Herman Miller, Inc.	2,232	64,572
HNI Corp.	1,643	84,039
Interface, Inc.	2,595	65,005
Knoll, Inc.	1,953	48,884
Steelcase, Inc., Class A	3,131	59,207

		321,707

Oil & Gas — 1.9%
Abraxas Petroleum Corp.*	4,100	12,095
Adams Resources & Energy, Inc.	100	4,460
Alon USA Energy, Inc.	952	17,993
Approach Resources, Inc.*	1,341	9,186
Atwood Oceanics, Inc.	2,300	60,812
Bill Barrett Corp.*	2,025	17,395
Bonanza Creek Energy, Inc.*	1,700	31,025
C&J Energy Services Ltd.*	1,830	24,156
Callon Petroleum Co.*	2,000	16,640
Carrizo Oil & Gas, Inc.*	1,965	96,757
Clayton Williams Energy, Inc.*	217	14,268
Contango Oil & Gas Co.*	703	8,626
Delek US Holdings, Inc.	1,998	73,566

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Eclipse Resources Corp.*	1,400	$7,364
Energy XXI Ltd.	3,733	9,818
Evolution Petroleum Corp.	500	3,295
EXCO Resources, Inc.	6,375	7,522
FMSA Holdings, Inc.*	2,200	18,018
Gastar Exploration, Inc.*	2,600	8,034
Halcon Resources Corp.*	9,876	11,456
Isramco, Inc.*	21	2,898
Jones Energy, Inc.*	600	5,430
Magnum Hunter Resources Corp.*	7,500	14,025
Matador Resources Co.*	2,600	65,000
Northern Oil & Gas, Inc.*	2,253	15,253
Oasis Petroleum, Inc.*	5,000	79,250
Panhandle Oil and Gas, Inc., Class A	634	13,117
Par Petroleum Corp.*	500	9,360
Parker Drilling Co.*	5,217	17,320
Parsley Energy, Inc., Class A*	2,900	50,518
PDC Energy, Inc.*	1,412	75,740
Penn Virginia Corp.*	2,412	10,564
Rex Energy Corp.*	1,800	10,062
Rosetta Resources, Inc.*	2,737	63,334
RSP Permian, Inc.*	1,900	53,409
Sanchez Energy Corp.*	1,900	18,620
SandRidge Energy, Inc.*	14,400	12,629
Seventy Seven Energy, Inc.*	1,800	7,722
Stone Energy Corp.*	2,079	26,175
Synergy Resources Corp.*	3,800	43,434
Transatlantic Petroleum Ltd.*	1,000	5,110
Trecora Resources*	1,000	15,100
Triangle Petroleum Corp.*	2,800	14,056
Ultra Petroleum Corp.*	5,400	67,608
Unit Corp.*	1,800	48,816
W&T Offshore, Inc.	1,643	9,004
Western Refining, Inc.	2,537	110,664

		1,316,704

Oil & Gas Services — 0.9%
Basic Energy Services, Inc.*	1,188	8,969
CARBO Ceramics, Inc.	800	33,304
Exterran Holdings, Inc.	2,300	75,095
Flotek Industries, Inc.*	2,000	25,060
Forum Energy Technologies, Inc.*	2,300	46,644
Geospace Technologies Corp.*	476	10,972
Helix Energy Solutions Group, Inc.*	4,101	51,796
Hornbeck Offshore Services, Inc.*	1,378	28,290
ION Geophysical Corp.*	5,465	5,848
Key Energy Services, Inc.*	5,224	9,403
Matrix Service Co.*	987	18,042
Mrc Global Inc*	3,600	55,584
Natural Gas Services Group, Inc.*	594	13,555
Newpark Resources, Inc.*	3,512	28,553
North Atlantic Drilling Ltd.	2,800	3,332
Oil States International, Inc.*	1,800	67,014
Pioneer Energy Services Corp.*	2,650	16,801
SEACOR Holdings, Inc.*	700	49,658
Tesco Corp.	1,400	15,260

	Number of Shares	Value†

Oil & Gas Services — (continued)
TETRA Technologies, Inc.*	2,979	$19,006
Thermon Group Holdings, Inc.*	1,100	26,477

		608,663

Packaging and Containers — 0.3%
AEP Industries, Inc.*	138	7,618
Berry Plastics Group, Inc.*	4,300	139,320
Greif, Inc., Class A	1,100	39,435

		186,373

Pharmaceuticals — 4.3%
ACADIA Pharmaceuticals, Inc.*	3,000	125,640
Adamas Pharmaceuticals, Inc.*	300	7,866
Aegerion Pharmaceuticals, Inc.*	1,100	20,867
Aerie Pharmaceuticals, Inc.*	700	12,355
Akebia Therapeutics, Inc.*	300	3,087
Alimera Sciences, Inc.*	1,100	5,071
Amicus Therapeutics, Inc.*	3,400	48,110
Amphastar Pharmaceuticals, Inc.*	1,100	19,338
Anacor Pharmaceuticals, Inc.*	1,500	116,145
Anika Therapeutics, Inc.*	500	16,515
Antares Pharma, Inc.*	5,200	10,816
Anthera Pharmaceuticals, Inc.*	1,100	9,482
Aratana Therapeutics, Inc.*	900	13,608
Array BioPharma, Inc.*	4,748	34,233
BioDelivery Sciences International, Inc.*	1,900	15,124
BioScrip, Inc.*	2,011	7,300
Biospecifics Technologies Corp.*	100	5,160
Catalyst Pharmaceuticals, Inc.*	2,400	9,912
Cempra, Inc.*	1,100	37,796
ChemoCentryx, Inc.*	1,000	8,230
Chimerix, Inc.*	1,500	69,300
Clovis Oncology, Inc.*	900	79,092
Concert Pharmaceuticals, Inc.*	500	7,445
Corcept Therapeutics, Inc.*	2,900	17,429
DepoMed, Inc.*	1,983	42,555
Dicerna Pharmaceuticals, Inc.*	500	6,975
Diplomat Pharmacy, Inc.*	1,300	58,175
Durect Corp.*	3,500	8,365
Dyax Corp.*	5,220	138,330
Eagle Pharmaceuticals, Inc.*	300	24,258
Enanta Pharmaceuticals, Inc.*	600	26,994
Endocyte, Inc.*	1,500	7,785
Esperion Therapeutics, Inc.*	500	40,880
Fibrogen, Inc.*	1,700	39,950
Flexion Therapeutics, Inc.*	400	8,756
Foamix Pharmaceuticals Ltd.*	700	7,175
Heron Therapeutics, Inc.*	900	28,044
IGI Laboratories, Inc.*	1,800	11,340
Ignyta, Inc.*	600	9,054
Immune Design Corp.*	400	8,260
Impax Laboratories, Inc.*	2,637	121,091
Infinity Pharmaceuticals, Inc.*	1,828	20,017
Insys Therapeutics, Inc.*	800	28,736
Intra-Cellular Therapies, Inc.*	800	25,560
Ironwood Pharmaceuticals, Inc.*	4,461	53,800

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Keryx Biopharmaceuticals, Inc.*	3,500	$34,930
La Jolla Pharmaceutical CO*	400	9,804
Lannett Co., Inc.*	997	59,262
MannKind Corp.*	8,904	50,664
Mirati Therapeutics, Inc.*	300	9,441
Natural Grocers By Vitamin Cottage, Inc.*	400	9,848
Natural Health Trends Corp.	300	12,438
Nature’s Sunshine Products, Inc.	200	2,750
Nektar Therapeutics*	4,833	60,461
Neogen Corp.*	1,302	61,767
Neurocrine Biosciences, Inc.*	3,177	151,733
Nevro Corp.*	500	26,875
Northwest Biotherapeutics, Inc.*	1,600	15,888
Nutraceutical International Corp.*	196	4,849
Omega Protein Corp.*	500	6,875
Ophthotech Corp.*	800	41,648
Orexigen Therapeutics, Inc.*	4,188	20,731
Osiris Therapeutics, Inc.*	773	15,042
Otonomy, Inc.*	300	6,897
Pacira Pharmaceuticals, Inc.*	1,300	91,936
Pernix Therapeutics Holdings, Inc.*	1,500	8,880
PharMerica Corp.*	1,220	40,626
Phibro Animal Health Corp., Class A	700	27,258
Portola Pharmaceuticals, Inc.*	1,700	77,435
POZEN, Inc.*	1,002	10,331
PRA Health Sciences, Inc.*	800	29,064
Progenics Pharmaceuticals, Inc.*	2,601	19,403
Radius Health, Inc.*	1,000	67,700
Raptor Pharmaceutical Corp.*	2,600	41,054
Regulus Therapeutics, Inc.*	500	5,480
Relypsa, Inc.*	1,100	36,399
Revance Therapeutics, Inc.*	400	12,792
Sagent Pharmaceuticals, Inc.*	1,000	24,310
Sarepta Therapeutics, Inc.*	1,400	42,602
Sciclone Pharmaceuticals, Inc.*	2,277	22,360
Sorrento Therapeutics, Inc.*	900	15,858
Sucampo Pharmaceuticals, Inc., Class A*	671	11,024
Supernus Pharmaceuticals, Inc.*	1,400	23,772
Synergy Pharmaceuticals, Inc.*	4,300	35,690
Synta Pharmaceuticals Corp.*	1,921	4,284
Synutra International, Inc.*	311	2,224
TESARO, Inc.*	800	47,032
Tetraphase Pharmaceuticals, Inc.*	1,200	56,928
TG Therapeutics, Inc.*	1,200	19,908
TherapeuticsMD, Inc.*	4,500	35,370
Threshold Pharmaceuticals, Inc.*	2,000	8,080
USANA Health Sciences, Inc.*	224	30,612
Vanda Pharmaceuticals, Inc.*	1,241	15,748
Vitae Pharmaceuticals, Inc.*	500	7,200
Vital Therapies, Inc.*	300	6,330
VIVUS, Inc.*	3,770	8,897
Xencor, Inc.*	1,000	21,970
XenoPort, Inc.*	1,927	11,812
Zafgen, Inc.*	600	20,778
Zogenix, Inc.*	4,600	7,728

	Number of Shares	Value†

Pharmaceuticals — (continued)
Zs Pharma, Inc.*	600	$31,434

		2,998,233

Pipelines — 0.2%
Primoris Services Corp.	1,490	29,502
SemGroup Corp.	1,600	127,168

		156,670

Real Estate — 0.5%
Alexander & Baldwin, Inc.	1,800	70,920
AV Homes, Inc.*	195	2,802
Consolidated-Tomoka Land Co.	124	7,147
Forestar Group, Inc.*	1,163	15,305
FRP Holdings, Inc.*	369	11,967
HFF, Inc., Class A	1,300	54,249
Kennedy-Wilson Holdings, Inc.	3,281	80,680
Marcus & Millichap, Inc.*	500	23,070
RE/MAX Holdings, Inc., Class A	400	14,204
The St. Joe Co.*	2,500	38,825

		319,169

Retail — 6.0%
Abercrombie & Fitch Co., Class A	2,500	53,775
America’s Car-Mart, Inc.*	227	11,196
American Eagle Outfitters, Inc.	7,000	120,540
ANN, Inc.*	1,785	86,198
Asbury Automotive Group, Inc.*	1,049	95,060
Ascena Retail Group, Inc.*	5,000	83,275
Barnes & Noble, Inc.*	1,800	46,728
bebe Stores, Inc.	1,517	3,034
Big 5 Sporting Goods Corp.	581	8,256
Big Lots, Inc.	1,900	85,481
Biglari Holdings, Inc.*	70	28,962
BJ’s Restaurants, Inc.*	820	39,729
Bloomin’ Brands, Inc.	4,400	93,940
Bob Evans Farms, Inc.	842	42,984
Boot Barn Holdings, Inc.*	400	12,800
Bravo Brio Restaurant Group, Inc.*	500	6,775
Buffalo Wild Wings, Inc.*	647	101,378
Build-A-Bear Workshop, Inc.*	700	11,193
Burlington Stores, Inc.*	2,700	138,239
Caleres, Inc.	1,654	52,564
Carrols Restaurant Group, Inc.*	1,713	17,815
Casey’s General Stores, Inc.	1,440	137,866
Cash America International, Inc.	1,125	29,464
Chico’s FAS, Inc.	5,100	84,813
Christopher & Banks Corp.*	1,500	6,015
Chuy’s Holdings, Inc.*	600	16,074
Citi Trends, Inc.*	503	12,173
Conn’s, Inc.*	1,104	43,829
Cracker Barrel Old Country Store, Inc.	724	107,992
Dave & Buster’s Entertainment, Inc.*	800	28,872
Del Frisco’s Restaurant Group, Inc.*	1,000	18,630
Denny’s Corp.*	3,552	41,239
Destination XL Group, Inc.*	1,500	7,515
DineEquity, Inc.	671	66,489

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
El Pollo Loco Holdings Inc*	400	$8,284
Express, Inc.*	3,154	57,119
Ezcorp, Inc., Class A*	1,766	13,121
Fiesta Restaurant Group, Inc.*	1,013	50,650
First Cash Financial Services, Inc.*	962	43,858
Five Below, Inc.*	2,100	83,013
Francesca’s Holdings Corp.*	1,658	22,333
Fred’s, Inc., Class A	1,431	27,604
Freshpet, Inc.*	700	13,020
Genesco, Inc.*	895	59,097
Group 1 Automotive, Inc.	907	82,383
Guess?, Inc.	2,400	46,008
Haverty Furniture Cos., Inc.	950	20,539
Hibbett Sports, Inc.*	955	44,484
HSN, Inc.	1,179	82,754
Jack in the Box, Inc.	1,314	115,842
Jamba, Inc.*	440	6,816
Kirkland’s, Inc.	427	11,900
Krispy Kreme Doughnuts, Inc.*	2,622	50,500
Lands’ End, Inc.*	700	17,381
Lithia Motors, Inc., Class A	794	89,849
Lumber Liquidators Holdings, Inc.*	1,033	21,393
MarineMax, Inc.*	1,000	23,510
Mattress Firm Holding Corp.*	700	42,665
Noodles & Co.*	300	4,380
Outerwall, Inc.	650	49,471
Papa John’s International, Inc.	1,010	76,366
Party City Holdco, Inc.*	800	16,216
PC Connection, Inc.	565	13,978
PetMed Express, Inc.	613	10,587
Pier 1 Imports, Inc.	3,644	46,024
Popeyes Louisiana Kitchen, Inc.*	859	51,531
Potbelly Corp.*	300	3,675
Pricesmart, Inc.	731	66,696
Red Robin Gourmet Burgers, Inc.*	520	44,626
Regis Corp.*	1,832	28,872
Restoration Hardware Holdings, Inc.*	1,200	117,156
Ruby Tuesday, Inc.*	2,213	13,876
Rush Enterprises, Inc., Class A*	1,435	37,611
Ruth’s Hospitality Group, Inc.	1,195	19,263
Shake Shack, Inc., Class A*	200	12,054
Shoe Carnival, Inc.	458	13,218
Sonic Automotive, Inc., Class A	1,134	27,023
Sonic Corp.	1,832	52,762
Sportsman’s Warehouse Holdings, Inc.*	600	6,822
Stage Stores, Inc.	1,381	24,209
Stein Mart, Inc.	1,261	13,203
Systemax, Inc.*	262	2,264
Texas Roadhouse, Inc.	2,570	96,195
The Buckle, Inc.	1,049	48,013
The Cato Corp., Class A	1,104	42,791
The Cheesecake Factory, Inc.	1,716	93,582
The Children’s Place, Inc.	694	45,395
The Container Store Group, Inc.*	600	10,122
The Finish Line, Inc., Class A	1,793	49,881
The Habit Restaurants, Inc., Class A*	400	12,516

	Number of Shares	Value†

Retail — (continued)
The Men’s Wearhouse, Inc.	1,756	$112,507
The Pep Boys — Manny, Moe, & Jack*	2,305	28,282
Tile Shop Holdings, Inc.*	1,300	18,447
Tilly’s, Inc.*	400	3,868
Tuesday Morning Corp.*	1,629	18,351
Vera Bradley, Inc.*	800	9,016
Vitamin Shoppe, Inc.*	1,200	44,724
West Marine, Inc.*	664	6,401
Winmark Corp.	100	9,850
Zoe’s Kitchen, Inc.*	700	28,658
Zumiez, Inc.*	703	18,721

		4,224,219

Savings & Loans — 1.6%
Anchor Bancorp Wisconsin, Inc.*	200	7,596
Astoria Financial Corp.	3,201	44,142
Banc of California, Inc.	1,300	17,875
Bank Mutual Corp.	2,432	18,653
BankFinancial Corp.	609	7,174
BBX Capital Corp.*	110	1,786
Beneficial Bancorp, Inc.*	2,873	35,884
Berkshire Hills Bancorp, Inc.	1,102	31,385
BofI Holding, Inc.*	600	63,426
Brookline Bancorp, Inc.	2,122	23,957
Capitol Federal Financial, Inc.	5,000	60,200
Charter Financial Corp.	900	11,169
Clifton Bancorp, Inc.	1,146	16,033
Dime Community Bancshares, Inc.	1,030	17,448
EverBank Financial Corp.	3,600	70,740
First Defiance Financial Corp.	300	11,259
Flagstar Bancorp, Inc.*	800	14,784
Flushing Financial Corp.	1,338	28,111
Fox Chase Bancorp, Inc.	420	7,106
Heritage Financial Group, Inc.	300	9,054
Homestreet, Inc.*	600	13,692
HomeTrust Bancshares, Inc.*	900	15,084
Investors Bancorp, Inc.	12,555	154,427
Meridian Bancorp, Inc.*	1,874	25,130
Meta Financial Group, Inc.	200	8,584
Northfield Bancorp, Inc.	1,593	23,975
Northwest Bancshares, Inc.	3,775	48,396
OceanFirst Financial Corp.	327	6,099
Oritani Financial Corp.	1,718	27,574
Pacific Premier Bancorp, Inc.*	700	11,872
Provident Financial Services, Inc.	2,403	45,633
Sterling Bancorp, Inc.	3,427	50,377
Territorial Bancorp, Inc.	243	5,895
United Community Financial Corp.	1,700	9,095
United Financial Bancorp, Inc.	2,131	28,662
Washington Federal, Inc.	3,400	79,390
Waterstone Financial, Inc.	1,500	19,800
WSFS Financial Corp.	1,071	29,292

		1,100,759

Semiconductors — 3.1%
Advanced Micro Devices, Inc.*	22,500	54,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Alpha & Omega Semiconductor Ltd.*	400	$3,496
Ambarella, Inc.*	1,100	112,959
Amkor Technology, Inc.*	3,211	19,202
Applied Micro Circuits Corp.*	2,958	19,966
Axcelis Technologies, Inc.*	6,100	18,056
Brooks Automation, Inc.	2,477	28,362
Cabot Microelectronics Corp.*	961	45,273
Cascade Microtech, Inc.*	700	10,657
Cavium, Inc.*	1,979	136,175
CEVA, Inc.*	671	13,037
Cirrus Logic, Inc.*	2,281	77,622
Cohu, Inc.	904	11,960
Diodes, Inc.*	1,399	33,730
DSP Group, Inc.*	557	5,754
Entegris, Inc.*	5,270	76,784
Exar Corp.*	1,532	14,983
Fairchild Semiconductor International, Inc.*	4,400	76,472
FEI Co.	1,546	128,210
FormFactor, Inc.*	2,172	19,982
Gerber Scientific, Inc.*~	500	0
GSl Group, Inc.*	800	12,024
Inphi Corp.*	1,400	32,004
Integrated Device Technology, Inc.*	5,093	110,518
Integrated Silicon Solution, Inc.	1,000	22,140
Intersil Corp., Class A	5,100	63,801
IXYS Corp.	1,266	19,370
Kopin Corp.*	1,507	5,199
Lattice Semiconductor Corp.*	4,924	29,002
Mattson Technology, Inc.*	2,300	7,705
MaxLinear, Inc., Class A*	2,243	27,140
Micrel, Inc.	1,845	25,645
Microsemi Corp.*	3,393	118,585
MKS Instruments, Inc.	1,996	75,728
Monolithic Power Systems, Inc.	1,467	74,392
Nanometrics, Inc.*	900	14,508
Omnivision Technologies, Inc.*	2,119	55,507
Pericom Semiconductor Corp.	646	8,495
Photronics, Inc.*	2,192	20,846
PMC-Sierra, Inc.*	6,900	59,064
Power Integrations, Inc.	1,095	49,472
QLogic Corp.*	3,200	45,408
Rambus, Inc.*	4,123	59,742
Rovi Corp.*	3,100	49,445
Rudolph Technologies, Inc.*	1,054	12,659
Semtech Corp.*	2,609	51,789
Sigma Designs, Inc.*	1,200	14,316
Silicon Laboratories, Inc.*	1,500	81,015
Tessera Technologies, Inc.	1,823	69,238
Ultra Clean Holdings, Inc.*	900	5,607
Ultratech, Inc.*	978	18,152
Veeco Instruments, Inc.*	1,393	40,035
Xcerra Corp.*	2,466	18,668

		2,203,899

Software — 4.5%
2U, Inc.*	900	28,971

	Number of Shares	Value†

Software — (continued)
ACI Worldwide, Inc.*	4,027	$98,943
Actua Corp.*	1,428	20,363
Acxiom Corp.*	2,967	52,160
Advent Software, Inc.	2,035	89,967
Amber Road, Inc.*	600	4,212
American Software, Inc., Class A	593	5,634
Aspen Technology, Inc.*	3,053	139,064
Audience, Inc.*	400	1,956
AVG Technologies NV*	1,400	38,094
Avid Technology, Inc.*	1,100	14,674
Benefitfocus, Inc.*	200	8,770
Blackbaud, Inc.	1,750	99,663
Bottomline Technologies, Inc.*	1,545	42,966
Callidus Software, Inc.*	2,000	31,160
Castlight Health, Inc., Class B*	1,200	9,768
CommVault Systems, Inc.*	1,648	69,892
Computer Programs & Systems, Inc.	447	23,879
Cornerstone OnDemand, Inc.*	2,100	73,080
CSG Systems International, Inc.	1,281	40,556
Cvent, Inc.*	800	20,624
Demandware, Inc.*	1,200	85,296
Digi International, Inc.*	657	6,274
Ebix, Inc.	1,036	33,784
Envestnet, Inc.*	1,300	52,559
Epiq Systems, Inc.	1,168	19,716
Everyday Health, Inc.*	700	8,946
Fair Isaac Corp.	1,188	107,847
Fleetmatics Group PLC*	1,500	70,245
Glu Mobile, Inc.*	4,000	24,840
Guidance Software, Inc.*	400	3,388
Guidewire Software, Inc.*	2,600	137,618
Hortonworks, Inc.*	300	7,596
Hubspot, Inc.*	700	34,706
Imperva, Inc.*	1,000	67,700
inContact, Inc.*	2,100	20,727
Infoblox, Inc.*	2,100	55,041
InnerWorkings, Inc.*	1,724	11,499
Interactive Intelligence Group, Inc.*	597	26,549
Jive Software, Inc.*	1,500	7,875
Luxoft Holding, Inc.*	600	33,930
ManTech International Corp., Class A	1,039	30,131
MedAssets, Inc.*	2,448	54,003
Medidata Solutions, Inc.*	2,088	113,420
MicroStrategy, Inc., Class A*	318	54,085
Mobileiron, Inc.*	1,200	7,092
Model N, Inc.*	300	3,573
Monotype Imaging Holdings, Inc.	1,599	38,552
New Relic, Inc.*	200	7,038
Omnicell, Inc.*	1,435	54,114
Opower, Inc.*	600	6,906
Paycom Software, Inc.*	1,100	37,565
PDF Solutions, Inc.*	1,200	19,200
Pegasystems, Inc.	1,260	28,841
Press Ganey Holdings, Inc.*	300	8,601
Progress Software Corp.*	1,986	54,615
Proofpoint, Inc.*	1,500	95,505

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
PROS Holdings, Inc.*	917	$19,358
QAD, Inc.	392	10,361
Qlik Technologies, Inc.*	3,441	120,297
Quality Systems, Inc.	1,704	28,235
Rally Software Development Corp.*	1,000	19,450
RealPage, Inc.*	2,000	38,140
Rocket Fuel, Inc.*	800	6,560
Sapiens International Corp. N.V.	800	8,304
SciQuest, Inc.*	900	13,329
Seachange International, Inc.*	1,273	8,924
Synchronoss Technologies, Inc.*	1,346	61,553
SYNNEX Corp.	1,094	80,070
Take-Two Interactive Software, Inc.*	3,044	83,923
Tangoe, Inc.*	1,769	22,254
Tyler Technologies, Inc.*	1,252	161,984
Verint Systems, Inc.*	2,195	133,335

		3,159,850

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	74,705
Wesco Aircraft Holdings, Inc.*	2,140	32,421

		107,126

Telecommunications — 2.9%
8X8, Inc.*	3,400	30,464
ADTRAN, Inc.	2,205	35,831
Alliance Fiber Optic Products, Inc.	600	11,130
Anixter International, Inc.*	1,034	67,365
Atlantic Tele-Network, Inc.	349	24,109
Black Box Corp.	562	11,240
CalAmp Corp.*	1,400	25,564
Calix, Inc.*	1,487	11,316
Ciena Corp.*	4,200	99,456
Cincinnati Bell, Inc.*	7,785	29,739
Clearfield, Inc.*	400	6,364
Comtech Telecommunications Corp.	552	16,036
Comverse, Inc.*	990	19,879
Consolidated Communications Holdings, Inc.	1,841	38,679
DigitalGlobe, Inc.*	2,569	71,392
EarthLink Holdings Corp.	4,016	30,080
Extreme Networks, Inc.*	3,147	8,465
Fairpoint Communications, Inc.*	600	10,932
Finisar Corp.*	3,821	68,281
General Communication, Inc., Class A*	986	16,772
Gigamon, Inc.*	1,000	32,990
Globalstar, Inc.*	16,600	35,026
Gogo Inc*	2,200	47,146
GTT Communications, Inc.*	800	19,096
Harmonic, Inc.*	2,870	19,602
Hawaiian Telcom Holdco, Inc.*	500	13,050
HC2 Holdings, Inc.*	700	6,265
IDT Corp., Class B	800	14,464
Infinera Corp.*	4,694	98,480
Inteliquent, Inc.	1,226	22,558
Intelsat SA*	1,200	11,904
InterDigital, Inc.	1,294	73,616

	Number of Shares	Value†

Telecommunications — (continued)
Iridium Communications, Inc.*	3,500	$31,815
Ixia*	2,113	26,286
j2 Global, Inc.	1,774	120,526
Knowles Corp.*	3,000	54,300
KVH Industries, Inc.*	354	4,761
LogMeIn, Inc.*	881	56,816
Loral Space & Communications, Inc.*	546	34,463
Lumos Networks Corp.	782	11,566
NeoPhotonics Corp.*	900	8,217
NETGEAR, Inc.*	1,329	39,897
NeuStar, Inc., Class A*	2,000	58,420
NTELOS Holdings Corp.	382	1,765
Oclaro, Inc.*	3,000	6,780
ORBCOMM, Inc.*	2,000	13,500
Pacific Datavision, Inc.*	400	16,852
Plantronics, Inc.	1,367	76,976
Polycom, Inc.*	4,800	54,912
Preformed Line Products Co.	45	1,697
Premiere Global Services, Inc.*	1,656	17,040
RigNet, Inc.*	500	15,285
Ruckus Wireless, Inc.*	2,700	27,918
Shenandoah Telecommunications Co.	859	29,404
ShoreTel, Inc.*	2,281	15,465
Sonus Networks, Inc.*	1,843	12,754
Spok Holdings, Inc.	1,112	18,726
Straight Path Communications, Inc.*	300	9,837
Telenav, Inc.*	1,000	8,050
Ubiquiti Networks, Inc.	1,200	38,298
ViaSat, Inc.*	1,562	94,126
Vonage Holdings Corp.*	6,100	29,951
West Corp.	1,800	54,180
Windstream Holdings, Inc.	3,500	22,330

		2,040,204

Textiles — 0.2%
Culp, Inc.	300	9,300
G&K Services, Inc., Class A	776	53,653
UniFirst Corp.	577	64,537

		127,490

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.*	584	5,776

Transportation — 2.0%
Air Transport Services Group, Inc.*	2,085	21,872
Arcbest Corp.	995	31,641
Ardmore Shipping Corp.	800	9,688
Atlas Air Worldwide Holdings, Inc.*	848	46,606
Bristow Group, Inc.	1,350	71,955
CAI International, Inc.*	660	13,589
Celadon Group, Inc.	935	19,336
Con-way, Inc.	2,100	80,577
Covenant Transportation Group, Inc.*	400	10,024
DHT Holdings, Inc.	2,900	22,533
Dorian LPG Ltd.*	900	15,012
Echo Global Logistics, Inc.*	1,000	32,660
Era Group, Inc.*	800	16,384

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Forward Air Corp.	1,196	$62,503
Frontline Ltd.*	3,900	9,516
GasLog Ltd.	1,700	33,915
Golden Ocean Group Ltd.	2,574	9,910
Gulfmark Offshore, Inc., Class A	979	11,356
Heartland Express, Inc.	1,967	39,792
Hub Group, Inc., Class A*	1,443	58,211
Knight Transportation, Inc.	2,264	60,539
Marten Transport Ltd.	651	14,127
Matson, Inc.	1,600	67,264
Navios Maritime Acq Corp.	3,700	13,283
Navios Maritime Holdings, Inc.	3,200	11,904
Nordic American Offshore Ltd.	900	7,326
Nordic American Tankers Ltd.	3,567	50,758
PHI, Inc.*	593	17,802
Quality Distribution, Inc.*	800	12,368
Radiant Logistics, Inc.*	1,000	7,310
Roadrunner Transportation Systems, Inc.*	1,000	25,800
Safe Bulkers, Inc.	1,700	5,474
Saia, Inc.*	961	37,758
Scorpio Bulkers, Inc.*	5,200	8,476
Scorpio Tankers, Inc.	6,300	63,567
Ship Finance International Ltd.	2,284	37,275
Swift Transportation Co.*	3,300	74,811
Teekay Tankers Ltd., Class A	3,193	21,106
Tidewater, Inc.	1,600	36,368
Universal Truckload Services, Inc.	100	2,196
USA Truck, Inc.*	200	4,246
UTi Worldwide, Inc.*	3,400	33,966
Werner Enterprises, Inc.	1,752	45,990
XPO Logistics, Inc.*	2,541	114,802
YRC Worldwide, Inc.*	1,300	16,874

		1,408,470

Trucking and Leasing — 0.2%
Greenbrier Cos., Inc.	1,047	49,052
TAL International Group, Inc.	1,293	40,859
Textainer Group Holdings Ltd.	812	21,120

		111,031

Water — 0.2%
American States Water Co.	1,524	56,982
Artesian Resources Corp., Class A	113	2,383
California Water Service Group	1,766	40,353
Connecticut Water Service, Inc.	319	10,897
Middlesex Water Co.	531	11,979
PICO Holdings, Inc.*	792	11,658
SJW Corp.	488	14,977
York Water Co.	697	14,540

		163,769

TOTAL COMMON STOCKS (Cost $44,251,804)		62,541,756

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 8.5%
Apartments — 0.4%
American Residential Properties, Inc.*	1,300	$24,050
Associated Estates Realty Corp.	2,156	61,726
Bluerock Residential Growth Reit, Inc.	600	7,596
Campus Crest Communities, Inc.	2,300	12,742
Education Realty Trust, Inc.	1,601	50,207
Monogram Residential Trust, Inc.	5,900	53,218
Preferred Apartment Communities, Inc.	800	7,960
Silver Bay Realty Trust Corp.	1,637	26,667
Trade Street Residential, Inc.	1,200	7,992

		252,158

Building & Real Estate — 1.2%
Agree Realty Corp.	596	17,385
Altisource Residential Corp.	2,200	37,070
Anworth Mortgage Asset Corp.	3,731	18,394
Apollo Commercial Real Estate Finance, Inc.	2,200	36,146
Ares Commercial Real Estate Corp.	1,000	11,390
Capstead Mortgage Corp.	3,475	38,572
Colony Financial, Inc. Class A	4,016	90,962
CYS Investments, Inc.	5,856	45,267
Dynex Capital, Inc.	2,307	17,579
Getty Realty Corp.	1,163	19,027
Hatteras Financial Corp.	3,800	61,940
Invesco Mortgage Capital, Inc.	4,407	63,108
iStar Financial, Inc.*	3,318	44,196
New York Mortgage Trust, Inc.	3,400	25,432
PennyMac Mortgage Investment Trust	2,692	46,922
Redwood Trust, Inc.	2,877	45,169
Resource Capital Corp.	4,700	18,189
Select Income REIT	2,200	45,408
Starwood Waypoint Residential Trust	1,600	38,016
Sun Communities, Inc.	1,690	104,493

		824,665

Diversified — 0.9%
AG Mortgage Investment Trust, Inc.	1,188	20,529
Armada Hoffler Properties, Inc.	800	7,992
CatchMark Timber Trust, Inc., Class A	1,300	15,041
CorEnergy Infrastructure Trust, Inc.	1,500	9,480
CoreSite Realty Corp.	900	40,896
DuPont Fabros Technology, Inc.	2,450	72,152
EPR Properties	2,010	110,108
Gramercy Property Trust, Inc.	2,200	51,414
New York REIT, Inc.	6,200	61,690
Nexpoint Residential Trust, Inc.	600	8,058
PS Business Parks, Inc.	765	55,195
STAG lndustrial, Inc.	2,100	42,000
The Geo Group, Inc.	2,768	94,555
UMH Properties, Inc.	968	9,486
Whitestone REIT	800	10,416

		609,012

Diversified Financial Services — 0.6%
American Capital Mortgage Investment Corp.	2,043	32,667
Apollo Residential Mortgage, Inc.	1,332	19,567
ARMOUR Residential REIT, Inc.	14,200	39,902

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified Financial Services — (continued)
DCT Industrial Trust, Inc.	3,120	$98,093
Ladder Capital Corp.Class A	1,400	24,290
New Residential Investment Corp.	7,500	114,300
Orchid Island Capital, Inc.	600	6,726
RAIT Financial Trust	3,606	22,033
STORE Capital Corp.	1,200	24,120
United Development Funding IV	1,000	17,480
Western Asset Mortgage Capital Corp.	1,597	23,588

		422,766

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	55,735

Healthcare — 0.7%
CareTrust REIT, Inc.	995	12,607
Healthcare Realty Trust, Inc.	3,672	85,411
LTC Properties, Inc.	1,317	54,787
Medical Properties Trust, Inc.	7,807	102,350
National Health Investors, Inc.	1,357	84,541
New Senior Investment Group, Inc.	2,300	30,751
Physicians Realty Trust	2,600	39,936
Sabra Health Care REIT, Inc.	2,188	56,319
Universal Health Realty Income Trust	520	24,159

		490,861

Hotels & Resorts — 1.6%
Ashford Hospitality Prime, Inc.	864	12,977
Ashford Hospitality Trust, Inc.	3,020	25,549
Belmond Ltd.*	3,745	46,775
Chatham Lodging Trust	1,400	37,058
Chesapeake Lodging Trust	2,089	63,673
DiamondRock Hospitality Co.	7,523	96,370
FelCor Lodging Trust, Inc.	5,018	49,578
Hersha Hospitality Trust	1,917	49,152
LaSalle Hotel Properties	4,217	149,535
Pebblebrook Hotel Trust	2,709	116,162
RLJ Lodging Trust	4,700	139,966
Ryman Hospitality Properties, Inc.	1,612	85,613
Strategic Hotels & Resorts, Inc.*	10,312	124,981
Summitt Hotel Properties, Inc.	3,500	45,535
Sunstone Hotel Investors, Inc.	7,805	117,153

		1,160,077

Industrial — 0.5%
Chambers Street Properties	9,300	73,935
EastGroup Properties, Inc.	1,175	66,070
First Industrial Realty Trust, Inc.	4,129	77,336
First Potomac Realty Trust	2,392	24,638
Monmouth Real Estate Investment Corp., Class A	2,049	19,916
QTS Realty Trust, Inc.	800	29,160
Rexford Industrial Realty, Inc.	2,000	29,160
Terreno Realty Corp.	1,675	32,998

		353,213

Mixed Industrial/Office — 0.5%
Cousins Properties, Inc.	7,761	80,559

	Number of Shares	Value†

Mixed Industrial/Office — (continued)
CyrusOne, Inc.	1,700	$50,065
Gladstone Commercial Corp.	652	10,797
Investors Real Estate Trust	4,618	32,972
Lexington Realty Trust	8,015	67,967
One Liberty Properties, Inc.	503	10,704
Washington Real Estate Investment Trust	2,606	67,626

		320,690

Office Property — 0.7%
American Assets Trust, Inc.	1,400	54,894
Easterly Government Proper, Inc.	500	7,960
Franklin Street Properties Corp.	3,245	36,701
Government Properties Income Trust	2,744	50,901
Highwoods Properties, Inc.	3,460	138,227
Hudson Pacific Properties, Inc.	2,700	76,599
Mack-Cali Realty Corp.	3,500	64,505
Parkway Properties, Inc.	2,980	51,971

		481,758

Real Estate — 0.1%
Xenia Hotels & Resorts, Inc.	4,000	86,960

Regional Malls — 0.1%
Pennsylvania Real Estate Investment Trust	2,715	57,938
Rouse Properties, Inc.	1,400	22,890

		80,828

Storage & Warehousing — 0.4%
CubeSmart	6,125	141,855
InfraREIT, Inc.*	900	25,524
National Storage Affiliates Trust	700	8,680
Sovran Self Storage, Inc.	1,282	111,419

		287,478

Strip Centers — 0.7%
Acadia Realty Trust	2,520	73,357
Alexander’s, Inc.	57	23,370
Cedar Realty Trust, Inc.	2,826	18,087
Equity One, Inc.	2,454	57,276
Excel Trust, Inc.	2,100	33,117
Inland Real Estate Corp.	3,688	34,741
Kite Realty Group Trust	2,951	72,211
Ramco-Gershenson Properties Trust	3,141	51,261
Retail Opportunity Investments Corp.	3,300	51,546
Saul Centers, Inc.	451	22,185
Urban Edge Properties	3,100	64,449
Urstadt Biddle Properties, Inc., Class A	816	15,243

		516,843

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,046,898)		5,943,044

RIGHTS — 0.0%
Bioscrip Rights	2,011	0
Chelsea Therapeutics Intl Ltd. CVR~	1,600	0
Clinical Data, Inc.~	354	0
Cubist Pharmaceuticals, Inc.	1,200	0

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
RIGHTS — (continued)
Durata Therapeutics CVR Shares~	500	$415
Furiex Pharmaceuticals Rights~	300	2,445
Leap Wireless CVR~	2,300	5,796

TOTAL RIGHTS (Cost $8,671)		8,656

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills 0.005%, 07/09/15 (Cost $65,000)	$65	65,000

	Number of Shares	Value†
WARRANTS — 0.0%
Magnum Hunter Resources Corp.~ (Cost $0)	780	0

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio -Institutional Shares (Cost $1,695,029)	1,695,029	1,695,029

TOTAL INVESTMENTS — 100.4% (Cost $51,067,402)		$70,253,485

Other Assets & Liabilities — (0.4)%		(267,369)

TOTAL NET ASSETS — 100.0%		$69,986,116

~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $8,752.
†	See Security Valuation Note.
*	Non-income producing security.
PLC	— Public Limited Company.
REIT	— Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$73,592
Aerospace & Defense	1.6%	982,950
Agriculture	0.3%	184,411
Airlines	0.3%	198,209
Apparel	1.0%	631,520
Auto Manufacturers	0.1%	73,338
Auto Parts & Equipment	1.3%	787,017
Banks	8.8%	5,479,597
Beverages	0.2%	125,178
Biotechnology	4.3%	2,688,211
Building Materials	1.4%	885,122
Chemicals	2.0%	1,252,531

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Coal	0.1%		$75,822
Commercial Services	5.6%		3,493,638
Computers	2.8%		1,759,106
Cosmetics & Personal Care	0.1%		52,935
Distribution & Wholesale	0.7%		466,951
Diversified Financial Services	2.9%		1,818,652
Electric	2.1%		1,314,933
Electrical Components & Equipment	1.1%		695,397
Electronics	2.2%		1,400,975
Energy-Alternate Sources	0.4%		264,033
Engineering & Construction	0.8%		516,414
Entertainment	1.2%		782,114
Environmental Control	0.5%		303,942
Food	2.1%		1,291,875
Forest Products & Paper	0.5%		300,142
Gas	1.1%		692,738
Hand & Machine Tools	0.1%		53,991
Healthcare Products	4.2%		2,649,194
Healthcare Services	2.2%		1,376,430
Holding Companies	0.2%		113,422
Home Builders	0.9%		580,401
Home Furnishings	0.6%		351,330
Hotels & Resorts	0.1%		87,645
Household Products & Wares	0.5%		326,975
Housewares	0.1%		36,018
Insurance	3.3%		2,036,154
Internet	2.6%		1,645,889
Investment Companies	0.1%		39,756
Iron & Steel	0.4%		247,154
Leisure Time	0.6%		393,222
Lodging	0.1%		78,942
Machinery—Construction & Mining	0.1%		53,023
Machinery—Diversified	0.7%		441,001
Media	1.2%		761,509
Metal Fabricate/Hardware	0.9%		567,806
Mining	0.6%		353,062
Miscellaneous Manufacturing	1.9%		1,183,937
Office & Business Equipment	—%	+	13,440
Office Furnishings	0.5%		321,707
Oil & Gas	2.1%		1,316,704
Oil & Gas Services	1.0%		608,663
Packaging and Containers	0.3%		186,373
Pharmaceuticals	4.8%		2,998,233
Pipelines	0.2%		156,670
Real Estate	0.5%		319,169
Retail	6.8%		4,224,219
Savings & Loans	1.8%		1,100,759
Semiconductors	3.5%		2,203,899
Software	5.1%		3,159,850
Storage & Warehousing	0.2%		107,126
Telecommunications	3.3%		2,040,204
Textiles	0.2%		127,490
Toys, Games & Hobbies	—%	+	5,776
Transportation	2.2%		1,408,470
Trucking and Leasing	0.2%		111,031
Water	0.3%		163,769

	100.0%		$62,541,756

+ Rounded.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Small Cap Index Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$73,592	$73,592	$—	$—
Aerospace & Defense	982,950	982,950	—	—
Agriculture	184,411	184,411	—	—
Airlines	198,209	198,209	—	—
Apparel	631,520	631,520	—	—
Auto Manufacturers	73,338	73,338	—	—
Auto Parts & Equipment	787,017	787,017	—	—
Banks	5,479,597	5,479,597	—	—
Beverages	125,178	125,178	—	—
Biotechnology	2,688,211	2,688,211	—	—
Building Materials	885,122	885,122	—	—
Chemicals	1,252,531	1,252,531	—	—
Coal	75,822	75,822	—	—
Commercial Services	3,493,638	3,493,638	—	—
Computers	1,759,106	1,759,106	—	—
Cosmetics & Personal Care	52,935	52,935	—	—
Distribution & Wholesale	466,951	466,951	—	—
Diversified Financial Services	1,818,652	1,818,556	96	—
Electric	1,314,933	1,314,933	—	—
Electrical Components & Equipment	695,397	695,397	—	—
Electronics	1,400,975	1,400,975	—	—
Energy-Alternate Sources	264,033	264,033	—	—
Engineering & Construction	516,414	516,414	—	—
Entertainment	782,114	782,114	—	—
Environmental Control	303,942	303,942	—	—
Food	1,291,875	1,291,875	—	—
Forest Products & Paper	300,142	300,142	—	—
Gas	692,738	692,738	—	—
Hand & Machine Tools	53,991	53,991	—	—
Healthcare Products	2,649,194	2,649,194	—	—
Healthcare Services	1,376,430	1,376,430	—	—
Holding Companies	113,422	113,422	—	—
Home Builders	580,401	580,401	—	—
Home Furnishings	351,330	351,330	—	—
Hotels & Resorts	87,645	87,645	—	—
Household Products & Wares	326,975	326,975	—	—
Housewares	36,018	36,018	—	—
Insurance	2,036,154	2,036,154	—	—
Internet	1,645,889	1,645,889	—	—
Investment Companies	39,756	39,756	—	—
Iron & Steel	247,154	247,154	—	—
Leisure Time	393,222	393,222	—	—
Lodging	78,942	78,942	—	—
Machinery — Construction & Mining	53,023	53,023	—	—
Machinery — Diversified	441,001	441,001	—	—
Media	761,509	761,509	—	—
Metal Fabricate/Hardware	567,806	567,806	—	—
Mining	353,062	353,062	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Miscellaneous Manufacturing	$1,183,937	$1,183,937	$—	$—
Office & Business Equipment	13,440	13,440	—	—
Office Furnishings	321,707	321,707	—	—
Oil & Gas	1,316,704	1,316,704	—	—
Oil & Gas Services	608,663	608,663	—	—
Packaging and Containers	186,373	186,373	—	—
Pharmaceuticals	2,998,233	2,998,233	—	—
Pipelines	156,670	156,670	—	—
Real Estate	319,169	319,169	—	—
Retail	4,224,219	4,224,219	—	—
Savings & Loans	1,100,759	1,100,759	—	—
Semiconductors	2,203,899	2,203,899	—	—
Software	3,159,850	3,159,850	—	—
Storage & Warehousing	107,126	107,126	—	—
Telecommunications	2,040,204	2,040,204	—	—
Textiles	127,490	127,490	—	—
Toys, Games & Hobbies	5,776	5,776	—	—
Transportation	1,408,470	1,408,470	—	—
Trucking and Leasing	111,031	111,031	—	—
Water	163,769	163,769	—	—
REAL ESTATE INVESTMENT TRUSTS	5,943,044	5,943,044	—	—
U.S. TREASURY OBLIGATIONS	65,000	—	65,000	—
RIGHTS	8,656	—	8,656	—
WARRANTS	—	—	—	—
SHORT-TERM INVESTMENTS	1,695,029	1,695,029	—	—

TOTAL INVESTMENTS	$70,253,485	$70,179,733	$73,752	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 96.1%
Australia — 6.6%
AGL Energy Ltd.	5,275	$63,299
Alumina Ltd.	24,432	28,841
Amcor Ltd.	9,071	96,023
AMP Ltd.	24,438	113,508
APA Group	8,753	55,648
Aristocrat Leisure Ltd.	4,196	24,766
Asciano Ltd.	6,807	34,925
ASX Ltd.	1,401	43,130
Aurizon Holdings Ltd.	15,495	61,330
Ausnet Services	17,540	18,879
Australia & New Zealand Banking Group Ltd.	21,569	535,859
Bank of Queensland Ltd.	2,927	28,839
Bendigo & Adelaide Bank Ltd.	3,553	33,609
BHP Billiton Ltd.	24,967	521,073
Boral Ltd.	7,228	32,624
Brambles Ltd.	12,892	105,437
Caltex Australia Ltd.	2,100	51,605
CIMIC Group Ltd.	829	13,912
Coca-Cola Amatil Ltd.	4,963	35,037
Cochlear Ltd.	371	22,943
Commonwealth Bank of Australia	12,628	829,434
Computershare Ltd.	3,381	30,547
Crown Resorts Ltd.	2,801	26,366
CSL Ltd.	3,788	252,720
Dexus Property Group	6,834	38,491
Federation Centres	21,887	49,310
Flight Centre Travel Group Ltd.	439	11,553
Fortescue Metals Group Ltd.	13,816	20,360
Goodman Group	14,482	70,059
Harvey Norman Holdings Ltd.	3,235	11,257
Healthscope Ltd.	7,253	15,221
Iluka Resources Ltd.	2,885	17,095
Incitec Pivot Ltd.	13,459	39,980
Insurance Australia Group Ltd.	19,230	82,790
Lend Lease Group	4,333	50,247
Macquarie Group Ltd.	2,346	147,339
Medibank Pvt. Ltd.*	21,209	32,891
Mirvac Group	26,971	38,498
National Australia Bank Ltd.	20,366	523,414
Newcrest Mining Ltd.*	6,279	63,076
Orica Ltd.	2,861	46,974
Origin Energy Ltd.	8,958	82,731
Platinum Asset Management Ltd.	1,805	10,417
Qantas Airways Ltd.*	6,627	16,157
QBE Insurance Group Ltd.	10,872	114,668
Ramsay Health Care Ltd.	980	46,479
REA Group Ltd.	400	12,101
Rio Tinto Ltd.	3,224	133,702
Santos Ltd.	7,742	46,771
Scentre Group	41,494	120,055
Seek Ltd.	2,700	29,290
Sonic Healthcare Ltd.	3,379	55,713
South32 Ltd.*	16,770	22,661
South32 Ltd.*	24,967	34,481
Stockland	17,761	56,184

	Number of Shares	Value†

Australia — (continued)
Suncorp Group Ltd.	9,636	$99,848
Sydney Airport	9,491	36,468
Tabcorp Holdings Ltd.	7,043	24,725
Tatts Group Ltd.	13,129	37,683
Telstra Corp. Ltd.	33,844	160,330
The GPT Group	14,881	49,141
The GPT Group, In Specie~	16,419	0
TPG Telecom Ltd.	2,224	15,392
Transurban Group	14,509	104,108
Treasury Wine Estates Ltd.	5,248	20,205
Wesfarmers Ltd.	8,949	269,487
Westfield Corp.	15,906	111,923
Westpac Banking Corp.	24,415	605,623
Woodside Petroleum Ltd.	5,940	156,877
Woolworths Ltd.	10,150	211,130
WorleyParsons Ltd.	1,418	11,389

		7,014,648

Austria — 0.2%
Andritz AG	668	36,975
Erste Group Bank AG*	1,965	55,808
Immoeast AG~	2,678	0
OMV AG	1,135	31,229
Raiffeisen Bank International AG*	750	10,912
Voestalpine AG	1,009	41,992

		176,916

Belgium — 1.3%
Ageas	1,719	66,222
Anheuser-Busch InBev N.V.	6,279	752,517
Belgacom S.A.	1,133	40,003
Colruyt S.A.	647	28,972
Delhaize Group S.A.	900	74,309
Groupe Bruxelles Lambert S.A.	667	53,688
KBC Groep N.V.	2,043	136,522
Solvay S.A.	480	66,035
Telenet Group Holding N.V.*	377	20,506
UCB S.A.	1,013	72,719
Umicore S.A.	738	34,992

		1,346,485

Bermuda — 0.0%
Seadrill Ltd.	3,129	32,605

China — 0.1%
Sands China Ltd.	19,200	64,648
Yangzijiang Shipbuilding Holdings Ltd.	19,000	19,961

		84,609

Denmark — 1.6%
A.P. Moller - Maersk A/S, B Shares	55	99,613
A.P. Moller - Maersk A/S, A Shares	31	54,432
Carlsberg A/S, B Shares	840	76,256
Coloplast A/S, B Shares	905	59,383
Danske Bank A/S	5,515	162,189
DSV A/S	1,264	40,950
ISS A/S	936	30,883

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Novo Nordisk A/S, B Shares	14,809	$806,850
Novozymes A/S, B Shares	1,916	91,077
Pandora A/S	923	99,170
TDC A/S	6,200	45,463
Tryg A/S	965	20,117
Vestas Wind Systems A/S	1,794	89,541
William Demant Holding A/S*	138	10,528

		1,686,452

Finland — 0.8%
Elisa OYJ	1,000	31,695
Fortum OYJ	3,489	62,002
Kone OYJ, B Shares	2,334	94,715
Metso OYJ	661	18,158
Neste OYJ	812	20,694
Nokia OYJ	28,055	190,478
Nokian Renkaat OYJ	765	23,974
Orion OYJ, B Shares	750	26,238
Sampo OYJ, A Shares	3,551	167,261
Stora Enso OYJ, R Shares	4,323	44,557
UPM-Kymmene OYJ	4,158	73,566
Wartsila OYJ Abp	1,184	55,466

		808,804

France — 8.9%
Accor S.A.	1,648	83,173
Aeroports de Paris	215	24,293
Air Liquide S.A.	2,701	341,622
Alcatel-Lucent*	21,121	76,951
Alstom SE*	1,899	53,880
Arkema S.A.	577	41,575
AtoS S.A.	692	51,674
AXA S.A.	15,218	383,936
BNP Paribas S.A.	8,235	497,141
Bollore S.A.	6,795	36,173
Bouygues S.A.	1,571	58,734
Bureau Veritas S.A.	1,772	40,814
Cap Gemini S.A.	1,210	107,068
Carrefour S.A.	4,584	146,773
Casino Guichard Perrachon S.A.	468	35,453
Christian Dior SE	408	79,646
CNP Assurances	1,617	27,005
Compagnie de Saint-Gobain	3,720	167,010
Compagnie Generale des Establissements Michelin, B Shares	1,486	155,710
Credit Agricole S.A.	8,537	126,963
Danone S.A.	4,621	298,749
Dassault Systemes S.A.	982	71,402
Edenred	1,708	42,206
Electricite de France S.A.	2,020	45,040
Essilor International S.A.	1,615	192,652
Eurazeo S.A.	343	22,695
Eutelsat Communications S.A.	1,288	41,570
Fonciere Des Regions	278	23,623
GDF Suez	11,414	211,743
Gecina S.A.	313	38,576

	Number of Shares	Value†

France — (continued)
Groupe Eurotunnel SE	3,742	$54,191
Hermes International	218	81,320
ICADE	313	22,354
Iliad S.A.	205	45,446
Imerys S.A.	213	16,290
JCDecaux S.A.	742	30,963
Kering	548	97,842
Klepierre	1,527	67,167
L’Oreal S.A.	1,971	351,580
Lafarge S.A.	1,541	101,774
Lagardere S.C.A.	948	27,648
Legrand S.A.	2,075	116,499
LVMH Moet Hennessy Louis Vuitton SE	2,217	388,416
Natixis	7,282	52,404
Numericable-SFR S.A.S*	671	35,567
Orange S.A.	14,609	224,922
Pernod Ricard S.A.	1,689	195,077
Peugeot S.A.*	3,574	73,494
Publicis Groupe S.A.	1,450	107,209
Remy Cointreau S.A.	152	10,955
Renault S.A.	1,493	155,495
Rexel S.A.	1,960	31,597
Safran S.A.	2,358	159,806
Sanofi S.A.	9,249	909,866
Schneider Electric SE	4,325	298,610
SCOR SE	1,378	48,615
Societe BIC S.A.	246	39,218
Societe Generale S.A.	5,784	269,990
Sodexo	765	72,647
Suez Environment Co.	2,507	46,633
Technip S.A.	869	53,788
Thales S.A.	773	46,674
TOTAL S.A.	16,943	822,991
Unibail-Rodamco SE	776	196,124
Valeo S.A.	573	90,296
Vallourec S.A.	827	16,891
Veolia Environment S.A.	3,504	71,449
Vinci S.A.	3,660	211,689
Vivendi S.A.	8,958	225,952
Wendel S.A.	253	31,012
Zodiac Aerospace	1,724	56,123

		9,480,434

Germany — 8.0%
Adidas AG	1,710	130,874
Allianz SE	3,570	556,009
Axel Springer SE	327	17,167
BASF SE	7,181	631,013
Bayer AG	6,448	902,525
Bayerische Motoren Werke AG	2,574	281,740
Beiersdorf AG	792	66,346
Brenntag AG	1,140	65,364
Commerzbank AG*	8,718	111,432
Continental AG	878	207,759
Daimler AG	7,498	682,442
Deutsche Annington Immobilien SE	3,477	98,071

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Bank AG	10,968	$329,536
Deutsche Boerse AG	1,516	125,491
Deutsche Lufthansa AG*	1,991	25,671
Deutsche Post AG	7,523	219,782
Deutsche Telekom AG	24,414	420,518
Deutsche Wohnen AG	2,580	59,123
E.ON SE	16,007	213,253
Evonik Industries AG	726	27,701
Fraport AG Frankfurt Airport Services Worldwide	272	17,085
Fresenius Medical Care AG & Co. KGaA	1,772	146,267
Fresenius SE & Co. KGaA	2,961	189,977
GEA Group AG	1,522	67,889
Hannover Rueck SE	474	45,863
HeidelbergCement AG	1,060	84,057
Henkel AG & Co. KGaA	823	78,439
Hugo Boss AG	567	63,370
Infineon Technologies AG	8,492	105,371
K+S AG	1,330	56,026
Kabel Deutschland Holding AG*	172	23,011
LANXESS AG	691	40,745
Linde AG	1,444	273,513
MAN SE	297	30,591
Merck KGaA	1,016	101,240
Metro AG	1,107	34,902
Muenchener Ruckversicherungs AG	1,344	238,239
OSRAM Licht AG	667	31,942
ProSiebenSat.1 Media AG	1,773	87,565
RWE AG	3,801	81,721
SAP SE	7,655	534,240
Siemens AG	6,167	621,183
Symrise AG	897	55,671
Telefonica Deutschland Holding AG	4,698	27,078
ThyssenKrupp AG	2,865	74,533
Tui AG	3,510	56,805
United Internet AG	908	40,365
Volkswagen AG	247	57,153

		8,436,658

Hong Kong — 3.1%
AIA Group Ltd.	94,200	616,735
ASM Pacific Technology Ltd.	1,700	16,843
Bank of East Asia Ltd.	11,300	49,418
BOC Hong Kong Holdings Ltd.	27,500	114,590
Cathay Pacific Airways Ltd.	10,000	24,589
Cheung Kong Infrastructure Holdings Ltd.	4,000	31,065
Cheung Kong Property Holdings Ltd.*	22,628	187,702
CK Hutchison Holdings Ltd.	22,628	332,492
CLP Holdings Ltd.	14,000	119,021
First Pacific Co., Ltd.	15,750	13,288
Galaxy Entertainment Group Ltd.	18,000	71,753
Hang Lung Properties Ltd.	19,000	56,498
Hang Seng Bank Ltd.	5,600	109,449
Henderson Land Development Co., Ltd.	10,043	68,732
HKT Trust & HKT Ltd.	21,240	24,990

	Number of Shares	Value†

Hong Kong — (continued)
Hong Kong & China Gas Co., Ltd.	54,059	$113,397
Hong Kong Exchanges & Clearing Ltd.	8,891	313,818
Hysan Development Co., Ltd.	6,140	26,615
Kerry Properties Ltd.	3,509	13,762
Li & Fung Ltd.	50,000	39,669
MGM China Holdings Ltd.	8,400	13,741
MTR Corp., Ltd.	11,264	52,458
New World Development Co., Ltd.	46,930	61,390
Noble Group Ltd.	38,270	21,595
NWS Holdings Ltd.	12,549	18,164
PCCW Ltd.	33,068	19,751
Power Assets Holdings Ltd.	10,000	91,208
Shangri-La Asia Ltd.	6,666	9,305
Sino Land Co., Ltd.	21,063	35,216
SJM Holdings Ltd.	17,000	18,422
Sun Hung Kai Properties Ltd.	13,161	213,250
Swire Pacific Ltd., A Shares	5,000	62,858
Swire Properties Ltd.	9,336	29,809
Techtronic Industries Co.	11,000	36,044
The Link REIT	18,176	106,455
The Wharf Holdings Ltd.	11,000	73,224
WH Group Ltd.*	45,343	30,886
Wheelock & Co., Ltd.	7,000	35,761
Yue Yuen Industrial Holdings Ltd.	7,000	23,434

		3,297,397

Ireland — 0.9%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland*	220,348	88,927
CRH PLC*	6,433	181,591
Experian PLC	8,038	146,377
James Hardie Industries PLC	3,154	42,148
Kerry Group PLC, A Shares*	1,174	87,024
Ryanair Holdings PLC ADR	59	4,210
Shire PLC	4,642	371,614

		921,891

Israel — 0.6%
Azrieli Group	283	11,301
Bank Hapoalim BM	8,292	44,668
Bank Leumi Le-Israel BM*	11,337	47,944
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	25,575
Delek Group Ltd.	36	10,617
Israel Chemicals Ltd.	3,410	23,827
Mizrahi Tefahot Bank Ltd.	783	9,712
NICE Systems Ltd.	400	25,438
Teva Pharmaceutical Industries Ltd.	6,730	398,027
The Israel Corp. Ltd.	16	5,643

		602,752

Italy — 2.1%
Assicurazioni Generali SpA	8,750	157,640
Atlantia SpA	3,091	76,364
Banca Monte Dei Paschi di Siena SPA*	19,151	37,278
Banco Popolare SC*	3,001	49,382

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Enel Green Power SpA	13,747	$26,866
Enel SpA	54,931	248,879
Eni SpA	20,206	358,625
Exor SpA	848	40,482
Finmeccanica SpA*	3,179	39,978
Intesa Sanpaolo SpA	98,312	356,430
Intesa Sanpaolo SpA, RSP	4,624	14,754
Luxottica Group SpA	1,314	87,382
Mediobanca SpA	4,539	44,505
Pirelli & C. SpA	1,674	28,255
Prysmian SpA	1,833	39,604
Saipem SpA	2,015	21,285
Snam SpA	17,071	81,227
Telecom Italia SpA*	84,348	107,012
Telecom Italia SpA, RSP	52,300	53,380
Terna Rete Elettrica Nasionale SpA	11,628	51,387
UniCredit SpA	37,928	254,762
Unione di Banche Italiane SCpA	7,359	59,029
Unipolsai SPA	8,602	21,309

		2,255,815

Japan — 22.1%
ABC-Mart, Inc.	200	12,240
Acom Co., Ltd.*	3,200	12,289
Advantest Corp.*	1,200	12,492
Aeon Co., Ltd.*	4,900	69,565
AEON Financial Service Co., Ltd.*	700	19,447
Aeon Mall Co., Ltd.	710	13,308
Air Water, Inc.	1,000	18,311
Aisin Seiki Co., Ltd.*	1,400	59,599
Ajinomoto Co., Inc.	5,000	108,326
Alfresa Holdings Corp.	1,600	24,918
Amada Holdings Co., Ltd.	3,000	31,720
ANA Holdings, Ltd.*	11,000	29,849
Aozora Bank Ltd.	10,000	37,750
Asahi Glass Co., Ltd.	7,000	42,039
Asahi Group Holdings Ltd.	3,200	101,777
Asahi Kasei Corp.	9,000	73,943
Asics Corp.	1,000	25,861
Astellas Pharma, Inc.	17,000	242,460
Bandai Namco Holdings, Inc.*	1,100	21,284
Benesse Holdings, Inc.	700	17,559
Bridgestone Corp.	5,200	192,368
Brother Industries Ltd.	1,500	21,253
Calbee, Inc.	400	16,865
Canon, Inc.*	8,300	270,088
Casio Computer Co., Ltd.*	1,500	29,611
Central Japan Railway Co.	1,100	198,680
Chiyoda Corp.	1,000	8,857
Chubu Electric Power Co., Inc.*	5,100	76,030
Chugai Pharmaceutical Co., Ltd.*	1,800	62,140
Citizen Holdings Co., Ltd.*	1,400	9,769
Credit Saison Co., Ltd.	1,500	32,161
Dai Nippon Printing Co., Ltd.*	5,000	51,661
Daicel Corp.	2,000	25,689
Daihatsu Motor Co., Ltd.	1,800	25,636

	Number of Shares	Value†

Japan — (continued)
Daiichi Sankyo Co., Ltd.	5,300	$98,045
Daikin Industries Ltd.*	1,800	129,560
Daito Trust Construction Co., Ltd.	600	62,164
Daiwa House Industry Co., Ltd.*	4,900	114,227
Daiwa Securities Group, Inc.	13,000	97,427
Denso Corp.*	3,900	194,259
Dentsu, Inc.	1,800	93,247
Don Quijote Holdings Co., Ltd.	800	34,056
East Japan Railway Co.*	2,700	242,897
Eisai Co., Ltd.	2,000	134,265
Electric Power Development Co., Ltd.	1,000	35,339
FamilyMart Co., Ltd.	500	23,001
FANUC Corp.	1,600	327,883
Fast Retailing Co., Ltd.	400	181,591
Fuji Electric Co., Ltd.*	4,000	17,224
Fuji Heavy Industries Ltd.*	4,500	165,756
FUJIFILM Holdings Corp.*	3,700	132,222
Fujitsu Ltd.*	15,000	83,883
Fukuoka Financial Group, Inc.	6,000	31,131
GungHo Online Entertainment, Inc.*	3,000	11,668
Hakuhodo DY Holdings, Inc.	2,500	26,780
Hamamatsu Photonics K.K.	1,000	29,497
Hankyu Hanshin Holdings, Inc.	10,000	59,076
Hikari Tsushin, Inc.	200	13,498
Hino Motors Ltd.	2,000	24,742
Hirose Electric Co., Ltd.	210	30,080
Hisamitsu Pharmaceutical Co., Inc.*	400	15,541
Hitachi Chemical Co., Ltd.*	1,000	18,041
Hitachi Construction Machinery Co., Ltd.	1,000	17,518
Hitachi High-Technologies Corp.*	500	14,074
Hitachi Ltd.	38,000	250,508
Hitachi Metals Ltd.*	2,000	30,739
Hokuhoku Financial Group, Inc.	10,000	23,614
Hokuriku Electric Power Co.	1,200	17,885
Honda Motor Co., Ltd.	12,800	414,325
Hoya Corp.	3,500	140,332
Hulic Co., Ltd.	2,500	22,184
Ibiden Co., Ltd.*	1,300	21,988
Idemitsu Kosan Co., Ltd.	400	7,854
IHI Corp.*	12,000	55,889
Iida Group Holdings Co., Ltd.	1,000	15,933
Inpex Corp.	7,200	81,863
Isetan Mitsukoshi Holdings Ltd.*	2,500	44,695
Isuzu Motors Ltd.*	4,500	59,107
ITOCHU Corp.	11,800	155,906
Itochu Technology Solutions Corp.	600	14,953
J. Front Retailing Co., Ltd.	2,000	37,652
Japan Airlines Co., Ltd.	1,000	34,890
Japan Airport Terminal Co., Ltd.	300	16,350
Japan Display, Inc.	3,000	11,300
Japan Exchange Group, Inc.*	2,000	64,959
Japan Prime Realty Investment Corp.*	5	15,545
Japan Real Estate Investment Corp.*	10	45,430
Japan Retail Fund Investment Corp.	20	40,021
Japan Tobacco, Inc.	8,700	309,976
JFE Holdings, Inc.	3,700	82,126

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
JGC Corp.	2,000	$37,782
JSR Corp.	1,100	19,450
JTEKT Corp.*	1,500	28,410
JX Holdings, Inc.	17,690	76,348
Kajima Corp.	7,000	32,888
Kakaku.Com, Inc.	1,100	15,927
Kamigumi Co., Ltd.	2,000	18,793
Kaneka Corp.	2,000	14,626
Kansai Paint Co., Ltd.	2,000	31,001
Kao Corp.	4,100	190,720
Kawasaki Heavy Industries Ltd.	10,000	46,656
KDDI Corp.	13,800	333,090
Keihan Electric Railway Co., Ltd.	3,000	17,478
Keikyu Corp.	4,000	30,200
Keio Corp.	5,000	35,789
Keisei Electric Railway Co., Ltd.	2,000	23,794
Keyence Corp.*	341	184,062
Kikkoman Corp.	1,000	31,254
Kintetsu Group Holdings Co., Ltd.	13,000	44,295
Kirin Holdings Co., Ltd.	6,800	93,678
Kobe Steel Ltd.*	26,000	43,764
Koito Manufacturing Co., Ltd.	600	23,410
Komatsu Ltd.	7,300	146,555
Konami Corp.	600	11,158
Konica Minolta, Inc.*	4,000	46,705
Kubota Corp.	9,000	142,775
Kuraray Co., Ltd.	2,400	29,357
Kurita Water Industries Ltd.	800	18,656
Kyocera Corp.*	2,600	135,178
Kyowa Hakko Kirin Co., Ltd.	2,000	26,163
Kyushu Electric Power Co., Inc.*	2,900	33,648
Lawson, Inc.	600	41,083
LIXIL Group Corp.	2,300	45,667
M3, Inc.	1,800	36,210
Mabuchi Motor Co., Ltd.	400	25,297
Makita Corp.*	800	43,404
Marubeni Corp.	13,000	74,600
Marui Group Co., Ltd.	1,500	20,272
Maruichi Steel Tube Ltd.	300	7,452
Mazda Motor Corp.	3,900	76,416
McDonald’s Holdings Co., Japan Ltd.	700	14,785
Medipal Holdings Corp.	1,500	24,476
MEIJI Holdings Co., Ltd.	500	64,550
Minebea Co., Ltd.	3,000	49,540
Miraca Holdings, Inc.	400	20,002
Mitsubishi Chemical Holdings Corp.	9,500	59,809
Mitsubishi Corp.	10,500	230,960
Mitsubishi Electric Corp.*	15,000	193,896
Mitsubishi Estate Co., Ltd.	10,000	215,427
Mitsubishi Gas Chemical Co., Inc.	3,000	16,816
Mitsubishi Heavy Industries Ltd.	24,000	146,038
Mitsubishi Logistics Corp.	1,000	13,139
Mitsubishi Materials Corp.	7,000	26,882
Mitsubishi Motors Corp.	5,200	44,273
Mitsubishi Tanabe Pharma Corp.	1,900	28,488
Mitsubishi UFJ Financial Group, Inc.	99,100	712,409

	Number of Shares	Value†

Japan — (continued)
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	$25,183
Mitsui & Co., Ltd.	13,800	187,462
Mitsui Chemicals, Inc.	5,000	18,589
Mitsui Fudosan Co., Ltd.	8,000	224,014
Mitsui OSK Lines Ltd.*	10,000	32,030
Mixi, Inc.	200	9,936
Mizuho Financial Group, Inc.	179,880	389,494
MS&AD Insurance Group Holdings, Inc.	4,090	127,427
Murata Manufacturing Co., Ltd.	1,600	279,250
Nabtesco Corp.	700	17,559
Nagoya Railroad Co., Ltd.*	7,000	26,196
NEC Corp.*	21,000	63,660
Nexon Co. Ltd.	1,100	15,136
NGK Insulators Ltd.	2,000	51,559
NGK Spark Plug Co., Ltd.	1,400	38,836
NH Foods Ltd.	1,000	22,830
NHK Spring Co., Ltd.	1,200	13,227
Nidec Corp.	1,600	119,819
Nikon Corp.	2,900	33,553
Nintendo Co., Ltd.	800	133,807
Nippon Building Fund, Inc.	10	43,796
Nippon Electric Glass Co., Ltd.	2,000	10,132
Nippon Express Co., Ltd.	8,000	39,351
Nippon Paint Holdings Co., Ltd.	1,000	28,231
Nippon Prologis REIT, Inc.	10	18,417
Nippon Steel & Sumitomo Metal Corp.	59,170	153,455
Nippon Telegraph & Telephone Corp.	6,000	217,355
Nippon Yusen K.K.*	13,000	36,222
Nissan Motor Co., Ltd.*	19,400	202,108
Nisshin Seifun Group, Inc.	1,815	24,144
Nissin Foods Holdings Co., Ltd.	500	21,939
Nitori Holdings Co., Ltd.	600	48,928
Nitto Denko Corp.	1,200	98,640
NOK Corp.*	1,000	31,050
Nomura Holdings, Inc.*	28,500	193,423
Nomura Real Estate Holdings, Inc.	1,000	20,999
Nomura Research Institute Ltd.	1,000	39,139
NSK Ltd.*	4,000	61,805
NTT Data Corp.	1,000	43,715
NTT DOCOMO, Inc.	12,100	231,747
NTT Urban Development Corp.	1,000	9,952
Obayashi Corp.	6,000	43,780
Odakyu Electric Railway Co., Ltd.	5,000	46,697
Oji Holdings Corp.	6,000	26,082
Olympus Corp.*	2,000	69,126
Omron Corp.	1,600	69,551
Ono Pharmaceutical Co., Ltd.	600	65,547
Oracle Corp. Japan	200	8,367
Oriental Land Co., Ltd.	1,600	102,169
ORIX Corp.*	10,600	157,720
Osaka Gas Co., Ltd.	16,000	63,184
Otsuka Corp.	300	14,021
Otsuka Holdings Co., Ltd.	3,000	95,686
Panasonic Corp.	17,500	240,440
Park24 Co., Ltd.	800	13,708
Rakuten, Inc.	6,200	100,180

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Recruit Holdings Co., Ltd.	1,000	$30,518
Resona Holdings, Inc.	17,800	97,228
Ricoh Co., Ltd.	5,000	51,885
Rinnai Corp.	300	23,655
Rohm Co., Ltd.	800	53,667
Sankyo Co., Ltd.	400	14,168
Sanrio Co., Ltd.	300	8,151
Santen Pharmaceutical Co., Ltd.	3,000	42,481
SBI Holdings, Inc.*	1,710	23,557
Secom Co., Ltd.*	1,700	110,361
Sega Sammy Holdings, Inc.	1,200	15,688
Seibu Holdings, Inc.	1,000	23,173
Seiko Epson Corp.*	2,200	39,026
Sekisui Chemical Co., Ltd.	3,000	36,843
Sekisui House Ltd.	4,600	73,068
Seven & I Holdings Co., Ltd.	6,000	257,875
Seven Bank Ltd.	5,300	24,554
Sharp Corp.*	11,000	13,392
Shikoku Electric Power Co., Inc.	1,300	19,471
Shimadzu Corp.	2,000	27,177
Shimamura Co., Ltd.	200	21,016
Shimano, Inc.	600	81,873
Shimizu Corp.	5,000	42,121
Shin-Etsu Chemical Co., Ltd.	3,200	198,691
Shinsei Bank Ltd.*	14,000	28,255
Shionogi & Co., Ltd.	2,500	96,928
Shiseido Co., Ltd.	3,200	72,636
Showa Shell Sekiyu K.K.	1,000	8,743
SMC Corp.	400	120,489
SoftBank Corp.*	7,500	441,782
Sompo Japan Nipponkoa Holdings, Inc.	2,825	103,677
Sony Corp.*	8,900	251,725
Sony Financial Holdings, Inc.*	1,200	21,042
Stanley Electric Co., Ltd.*	1,300	27,108
Sumitomo Chemical Co., Ltd.	12,000	72,166
Sumitomo Corp.	8,100	94,247
Sumitomo Dainippon Pharma Co., Ltd.	1,400	15,432
Sumitomo Electric Industries Ltd.	5,900	91,452
Sumitomo Heavy Industries Ltd.	5,000	29,170
Sumitomo Metal Mining Co., Ltd.	4,000	60,906
Sumitomo Mitsui Financial Group, Inc.	10,000	446,051
Sumitomo Mitsui Trust Holdings, Inc.	25,430	116,485
Sumitomo Realty & Development Co., Ltd.	3,000	105,246
Sumitomo Rubber Industries Ltd.	1,200	18,600
Suntory Beverage & Food Ltd.	1,000	39,833
Suruga Bank Ltd.	1,600	34,344
Suzuken Co., Ltd.	440	14,093
Suzuki Motor Corp.*	2,800	94,603
Sysmex Corp.	1,000	59,648
T&D Holdings, Inc.	5,100	76,051
Taiheiyo Cement Corp.*	8,000	23,402
Taisei Corp.	8,000	45,953
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,272
Taiyo Nippon Sanso Corp.	1,000	12,101
Takashimaya Co., Ltd.	2,000	18,139

	Number of Shares	Value†

Japan — (continued)
Takeda Pharmaceutical Co., Ltd.	6,200	$299,450
TDK Corp.*	900	68,906
Teijin Ltd.	6,000	23,287
Terumo Corp.	2,200	52,796
The Bank of Kyoto Ltd.	3,000	34,563
The Bank of Yokohama Ltd.	10,000	61,331
The Chiba Bank Ltd.	5,000	38,117
The Chugoku Bank Ltd.	1,000	15,778
The Chugoku Electric Power Co., Inc.	2,100	30,646
The Dai-ichi Life Insurance Co., Ltd.	8,500	167,139
The Gunma Bank Ltd.	3,000	22,160
The Hachijuni Bank Ltd.	4,000	30,200
The Hiroshima Bank Ltd.	4,000	23,925
The Iyo Bank Ltd.	2,000	24,578
The Joyo Bank Ltd.	6,000	33,632
The Kansai Electric Power Co., Inc.*	5,900	65,347
The Shizuoka Bank Ltd.	4,000	41,803
The Yokohama Rubber Co., Ltd.	1,000	20,084
THK Co., Ltd.	1,000	21,620
Tobu Railway Co., Ltd.	9,000	38,681
Toho Co., Ltd.	900	22,392
Toho Gas Co., Ltd.	3,000	17,772
Tohoku Electric Power Co., Inc.	3,100	41,997
Tokio Marine Holdings, Inc.	5,400	224,763
Tokyo Electric Power Co., Inc.*	12,200	66,490
Tokyo Electron Ltd.	1,400	88,620
Tokyo Gas Co., Ltd.	17,000	90,289
Tokyo Tatemono Co., Ltd.	1,500	20,836
Tokyu Corp.	10,000	67,002
Tokyu Fudosan Holdings Corp.*	4,000	30,853
TonenGeneral Sekiyu K.K.	2,000	18,613
Toppan Printing Co., Ltd.	4,000	33,468
Toray Industries, Inc.	11,000	93,071
Toshiba Corp.*	32,000	110,079
TOTO Ltd.	2,000	36,050
Toyo Seikan Group Holdings Ltd.*	1,000	16,031
Toyo Suisan Kaisha Ltd.	600	21,890
Toyoda Gosei Co., Ltd.*	400	9,652
Toyota Industries Corp.*	1,200	68,440
Toyota Motor Corp.	21,500	1,441,063
Toyota Tsusho Corp.*	1,800	48,315
Trend Micro, Inc.*	800	27,389
Unicharm Corp.	3,000	71,320
United Urban Investment Corp.	19	26,873
USS Co., Ltd.	2,200	39,727
West Japan Railway Co.	1,300	83,225
Yahoo Japan Corp.*	10,400	41,979
Yakult Honsha Co., Ltd.	700	41,525
Yamada Denki Co., Ltd.	5,300	21,220
Yamaguchi Financial Group, Inc.	2,000	24,921
Yamaha Corp.	1,600	32,292
Yamaha Motor Co., Ltd.*	2,400	52,497
Yamato Holdings Co., Ltd.	2,800	54,211
Yamazaki Baking Co., Ltd.	1,000	16,661
Yaskawa Electric Corp.*	2,000	25,624
Yokogawa Electric Corp.*	2,000	25,722

		23,443,268

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Jersey — 0.0%
Randgold Resources Ltd.	741	$49,890

Luxembourg — 0.3%
Altice S.A.*	694	95,591
ArcelorMittal	8,260	80,419
Millicom International Cellular S.A.	489	36,071
RTL Group S.A.	294	26,569
SES S.A.	2,387	80,194
Tenaris S.A.	3,987	53,695

		372,539

Macau — 0.0%
Wynn Macau Ltd.	12,400	20,700

Netherlands — 4.3%
Aegon N.V.	13,332	97,978
Airbus Group N.V.	4,687	304,113
Akzo Nobel N.V.	1,976	143,786
ASML Holding N.V.	2,705	279,553
CNH Industrial N.V.	7,320	66,755
Delta Lloyd N.V.	1,694	27,809
Gemalto N.V.	668	59,488
Heineken Holdings N.V.	898	63,022
Heineken N.V.	1,880	142,669
ING Groep N.V.	29,989	495,147
Koninklijke Ahold NV	7,270	136,164
Koninklijke Boskalis Westminster N.V.	654	32,008
Koninklijke DSM N.V.	1,450	84,060
Koninklijke KPN N.V.	25,159	96,207
Koninklijke Philips N.V.	7,261	184,727
Koninklijke Vopak N.V.	584	29,471
NN Group NV	1,249	35,111
OCI N.V.*	783	22,129
QIAGEN N.V.*	1,994	48,984
Randstad Holding N.V.	923	60,104
Reed Elsevier N.V.	5,178	122,814
Royal Dutch Shell PLC, A Shares	31,069	872,113
Royal Dutch Shell PLC, B Shares	19,256	546,722
TNT Express N.V.	3,470	29,436
Unilever N.V.	12,833	534,434
Wolters Kluwer N.V.	2,160	64,163

		4,578,967

New Zealand — 0.1%
Auckland International Airport Ltd.	7,482	25,021
Contact Energy Ltd.	2,990	10,151
Fletcher Building Ltd.	4,795	26,385
Meridian Energy Ltd.	7,526	11,016
Mighty River Power Ltd.	4,163	7,871
Ryman Healthcare Ltd.	2,831	15,194
Spark New Zealand Ltd.	16,634	31,505

		127,143

Norway — 0.6%
DNB ASA	7,620	127,122
Gjensidige Forsikring ASA	1,418	22,860
Norsk Hydro ASA	10,203	43,009

	Number of Shares	Value†

Norway — (continued)
Orkla ASA	6,430	$50,600
Statoil ASA	8,879	158,658
Telenor ASA	6,070	133,006
Yara International ASA	1,246	64,903

		600,158

Portugal — 0.1%
Banco Comercial Portugues S.A.*	240,809	20,940
Banco Espirito Santo S.A.*~	27,017	0
EDP - Energias de Portugal S.A.	16,826	63,873
Galp Energia SGPS, S.A.	2,726	31,971
Jeronimo Martins SGPS, S.A.	2,107	27,014

		143,798

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,000	27,397
CapitaLand Commercial Trust	16,000	18,532
CapitaLand Ltd.	18,000	46,776
CapitaLand Mall Trust	21,700	34,640
City Developments Ltd.	3,000	21,784
ComfortDelGro Corp. Ltd.	14,000	32,535
DBS Group Holdings Ltd.	13,707	210,564
Genting Singapore PLC	54,000	35,884
Global Logistic Properties Ltd.	26,000	48,840
Golden Agri-Resources Ltd.	65,000	19,787
Hutchison Port Holdings Trust	35,100	22,113
Jardine Cycle & Carriage Ltd.	1,000	24,576
Keppel Corp. Ltd.	11,600	70,796
Oversea-Chinese Banking Corp. Ltd.	23,531	177,856
Sembcorp Industries Ltd.	9,000	25,994
SembCorp Marine Ltd.	7,000	14,760
Singapore Airlines Ltd.	4,000	31,867
Singapore Exchange Ltd.	6,000	34,882
Singapore Press Holdings Ltd.	10,000	30,293
Singapore Technologies Engineering Ltd.	12,000	29,402
Singapore Telecommunications Ltd.	63,000	196,926
StarHub Ltd.	5,000	14,664
Suntec Real Estate Investment Trust	16,000	20,492
United Overseas Bank Ltd.	10,609	181,720
UOL Group Ltd.	4,210	21,631
Wilmar International Ltd.	17,000	41,400

		1,436,111

South Africa — 0.1%
Mondi PLC	2,860	61,609

Spain — 3.3%
Abertis Infraestructuras S.A.~	173	2,830
Abertis Infraestructuras S.A.	3,451	56,595
ACS Actividades de Construccion y Servicios S.A.	1,389	44,683
Aena SA*	465	48,595
Amadeus IT Holding S.A.	3,406	135,768
Banco Bilbao Vizcaya Argentaria S.A.	49,034	480,620
Banco de Sabadell S.A.	38,066	91,878
Banco de Sabadell S.A. Interim Shares*~	642	1,550
Banco Popular Espanol S.A.	13,546	65,632

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
Banco Santander S.A.	112,285	$784,135
Bankia S.A.	36,141	45,852
Bankinter S.A.	4,820	35,622
CaixaBank	17,170	79,554
Distribuidora Internacional de Alimentacion S.A.	4,084	31,188
Enagas S.A.	1,740	47,323
Endesa SA	2,463	47,133
Ferrovial S.A.	3,493	75,742
Gas Natural SDG S.A.	2,914	66,078
Grifols S.A.	1,252	50,430
Iberdrola S.A.	42,295	284,896
Inditex S.A.	8,480	275,630
Mapfre S.A.	8,177	28,142
Red Electrica Corp. S.A.	908	72,763
Repsol S.A.	8,401	147,513
Repsol S.A.-Interim Line~	247	4,337
Telefonica S.A.	34,797	494,617
Zardoya Otis S.A.	1,544	16,817
Zardoya Otis S.A. - Interim Shares~	61	664

		3,516,587

Sweden — 2.8%
Alfa Laval AB	2,688	47,308
Assa Abloy AB	8,124	152,977
Atlas Copco AB, A Shares	3,255	81,082
Atlas Copco AB, B Shares	5,275	147,626
Boliden AB	1,883	34,322
Electrolux AB, B Shares	1,720	53,904
Elekta AB, B Shares	3,250	20,386
Getinge AB, B Shares	1,448	34,847
Hennes & Mauritz AB, B Shares	7,381	284,205
Hexagon AB, B Shares	2,081	75,409
Husqvarna AB, B Shares	2,834	21,350
ICA Gruppen AB	521	18,484
Industrivarden AB, C Shares	1,227	23,120
Investment AB Kinnevik, B Shares	1,832	57,922
Investor AB, B Shares	3,414	127,214
Lundin Petroleum AB*	1,488	25,489
Nordea Bank AB	24,214	302,023
Sandvik AB	8,213	90,800
Securitas AB, B Shares	1,984	26,231
Skandinaviska Enskilda Banken AB, A Shares	12,133	155,141
Skanska AB, B Shares	2,985	60,493
SKF AB, B Shares	3,338	76,143
Svenska Cellulosa AB SCA, B Shares	4,703	119,591
Svenska Handelsbanken AB	11,286	164,732
Swedbank AB, A Shares	6,778	158,047
Swedish Match AB	1,496	42,553
Tele2 AB, B Shares	2,927	34,037
Telefonaktiebolaget LM Ericsson, B Shares	23,658	245,146
TeliaSonera AB	21,208	124,871
Volvo AB, B Shares	11,928	148,060

		2,953,513

	Number of Shares	Value†

Switzerland — 9.5%
ABB Ltd.	17,471	$365,883
Actelion Ltd.	835	122,175
Adecco S.A.	1,364	110,731
Aryzta AG	739	36,438
Baloise Holding AG	408	49,748
Barry Callebaut AG	17	19,365
Chocoladefabriken Lindt & Spruengli AG	1	62,549
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	37,016
Cie Financiere Richemont S.A.	4,087	332,442
Coca-Cola HBC AG	1,371	29,469
Credit Suisse Group AG	11,988	329,527
EMS-Chemie Holding AG	65	27,461
Geberit AG	311	103,683
Givaudan S.A.	74	128,062
Glencore PLC	86,508	347,016
Holcim Ltd.	1,694	125,018
Julius Baer Group Ltd.	1,895	106,308
Kuehne + Nagel International AG	444	58,934
Lonza Group AG	459	61,318
Nestle S.A.	25,118	1,813,429
Novartis AG	18,084	1,782,385
Pargesa Holding S.A.	272	18,299
Partners Group Holding AG	138	41,255
Roche Holding AG	5,526	1,548,545
Schindler Holding AG	145	23,682
Schindler Holding AG, Participation Certificates	349	57,075
SGS S.A.	43	78,462
Sika AG	18	63,494
Sonova Holding AG	427	57,728
STMicroelectronics N.V.	4,919	40,335
Sulzer AG	188	19,334
Swiss Life Holding AG	272	62,287
Swiss Prime Site AG	430	32,631
Swiss Re AG	2,781	246,139
Swisscom AG	202	113,212
Syngenta AG	723	293,855
The Swatch Group AG	253	98,526
The Swatch Group AG, Registered Shares	366	27,481
Transocean Ltd.	3,010	48,678
UBS Group AG	28,612	606,852
Wolseley PLC	2,086	133,169
Zurich Insurance Group AG	1,170	356,150

		10,016,146

United Kingdom — 17.3%
3i Group PLC	8,442	68,511
Aberdeen Asset Management PLC	7,687	48,796
Admiral Group PLC	1,518	33,082
Aggreko PLC	2,157	48,770
Amec Foster Wheeler PLC	2,494	32,035
Anglo American PLC	10,459	150,943
Antofagasta PLC	3,403	36,867
ARM Holdings PLC	11,309	184,266
Ashtead Group PLC	3,679	63,529

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Associated British Foods PLC	2,872	$129,557
AstraZeneca PLC	9,861	622,704
Aviva PLC	32,002	247,643
Babcock International Group PLC	1,759	29,849
BAE Systems PLC	25,041	177,527
Barclays PLC	128,659	526,612
Barratt Developments PLC	7,726	74,597
BG Group PLC	27,035	450,059
BHP Billiton PLC	16,770	329,108
BP PLC	142,091	938,023
British American Tobacco PLC	14,699	788,717
BT Group PLC	64,555	456,644
Bunzl PLC	2,435	66,495
Burberry Group PLC	3,582	88,419
Capita PLC	5,526	107,491
Carnival PLC	1,577	80,505
Centrica PLC	39,110	162,108
Cobham PLC	8,466	34,985
Compass Group PLC	13,243	219,108
Croda International PLC	1,214	52,494
Diageo PLC	19,654	568,522
Direct Line Insurance Group PLC	9,512	50,187
Dixons Carphone PLC	7,844	55,893
easyJet PLC	1,334	32,405
Fiat Chrysler Automobiles NV*	7,378	108,081
Fresnillo PLC	1,200	13,085
G4S PLC	12,521	52,843
GKN PLC	13,828	72,677
GlaxoSmithKline PLC	37,838	786,260
Hammerson PLC	6,570	63,538
Hargreaves Lansdown PLC	1,892	34,276
HSBC Holdings PLC	151,222	1,354,592
ICAP PLC	4,325	35,983
IMI PLC	1,958	34,610
Imperial Tobacco Group PLC	7,532	362,967
Inmarsat PLC	3,494	50,260
Intercontinental Hotels Group PLC	1,943	78,338
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	21,484
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)*	5,668	44,081
Intertek Group PLC	1,257	48,389
Intu Properties PLC	8,219	39,724
Investec PLC	4,543	40,830
ITV PLC	30,751	127,219
J. Sainsbury PLC	9,762	40,693
Johnson Matthey PLC	1,610	76,852
Kingfisher PLC	18,641	101,722
Land Securities Group PLC	6,374	120,582
Legal & General Group PLC	47,123	184,289
Lloyds Banking Group PLC	447,156	598,887
London Stock Exchange Group PLC	2,429	90,452
Marks & Spencer Group PLC	12,979	109,307
Meggitt PLC	5,739	42,057
Melrose Industries PLC	7,834	30,465
Merlin Entertainments PLC	5,527	37,090

	Number of Shares	Value†

United Kingdom — (continued)
National Grid PLC	28,998	$372,339
Next PLC	1,131	132,392
Old Mutual PLC	38,468	121,792
Pearson PLC	6,696	126,778
Persimmon PLC*	2,549	79,101
Petrofac Ltd.	1,906	27,717
Prudential PLC	20,038	482,500
Reckitt Benckiser Group PLC	5,052	435,632
Reed Elsevier PLC	8,393	136,490
Rexam PLC	5,992	51,970
Rio Tinto PLC	9,892	406,286
Rolls-Royce Holdings PLC	15,117	206,646
Rolls-Royce Holdings PLC C Shares*~	1,980,345	3,112
Royal Bank of Scotland Group PLC*	19,867	109,724
Royal Mail PLC	5,386	43,541
RSA Insurance Group PLC	7,501	46,813
SABMiller PLC	7,565	392,728
Schroders PLC	1,078	53,795
Segro PLC	6,438	41,049
Severn Trent PLC	2,104	68,796
Sky PLC	7,899	128,704
Smith & Nephew PLC	7,021	118,480
Smiths Group PLC	3,378	59,923
Sports Direct International PLC*	2,156	24,340
SSE PLC	7,658	184,820
Standard Chartered PLC	19,411	310,788
Standard Life PLC	16,040	111,900
Subsea 7 S.A.	1,806	17,679
Tate & Lyle PLC	3,269	26,684
Taylor Wimpey PLC	25,341	73,980
Tesco PLC	64,072	213,979
The British Land Co. PLC	7,874	98,171
The Sage Group PLC	8,870	71,427
The Weir Group PLC	1,674	44,635
Travis Perkins PLC	2,061	68,329
Tullow Oil PLC	7,372	39,348
Unilever PLC	10,072	432,037
United Utilities Group PLC	5,606	78,571
Vodafone Group PLC	206,154	744,524
W.M. Morrison Supermarkets PLC	17,966	51,038
Whitbread PLC	1,474	114,550
William Hill PLC	7,259	45,976
WPP PLC	9,883	221,437

		18,378,605

TOTAL COMMON STOCKS (Cost $80,374,607)		101,844,500

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	477	40,378
Fuchs Petrolub SE	598	25,257
Henkel AG & Co. KGaA	1,395	156,455
Porsche Automobil Holding SE	1,203	101,352
Volkswagen AG	1,278	296,355

TOTAL PREFERRED STOCKS (Cost $371,468)		619,797

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
RIGHTS — 0.0%
Singapore — 0.0%
Jardine Cycle & Carriage 07/09/15~ (Cost $0)	111	$585

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V. 02/27/13*~ (Cost $0)	256	0

SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,141,079)	3,141,079	$3,141,079

TOTAL INVESTMENTS — 99.7% (Cost $83,887,154)		$105,605,961

Other Assets & Liabilities — 0.3%		336,329

TOTAL NET ASSETS — 100.0%		$105,942,290

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $13,078.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.5%		$479,636
Aerospace & Defense	0.8%		861,263
Agriculture	1.5%		1,565,400
Airlines	0.3%		265,203
Apparel	0.9%		881,340
Auto Manufacturers	4.0%		4,054,494
Auto Parts & Equipment	1.4%		1,395,166
Banks	14.7%		14,929,418
Beverages	2.5%		2,521,745
Biotechnology	0.3%		343,797
Building & Real Estate	0.2%		227,678
Building Materials	1.2%		1,244,447
Building-Maintenance Service	—%	+	30,883
Chemicals	3.8%		3,884,999
Commercial Services	1.6%		1,616,340
Computers	0.5%		474,255
Cosmetics & Personal Care	0.7%		752,602
Distribution & Wholesale	1.0%		988,904
Diversified	—%	+	27,397
Diversified Financial Services	2.1%		2,156,911

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Diversified Operations	0.2%		$161,760
Electric	2.5%		2,584,848
Electrical Components & Equipment	1.1%		1,127,039
Electronics	1.4%		1,479,868
Energy-Alternate Sources	0.2%		179,706
Engineering & Construction	1.2%		1,224,059
Entertainment	0.2%		225,903
Environmental Control	—%	+	18,656
Food	5.1%		5,166,771
Forest Products & Paper	0.3%		325,405
Gas	1.0%		983,000
Hand & Machine Tools	0.4%		410,338
Healthcare Products	1.0%		982,911
Healthcare Services	0.3%		278,874
Holding Companies	0.4%		364,603
Home Builders	0.2%		240,071
Home Furnishings	0.5%		559,461
Hotels & Resorts	0.2%		251,579
Household Products & Wares	0.6%		574,639
Industrial	0.2%		209,758
Insurance	5.9%		5,990,692
Internet	0.4%		370,279
Investment Companies	0.3%		295,568
Iron & Steel	0.5%		527,388
Leisure Time	0.3%		331,213
Lodging	0.3%		275,601
Machinery — Construction & Mining	0.4%		392,781
Machinery — Diversified	1.2%		1,236,289
Media	1.2%		1,179,940
Metal Fabricate/Hardware	0.4%		368,963
Mining	2.3%		2,401,209
Miscellaneous Manufacturing	1.1%		1,149,895
Mixed Industrial/Office	0.5%		515,312
Office & Business Equipment	0.3%		360,999
Oil & Gas	5.0%		5,078,139
Oil & Gas Services	0.1%		134,825
Packaging and Containers	0.2%		164,024
Pharmaceuticals	8.8%		8,925,440
Pipelines	0.1%		55,648
Real Estate	1.8%		1,879,596
Real Estate Investment Trusts	1.0%		979,403
Real Estate Management Services	0.1%		98,071
Retail	3.0%		3,029,375
Semiconductors	0.7%		768,655
Shipbuilding	—%	+	34,721
Software	0.9%		898,305
Storage & Warehousing	—%	+	13,139
Telecommunications	5.6%		5,722,501
Textiles	0.1%		145,715
Toys, Games & Hobbies	0.2%		163,242
Transportation	1.9%		1,972,485
Venture Capital	0.1%		68,511
Water	0.3%		265,449

	100.0%		$101,844,500

+	Rounded.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Developed International Index Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$101,844,500	$101,832,007	$12,493	$—
PREFERRED STOCKS
Germany	619,797	619,797	—	—
RIGHTS	—	—	—	—
WARRANTS	585	—	585	—
SHORT-TERM INVESTMENTS	3,141,079	3,141,079	—	—

TOTAL INVESTMENTS	$105,605,961	$105,592,883	$13,078	$—

Fair Value of Level 2 investments at 12/31/14 was $93,764,753 which was a result of valuing investments using third-party vendor modeling tools. An amount of $92,370,942 was transferred from Level 2 into Level 1 at 6/30/2015 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.8%
Australia — 3.9%
CSL Ltd.	119,759	$7,989,847
Ramsay Health Care Ltd.	149,842	7,106,596

		15,096,443

Brazil — 1.2%
Cielo S.A.	329,444	4,656,995

Canada — 6.1%
Alimentation Couche Tard, Inc., Class B	137,652	5,888,508
Enbridge, Inc.	177,667	8,308,670
Silver Wheaton Corp.	163,358	2,831,626
The Bank of Nova Scotia	124,355	6,418,869

		23,447,673

China — 5.8%
Alibaba Group Holding Ltd. ADR*	64,565	5,311,762
Baidu, Inc. ADR*	36,726	7,311,412
Sands China Ltd.	1,129,306	3,802,451
Tencent Holdings Ltd.	293,340	5,854,274

		22,279,899

Denmark — 4.2%
Coloplast A/S, B Shares	34,469	2,261,740
Novo Nordisk A/S, B Shares	254,182	13,848,796

		16,110,536

France — 8.7%
Air Liquide S.A.	42,168	5,333,407
Bureau Veritas S.A.	291,943	6,724,277
Essilor International S.A.	59,296	7,073,371
Hermes International	13,253	4,943,760
L’Oreal S.A.	31,430	5,606,368
Pernod Ricard S.A.	32,245	3,724,255

		33,405,438

Germany — 2.3%
Bayer AG	35,967	5,034,289
Fresenius Medical Care AG & Co. KGaA	48,100	3,970,350

		9,004,639

Hong Kong — 1.4%
Cheung Kong Infrastructure Holdings Ltd.	317,988	2,469,555
The Link REIT	505,677	2,961,696

		5,431,251

India — 11.8%
HDFC Bank Ltd.~	963,918	18,783,080
HDFC Bank Ltd. ADR	14,591	883,193
Housing Development Finance Corp.	843,178	17,166,114
ITC Ltd.	1,716,281	8,493,812

		45,326,199

Ireland — 1.1%
Paddy Power PLC*	48,802	4,189,884

Japan — 1.8%
Daito Trust Construction Co., Ltd.	42,500	4,403,317
Unicharm Corp.	107,600	2,558,011

		6,961,328

Netherlands — 4.5%
Unilever N.V.	412,746	17,188,930

	Number of Shares	Value†

South Africa — 1.6%
Naspers Ltd., N Shares	39,972	$6,226,117

South Korea — 0.4%
Amorepacific Corp.	4,561	1,709,174

Spain — 2.5%
Banco Bilbao Vizcaya Argentaria S.A.	422,689	4,143,104
Grifols S.A.	136,402	5,494,219

		9,637,323

Switzerland — 15.6%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	1,142	6,038,877
Cie Financiere Richemont S.A.	71,332	5,802,234
DKSH Holding AG*	40,427	2,923,007
Nestle S.A.	215,917	15,588,425
Roche Holding AG	62,320	17,463,864
SGS S.A.	2,556	4,663,924
UBS Group AG	365,748	7,757,402

		60,237,733

United Kingdom — 20.7%
British American Tobacco PLC	437,973	23,500,688
Diageo PLC	214,142	6,194,385
Domino’s Pizza Group PLC	402,463	4,913,484
Imperial Tobacco Group PLC	153,681	7,405,877
Lloyds Banking Group PLC	3,791,965	5,078,673
Persimmon PLC*	185,499	5,756,403
Reckitt Benckiser Group PLC	182,352	15,724,150
SABMiller PLC	218,773	11,357,331

		79,930,991

United States — 6.2%
Philip Morris International, Inc.	191,843	15,380,053
The Priceline Group, Inc.*	7,409	8,530,501

		23,910,554

TOTAL COMMON STOCKS (Cost $307,481,099)		384,751,107

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $658,942)	658,942	658,942

TOTAL INVESTMENTS — 100.0% (Cost $308,140,041)		$385,410,049

Other Assets & Liabilities — 0.0%		27,890

TOTAL NET ASSETS — 100.0%		$385,437,939

~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $18,783,080.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

International Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.8%	$2,923,007
Agriculture	14.2%	54,780,430
Apparel	1.3%	4,943,760
Banks	11.2%	43,064,321
Beverages	5.5%	21,275,971
Biotechnology	2.1%	7,989,847
Building & Real Estate	1.5%	5,756,403
Chemicals	1.3%	5,034,289
Commercial Services	4.2%	16,045,196
Cosmetics & Personal Care	2.6%	9,873,553
Diversified Financial Services	4.5%	17,166,114
Entertainment	1.1%	4,189,884
Food	10.1%	38,816,232
Gas	1.4%	5,333,407
Healthcare Products	2.4%	9,335,111
Healthcare Services	2.9%	11,076,946
Household Products & Wares	4.1%	15,724,150
Internet	7.0%	27,007,949
Investment Companies	0.6%	2,469,555
Lodging	1.0%	3,802,451
Media	1.6%	6,226,117
Mining	0.7%	2,831,626
Oil & Gas Services	2.1%	8,308,670
Pharmaceuticals	9.6%	36,806,879
Real Estate	1.1%	4,403,317
Real Estate Investment Trusts	0.8%	2,961,696
Retail	4.3%	16,604,226

	100.0%	$384,751,107

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$15,096,443	$15,096,443	$—	$—
Brazil	4,656,995	4,656,995	—	—
Canada	23,447,673	23,447,673	—	—
China	22,279,899	22,279,899	—	—
Denmark	16,110,536	16,110,536	—	—
France	33,405,438	33,405,438	—	—
Germany	9,004,639	9,004,639	—	—
Hong Kong	5,431,251	5,431,251	—	—
India	45,326,199	26,543,119	18,783,080	—
Ireland	4,189,884	4,189,884	—	—
Japan	6,961,328	6,961,328	—	—
Netherlands	17,188,930	17,188,930	—	—
South Africa	6,226,117	6,226,117	—	—
South Korea	1,709,174	1,709,174	—	—
Spain	9,637,323	9,637,323	—	—
Switzerland	60,237,733	60,237,733	—	—
United Kingdom	79,930,991	79,930,991	—	—
United States	23,910,554	23,910,554	—	—
SHORT-TERM INVESTMENTS	658,942	658,942	—	—

TOTAL INVESTMENTS	$385,410,049	$366,626,969	$18,783,080	$—

Fair Value of Level 2 investments at 12/31/14 was $288,830,467 which was a result of valuing investments using third-party vendor modeling tools. An amount of $260,993,773 was transferred from Level 2 into Level 1 at 6/30/2015 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 94.5%
Argentina — 1.1%
MercadoLibre, Inc.	7,925	$1,122,972
YPF S.A. ADR	24,632	675,656

		1,798,628

Austria — 2.1%
Erste Group Bank AG*	78,573	2,231,540
Vienna Insurance Group AG Wiener Versicherung Gruppe	32,253	1,106,587

		3,338,127

Brazil — 3.6%
BRF S.A.	155,257	3,279,817
CCR S.A.	137,160	660,411
Raia Drogasil S.A.	78,861	1,016,866
Ultrapar Participacoes S.A.	41,081	867,972

		5,825,066

Chile — 0.5%
S.A.C.I. Falabella	118,517	828,076

China — 13.2%
Baic Motor Corp Ltd.*	48,000	57,774
Bank of China Ltd., Class H	7,215,000	4,691,139
China Construction Bank Corp., Class H	3,310,930	3,024,090
China Life Insurance Co. Ltd., Class H	423,000	1,841,729
China Machinery Engineering Corp.	150,000	161,774
China Pacific Insurance Group Co. Ltd., Class H	268,000	1,286,143
Chongqing Changan Automobile Co. Ltd., Class B	109,700	280,634
Huadian Power International Corp. Ltd., Class H	572,000	633,871
Huatai Securities Co. Ltd.*	129,400	365,586
JD.Com, Inc. ADR*	23,222	791,870
NetEase.com, Inc. ADR	3,003	435,030
Qihoo 360 Technology Co. Ltd. ADR*	4,953	335,269
Sihuan Pharmaceutical Holdings Group Ltd.~	1,282,000	692,886
TAL Education Group ADR*	15,958	563,317
Tencent Holdings Ltd.	275,700	5,502,227
Tsingtao Brewery Co. Ltd., Class H	80,000	485,580

		21,148,919

Colombia — 0.3%
Grupo de Inversiones Suramericana SA	29,612	420,785

Czech Republic — 1.1%
Komercni Banka, A.S.	7,932	1,758,351

Egypt — 0.5%
Commercial International Bank Egypt SAE	112,727	833,997

Hong Kong — 4.5%
AIA Group Ltd.	126,200	826,241
China Mengniu Dairy Co. Ltd.	203,000	1,012,178
China Mobile Ltd.	245,000	3,136,953
China Overseas Land & Investment Ltd.	288,000	1,016,158

	Number of Shares	Value†

Hong Kong — (continued)
China Taiping Insurance Holdings Co. Ltd.*	119,200	$428,266
CSPC Pharmaceutical Group Ltd.	436,000	430,851
Shenzhen International Holdings Ltd.	273,000	476,862

		7,327,509

India — 10.1%
Ashok Leyland Ltd.	1,709,336	1,947,430
Bharat Petroleum Corp Ltd.	83,552	1,153,760
Glenmark Pharmaceuticals Ltd.	97,172	1,517,015
HDFC Bank Ltd.~	99,807	1,944,857
ICICI Bank Ltd.	105,271	509,163
Idea Cellular Ltd.	199,345	551,423
IndusInd Bank Ltd.~	119,864	1,698,029
Marico Ltd.	170,590	1,204,551
Maruti Suzuki India Ltd.~	25,616	1,685,278
Oil & Natural Gas Corp. Ltd.	39,750	193,257
Shree Cement Ltd.	7,115	1,267,142
Shriram Transport Finance Co. Ltd.	93,175	1,248,747
Sun Pharmaceutical Industries Ltd.	56,264	772,746
Tata Consultancy Services Ltd.	15,280	612,100

		16,305,498

Indonesia — 2.4%
AKR Corporindo Tbk PT	805,300	357,877
Kalbe Farma Tbk PT	5,899,100	741,121
Link Net Tbk PT*	1,477,200	562,294
Matahari Department Store Tbk PT	1,014,300	1,259,079
Surya Citra Media Tbk PT	1,741,900	375,621
Xl Axiata Tbk PT*	2,154,200	595,404

		3,891,396

Japan — 0.5%
Nexon Co. Ltd.	54,000	743,032

Malaysia — 0.8%
Astro Malaysia Holdings Bhd	730,400	596,245
IHH Healthcare Bhd	457,700	686,611

		1,282,856

Mexico — 6.7%
Alfa S.A.B. de C.V.	804,258	1,541,228
America Movil S.A.B. de C.V., Series L ADR	51,801	1,103,879
Cemex S.A.B. de C.V. ADR*	246,151	2,254,743
El Puerto de Liverpool Sab de CV	51,658	596,561
Fomento Economico Mexicano S.A.B. de C.V. ADR	32,992	2,939,257
Grupo Financiero Banorte S.A.B. de C.V., Series O	170,912	939,731
Grupo Financiero Inbursa S.A.B de C.V., Series O	300,472	681,522
Mexichem S.A.B. de C.V.	246,463	711,909

		10,768,830

Pakistan — 0.7%
United Bank Ltd.	634,700	1,065,909

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Panama — 0.3%
Copa Holdings S.A., Class A	6,138	$506,937

Peru — 1.1%
Credicorp Ltd.	12,906	1,792,902

Philippines — 4.0%
BDO Unibank, Inc.	268,700	645,977
DMCI Holdings, Inc.	1,691,750	495,256
International Container Terminal Services, Inc.	271,320	663,106
LT Group, Inc.	2,081,100	642,469
Metro Pacific Investments Corp.	9,275,400	973,002
Metropolitan Bank & Trust Co.	713,383	1,487,203
SM Investments Corp.	73,640	1,461,694

		6,368,707

Poland — 2.7%
Bank Pekao S.A.	28,073	1,343,547
Bank Zachodni WBK S.A.*	6,830	619,877
CCC SA	14,634	677,212
PKP Cargo S.A.	35,177	774,455
Polski Koncern Naftowy Orlen S.A.	51,296	1,007,230

		4,422,321

Portugal — 0.9%
Jeronimo Martins SGPS, S.A.	107,883	1,383,146

Qatar — 0.1%
Ooredoo QSC	7,162	171,121

Russia — 1.8%
Mail.Ru Group Ltd. GDR*	39,051	814,213
NOVATEK OAO GDR	7,234	736,421
X5 Retail Group N.V. GDR*	31,875	530,719
Yandex N.V., Class A*	50,408	767,210

		2,848,563

South Africa — 6.3%
Life Healthcare Group Holdings Ltd.	291,584	899,486
MTN Group Ltd.	108,851	2,046,660
Naspers Ltd., N Shares	19,073	2,970,848
Sasol Ltd.	33,973	1,256,604
Steinhoff International Holdings Ltd.	251,485	1,591,471
Vodacom Group Ltd.	116,032	1,322,837

		10,087,906

South Korea — 11.4%
Amorepacific Corp.	2,676	1,002,795
Cosmax, Inc.	3,522	636,230
Coway Co. Ltd.	18,364	1,504,747
Hotel Shilla Co. Ltd.	9,467	946,318
KB Financial Group, Inc.	40,698	1,346,323
Kia Motors Corp.	21,334	866,404
Kolao Holdings	21,384	428,466
Kolao Holdings GDR	1	10
Korea Aerospace Industries Ltd.	7,956	567,038
LG Chem Ltd.	3,502	874,362
Lotte Chemical Corp.	3,462	896,964

	Number of Shares	Value†

South Korea — (continued)
NAVER Corp.	2,357	$1,339,673
Samsung Electronics Co. Ltd.	4,103	4,664,130
Samsung Life Insurance Co. Ltd.	9,523	917,766
Shinhan Financial Group Co. Ltd.	3,936	146,614
SK Hynix, Inc.	44,277	1,679,069
SK Telecom Co. Ltd.	2,349	526,469

		18,343,378

Spain — 0.3%
Cemex Latam Holdings S.A.*	99,528	487,475

Switzerland — 1.4%
Coca-Cola HBC AG	63,951	1,374,599
DKSH Holding AG	13,096	946,884

		2,321,483

Taiwan — 9.4%
Advanced Semiconductor Engineering, Inc.	604,000	818,266
Catcher Technology Co. Ltd.	99,000	1,238,523
Chailease Holding Co. Ltd.	446,250	1,076,051
Delta Electronics, Inc.	126,000	645,222
Eclat Textile Co. Ltd.	58,644	961,735
Fubon Financial Holding Co. Ltd.	715,310	1,423,456
Hermes Microvision, Inc.	12,012	782,515
Largan Precision Co. Ltd.	12,000	1,370,951
Nan Ya Plastics Corp.	162,000	380,133
Pegatron Corp.	171,000	500,455
Taiwan Mobile Co. Ltd.	178,000	594,208
Taiwan Semiconductor Manufacturing Co. Ltd.	867,769	3,951,500
Uni-President Enterprises Corp.	737,502	1,307,471

		15,050,486

Thailand — 3.6%
Advanced Info Service PCL NVDR	177,600	1,261,980
BTS Rail Mass Transit Growth Infrastructure Fund	2,532,000	764,649
Indorama Ventures PCL NVDR	915,000	751,765
Land and Houses PCL NVDR	1,921,300	503,427
Minor International PCL NVDR	734,470	652,369
PTT PCL	112,100	1,191,512
Total Access Communication PCL NVDR	244,400	602,398

		5,728,100

United Kingdom — 0.9%
Mondi PLC	70,022	1,518,371

United States — 2.2%
Samsonite International S.A.	723,000	2,499,681
Yum! Brands, Inc.	11,680	1,052,134

		3,551,815

TOTAL COMMON STOCKS (Cost $122,953,183)		151,919,690

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
PREFERRED STOCKS — 3.2%
Brazil — 2.3%
Banco Bradesco S.A.	175,071	$1,604,813
Itau Unibanco Holding S.A.	183,156	2,017,656

		3,622,469

Colombia — 0.3%
Grupo de Inversiones Suramericana S.A.	31,247	436,582

South Korea — 0.6%
Samsung Electronics Co. Ltd.	1,155	1,028,208

TOTAL PREFERRED STOCKS (Cost $6,374,768)		5,087,259

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,116,034)	4,116,034	4,116,034

TOTAL INVESTMENTS — 100.3% (Cost $133,443,985)		$161,122,983

Other Assets & Liabilities — (0.3)%		(424,589)

TOTAL NET ASSETS — 100.0%		$160,698,394

~	Fair valued security. The total market value of fair valued securities at June 30, 2015 is $6,021,050.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depository Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

The accompanying notes are an integral part of these financial statements.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.6%	$946,884
Aerospace & Defense	0.4%	567,038
Airlines	0.3%	506,937
Apparel	0.6%	961,735
Auto Manufacturers	3.2%	4,837,520
Banks	16.6%	25,267,834
Beverages	3.6%	5,441,905
Building Materials	2.6%	4,009,360
Chemicals	3.0%	4,483,105
Commercial Services	1.6%	2,363,696
Computers	0.4%	612,100
Cosmetics & Personal Care	1.1%	1,639,025
Distribution & Wholesale	0.2%	357,877
Diversified Financial Services	3.7%	5,606,777
Electric	0.4%	633,871
Electrical Components & Equipment	1.3%	1,928,192
Engineering & Construction	0.4%	657,030
Food	5.0%	7,513,331

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Forest Products & Paper	1.0%	$1,518,371
Healthcare Services	1.1%	1,586,097
Holding Companies	1.0%	1,541,228
Home Builders	0.3%	503,427
Home Furnishings	2.0%	3,096,218
Hotels & Resorts	0.6%	946,318
Household Products & Wares	2.4%	3,704,232
Insurance	4.2%	6,406,732
Internet	7.4%	11,235,728
Investment Companies	0.3%	420,785
Media	2.6%	3,942,714
Metal Fabricate/Hardware	0.8%	1,238,523
Miscellaneous Manufacturing	0.9%	1,370,951
Oil & Gas	4.1%	6,214,440
Pharmaceuticals	2.7%	4,154,619
Real Estate	0.7%	1,016,158
Retail	5.3%	7,972,467
Semiconductors	7.3%	11,112,965
Software	0.8%	1,178,062
Telecommunications	7.9%	11,913,332
Transportation	1.0%	1,539,104
Water	0.6%	973,002

	100.0%	$151,919,690

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$1,798,628	$1,798,628	$—	$—
Austria	3,338,127	3,338,127	—	—
Brazil	5,825,066	5,825,066	—	—
Chile	828,076	828,076	—	—
China	21,148,919	20,456,033	692,886	—
Colombia	420,785	420,785	—	—
Czech Republic	1,758,351	1,758,351	—	—
Egypt	833,997	833,997	—	—
Hong Kong	7,327,509	7,327,509	—	—
India	16,305,498	10,977,334	5,328,164	—
Indonesia	3,891,396	3,891,396	—	—
Japan	743,032	743,032	—	—
Malaysia	1,282,856	1,282,856	—	—
Mexico	10,768,830	10,768,830	—	—
Pakistan	1,065,909	1,065,909	—	—
Panama	506,937	506,937	—	—
Peru	1,792,902	1,792,902	—	—
Philippines	6,368,707	6,368,707	—	—
Poland	4,422,321	4,422,321	—	—
Portugal	1,383,146	1,383,146	—	—
Qatar	171,121	171,121	—	—
Russia	2,848,563	2,848,563	—	—
South Africa	10,087,906	10,087,906	—	—
South Korea	18,343,378	18,343,378	—	—
Spain	487,475	487,475	—	—
Switzerland	2,321,483	2,321,483	—	—
Taiwan	15,050,486	15,050,486	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Emerging Markets Equity Fund

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Thailand	$5,728,100	$5,728,100	$—	$—
United Kingdom	1,518,371	1,518,371	—	—
United States	3,551,815	3,551,815	—	—
PREFERRED STOCKS	5,087,259	5,087,259	—	—
SHORT-TERM INVESTMENTS	4,116,034	4,116,034	—	—

TOTAL INVESTMENTS	$161,122,983	$155,101,933	$6,021,050	$—

Fair Value of Level 2 investments at 12/31/14 was $106,318,771 which was a result of valuing investments using third-party vendor modeling tools. An amount of $87,339,064 was transferred from Level 2 into Level 1 at 6/30/2015 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 1.9%
Hotels & Resorts — 0.9%
La Quinta Holdings Inc*	53,538	$1,223,343

Lodging — 1.0%
Extended Stay America, Inc.	66,248	1,243,475

TOTAL COMMON STOCKS (Cost $2,502,244)		2,466,818

REAL ESTATE INVESTMENT TRUSTS — 93.7%
Apartments — 18.8%
American Homes 4 Rent	127,395	2,043,416
Apartment Investment & Management Co., Class A	82,868	3,060,315
Education Realty Trust, Inc.	30,948	970,529
Equity Residential	129,350	9,076,490
Home Properties, Inc.	25,667	1,874,974
Monogram Residential Trust, Inc.	141,858	1,279,559
UDR, Inc.	206,645	6,618,840

		24,924,123

Building & Real Estate — 1.8%
Spirit Realty Capital, Inc.	252,445	2,441,143

Diversified — 12.8%
American Assets Trust, Inc.	35,141	1,377,879
Equinix, Inc.	18,167	4,614,418
Liberty Property Trust	54,379	1,752,091
Retail Properties of America, Inc. Class A	133,407	1,858,360
Vornado Realty Trust	78,083	7,412,419

		17,015,167

Healthcare — 9.3%
HCP, Inc.	34,491	1,257,887
Health Care REIT, Inc.	87,439	5,738,621
Healthcare Trust of America, Inc.	65,616	1,571,503
Omega Healthcare Investors, Inc.	111,194	3,817,290

		12,385,301

Hotels & Resorts — 6.9%
Belmond Ltd.*	52,489	655,588
DiamondRock Hospitality Co.	124,028	1,588,799
Host Hotels & Resorts, Inc.	275,723	5,467,587
Sunstone Hotel Investors, Inc.	98,728	1,481,907

		9,193,881

Industrial — 1.9%
First Industrial Realty Trust, Inc.	53,064	993,889
QTS Realty Trust, Inc.	42,679	1,555,649

		2,549,538

Manufactured Homes — 1.2%
Sun Communities, Inc.	26,596	1,644,431

Office Property — 11.1%
BioMed Realty Trust, Inc.	164,459	3,180,637
Brandywine Realty Trust	73,576	977,089
Douglas Emmett, Inc.	71,773	1,933,564
Empire State Realty Trust, Inc.	58,848	1,003,947

	Number of Shares	Value†

Office Property — (continued)
Kilroy Realty Corp.	23,438	$1,573,862
SL Green Realty Corp.	54,885	6,031,313

		14,700,412

Regional Malls — 13.6%
Pennsylvania Real Estate Investment Trust	74,524	1,590,342
Simon Property Group, Inc.	73,639	12,741,020
The Macerich Co.	50,969	3,802,287

		18,133,649

Storage & Warehousing — 9.1%
CubeSmart	129,824	3,006,724
Extra Space Storage, Inc.	12,298	802,076
Public Storage	35,460	6,537,760
Sovran Self Storage, Inc.	19,277	1,675,364

		12,021,924

Strip Centers — 7.2%
DDR Corp.	289,409	4,474,263
Regency Centers Corp.	53,452	3,152,599
Weingarten Realty Investors	60,111	1,965,029

		9,591,891

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $116,628,236)		124,601,460

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,183,436)	1,183,436	1,183,436

TOTAL INVESTMENTS — 96.5% (Cost $120,313,916)		$128,251,714

Other Assets & Liabilities — 3.5%		4,667,306

TOTAL NET ASSETS — 100.0%		$132,919,020

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,466,818	$2,466,818	$—	$—
REAL ESTATE INVESTMENT TRUSTS	124,601,460	124,601,460	—	—
SHORT-TERM INVESTMENTS	1,183,436	1,183,436	—	—

TOTAL INVESTMENTS	$128,251,714	$128,251,714	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 67.6%
Penn Series Flexibly Managed Fund*	79,180	$3,280,447
Penn Series Index 500 Fund*	203,124	3,280,447
Penn Series Large Cap Growth Fund*	198,065	2,624,358
Penn Series Large Cap Value Fund*	281,101	6,560,894
Penn Series Large Core Growth Fund*	40,103	656,089
Penn Series Large Core Value Fund*	218,988	3,280,447
Penn Series Large Growth Stock Fund*	90,184	2,624,358
Penn Series Mid Cap Growth Fund*	170,413	2,624,358
Penn Series Mid Cap Value Fund*	181,575	3,936,537
Penn Series Mid Core Value Fund*	182,653	3,280,447
Penn Series Real Estate Securities Fund*	153,292	2,624,358
Penn Series Small Cap Growth Fund*	63,946	1,968,269
Penn Series Small Cap Index Fund*	35,774	656,089
Penn Series Small Cap Value Fund*	91,441	2,624,358
Penn Series SMID Cap Growth Fund*	60,581	1,312,179
Penn Series SMID Cap Value Fund*	153,939	3,280,447

TOTAL AFFILIATED EQUITY FUNDS (Cost $26,404,991)		44,614,082

AFFILIATED FIXED INCOME FUNDS — 3.0%
Penn Series Quality Bond Fund* (Cost $1,709,243)	146,340	1,968,268

AFFILIATED INTERNATIONAL EQUITY FUNDS — 28.8%
Penn Series Developed International Index Fund*	429,167	5,248,716
Penn Series Emerging Markets Equity Fund*	406,068	4,592,626
Penn Series International Equity Fund*	382,082	9,185,252

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $14,551,504)		19,026,594

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $368,945)	368,945	368,945

TOTAL INVESTMENTS — 100.0% (Cost $43,034,683)		$65,977,889

Other Assets & Liabilities — 0.0%		(25,433)

TOTAL NET ASSETS — 100.0%		$65,952,456

*	Non-income producing security.
†	See Security Valuation Note.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$44,614,082	$44,614,082	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,968,268	1,968,268	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	19,026,594	19,026,594	—	—
SHORT-TERM INVESTMENTS	368,945	368,945	—	—

TOTAL INVESTMENTS	$65,977,889	$65,977,889	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 58.6%
Penn Series Flexibly Managed Fund*	304,702	$12,623,821
Penn Series Index 500 Fund*	781,661	12,623,821
Penn Series Large Cap Growth Fund*	571,645	7,574,292
Penn Series Large Cap Value Fund*	865,386	20,198,113
Penn Series Large Core Growth Fund*	154,325	2,524,764
Penn Series Large Core Value Fund*	674,169	10,099,057
Penn Series Large Growth Stock Fund*	347,047	10,099,057
Penn Series Mid Cap Growth Fund*	491,837	7,574,292
Penn Series Mid Cap Value Fund*	582,280	12,623,821
Penn Series Mid Core Value Fund*	562,308	10,099,057
Penn Series Real Estate Securities Fund*	442,424	7,574,292
Penn Series Small Cap Growth Fund*	164,052	5,049,528
Penn Series Small Cap Index Fund*	275,329	5,049,528
Penn Series Small Cap Value Fund*	263,913	7,574,293
Penn Series SMID Cap Growth Fund*	349,690	7,574,292
Penn Series SMID Cap Value Fund*	473,912	10,099,057

TOTAL AFFILIATED EQUITY FUNDS (Cost $80,774,174)		148,961,085

AFFILIATED FIXED INCOME FUNDS — 17.9%
Penn Series High Yield Bond Fund*	665,579	7,567,637
Penn Series Limited Maturity Bond Fund*	652,956	7,574,292
Penn Series Quality Bond Fund*	2,252,578	30,297,170

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $39,890,087)		45,439,099

AFFILIATED INTERNATIONAL EQUITY FUNDS — 22.9%
Penn Series Developed International Index Fund*	1,445,082	17,673,349
Penn Series Emerging Markets Equity Fund*	1,116,165	12,623,821
Penn Series International Equity Fund*	1,155,258	27,772,405

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $42,309,286)		58,069,575

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,101,739)	1,101,739	1,101,739

TOTAL INVESTMENTS — 99.8% (Cost $164,075,286)		$253,571,498

Other Assets & Liabilities — 0.2%		607,763

TOTAL NET ASSETS — 100.0%		$254,179,261

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$148,961,085	$148,961,085	$—	$—
AFFILIATED FIXED INCOME FUNDS	45,439,099	45,439,099	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	58,069,575	58,069,575	—	—
SHORT-TERM INVESTMENTS	1,101,739	1,101,739	—	—

TOTAL INVESTMENTS	$253,571,498	$253,571,498	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.9%
Penn Series Flexibly Managed Fund*	523,856	$21,703,343
Penn Series Index 500 Fund*	1,119,884	18,086,119
Penn Series Large Cap Growth Fund*	818,994	10,851,671
Penn Series Large Cap Value Fund*	929,878	21,703,343
Penn Series Large Core Value Fund*	724,411	10,851,671
Penn Series Large Growth Stock Fund*	248,606	7,234,447
Penn Series Mid Cap Growth Fund*	469,769	7,234,448
Penn Series Mid Cap Value Fund*	500,538	10,851,671
Penn Series Mid Core Value Fund*	604,213	10,851,671
Penn Series Real Estate Securities Fund*	422,573	7,234,448
Penn Series Small Cap Growth Fund*	117,519	3,617,224
Penn Series Small Cap Index Fund*	394,463	7,234,448
Penn Series Small Cap Value Fund*	252,071	7,234,448
Penn Series SMID Cap Growth Fund*	334,000	7,234,447
Penn Series SMID Cap Value Fund*	509,229	10,851,671

TOTAL AFFILIATED EQUITY FUNDS (Cost $86,175,553)		162,775,070

AFFILIATED FIXED INCOME FUNDS — 35.9%
Penn Series High Yield Bond Fund*	1,271,432	14,456,181
Penn Series Limited Maturity Bond Fund*	2,182,807	25,320,566
Penn Series Quality Bond Fund*	6,723,464	90,430,595

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $114,386,319)		130,207,342

AFFILIATED INTERNATIONAL EQUITY FUNDS — 16.9%
Penn Series Developed International Index Fund*	1,478,832	18,086,119
Penn Series Emerging Markets Equity Fund*	959,476	10,851,672
Penn Series International Equity Fund*	1,354,202	32,555,014

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $42,743,728)		61,492,805

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $7,234,507)	7,234,507	7,234,507

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,180,239)	1,180,239	1,180,239

TOTAL INVESTMENTS — 100.0% (Cost $251,720,346)		$362,889,963

Other Assets & Liabilities — 0.0%		(133,904)

TOTAL NET ASSETS — 100.0%		$362,756,059

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$162,775,070	$162,775,070	$—	$—
AFFILIATED FIXED INCOME FUNDS	130,207,342	130,207,342	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	61,492,805	61,492,805	—	—
AFFILIATED MONEY MARKET FUNDS	7,234,507	7,234,507	—	—
SHORT-TERM INVESTMENTS	1,180,239	1,180,239	—	—

TOTAL INVESTMENTS	$362,889,963	$362,889,963	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	181,071	$7,501,764
Penn Series Index 500 Fund*	199,074	3,215,042
Penn Series Large Cap Growth Fund*	161,763	2,143,361
Penn Series Large Cap Value Fund*	229,580	5,358,403
Penn Series Large Core Value Fund*	143,082	2,143,361
Penn Series Large Growth Stock Fund*	36,828	1,071,681
Penn Series Mid Cap Value Fund*	148,295	3,215,042
Penn Series Mid Core Value Fund*	119,341	2,143,361
Penn Series Real Estate Securities Fund*	125,196	2,143,361
Penn Series Small Cap Growth Fund*	34,817	1,071,680
Penn Series Small Cap Index Fund*	58,434	1,071,680
Penn Series Small Cap Value Fund*	37,341	1,071,680
Penn Series SMID Cap Growth Fund*	49,477	1,071,680
Penn Series SMID Cap Value Fund*	100,580	2,143,361

TOTAL AFFILIATED EQUITY FUNDS (Cost $18,880,126)		35,365,457

AFFILIATED FIXED INCOME FUNDS — 54.7%
Penn Series High Yield Bond Fund*	565,034	6,424,433
Penn Series Limited Maturity Bond Fund*	1,385,794	16,075,208
Penn Series Quality Bond Fund*	2,709,081	36,437,139

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $50,697,995)		58,936,780

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	350,509	4,286,722
Penn Series Emerging Markets Equity Fund*	94,755	1,071,680
Penn Series International Equity Fund*	222,895	5,358,403

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,935,691)		10,716,805

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $2,143,379)	2,143,379	2,143,379

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $642,154)	642,154	642,154

TOTAL INVESTMENTS — 100.0% (Cost $79,299,345)		$107,804,575

Other Assets & Liabilities — 0.0%		52,687

TOTAL NET ASSETS — 100.0%		$107,857,262

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$35,365,457	$35,365,457	$—	$—
AFFILIATED FIXED INCOME FUNDS	58,936,780	58,936,780	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	10,716,805	10,716,805	—	—
AFFILIATED MONEY MARKET FUNDS	2,143,379	2,143,379	—	—
SHORT-TERM INVESTMENTS	642,154	642,154	—	—

TOTAL INVESTMENTS	$107,804,575	$107,804,575	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2015 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.7%
Penn Series Flexibly Managed Fund*	123,524	$5,117,592
Penn Series Index 500 Fund*	79,220	1,279,398
Penn Series Large Cap Growth Fund*	48,279	639,699
Penn Series Large Cap Value Fund*	54,816	1,279,398
Penn Series Large Core Value Fund*	85,407	1,279,398
Penn Series Mid Cap Value Fund*	59,013	1,279,398
Penn Series Mid Core Value Fund*	35,618	639,699

TOTAL AFFILIATED EQUITY FUNDS (Cost $6,698,427)		11,514,582

AFFILIATED FIXED INCOME FUNDS — 69.9%
Penn Series High Yield Bond Fund*	393,488	4,473,959
Penn Series Limited Maturity Bond Fund*	1,158,076	13,433,679
Penn Series Quality Bond Fund*	2,045,134	27,507,057

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,587,758)		45,414,695

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	156,917	1,919,097
Penn Series International Equity Fund*	53,220	1,279,398

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,909,228)		3,198,495

AFFILIATED MONEY MARKET FUND — 5.9%
Penn Series Money Market Fund (Cost $3,838,225)	3,838,225	3,838,225

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,317,716)	1,317,716	1,317,716

TOTAL INVESTMENTS — 100.4% (Cost $52,351,354)		$65,283,713

Other Assets & Liabilities — (0.4)%		(287,161)

TOTAL NET ASSETS — 100.0%		$64,996,552

†	See Security Valuation Note.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Summary of inputs used to value the Fund’s investments as of 06/30/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,514,582	$11,514,582	$—	$—
AFFILIATED FIXED INCOME FUNDS	45,414,695	45,414,695	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,198,495	3,198,495	—	—
AFFILIATED MONEY MARKET FUNDS	3,838,225	3,838,225	—	—
SHORT-TERM INVESTMENTS	1,317,716	1,317,716	—	—

TOTAL INVESTMENTS	$65,283,713	$65,283,713	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$107,149,367	$207,548,005	$566,527,463	$189,732,407
Foreign currency, at value	—	—	—	19,746
Cash	—	1,976,615	5,105,740	1,194
Initial Margin Held by Broker for Open Futures	—	—	829,322	—
Interest, dividends and reclaims receivable	54,332	1,033,411	3,154,780	3,172,931
Receivable for investment securities sold	—	5,036,754	2,553,567	867,462
Receivable for capital stock sold	27,570	75,464	3,005,600	32,573
Futures receivable	—	200,901	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	—	130,255
Other assets	1,344	2,292	5,387	1,931

Total Assets	107,232,613	215,873,442	581,181,859	193,958,499

LIABILITIES
Payable for investment securities purchased	—	4,016,055	21,465,428	1,951,667
Payable for capital stock redeemed	259,661	3,161,071	758,474	675,479
Future variation margin payable	—	15,782	459,155	—
Payable to investment adviser	—	79,771	200,000	88,937
Payable to The Penn Mutual Life Insurance Co.	15,965	79,845	210,544	72,672
Net unrealized depreciation of forward foreign currency contracts	—	—	—	197,065
Other liabilities	33,197	41,746	79,883	59,349

Total Liabilities	308,823	7,394,270	23,173,484	3,045,169

NET ASSETS	$106,923,790	$208,479,172	$558,008,375	$190,913,330

Investments at cost	$107,149,367	$208,169,926	$568,482,774	$191,962,096
Foreign currency at cost	—	—	—	19,947

COMPONENTS OF NET ASSETS:
Paid-in Capital	$106,923,790	$207,570,767	$543,451,387	$188,092,894
Undistributed net investment income (loss)	—	1,267,720	6,673,779	5,280,156
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	132,532	9,048,539	(165,484)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(491,847)	(1,165,330)	(2,294,236)

NET ASSETS	$106,923,790	$208,479,172	$558,008,375	$190,913,330

Shares outstanding, $0.10 par value, 500 million shares authorized	106,907,864

Shares outstanding, $0.10 par value, 250 million shares authorized			41,496,145	16,785,169

Shares outstanding, $0.0001 par value, 250 million shares authorized		17,966,345

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.60	$13.45	$11.37

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$79,560,529	$—	$—
Investments of unaffiliated issuers at value	3,240,390,201	280,801	301,516,386	57,305,919
Foreign currency, at value	127,931	—	—	—
Cash	74,686	—	—	500
Interest, dividends and reclaims receivable	12,112,810	3	76,412	64,247
Receivable for investment securities sold	4,570,212	358,765	457,773	844,672
Receivable for capital stock sold	3,733,007	73,961	18,087	115,332
Other assets	28,867	791	2,723	552

Total Assets	3,261,037,714	80,274,850	302,071,381	58,331,222

LIABILITIES
Call options written, at value	11,487,666	—	—	—
Payable for investment securities purchased	17,583,983	280,481	1,779,266	—
Payable for capital stock redeemed	669,018	7,591	521,279	648,153
Payable to investment adviser	1,864,926	—	178,634	26,769
Payable to The Penn Mutual Life Insurance Co.	1,208,808	30,430	113,183	22,655
Other liabilities	293,061	8,730	63,471	22,216

Total Liabilities	33,107,462	327,232	2,655,833	719,793

NET ASSETS	$3,227,930,252	$79,947,618	$299,415,548	$57,611,429

Investments of affiliated issuers at cost	—	46,841,966	—	—
Investments of unaffiliated issuers at cost	2,834,903,088	280,801	204,611,320	48,365,416
Foreign currency at cost	127,837	—	—	—
Call options written, premiums received	(6,032,535)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$2,654,390,012	$50,384,456	$191,172,716	$46,515,372
Undistributed net investment income (loss)	16,757,451	(86,057)	(389,300)	15,049
Accumulated net realized gain (loss) on investment transactions and foreign exchange	156,758,321	(3,069,344)	11,727,491	2,140,685
Net unrealized appreciation (depreciation) in value of investments, written options and foreign currency related items	400,024,468	32,718,563	96,904,641	8,940,323

NET ASSETS	$3,227,930,252	$79,947,618	$299,415,548	$57,611,429

Shares outstanding, $0.10 par value, 250 million shares authorized	77,915,393		10,287,728

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,923,410		4,346,679

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$41.43	$16.24	$29.10	$13.25

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$127,623,701	$227,352,768	$189,125,297	$441,990,854
Cash	—	—	—	37,067
Interest, dividends and reclaims receivable	15,165	338,149	421,928	502,313
Receivable for investment securities sold	2,729,456	226,428	1,973,350	153,669
Receivable for capital stock sold	170,441	7,482	895,815	17,176
Receivable for Securities sold short	—	176,917	—	—
Futures receivable	—	—	—	13,650
Other assets	1,229	2,229	1,898	12,554

Total Assets	130,539,992	228,103,973	192,418,288	442,727,283

LIABILITIES
Securities sold short at value (proceeds $176,917)	—	133,312	—	—
Payable for investment securities purchased	6,293,656	455,676	1,614,939	297,963
Payable for capital stock redeemed	2,044	3,685,322	16,348	1,226,024
Payable to investment adviser	62,540	126,049	106,139	47,997
Payable to The Penn Mutual Life Insurance Co.	47,658	86,565	73,242	168,049
Other liabilities	27,957	40,396	33,890	74,335

Total Liabilities	6,433,855	4,527,320	1,844,558	1,814,368

NET ASSETS	$124,106,137	$223,576,653	$190,573,730	$440,912,915

Investments at cost	$100,142,900	$190,756,620	$167,176,216	$261,941,906

COMPONENTS OF NET ASSETS:
Paid-in Capital	$90,977,888	$181,026,864	$156,425,073	$264,700,395
Undistributed net investment income (loss)	(124,817)	(26,079)	1,483,412	3,627,438
Accumulated net realized gain (loss) on investment transactions and foreign exchange	5,772,265	5,936,115	10,716,164	(7,325,698)
Net unrealized appreciation (depreciation) in value of investments, futures	27,480,801	36,639,753	21,949,081	179,910,780

NET ASSETS	$124,106,137	$223,576,653	$190,573,730	$440,912,915

Shares outstanding, $0.10 par value, 250 million shares authorized		9,577,269

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,585,962		12,723,958	27,302,435

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.36	$23.34	$14.98	$16.15

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$128,645,242	$187,378,858	$85,596,600	$60,242,581
Foreign currency, at value	—	—	3,676	—
Cash	—	—	500	—
Interest, dividends and reclaims receivable	66,568	406,176	181,655	7,629
Receivable for investment securities sold	66,444	3,931,772	2,176,200	2,003,785
Receivable for capital stock sold	141,703	1,847,945	870,181	5,862,149
Net unrealized appreciation of forward foreign currency contracts	—	—	22,237	—
Other assets	1,254	1,791	792	615

Total Assets	128,921,211	193,566,542	88,851,841	68,116,759

LIABILITIES
Call options written, at value	191,466	—	—	—
Payable for investment securities purchased	306,063	3,604,034	1,266,607	1,013,432
Payable for capital stock redeemed	9,342	18,211	14,966	246,398
Future variation margin payable	—	—	—	—
Payable to investment adviser	74,967	87,339	52,136	38,126
Payable to The Penn Mutual Life Insurance Co.	48,975	72,222	33,480	22,574
Net unrealized depreciation of forward foreign currency contracts	—	—	3,039	—
Other liabilities	28,007	34,867	23,688	22,976

Total Liabilities	658,820	3,816,673	1,393,916	1,343,506

NET ASSETS	$128,262,391	$189,749,869	$87,457,925	$66,773,253

Investments at cost	$118,204,934	$160,415,984	$81,676,903	$48,021,762
Foreign currency at cost	—	—	3,718	—
Call options written, premiums received	105,726	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$112,716,128	$141,825,533	$77,705,090	$50,673,494
Undistributed net investment income (loss)	(184,060)	(89,079)	517,093	(210,194)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	5,375,754	21,050,541	5,297,446	4,089,133
Net unrealized appreciation (depreciation) in value of investments, written options and foreign currency related items	10,354,569	26,962,874	3,938,296	12,220,820

NET ASSETS	$128,262,391	$189,749,869	$87,457,925	$66,773,253

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,330,303	8,751,507	4,869,930	3,082,470

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.40	$21.68	$17.96	$21.66

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$77,228,097	$104,294,080	$246,406,073	$70,253,485
Cash	—	—	6,080	84
Interest, dividends and reclaims receivable	77,424	18,643	456,781	79,540
Receivable for investment securities sold	—	4,730,946	1,170,132	5,947,930
Receivable for capital stock sold	2,980,666	2,981	305,264	48,682
Futures receivable	—	—	—	5,880
Other assets	696	885	2,368	665

Total Assets	80,286,883	109,047,535	248,346,698	76,336,266

LIABILITIES
Payable for investment securities purchased	968,311	425,893	1,114,965	6,192,484
Payable for capital stock redeemed	14,999	7,540,356	10,803	76,836
Payable to investment adviser	60,801	65,752	146,897	17,422
Payable to The Penn Mutual Life Insurance Co.	28,933	40,294	93,230	26,102
Other liabilities	19,598	26,019	56,059	37,306

Total Liabilities	1,092,642	8,098,314	1,421,954	6,350,150

NET ASSETS	$79,194,241	$100,949,221	$246,924,744	$69,986,116

Investments of unaffiliated issuers at cost	$64,663,006	$80,871,410	$201,283,147	$51,067,402

COMPONENTS OF NET ASSETS:
Paid-in Capital	$63,280,018	$72,397,683	$190,416,785	$48,006,634
Undistributed net investment income (loss)	(2,346)	(330,651)	729,057	220,510
Accumulated net realized gain (loss) on investment transactions and foreign exchange	3,351,478	5,459,506	10,655,976	2,589,089
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	12,565,091	23,422,683	45,122,926	19,169,883

NET ASSETS	$79,194,241	$100,949,221	$246,924,744	$69,986,116

Shares outstanding, $0.10 par value, 250 million shares authorized		3,280,157	8,603,426

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,715,850			3,815,341

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.31	$30.78	$28.70	$18.34

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$105,605,961	$385,410,049	$161,122,983	$128,251,714
Foreign currency, at value	384,218	483,631	104,866	—
Interest, dividends and reclaims receivable	409,804	1,363,681	887,683	470,891
Receivable for investment securities sold	—	—	469,653	45,742
Receivable for capital stock sold	27,820	11,102	3,801	4,567,291
Futures receivable	172,516	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	37,282	—
Other assets	114,149	3,823	1,646	1,258

Total Assets	106,714,468	387,272,286	162,627,914	133,336,896

LIABILITIES
Payable for investment securities purchased	95,110	307,841	165,174	249,787
Payable for capital stock redeemed	519,203	986,319	1,109,967	11,702
Payable to investment adviser	26,779	275,461	170,389	76,020
Payable to The Penn Mutual Life Insurance Co.	40,541	149,114	61,866	51,309
Deferred Indian capital gains tax	—	123	261,336	—
Net unrealized depreciation of forward foreign currency contracts	—	—	6,821	—
Other liabilities	90,545	115,489	153,967	29,058

Total Liabilities	772,178	1,834,347	1,929,520	417,876

NET ASSETS	$105,942,290	$385,437,939	$160,698,394	$132,919,020

Investments of unaffiliated issuers at cost	83,887,154	308,140,041	133,443,985	120,313,916
Foreign currency at cost	383,065	486,130	104,226	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$86,535,158	$315,261,442	$145,486,839	$115,928,150
Undistributed net investment income (loss)	615,932	(3,872,685)	17,575	1,484,852
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(2,856,175)	(3,215,469)	(12,255,411)	7,568,220
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	21,647,375	77,264,651	27,449,391	7,937,798

NET ASSETS	$105,942,290	$385,437,939	$160,698,394	$132,919,020

Shares outstanding, $0.10 par value, 250 million shares authorized		16,032,322

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,661,894		14,208,657	7,765,722

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.23	$24.04	$11.31	$17.12

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$65,608,944	$252,469,759	$361,709,724	$107,162,421
Investments of unaffiliated issuers at value	368,945	1,101,739	1,180,239	642,154
Interest, dividends and reclaims receivable	4	10	10	6
Receivable for investment securities sold	2,409,895	9,020,184	5,578,420	720,193
Receivable for capital stock sold	—	615,375	9,679	369
Other assets	616	2,432	3,554	1,069

Total Assets	68,388,404	263,209,499	368,481,626	108,526,212

LIABILITIES
Payable for investment securities purchased	2,339,715	8,885,925	5,453,193	603,684
Payable for capital stock redeemed	57,418	2,670	70,991	2,139
Payable to investment adviser	6,571	24,885	34,691	10,797
Payable to The Penn Mutual Life Insurance Co.	24,656	96,713	138,096	41,725
Other liabilities	7,588	20,045	28,596	10,605

Total Liabilities	2,435,948	9,030,238	5,725,567	668,950

NET ASSETS	$65,952,456	$254,179,261	$362,756,059	$107,857,262

Investments of affiliated issuers at cost	42,665,738	162,973,547	250,540,107	78,657,191
Investments of unaffiliated issuers at cost	368,945	1,101,739	1,180,239	642,154

COMPONENTS OF NET ASSETS:
Paid-in Capital	$42,693,747	$164,606,145	$251,432,918	$79,775,868
Undistributed net investment income (loss)	(109,492)	(405,451)	(576,002)	(178,404)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	424,995	482,355	729,526	(245,432)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	22,943,206	89,496,212	111,169,617	28,505,230

NET ASSETS	$65,952,456	$254,179,261	$362,756,059	$107,857,262

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,255,853	15,793,630	24,674,069	7,805,730

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.50	$16.09	$14.70	$13.82

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2015

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$63,965,997
Investments of unaffiliated issuers at value	1,317,716
Interest, dividends and reclaims receivable	8
Receivable for investment securities sold	896,585
Receivable for capital stock sold	109,923
Other assets	668

Total Assets	66,290,897

LIABILITIES
Payable for investment securities purchased	1,255,939
Payable to investment adviser	6,278
Payable to The Penn Mutual Life Insurance Co.	23,932
Other liabilities	8,196

Total Liabilities	1,294,345

NET ASSETS	$64,996,552

Investments of affiliated issuers at cost	51,033,638
Investments of unaffiliated issuers at cost	1,317,716

COMPONENTS OF NET ASSETS:
Paid-in Capital	$52,000,117
Undistributed net investment income (loss)	(107,806)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	171,882
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	12,932,359

NET ASSETS	$64,996,552

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,056,809

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.85

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2015

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$355	$181	$33,728	$50,798
Interest	120,646	2,043,417	8,531,730	6,433,896

Total Investment Income	121,001	2,043,598	8,565,458	6,484,694

EXPENSES
Investment advisory fees	193,851	492,526	1,220,461	541,027
Administration fees	88,114	161,145	418,621	144,918
Accounting fees	39,289	63,633	123,396	58,224
Director fees and expenses	2,745	4,518	11,331	3,910
Custodian fees and expenses	11,820	9,084	22,346	23,310
Pricing fees	5,574	11,178	12,964	33,153
Professional Fees	7,531	11,426	28,162	10,466
Printing Fees	4,905	7,953	20,326	6,988
Other expenses	12,284	14,415	34,072	12,786

Total Expenses	366,113	775,878	1,891,679	834,782
Less: Waivers and reimbursement from advisor	193,851	—	—	—
Less: Waivers and reimbursement from administrator	57,124	—	—	—

Net Expenses	115,138	775,878	1,891,679	834,782

Net Investment Income (Loss)	5,863	1,267,720	6,673,779	5,649,912

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	—	472,492	8,443,675	666,464
Net realized gain (loss) on futures contracts	—	(239,654)	334,128	—
Net realized foreign currency exchange gain (loss)	—	—	(327)	601,870
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items	—	345,847	(14,997,870)	(41,565)
Change in net unrealized appreciation (depreciation) of futures contracts	—	153,511	1,467,061	—

Net Gain (Loss) on Investment Securities and Foreign Currency	—	732,196	(4,753,333)	1,226,769

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,863	$1,999,916	$1,920,446	$6,876,681

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$15,222,836	$31	$1,046,825	$388,349
Interest	16,538,545	2	—	99
Foreign tax withheld	(100,829)	—	(1,937)	(27,780)

Total Investment Income	31,660,552	33	1,044,888	360,668

EXPENSES
Investment advisory fees	11,026,887	—	1,046,668	159,858
Administration fees	2,366,769	60,739	219,944	43,598
Accounting fees	384,994	5,951	83,062	20,346
Director fees and expenses	62,483	1,671	5,712	1,198
Custodian fees and expenses	130,424	2,870	28,695	15,374
Pricing fees	16,506	1,074	6,477	5,182
Professional Fees	155,884	5,029	15,472	3,953
Printing Fees	113,653	3,019	10,338	2,186
Recaptured administration fees	—	—	—	1,831
Other expenses	175,853	5,737	17,820	5,153

Total Expenses	14,433,453	86,090	1,434,188	258,679

Net Investment Income (Loss)	17,227,099	(86,057)	(389,300)	101,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	156,073,392	785,830	11,909,885	2,173,208
Net realized gain (loss) on options	3,165,247	—	—	—
Net realized foreign currency exchange gain (loss)	(84,729)	—	(4,009)	(215)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(74,512,853)	(128,100)	7,910,600	(1,628,526)
Change in net unrealized appreciation (depreciation) of written options	4,799,251	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	89,440,308	657,730	19,816,476	544,467

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,667,407	$571,673	$19,427,176	$646,456

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2015

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$425,672	$2,417,746	$2,317,428	$4,496,203
Foreign tax withheld	27	(56,420)	(17,347)	(588)

Total Investment Income	425,699	2,361,326	2,300,081	4,495,615

EXPENSES
Investment advisory fees	378,899	753,797	642,030	288,386
Administration fees	94,725	170,520	144,728	332,589
Accounting fees	41,493	66,758	58,160	106,189
Director fees and expenses	2,570	4,684	3,921	9,109
Custodian fees and expenses	10,406	9,720	12,471	23,596
Pricing fees	1,547	3,150	1,564	5,286
Professional Fees	7,240	12,335	10,577	23,309
Printing Fees	4,631	8,483	7,067	16,613
Other expenses	9,005	14,767	12,740	42,742

Total Expenses	550,516	1,044,214	893,258	847,819

Net Investment Income (Loss)	(124,817)	1,317,112	1,406,823	3,647,796

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gains (losses) on investment transactions	5,928,900	6,290,546	10,926,439	3,921,765
Net realized gain (loss) on futures contracts	—	—	—	536,842
Change in net unrealized appreciation (depreciation) of investments	(3,198,314)	(6,407,656)	(11,139,130)	(2,956,608)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(485,676)
Change in net unrealized appreciation (depreciation) of securities sold at short	—	43,605	—	—

Net Gain (Loss) on Investment Securities	2,730,586	(73,505)	(212,691)	1,016,323

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,605,769	$1,243,607	$1,194,132	$4,664,119

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$409,394	$1,510,731	$968,431	$100,591
Interest	—	—	69	—
Foreign tax withheld	—	—	(3,936)	—

Total Investment Income	409,394	1,510,731	964,564	100,591

EXPENSES
Investment advisory fees	451,117	518,672	321,387	218,402
Administration fees	96,668	141,456	66,956	43,680
Accounting fees	42,140	57,070	31,246	20,384
Director fees and expenses	2,638	3,748	1,839	1,270
Custodian fees and expenses	10,494	6,544	29,245	13,645
Pricing fees	4,655	2,098	5,341	1,721
Professional Fees	7,442	10,170	5,677	4,079
Printing Fees	4,784	6,778	3,410	2,310
Other expenses	9,143	12,308	6,879	5,294

Total Expenses	629,081	758,844	471,980	310,785

Net Investment Income (Loss)	(219,687)	751,887	492,584	(210,194)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	5,321,356	21,050,541	5,517,500	4,414,869
Net realized gain (loss) on written options	110,467	—	—	—
Net realized foreign currency exchange gain (loss)	(291)	—	218,040	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items	(657,626)	(16,102,234)	(5,582,994)	1,125,110
Change in net unrealized appreciation (depreciation) of written option	(102,864)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	4,671,042	4,948,307	152,546	5,539,979

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,451,355	$5,700,194	$645,130	$5,329,785

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2015

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$462,283	$198,588	$1,936,896	$462,742
Interest	—	—	—	46
Foreign tax withheld	—	(3,130)	(2,963)	(213)

Total Investment Income	462,283	195,458	1,933,933	462,575

EXPENSES
Investment advisory fees	357,466	385,645	874,673	101,895
Administration fees	56,442	78,653	183,445	50,948
Accounting fees	26,340	36,129	71,066	23,775
Director fees and expenses	1,502	1,953	4,975	1,406
Custodian fees and expenses	7,568	11,791	29,470	20,591
Pricing fees	1,804	5,175	3,507	14,808
Professional Fees	4,741	5,805	13,145	4,425
Printing Fees	2,748	3,531	8,988	2,555
Other expenses	6,018	7,357	15,607	13,252

Total Expenses	464,629	536,039	1,204,876	233,655

Net Investment Income (Loss)	(2,346)	(340,581)	729,057	228,920

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	3,554,529	5,473,027	11,193,522	2,891,812
Net realized gain (loss) on futures contracts	—	—	—	52,587
Net realized foreign currency exchange gain (loss)	—	500	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,130,635)	3,050,736	(6,054,487)	(292,759)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(11,334)

Net Gain (Loss) on Investment Securities and Foreign Currency	1,423,894	8,524,263	5,139,035	2,640,306

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,421,548	$8,183,682	$5,868,092	$2,869,226

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$2,250,237	$6,351,637	$2,290,818	$2,163,560
Foreign tax withheld	(188,909)	(423,287)	(290,227)	—

Total Investment Income	2,061,328	5,928,350	2,000,591	2,163,560

EXPENSES
Investment advisory fees	157,889	1,658,739	949,292	488,651
Administration fees	78,944	292,183	120,673	104,711
Accounting fees	41,488	126,711	58,187	44,821
Director fees and expenses	2,028	7,824	3,170	2,887
Custodian fees and expenses	45,614	69,042	156,344	12,503
Pricing fees	63,360	10,414	16,469	1,918
Professional Fees	5,696	29,550	27,096	8,185
Printing Fees	3,571	13,995	5,592	5,273
Recaptured advisory fees	—	—	82,846	—
Other expenses	31,951	25,105	11,657	9,759

Total Expenses	430,541	2,233,563	1,431,326	678,708

Net Investment Income (Loss)	1,630,787	3,694,787	569,265	1,484,852

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(32,454)	2,862,438	(5,891,607)	7,722,849
Net realized gain (loss) on futures contracts	243,850	—	—	—
Net realized foreign currency exchange gain (loss)	(32,476)	(177,517)	335,217	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items	4,121,677	4,200,891	11,764,445	(15,895,402)
Change in net unrealized appreciation (depreciation) of futures contracts	(24,920)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	4,275,677	6,885,812	6,208,055	(8,172,553)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,906,464	$10,580,599	$6,777,320	$(6,687,701)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2015

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$20	$126	$452	$164
Interest	15	—	20	20

Total Investment Income	35	126	472	184

EXPENSES
Investment advisory fees	38,866	149,512	209,539	65,791
Administration fees	48,582	190,356	273,398	82,238
Accounting fees	5,951	12,690	18,227	5,951
Director fees and expenses	1,306	5,096	7,426	2,200
Custodian fees and expenses	2,298	8,917	12,809	3,870
Pricing fees	1,218	1,237	1,240	1,209
Professional Fees	4,174	13,303	18,819	6,181
Printing Fees	2,370	9,197	13,361	3,921
Other expenses	4,762	15,269	21,655	7,227

Total Expenses	109,527	405,577	576,474	178,588

Net Investment Income (Loss)	(109,492)	(405,451)	(576,002)	(178,404)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gains (losses) on investment transactions	861,354	2,636,567	2,384,877	442,633
Change in net unrealized appreciation (depreciation) of investments	831,004	3,508,559	4,869,037	1,285,374

Net Gain (Loss) on Investment Securities	1,692,358	6,145,126	7,253,914	1,728,007

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,582,866	$5,739,675	$6,677,912	$1,549,603

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$262
Interest	18

Total Investment Income	280

EXPENSES
Investment advisory fees	38,273
Administration fees	47,841
Accounting fees	5,951
Director fees and expenses	1,323
Custodian fees and expenses	2,264
Pricing fees	1,163
Professional Fees	4,108
Printing Fees	2,350
Other expenses	4,813

Total Expenses	108,086

Net Investment Income (Loss)	(107,806)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gains (losses) on investment transactions	582,197
Change in net unrealized appreciation (depreciation) of investments	204,013

Net Gain (Loss) on Investment Securities	786,210

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$678,404

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,863	$13,590	$1,267,720	$1,604,138
Net realized gains (loss) from investment transactions	—	—	472,492	870,220
Net realized gains (loss) on futures contracts	—	—	(239,654)	(322,415)
Net change in unrealized appreciation (depreciation) of investments	—	—	345,847	(1,814,906)
Net change in unrealized appreciation (depreciation) of future contracts	—	—	153,511	(23,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,863	13,590	1,999,916	313,600

Distributions from:
Net investment income	(5,863)	(13,590)	—	—

Total Distributions	(5,863)	(13,590)	—	—

Capital Share Transactions (1):
Shares issued	21,652,892	112,210,094	8,710,587	45,621,027
Shares issued in lieu of cash distributions	5,863	13,593	—	—
Shares redeemed	(47,466,403)	(104,373,265)	(24,293,021)	(67,540,093)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,807,648)	7,850,422	(15,582,434)	(21,919,066)

Total Increase (Decrease)	(25,807,648)	7,850,422	(13,582,518)	(21,605,466)

Net Assets:
Beginning of period	132,731,438	124,881,016	222,061,690	243,667,156

End of Period	$106,923,790	$132,731,438	$208,479,172	$222,061,690

Undistributed net investment income (loss)	$—	$—	$1,267,720	$—
(1) Shares Issued and Redeemed:
Shares issued	21,652,892	112,210,094	753,942	3,961,890
Shares issued in lieu of cash distributions	5,863	13,593	—	—
Shares redeemed	(47,466,403)	(104,373,265)	(2,101,996)	(5,864,076)

	(25,807,648)	7,850,422	(1,348,054)	(1,902,186)

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,673,779	$10,704,702	$5,649,912	$10,757,499
Net realized gains (loss) from investment transactions	8,443,675	11,589,711	666,464	1,170,142
Net realized gains (loss) on futures contracts	334,128	(1,683,455)	—	—
Net realized foreign exchange gain (loss)	(327)	78,966	601,870	1,288,588
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	(14,997,870)	6,906,990	(41,565)	(9,843,153)
Net change in unrealized appreciation (depreciation) of future contracts	1,467,061	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,920,446	27,596,914	6,876,681	3,373,076

Capital Share Transactions (1):
Shares issued	27,150,477	64,744,414	6,921,150	32,275,457
Shares redeemed	(30,678,514)	(79,484,028)	(17,388,108)	(29,932,861)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,528,037)	(14,739,614)	(10,466,958)	2,342,596

Total Increase (Decrease)	(1,607,591)	12,857,300	(3,590,277)	5,715,672

Net Assets:
Beginning of period	559,615,966	546,758,666	194,503,607	188,787,935

End of Period	$558,008,375	$559,615,966	$190,913,330	$194,503,607

Undistributed net investment income (loss)	$6,673,779	$—	$5,280,156	$(369,756)
(1) Shares Issued and Redeemed:
Shares issued	2,003,904	4,908,765	610,545	2,905,150
Shares redeemed	(2,264,531)	(6,050,584)	(1,540,135)	(2,702,689)

	(260,627)	(1,141,819)	(929,590)	202,461

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,227,099	$33,576,029	$(86,057)	$(162,810)
Net realized gains (loss) from investment transactions	156,073,392	340,266,716	785,830	1,733,462
Net realized gains (loss) on written options	3,165,247	335,838	—	—
Net realized foreign exchange gain (loss)	(84,729)	191,162	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	(74,512,853)	(43,325,431)	(128,100)	5,805,255
Net change in unrealized appreciation (depreciation) of written options	4,799,251	(2,745,756)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	106,667,407	328,298,558	571,673	7,375,907

Capital Share Transactions (1):
Shares issued	98,390,084	179,219,743	2,065,502	6,157,778
Shares redeemed	(51,315,419)	(118,834,503)	(4,483,202)	(10,382,073)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	47,074,665	60,385,240	(2,417,700)	(4,224,295)

Total Increase (Decrease)	153,742,072	388,683,798	(1,846,027)	3,151,612

Net Assets:
Beginning of period	3,074,188,180	2,685,504,382	81,793,645	78,642,033

End of Period	$3,227,930,252	$3,074,188,180	$79,947,618	$81,793,645

Undistributed net investment income (loss)	$16,757,451	$(469,648)	$(86,057)	$—
(1) Shares Issued and Redeemed:
Shares issued	2,391,808	4,743,651	126,544	400,671
Shares redeemed	(1,246,957)	(3,162,331)	(274,137)	(676,995)

	1,144,851	1,581,320	(147,593)	(276,324)

	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(389,300)	$(687,956)	$101,989	$260,778
Net realized gains (loss) from investment transactions	11,909,885	38,003,401	2,173,208	2,935,635
Net realized foreign exchange gain (loss)	(4,009)	(1,868)	(215)	(389)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	7,910,600	(15,403,481)	(1,628,526)	2,858,415

Net Increase (Decrease) in Net Assets Resulting from Operations	19,427,176	21,910,096	646,456	6,054,439

Capital Share Transactions (1):
Shares issued	11,744,953	22,569,243	2,864,335	5,813,560
Shares redeemed	(12,438,355)	(26,155,315)	(3,562,470)	(8,966,768)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(693,402)	(3,586,072)	(698,135)	(3,153,208)

Total Increase (Decrease)	18,733,774	18,324,024	(51,679)	2,901,231

Net Assets:
Beginning of period	280,681,774	262,357,750	57,663,108	54,761,877

End of Period	$299,415,548	$280,681,774	$57,611,429	$57,663,108

Undistributed net investment income (loss)	$(389,300)	$—	$15,049	$(86,940)
(1) Shares Issued and Redeemed:
Shares issued	406,739	880,266	215,417	479,708
Shares redeemed	(433,485)	(1,015,873)	(267,379)	(731,398)

	(26,746)	(135,607)	(51,962)	(251,690)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(124,817)	$(241,472)	$1,317,112	$2,979,083
Net realized gains (loss) from investment transactions	5,928,900	21,846,006	6,290,546	11,930,695
Net change in unrealized appreciation (depreciation) of investments	(3,198,314)	(12,283,083)	(6,407,656)	9,128,467
Net change in unrealized appreciation (depreciation) of securities sold at short	—	—	43,605	—

Net Increase (Decrease) in Net Assets Resulting from Operations	2,605,769	9,321,451	1,243,607	24,038,245

Capital Share Transactions (1):
Shares issued	2,091,595	4,654,935	8,152,318	14,616,590
Shares redeemed	(6,571,468)	(15,752,654)	(14,899,431)	(26,925,727)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,479,873)	(11,097,719)	(6,747,113)	(12,309,137)

Total Increase (Decrease)	(1,874,104)	(1,776,268)	(5,503,506)	11,729,108

Net Assets:
Beginning of period	125,980,241	127,756,509	229,080,159	217,351,051

End of Period	$124,106,137	$125,980,241	$223,576,653	$229,080,159

Undistributed net investment income (loss)	$(124,817)	$—	$(26,079)	$(1,343,191)
(1) Shares Issued and Redeemed:
Shares issued	127,465	310,870	351,402	675,743
Shares redeemed	(398,202)	(1,040,372)	(638,006)	(1,233,574)

	(270,737)	(729,502)	(286,604)	(557,831)

	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,406,823	$2,513,020	$3,647,796	$6,809,218
Net realized gains (loss) from investment transactions	10,926,439	37,401,939	3,921,765	7,296,570
Net realized gains (loss) on futures contracts	—	—	536,842	843,709
Net change in unrealized appreciation (depreciation) of investments	(11,139,130)	(19,805,307)	(2,956,608)	37,489,351
Net change in unrealized appreciation (depreciation) of future contracts	—	—	(485,676)	339,329

Net Increase (Decrease) in Net Assets Resulting from Operations	1,194,132	20,109,652	4,664,119	52,778,177

Capital Share Transactions (1):
Shares issued	6,612,410	11,715,588	14,179,796	36,130,266
Shares redeemed	(9,928,304)	(24,760,075)	(20,765,825)	(44,610,829)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,315,894)	(13,044,487)	(6,586,029)	(8,480,563)

Total Increase (Decrease)	(2,121,762)	7,065,165	(1,921,910)	44,297,614

Net Assets:
Beginning of period	192,695,492	185,630,327	442,834,825	398,537,211

End of Period	$190,573,730	$192,695,492	$440,912,915	$442,834,825

Undistributed net investment income (loss)	$1,483,412	$76,589	$3,627,438	$(20,358)
(1) Shares Issued and Redeemed:
Shares issued	437,906	825,238	874,997	2,435,987
Shares redeemed	(654,787)	(1,756,085)	(1,283,067)	(2,966,343)

	(216,881)	(930,847)	(408,070)	(530,356)

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14

	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(219,687)	$(172,828)	$751,887	$1,371,542
Net realized gains (loss) from investment transactions	5,321,356	29,823,567	21,050,541	15,268,055
Net realized gains (loss) on written options	110,467	(445,823)	—	—
Net realized foreign exchange gain (loss)	(291)	(138)	—	—
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	(760,490)	(18,030,112)	(16,102,234)	6,504,814

Net Increase (Decrease) in Net Assets Resulting from Operations	4,451,355	11,174,666	5,700,194	23,144,411

Capital Share Transactions (1):
Shares issued	3,102,367	14,891,737	7,254,853	11,388,988
Shares redeemed	(7,777,529)	(18,142,876)	(8,498,245)	(22,234,434)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,675,162)	(3,251,139)	(1,243,392)	(10,845,446)

Total Increase (Decrease)	(223,807)	7,923,527	4,456,802	12,298,965

Net Assets:
Beginning of period	128,486,198	120,562,671	185,293,067	172,994,102

End of Period	$128,262,391	$128,486,198	$189,749,869	$185,293,067

Undistributed net investment income (loss)	$(184,060)	$35,627	$(89,079)	$(840,966)
(1) Shares Issued and Redeemed:
Shares issued	201,109	1,047,530	333,192	592,926
Shares redeemed	(508,381)	(1,279,845)	(389,544)	(1,130,517)

	(307,272)	(232,315)	(56,352)	(537,591)

	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14

	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$492,584	$935,631	$(210,194)	$(511,199)
Net realized gains (loss) from investment transactions	5,517,500	7,526,900	4,414,869	6,827,345
Net realized foreign exchange gain (loss)	218,040	307,871	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	(5,582,994)	3,304,421	1,125,110	(6,054,448)

Net Increase (Decrease) in Net Assets Resulting from Operations	645,130	12,074,823	5,329,785	261,698

Capital Share Transactions (1):
Shares issued	4,050,300	17,581,649	10,420,001	14,707,294
Shares redeemed	(7,466,509)	(11,301,682)	(4,578,609)	(22,993,475)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,416,209)	6,279,967	5,841,392	(8,286,181)

Total Increase (Decrease)	(2,771,079)	18,354,790	11,171,177	(8,024,483)

Net Assets:
Beginning of period	90,229,004	71,874,214	55,602,076	63,626,559

End of Period	$87,457,925	$90,229,004	$66,773,253	$55,602,076

Undistributed net investment income (loss)	$517,093	$24,509	$(210,194)	$—
(1) Shares Issued and Redeemed:
Shares issued	224,389	1,053,736	487,113	764,438
Shares redeemed	(411,292)	(686,372)	(218,265)	(1,190,875)

	(186,903)	367,364	268,848	(426,437)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,346)	$164,375	$(340,581)	$(374,823)
Net realized gains (loss) from investment transactions	3,554,529	7,972,692	5,473,027	5,629,216
Net realized foreign exchange gain (loss)	—	—	500	2,730
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(2,130,635)	(1,947,849)	3,050,736	1,729,319

Net Increase (Decrease) in Net Assets Resulting from Operations	1,421,548	6,189,218	8,183,682	6,986,442

Capital Share Transactions (1):
Shares issued	7,102,432	15,130,700	5,257,461	19,198,108
Shares redeemed	(3,235,920)	(10,957,501)	(15,169,734)	(13,045,724)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,866,512	4,173,199	(9,912,273)	6,152,384

Total Increase (Decrease)	5,288,060	10,362,417	(1,728,591)	13,138,826

Net Assets:
Beginning of period	73,906,181	63,543,764	102,677,812	89,538,986

End of Period	$79,194,241	$73,906,181	$100,949,221	$102,677,812

Undistributed net investment income (loss)	$(2,346)	$—	$(330,651)	$9,930
(1) Shares Issued and Redeemed:
Shares issued	333,254	766,363	174,685	712,727
Shares redeemed	(151,225)	(552,938)	(501,487)	(494,815)

	182,029	213,425	(326,802)	217,912

	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$729,057	$1,499,005	$228,920	$402,087
Net realized gains (loss) from investment transactions	11,193,522	26,230,747	2,891,812	3,535,773
Net realized gains (loss) on futures contracts	—	—	52,587	68,644
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(6,054,487)	(10,946,357)	(292,759)	(1,132,942)
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	(11,334)	(28,446)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,868,092	16,783,395	2,869,226	2,845,116

Capital Share Transactions (1):
Shares issued	6,305,540	18,418,878	3,574,801	13,342,287
Shares redeemed	(11,375,850)	(27,846,882)	(3,115,897)	(14,389,640)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,070,310)	(9,428,004)	458,904	(1,047,353)

Total Increase (Decrease)	797,782	7,355,391	3,328,130	1,797,763

Net Assets:
Beginning of period	246,126,962	238,771,571	66,657,986	64,860,223

End of Period	$246,924,744	$246,126,962	$69,986,116	$66,657,986

Undistributed net investment income (loss)	$729,057	$—	$220,510	$(8,410)
(1) Shares Issued and Redeemed:
Shares issued	222,059	697,324	198,609	802,724
Shares redeemed	(400,474)	(1,043,954)	(173,354)	(855,991)

	(178,415)	(346,630)	25,255	(53,267)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,630,787	$2,616,716	$3,694,787	$4,424,500
Net realized gains (loss) from investment transactions	(32,454)	(713,770)	2,862,438	16,064,701
Net realized gains (loss) on futures contracts	243,850	57,250	—	—
Net realized foreign exchange gain (loss)	(32,476)	(50,638)	(177,517)	(422,883)
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	4,121,677	(7,995,123)	4,200,891	(8,483,026)
Net change in unrealized appreciation (depreciation) of futures contracts	(24,920)	(130,031)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	5,906,464	(6,215,596)	10,580,599	11,563,292

Capital Share Transactions (1):
Shares issued	6,036,010	21,421,254	9,272,788	30,353,335
Shares redeemed	(7,510,426)	(16,928,155)	(15,313,942)	(39,206,826)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,474,416)	4,493,099	(6,041,154)	(8,853,491)

Total Increase (Decrease)	4,432,048	(1,722,497)	4,539,445	2,709,801

Net Assets:
Beginning of period	101,510,242	103,232,739	380,898,494	378,188,693

End of Period	$105,942,290	$101,510,242	$385,437,939	$380,898,494

Undistributed net investment income (loss)	$615,932	$(1,014,855)	$(3,872,685)	$(7,567,472)
(1) Shares Issued and Redeemed:
Shares issued	487,328	1,771,528	382,524	1,292,836
Shares redeemed	(618,646)	(1,380,264)	(631,907)	(1,655,055)

	(131,318)	391,264	(249,383)	(362,219)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$569,265	$304,466	$1,484,852	$1,813,404
Net realized gains (loss) from investment transactions	(5,891,607)	1,914,161	7,722,849	9,971,688
Net realized foreign exchange gain (loss)	335,217	283,403	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	11,764,445	(10,252,484)	(15,895,402)	21,550,613

Net Increase (Decrease) in Net Assets Resulting from Operations	6,777,320	(7,750,454)	(6,687,701)	33,335,705

Capital Share Transactions (1):
Shares issued	4,648,804	20,116,546	11,652,297	14,877,565
Shares redeemed	(7,755,135)	(18,517,520)	(8,906,429)	(25,642,611)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,106,331)	1,599,026	2,745,868	(10,765,046)

Total Increase (Decrease)	3,670,989	(6,151,428)	(3,941,833)	22,570,659

Net Assets:
Beginning of period	157,027,405	163,178,833	136,860,853	114,290,194

End of Period	$160,698,394	$157,027,405	$132,919,020	$136,860,853

Undistributed net investment income (loss)	$17,575	$(551,690)	$1,484,852	$—
(1) Shares Issued and Redeemed:
Shares issued	411,407	1,781,761	647,397	929,018
Shares redeemed	(686,497)	(1,617,880)	(480,684)	(1,595,302)

	(275,090)	163,881	166,713	(666,284)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(109,492)	$(204,081)	$(405,451)	$(772,032)
Net realized gains (loss) from investment transactions	861,354	912,874	2,636,567	3,441,261
Net change in unrealized appreciation (depreciation) of investments	831,004	3,304,304	3,508,559	12,349,357

Net Increase (Decrease) in Net Assets Resulting from Operations	1,582,866	4,013,097	5,739,675	15,018,586

Capital Share Transactions (1):
Shares issued	4,530,943	10,098,446	7,265,077	25,123,177
Shares redeemed	(4,665,909)	(6,486,215)	(9,227,107)	(20,925,530)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(134,966)	3,612,231	(1,962,030)	4,197,647

Total Increase (Decrease)	1,447,900	7,625,328	3,777,645	19,216,233

Net Assets:
Beginning of period	64,504,556	56,879,228	250,401,616	231,185,383

End of Period	$65,952,456	$64,504,556	$254,179,261	$250,401,616

Undistributed net investment income (loss)	$(109,492)	$—	$(405,451)	$—
(1) Shares Issued and Redeemed:
Shares issued	290,854	692,274	451,236	1,660,078
Shares redeemed	(300,964)	(443,356)	(572,072)	(1,370,185)

	(10,110)	248,918	(120,836)	289,893

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(576,002)	$(1,131,190)	$(178,404)	$(356,665)
Net realized gains (loss) from investment transactions	2,384,877	6,721,209	442,633	3,086,664
Net change in unrealized appreciation (depreciation) of investments	4,869,037	13,918,874	1,285,374	2,798,243

Net Increase (Decrease) in Net Assets Resulting from Operations	6,677,912	19,508,893	1,549,603	5,528,242

Capital Share Transactions (1):
Shares issued	7,251,377	22,589,465	8,351,578	10,959,713
Shares redeemed	(15,217,319)	(28,218,510)	(9,713,161)	(20,271,176)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,965,942)	(5,629,045)	(1,361,583)	(9,311,463)

Total Increase (Decrease)	(1,288,030)	13,879,848	188,020	(3,783,221)

Net Assets:
Beginning of period	364,044,089	350,164,241	107,669,242	111,452,463

End of Period	$362,756,059	$364,044,089	$107,857,262	$107,669,242

Undistributed net investment income (loss)	$(576,002)	$—	$(178,404)	$—
(1) Shares Issued and Redeemed:
Shares issued	492,477	1,612,172	602,657	824,976
Shares redeemed	(1,033,180)	(2,007,711)	(697,837)	(1,512,162)

	(540,703)	(395,539)	(95,180)	(687,186)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/15	Year Ended 12/31/14
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(107,806)	$(226,472)
Net realized gains (loss) from investment transactions	582,197	907,517
Net change in unrealized appreciation (depreciation) of investments	204,013	1,841,534

Net Increase (Decrease) in Net Assets Resulting from Operations	678,404	2,522,579

Capital Share Transactions (1):
Shares issued	3,318,093	13,239,590
Shares redeemed	(4,182,811)	(18,764,183)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(864,718)	(5,524,593)

Total Increase (Decrease)	(186,314)	(3,002,014)
Net Assets:
Beginning of period	65,182,866	68,184,880

End of Period	$64,996,552	$65,182,866

Undistributed net investment income (loss)	$(107,806)	$—
(1) Shares Issued and Redeemed:
Shares issued	257,676	1,061,522
Shares redeemed	(325,309)	(1,497,478)

	(67,633)	(435,956)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from investment operations	—		—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%	#	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,924		$132,731		$124,881		$141,725		$154,213		$139,988

Ratio of net expenses to average net assets	0.20%	*	0.12%		0.16%		0.22%		0.22%		0.33%

Ratio of total expenses to average net assets	0.62%	*	0.57%		0.48%		0.49%		0.49%		0.47%

Ratio of net investment income (loss) to average net assets	0.01%	*	0.01%		0.01%		0.01%		0.01%		0.01%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$11.50		$11.48		$11.49		$11.42		$11.17		$10.76

Income from investment operations:
Net investment income (loss)	0.07		0.08		0.05		0.09		0.13		0.17
Net realized and unrealized gain (loss) on investment transactions	0.03		(0.06)		(0.06)		(0.02)		0.12		0.24

Total from investment operations	0.10		0.02		(0.01)		0.07		0.25		0.41

Net asset value, end of period	$11.60		$11.50		$11.48		$11.49		$11.42		$11.17

Total return [1]	0.87%	#	0.17%		(0.09%	)	0.61%		2.24%		3.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$208,479		$222,062		$243,667		$202,385		$174,290		$152,447

Ratio of total expenses to average net assets	0.72%	*	0.67%		0.57%		0.57%		0.58%		0.58%

Ratio of net investment income (loss) to average net assets	1.18%	*	0.67%		0.60%		0.81%		1.14%		1.56%

Portfolio turnover rate	75%	#	82%		50%		31%		50%		38%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.40		$12.75	$13.14	$12.73	$11.56	$10.90

Income from investment operations:
Net investment income (loss)	0.16		0.26	0.25	0.27	0.32	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.11)		0.39	(0.64)	0.14	0.85	0.38

Total from investment operations	0.05		0.65	(0.39)	0.41	1.17	0.66

Net asset value, end of period	$13.45		$13.40	$12.75	$13.14	$12.73	$11.56

Total return [1]	0.37%	#	5.10%	(2.97% )	3.22%	10.12%	6.06%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$558,008		$559,616	$546,759	$568,400	$477,606	$418,957

Ratio of total expenses to average net assets	0.68%	*	0.64%	0.56%	0.56%	0.57%	0.58%

Ratio of net investment income (loss) to average net assets	2.39%	*	1.95%	1.91%	2.06%	2.62%	2.48%

Portfolio turnover rate	69%	#	135%	47%	32%	44%	69%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.98		$10.78	$9.99	$8.72	$8.46	$7.41

Income (loss) from investment operations:
Net investment income (loss)	0.33		0.62	0.62	0.61	0.62	0.61
Net realized and unrealized gain (loss) on investment transactions	0.06		(0.42)	0.17	0.66	(0.36)	0.44

Total from investment operations	0.39		0.20	0.79	1.27	0.26	1.05

Net asset value, end of period	$11.37		$10.98	$10.78	$9.99	$8.72	$8.46

Total return [1]	3.55%	#	1.86%	7.91%	14.56%	3.07%	14.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$190,913		$194,504	$188,788	$179,720	$141,290	$131,682

Ratio of total expenses to average net assets	0.86%	*	0.85%	0.82%	0.82%	0.83%	0.85%

Ratio of net investment income (loss) to average net assets	5.85%	*	5.58%	5.96%	6.52%	7.16%	7.73%

Portfolio turnover rate	37%	#	56%	68%	69%	58%	61%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$40.04		$35.72	$29.22	$25.46	$24.71	$21.69

Income (loss) from investment operations:
Net investment income (loss)	0.22		0.45	0.34	0.44	0.40	0.35
Net realized and unrealized gain (loss) on investment transactions	1.17		3.87	6.16	3.32	0.35	2.67

Total from investment operations	1.39		4.32	6.50	3.76	0.75	3.02

Net asset value, end of period	$41.43		$40.04	$35.72	$29.22	$25.46	$24.71

Total return [1]	3.47%	#	12.09%	22.25%	14.77%	3.04%	13.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,227,930		$3,074,188	$2,685,504	$2,010,412	$1,655,254	$1,583,104

Ratio of total expenses to average net assets	0.91%	*	0.89%	0.83%	0.84%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	1.09%	*	1.18%	1.04%	1.59%	1.60%	1.55%

Portfolio turnover rate	39%	#	74%	63%	65%	83%	67%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$16.13		$14.71		$12.60		$11.40		$10.80		$9.67

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.03)		(0.02)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.13		1.45		2.14		1.22		0.62		1.15

Total from investment operations	0.11		1.42		2.11		1.20		0.60		1.13

Net asset value, end of period	$16.24		$16.13		$14.71		$12.60		$11.40		$10.80

Total return [1]	0.68%	#	9.65%		16.75%		10.53%		5.56%		11.69%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$79,948		$81,794		$78,642		$71,601		$65,342		$64,311

Ratio of net expenses to average net assets [2]	0.21%	*	0.20%		0.20%		0.19%		0.18%		0.18%

Ratio of total expenses to average net assets [2]	0.21%	*	0.21%		0.22%		0.23%		0.24%		0.24%

Ratio of net investment income (loss) to average net assets	(0.21%	)*	(0.20%	)	(0.20%	)	(0.19%	)	(0.18%	)	(0.18%	)

Portfolio turnover rate	2%	#	8%		16%		15%		17%		18%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012	2011	2010
Net asset value, beginning of period	$27.21		$25.11		$18.05		$15.20	$15.44	$13.22

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.07)		(0.04)		0.01	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.93		2.17		7.10		2.84	(0.21)	2.24

Total from investment operations	1.89		2.10		7.06		2.85	(0.24)	2.22

Net asset value, end of period	$29.10		$27.21		$25.11		$18.05	$15.20	$15.44

Total return [1]	6.95%	#	8.36%		39.11%		18.75%	(1.55% )	16.79%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$299,416		$280,682		$262,358		$210,999	$176,692	$174,372

Ratio of total expenses to average net assets	0.98%	*	0.96%		0.90%		0.91%	0.93%	0.94%

Ratio of net investment income (loss) to average net assets	(0.27%	)*	(0.26%	)	(0.21%	)	0.03%	(0.19% )	(0.18%	)

Portfolio turnover rate	20%	#	38%		36%		35%	33%	43%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012	2011	2010
Net asset value, beginning of period	$13.11		$11.78		$9.57		$8.68	$9.31	$8.28

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.06		0.04		0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.12		1.27		2.17		0.88	(0.61)	1.04

Total from investment operations	0.14		1.33		2.21		0.89	(0.63)	1.03

Net asset value, end of period	$13.25		$13.11		$11.78		$9.57	$8.68	$9.31

Total return [1]	1.07%	#	11.29%		23.09%		10.25%	(6.77% )	12.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,611		$57,663		$54,762		$29,751	$37,465	$33,542

Ratio of net expenses to average net assets	0.89%	*	0.89%		0.90%		0.90%	0.96%	1.00%

Ratio of total expenses to average net assets	0.88%	*	0.90%		0.90%		0.90%	0.96%	1.00%

Ratio of net investment income (loss) to average net assets	0.35%	*	0.47%		0.40%		0.06%	(0.25% )	(0.10%	)

Portfolio turnover rate	18%	*	25%		107%		97%	153%	176%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012	2011	2010
Net asset value, beginning of period	$16.03		$14.88		$10.79		$9.29	$9.78	$8.34

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)		(0.01)		0.02	(0.01)	—
Net realized and unrealized gain (loss) on investment transactions	0.35		1.18		4.10		1.48	(0.48)	1.44

Total from investment operations	0.33		1.15		4.09		1.50	(0.49)	1.44

Net asset value, end of period	$16.36		$16.03		$14.88		$10.79	$9.29	$9.78

Total return [1]	2.06%	#	7.73%		37.91%		16.15%	(5.01% )	17.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$124,106		$125,980		$127,757		$106,053	$100,397	$123,153

Ratio of net expenses to average net assets	0.87%	*	0.87%		0.88%		0.89%	0.90%	0.71%

Ratio of total expenses to average net assets	0.87%	*	0.87%		0.88%		0.89%	0.90%	0.85%

Ratio of net investment income (loss) to average net assets	(0.20%	)*	(0.19%	)	(0.08%	)	0.17%	(0.11% )	(0.01%	)

Portfolio turnover rate	65%	#	83%		109%		105%	115%	115%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.22		$20.86	$15.66	$13.83	$14.47	$12.60

Income (loss) from investment operations:
Net investment income (loss)	0.13		0.30	0.21	0.20	0.18	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.01)		2.06	4.99	1.63	(0.82)	1.76

Total from investment operations	0.12		2.36	5.20	1.83	(0.64)	1.87

Net asset value, end of period	$23.34		$23.22	$20.86	$15.66	$13.83	$14.47

Total return [1]	0.52%	#	11.31%	33.21%	13.23%	(4.42% )	14.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$223,577		$229,080	$217,351	$166,955	$166,056	$167,918

Ratio of total expenses to average net assets	0.92%	*	0.90%	0.87%	0.88%	0.89%	0.89%

Ratio of net investment income (loss) to average net assets	1.16%	*	1.38%	1.16%	1.32%	1.24%	0.86%

Portfolio turnover rate	12%	#	22%	186%	90%	87%	112%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.89		$13.38	$10.31	$8.92	$9.31	$8.43

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.19	0.15	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.02)		1.32	2.92	1.23	(0.53)	0.76

Total from investment operations	0.09		1.51	3.07	1.39	(0.39)	0.88

Net asset value, end of period	$14.98		$14.89	$13.38	$10.31	$8.92	$9.31

Total return [1,2]	0.60%		11.29%	29.78%	15.58%	(4.19% )	10.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$190,574		$192,695	$185,630	$158,589	$143,147	$158.985

Ratio of net expenses to average net assets	0.93%	*	0.91%	0.87%	0.88%	0.89%	0.61%

Ratio of total expenses to average net assets	0.93%	*	0.91%	0.87%	0.88%	0.89%	0.75%

Ratio of net investment income (loss) to average net assets	1.46%	*	1.33%	1.25%	1.64%	1.52%	1.46%

Portfolio turnover rate	42%	#	80%	59%	38%	51%	35%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]

The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.98		$14.11	$10.70	$9.25	$9.09	$7.92

Income (loss) from investment operations:
Net investment income (loss)	0.13		0.24	0.21	0.20	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	0.04		1.63	3.20	1.25	—	1.03

Total from investment operations	0.17		1.87	3.41	1.45	0.16	1.17

Net asset value, end of period	$16.15		$15.98	$14.11	$10.70	$9.25	$9.09

Total return [1]	1.06%	#	13.25%	31.87%	15.68%	1.76%	14.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$440,913		$442,835	$398,537	$312,146	$267,009	$263,724

Ratio of net expenses to average net assets	0.38%	*	0.38%	0.34%	0.34%	0.35%	0.35%

Ratio of total expenses to average net assets	0.38%	*	0.38%	0.34%	0.34%	0.36%	0.36%

Ratio of net investment income (loss) to average net assets	1.65%	*	1.63%	1.72%	1.93%	1.71%	1.68%

Portfolio turnover rate	2%	#	3%	8%	4%	4%	5%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010
Net asset value, beginning of period	$14.88		$13.59		$9.94		$9.37		$10.16	$8.01

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.02)		(0.06)		(0.01)		(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.55		1.31		3.71		0.58		(0.75)	2.16

Total from investment operations	0.52		1.29		3.65		0.57		(0.79)	2.15

Net asset value, end of period	$15.40		$14.88		$13.59		$9.94		$9.37	$10.16

Total return [1]	3.49%	#	9.49%		36.72%		6.08%		(7.78% )	26.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$128,262		$128,486		$120,563		$101,293		$99,083	$107,064

Ratio of total expenses to average net assets	0.98%	*	0.97%		0.99%		1.00%		1.00%	1.00%

Ratio of net investment income (loss) to average net assets	(0.34%	)*	(0.14%	)	(0.49%	)	(0.12%	)	(0.42% )	(0.14%	)

Portfolio turnover rate	19%	#	140%		80%		129%		110%	106%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010
Net asset value, beginning of period	$21.04		$18.51		$13.59		$11.80		$12.59	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.17		0.19		0.19		0.09	0.08
Net realized and unrealized gain (loss) on investment transactions	0.55		2.36		4.73		1.60		(0.88)	2.50

Total from investment operations	0.64		2.53		4.92		1.79		(0.79)	2.58

Net asset value, end of period	$21.68		$21.04		$18.51		$13.59		$11.80	$12.59

Total return [1]	3.04%	#	13.67%		36.20%		15.17%		(6.27% )	25.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$189,750		$185,293		$172,994		$124,651		$97,048	$119,231

Ratio of total expenses to average net assets	0.80%	*	0.81%		0.82%		0.84%		0.84%	0.84%

Ratio of net investment income (loss) to average net assets	0.80%	*	0.86%		1.21%		1.49%		0.70%	0.71%

Portfolio turnover rate	21%	#	32%		43%		43%		106%	37%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.84		$15.33	$11.87	$10.37	$10.75	$8.57

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.21	0.14	0.08	0.03	0.05
Net realized and unrealized gain (loss) on investment transactions	0.02		2.30	3.32	1.42	(0.41)	2.13

Total from investment operations	0.12		2.51	3.46	1.50	(0.38)	2.18

Net asset value, end of period	$17.96		$17.84	$15.33	$11.87	$10.37	$10.75

Total return [1]	0.67%	#	16.37%	29.15%	14.46%	(3.53% )	25.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$87,458		$90,229	$71,874	$57,168	$60,179	$52,723

Ratio of total expenses to average net assets	1.06%	*	1.05%	1.08%	1.08%	1.08%	1.11%

Ratio of net investment income (loss) to average net assets	1.10%	*	1.27%	0.97%	0.68%	0.29%	0.49%

Portfolio turnover rate	35%	#	69%	166%	75%	51%	75%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010
Net asset value, beginning of period	$19.76		$19.64		$13.75		$11.92		$12.51	$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.15)		(0.10)		(0.06)		(0.09)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.97		0.27		5.99		1.89		(0.50)	2.54

Total from investment operations	1.90		0.12		5.89		1.83		(0.59)	2.50

Net asset value, end of period	$21.66		$19.76		$19.64		$13.75		$11.92	$12.51

Total return [1]	9.62%	#	0.61%		42.84%		15.35%		(4.72% )	24.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$66,773		$55,602		$63,627		$40,578		$26,996	$25,263

Ratio of net expenses to average net assets	1.07%	*	1.06%		1.05%		1.05%		1.05%	1.05%

Ratio of total expenses to average net assets	1.07%	*	1.06%		1.07%		1.12%		1.13%	1.23%

Ratio of net investment income (loss) to average net assets	(0.72%	)*	(0.81%	)	(0.61%	)	(0.46%	)	(0.77% )	(0.36%	)

Portfolio turnover rate	54%	#	89%		90%		95%		160%	95%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.91		$19.14	$13.87	$11.66	$12.56	$9.90

Income (loss) from investment operations:
Net investment income (loss)	—		0.05	0.07	0.07	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	0.40		1.72	5.20	2.14	(0.93)	2.64

Total from investment operations	0.40		1.77	5.27	2.21	(0.90)	2.66

Net asset value, end of period	$21.31		$20.91	$19.14	$13.87	$11.66	$12.56

Total return [1]	1.91%	#	9.25%	38.00%	18.95%	(7.17% )	26.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$79,194		$73,906	$63,544	$43,575	$32,949	$26,766

Ratio of net expenses to average net assets	1.23%	*	1.20%	1.14%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.23%	*	1.24%	1.25%	1.27%	1.31%	1.36%

Ratio of net investment income (loss) to average net assets	(0.01%	)*	0.24%	0.41%	0.51%	0.27%	0.22%

Portfolio turnover rate	20%	#	51%	58%	52%	69%	81%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010
Net asset value, beginning of period	$28.47		$26.42		$19.20		$18.16		$20.43	$17.15

Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.11)		(0.11)		(0.18)		(0.15)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	2.41		2.16		7.33		1.22		(2.12)	3.36

Total from investment operations	2.31		2.05		7.22		1.04		(2.27)	3.28

Net asset value, end of period	$30.78		$28.47		$26.42		$19.20		$18.16	$20.43

Total return [1]	8.11%	#	7.76%		37.60%		5.73%		(11.11% )	19.13%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,949		$102,678		$89,539		$77,720		$78,447	$88,184

Ratio of total expenses to average net assets	1.02%	*	1.02%		1.07%		1.10%		1.08%	1.08%

Ratio of net investment income (loss) to average net assets	(0.65%	)*	(0.42%	)	(0.50%	)	(0.92%	)	(0.71% )	(0.45%	)

Portfolio turnover rate	11%	#	33%		143%		103%		125%	125%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$28.03		$26.16	$18.83	$16.21	$16.07	$12.68

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.19	0.10	0.24	0.08	0.11
Net realized and unrealized gain (loss) on investment transactions	0.59		1.68	7.23	2.38	0.06	3.28

Total from investment operations	0.67		1.87	7.33	2.62	0.14	3.39

Net asset value, end of period	$28.70		$28.03	$26.16	$18.83	$16.21	$16.07

Total return [1]	2.39%	#	7.15%	38.93%	16.16%	0.87%	26.74%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$246,925		$246,127	$238,772	$175,841	$159,365	$163,354

Ratio of total expenses to average net assets	0.99%	*	1.03%	1.14%	1.15%	1.15%	1.15%

Ratio of net investment income (loss) to average net assets	0.60%	*	0.70%	0.46%	1.36%	0.51%	0.80%

Portfolio turnover rate	21%	#	45%	59%	50%	47%	49%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.59		$16.88	$12.22	$10.58	$11.08	$8.78

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.12	0.10	0.16	0.08	0.08
Net realized and unrealized gain (loss) on investment transactions	0.69		0.59	4.56	1.48	(0.58)	2.22

Total from investment operations	0.75		0.71	4.66	1.64	(0.50)	2.30

Net asset value, end of period	$18.34		$17.59	$16.88	$12.22	$10.58	$11.08

Total return [1]	4.26%	#	4.21%	38.13%	15.50%	(4.51% )	26.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$69,986		$66,658	$64,860	$42,443	$29,202	$23,950

Ratio of net expenses to average net assets	0.69%	*	0.64%	0.55%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.69%	*	0.69%	0.71%	0.70%	0.91%	1.30%

Ratio of net investment income (loss) to average net assets	0.67%	*	0.72%	0.71%	1.42%	0.70%	0.89%

Portfolio turnover rate	11%	#	20%	17%	18%	18%	56%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.54		$12.29	$10.15	$8.59	$9.83	$9.15

Income (loss) from investment operations:
Net investment income (loss)	0.19		0.30	0.28	0.25	0.27	0.20
Net realized and unrealized gain (loss) on investment transactions	0.50		(1.05)	1.86	1.31	(1.51)	0.48

Total from investment operations	0.69		(0.75)	2.14	1.56	(1.24)	0.68

Net asset value, end of period	$12.23		$11.54	$12.29	$10.15	$8.59	$9.83

Total return [1]	5.98%	#	(6.10% )	21.08%	18.16%	(12.61% )	7.43%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$105,942		$101,510	$103,233	$89,786	$61,858	$55,800

Ratio of net expenses to average net assets	0.82%	*	0.75%	0.59%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets	0.82%	*	0.82%	0.92%	1.00%	1.01%	1.21%

Ratio of net investment income (loss) to average net assets	3.10%	*	2.47%	2.50%	2.73%	2.80%	2.27%

Portfolio turnover rate	1%	#	7%	9%	2%	1%	6%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.39		$22.72	$21.44	$17.71	$17.55	$15.80

Income (loss) from investment operations:
Net investment income (loss)	0.23		0.27	0.24	0.25	0.35	0.29
Net realized and unrealized gain (loss) on investment transactions	0.42		0.40	1.04	3.48	(0.19)	1.46

Total from investment operations	0.65		0.67	1.28	3.73	0.16	1.75

Net asset value, end of period	$24.04		$23.39	$22.72	$21.44	$17.71	$17.55

Total return [1]	2.78%	#	2.95%	5.97%	21.06%	0.91%	11.08%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$385,438		$380,898	$378,189	$348,599	$309,920	$320,108

Ratio of total expenses to average net assets	1.15%	*	1.15%	1.17%	1.17%	1.20%	1.24%

Ratio of net investment income (loss) to average net assets	1.90%	*	1.14%	1.09%	1.30%	1.95%	1.77%

Portfolio turnover rate	10%	#	31%	34%	43%	30%	34%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.84		$11.40	$11.53	$9.64	$11.82	$9.92

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.02	0.03	0.03	0.07	0.02
Net realized and unrealized gain (loss) on investment transactions	0.43		(0.58)	(0.16)	1.86	(2.25)	1.88

Total from investment operations	0.47		(0.56)	(0.13)	1.89	(2.18)	1.90

Net asset value, end of period	$11.31		$10.84	$11.40	$11.53	$9.64	$11.82

Total return [1]	4.34%	#	(4.91% )	(1.13% )	19.61%	(18.44% )	19.15%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$160,698		$157,027	$163,179	$152,858	$121,066	$141,853

Ratio of net expenses to average net assets	1.78%	*	1.75%	1.68%	1.68%	1.68%	1.62%

Ratio of total expenses to average net assets	1.68%	*	1.69%	1.82%	1.72%	1.91%	2.07%

Ratio of net investment income (loss) to average net assets	0.71%	*	0.19%	0.25%	0.31%	0.63%	0.21%

Portfolio turnover rate	20%	#	42%	48%	47%	60%	62%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011 [2]	2010
Net asset value, beginning of period	$18.01		$13.83	$13.41	$11.56	$10.80	$8.63

Income (loss) from investment operations:
Net investment income (loss)	0.20		0.23	0.18	0.16	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	(1.09)		3.95	0.24	1.69	0.64	2.05

Total from investment operations	(0.89)		4.18	0.42	1.85	0.76	2.17

Net asset value, end of period	$17.12		$18.01	$13.83	$13.41	$11.56	$10.80

Total return [1]	(4.94%	)#	30.22%	3.13%	16.00%	7.04%	25.14%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,919		$136,861	$114,290	$98,146	$76,346	$68,420

Ratio of total expenses to average net assets	0.97%	*	0.97%	0.99%	1.01%	1.00%	1.01%

Ratio of net investment income (loss) to average net assets	2.13%	*	1.43%	1.35%	1.27%	1.09%	1.26%

Portfolio turnover rate	33%	#	54%	69%	85%	144%	180%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010
Net asset value, beginning of period	$15.12		$14.16		$11.56		$10.01		$10.39	$8.96

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.05)		(0.04)		(0.04)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.41		1.01		2.64		1.59		(0.35)	1.46

Total from investment operations	0.38		0.96		2.60		1.55		(0.38)	1.43

Net asset value, end of period	$15.50		$15.12		$14.16		$11.56		$10.01	$10.39

Total return [1]	2.51%	#	6.78%		22.49%		15.48%		(3.66% )	15.96%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,952		$64,505		$56,879		$41,234		$28,182	$24,256

Ratio of net expenses to average net assets [2]	0.34%	*	0.34%		0.33%		0.33%		0.33%	0.33%

Ratio of total expenses to average net assets [2]	0.34%	*	0.34%		0.33%		0.35%		0.38%	0.40%

Ratio of net investment income (loss) to average net assets	(0.34%	)*	(0.34%	)	(0.33%	)	(0.33%	)	(0.33% )	(0.33%	)

Portfolio turnover rate	12%	#	20%		30%		24%		29%	28%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011	2010
Net asset value, beginning of period	$15.73		$14.80		$12.42		$10.93		$11.13	$9.72

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.05)		(0.04)		(0.04)		(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.39		0.98		2.42		1.53		(0.16)	1.44

Total from investment operations	0.36		0.93		2.38		1.49		(0.20)	1.41

Net asset value, end of period	$16.09		$15.73		$14.80		$12.42		$10.93	$11.13

Total return [1]	2.29%	#	6.28%		19.16%		13.63%		(1.80% )	14.51%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$254,179		$250,402		$231,185		$179,229		$134,968	$119,284

Ratio of total expenses to average net assets [2]	0.32%	*	0.32%		0.31%		0.32%		0.32%	0.33%

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.32%	)	(0.31%	)	(0.32%	)	(0.32% )	(0.33%	)

Portfolio turnover rate	7%	#	17%		23%		25%		30%	26%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$14.44		$13.67		$11.98		$10.80		$10.73		$9.56

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.04)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.28		0.81		1.73		1.22		0.10		1.20

Total from investment operations	0.26		0.77		1.69		1.18		0.07		1.17

Net asset value, end of period	$14.70		$14.44		$13.67		$11.98		$10.80		$10.73

Total return [1]	1.80%	#	5.63%		14.11%		10.93%		0.65%		12.24%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$362,756		$364,044		$350,164		$290,951		$224,256		$199,732

Ratio of total expenses to average net assets [2]	0.32%	*	0.31%		0.31%		0.31%		0.32%		0.32%

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.31%	)	(0.31%	)	(0.31%	)	(0.32%	)	(0.32%	)

Portfolio turnover rate	5%	#	17%		20%		20%		26%		22%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$13.63		$12.98		$11.87		$10.96		$10.67		$9.75

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.21		0.69		1.15		0.95		0.33		0.95

Total from investment operations	0.19		0.65		1.11		0.91		0.29		0.92

Net asset value, end of period	$13.82		$13.63		$12.98		$11.87		$10.96		$10.67

Total return [1]	1.39%	#	5.01%		9.35%		8.30%		2.72%		9.32%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,857		$107,669		$111,452		$96,028		$89,677		$72,839

Ratio of net expenses to average net assets [2]	0.33%	*	0.32%		0.32%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.33%	*	0.32%		0.32%		0.33%		0.33%		0.34%

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.32%	)	(0.32%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	9%	#	20%		28%		37%		30%		35%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2015 Unaudited		Year Ended December 31,
			2014		2013		2012		2011		2010
Net asset value, beginning of period	$12.72		$12.26		$11.74		$11.13		$10.71		$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.15		0.50		0.56		0.65		0.46		0.73

Total from investment operations	0.13		0.46		0.52		0.61		0.42		0.70

Net asset value, end of period	$12.85		$12.72		$12.26		$11.74		$11.13		$10.71

Total return [1]	1.02%	#	3.75%		4.43%		5.48%		3.92%		6.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,997		$65,183		$68,185		$70,604		$63,096		$45,528

Ratio of net expenses to average net assets [2]	0.34%	*	0.33%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.34%	*	0.33%		0.33%		0.33%		0.34%		0.35%

Ratio of net investment income (loss) to average net assets	(0.34%	)*	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	8%	#	26%		38%		44%		39%		46%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities values according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors. The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Penn Mutual Asset Management, Inc. (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six months ended June 30, 2015, if any, are shown as notes on the Schedule of Investments of the individual fund.

Significant Level 3 items at June 30, 2015 consist of $2,738,216 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

New Accounting Pronouncement — In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Funds for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2014 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2014, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Effective January 1, 2015, Independence Capital Management, Inc., the investment adviser to each series of Penn Series Funds, Inc., changed its name to Penn Mutual Asset Management, Inc. (“PMAM”). With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%
SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.	1.18% of the first $2,500,000,000; 1.00% over $2,500,000,000.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate services agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of June 30, 2015, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018
Money Market Fund	$122,590	$176,604	$220,934	$57,124
Large Cap Growth Fund	—	—	1,607	—
Balanced Fund	22,964	20,510	7,278	—

During the six months ended June 30, 2015, previously waived advisory fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administration fees on the statement of operations and are as follows:

Large Cap Growth Fund	$1,831

As of June 30, 2015, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018
Money Market Fund	$262,764	$247,479	$388,671	$193,851
SMID Cap Growth Fund	23,866	10,433	3,212	—
SMID Cap Value Fund	49,667	61,894	22,348	—
Small Cap Index Fund	54,153	85,442	31,741	—
Developed International Index Fund	302,369	329,477	72,559	—
Emerging Markets Equity Fund	21,842	61,004	—	—
Aggressive Allocation Fund	6,330	2,362	179	—
Conservative Allocation Fund	2,344	31	88	—

During the six months ended June 30, 2015, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Emerging Markets Equity Fund	$82,846

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Total fees of $162,750 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2015. Director’s who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2015 are as follows:

Money Market Fund	$7,986,008
Limited Maturity Bond Fund	46,915,754
Quality Bond Fund	40,120,682
High Yield Bond Fund	5,130,551
Flexibly Managed Fund	64,853,544
Large Growth Stock Fund	41,999,767
Index 500 Fund	20,308,544
Mid Cap Growth Fund	5,259,324
Mid Core Value Fund	5,018,651
SMID Cap Growth Fund	5,303,050
SMID Cap Value Fund	5,210,511
Small Cap Growth Fund	4,415,940
Small Cap Value Fund	8,875,007
International Equity Fund	19,526,779
Large Core Value Fund	31,193,790
Emerging Markets Equity Fund	3,336,246
Small Cap Index Fund	3,550,531
Developed International Index Fund	2,932,853

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2015 were as follows:

Large Growth Stock Fund	$60
Small Cap Value Fund	1,133
Emerging Markets Equity Fund	3,280

A Summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended June 30, 2015 is as follows:

Balanced Fund	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Quality Bond Fund	$32,591,121	$31,824,212	$896,571	$1,798,201	$—
Penn Series Index 500 Fund	48,886,682	47,736,317	1,076,244	2,749,618	—

	$81,477,803	$79,560,529	$1,972,815	$4,547,819	$—

Aggressive Allocation Fund	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Quality Bond Fund	$2,584,241	$1,968,268	$203,999	$829,284	$—
Penn Series Flexibly Managed Fund	2,583,596	3,280,447	809,056	200,436	—
Penn Series Large Growth Stock Fund	2,584,241	2,624,358	171,024	306,877	—
Penn Series Large Cap Growth Fund	2,584,241	2,624,358	211,374	198,521	—
Penn Series Large Core Growth Fund	646,060	656,089	47,236	50,526	—
Penn Series Large Cap Value Fund	6,460,603	6,560,894	639,749	573,703	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Aggressive Allocation Fund (continued)	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Large Core Value Fund	$3,230,302	$3,280,447	$280,223	$248,151	$—
Penn Series Index 500 Fund	3,876,362	3,280,447	332,490	968,758	—
Penn Series Mid Cap Growth Fund	2,584,241	2,624,358	178,794	227,320	—
Penn Series Mid Cap Value Fund	3,230,301	3,936,537	926,848	317,401	—
Penn Series Mid Core Value Fund	2,584,241	3,280,447	878,899	199,223	—
Penn Series SMID Cap Growth Fund	1,938,181	1,312,179	97,345	884,729	—
Penn Series SMID Cap Value Fund	3,230,302	3,280,447	247,388	256,459	—
Penn Series Small Cap Growth Fund	1,936,820	1,968,269	731,135	863,195	—
Penn Series Small Cap Value Fund	2,584,241	2,624,358	179,474	198,521	—
Penn Series Small Cap Index Fund	646,060	656,089	42,756	59,475	—
Penn Series Developed International Index Fund	5,168,482	5,248,716	342,047	561,392	—
Penn Series International Equity Fund	9,044,844	9,185,252	653,862	756,452	—
Penn Series Emerging Markets Equity Fund	4,522,422	4,592,626	302,105	420,577	—
Penn Series Real Estate Securities Fund	2,584,241	2,624,358	412,825	255,066	—

	$64,604,022	$65,608,944	$7,688,629	$8,376,066	$—

Moderately Aggressive Allocation Fund	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Limited Maturity Bond Fund	$9,965,445	$7,574,292	$458,160	$2,936,445	$—
Penn Series Quality Bond Fund	29,896,336	30,297,170	1,361,817	1,070,426	—
Penn Series High Yield Bond Fund	7,474,084	7,567,637	183,494	355,875	—
Penn Series Flexibly Managed Fund	9,962,957	12,623,821	2,701,398	385,848	—
Penn Series Large Growth Stock Fund	7,474,084	10,099,057	2,515,069	429,601	—
Penn Series Large Cap Growth Fund	7,474,084	7,574,292	287,621	267,607	—
Penn Series Large Core Growth Fund	2,491,361	2,524,764	79,198	97,211	—
Penn Series Large Cap Value Fund	22,422,252	20,198,113	1,255,487	3,601,827	—
Penn Series Large Core Value Fund	9,965,445	10,099,057	429,855	356,810	—
Penn Series Index 500 Fund	14,948,168	12,623,821	341,610	2,821,361	—
Penn Series Mid Cap Growth Fund	7,474,084	7,574,292	207,756	369,034	—
Penn Series Mid Cap Value Find	12,456,806	12,623,821	527,053	745,989	—
Penn Series Mid Core Value Fund	9,965,445	10,099,057	424,152	356,810	—
Penn Series SMID Cap Growth Fund	4,982,723	7,574,292	2,486,471	366,549	—
Penn Series SMID Cap Value Fund	7,474,084	10,099,057	2,790,009.00	308,348.00	—
Penn Series Small Cap Growth Fund	7,468,837	5,049,528	183,493	3,201,866	—
Penn Series Small Cap Value Fund	7,474,084	7,574,293	208,848	286,200	—
Penn Series Small Cap Index Fund	4,982,722	5,049,528	122,329	266,559	—
Penn Series Developed International Index Fund	17,439,529	17,673,349	428,153	1,239,334	—
Penn Series Emerging Markets Equity Fund	12,456,807	12,623,821	305,824	681,278	—
Penn Series International Equity Fund	27,404,974	27,772,405	778,250	1,181,625	—
Penn Series Real Estate Securities Fund	7,474,084	7,574,292	901,836	455,042	—

	$249,128,395	$252,469,759	$18,977,883	$21,781,645	$—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Moderate Allocation Fund	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Money Market Fund	$7,260,351	$7,234,507	$303,514	$329,358	$356
Penn Series Limited Maturity Bond Fund	25,411,016	25,320,566	930,663	1,240,564	—
Penn Series Quality Bond Fund	87,123,486	90,430,595	6,773,846	3,753,912	—
Penn Series High Yield Bond Fund	18,150,726	14,456,181	308,339	4,617,011	—
Penn Series Flexibly Managed Fund	21,775,433	21,703,343	407,294	1,228,895	—
Penn Series Large Growth Stock Fund	7,260,290	7,234,447	135,765	660,116	—
Penn Series Large Cap Growth Fund	10,890,436	10,851,671	305,520	460,105	—
Penn Series Large Cap Value Fund	21,780,871	21,703,343	1,016,531	1,208,121	—
Penn Series Large Core Value Fund	10,890,436	10,851,671	354,975	460,105	—
Penn Series Index 500 Fund	18,150,726	18,086,119	602,291	859,335	—
Penn Series Mid Cap Growth Fund	7,260,290	7,234,448	150,619	428,777	—
Penn Series Mid Cap Value Find	10,890,436	10,851,671	381,211	756,212	—
Penn Series Mid Core Value Fund	10,890,436	10,851,671	348,504	460,105	—
Penn Series SMID Cap Growth Fund	3,630,145	7,234,447	3,565,890	301,947	—
Penn Series SMID Cap Value Fund	10,890,436	10,851,671	305,798	552,094	—
Penn Series Small Cap Growth Fund	7,255,194	3,617,224	135,765	4,350,309	—
Penn Series Small Cap Value Fund	7,260,291	7,234,448	151,125	347,667	—
Penn Series Small Cap Index Fund	7,260,290	7,234,448	135,765	466,328	—
Penn Series Developed International Index Fund	18,150,726	18,086,119	339,411	1,482,892	—
Penn Series International Equity Fund	32,671,307	32,555,014	623,937	1,651,989	—
Penn Series Emerging Markets Equity Fund	10,890,436	10,851,672	203,647	711,966	—
Penn Series Real Estate Securities Fund	7,260,290	7,234,448	813,651	514,494	—

	$363,004,048	$361,709,724	$18,294,061	$26,842,302	$356

Moderately Conservative Allocation Fund	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Money Market Fund	$2,139,849	$2,143,379	$203,495.00	$199,965.00	$107
Penn Series Limited Maturity Bond Fund	17,118,652	16,075,208	1,266,700.00	2,459,042.00	—
Penn Series Quality Bond Fund	35,307,220	36,437,139	4,237,044.00	3,230,002.00	—
Penn Series High Yield Bond Fund	6,419,494	6,424,433	480,624.00	707,449.00	—
Penn Series Flexibly Managed Fund	7,487,540	7,501,764	560,727.00	807,558.00	—
Penn Series Large Growth Stock Fund	1,069,916	1,071,681	80,104.00	152,647.00	—
Penn Series Large Cap Growth Fund	2,139,831	2,143,361	171,927.00	191,301.00	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Moderately Conservative Allocation Fund (continued)	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Large Cap Value Fund	$5,349,579	$5,358,403	$536,992.00	$558,659.00	$—
Penn Series Large Core Value Fund	2,139,831	2,143,361	180,697.00	191,302.00	—
Penn Series Index 500 Fund	3,209,747	3,215,042	278,675.00	308,765.00	—
Penn Series Mid Cap Value Find	3,209,747	3,215,042	289,613.00	386,509.00	—
Penn Series Mid Core Value Fund	2,139,831	2,143,361	179,754.00	191,301.00	—
Penn Series SMID Cap Growth Fund	1,069,916	1,071,680	80,104.00	180,333.00	—
Penn Series SMID Cap Value Fund	2,139,831	2,143,361	178,068.00	217,183.00	—
Penn Series Small Cap Growth Fund	1,069,165	1,071,680	80,104.00	163,750.00	—
Penn Series Small Cap Value Fund	1,069,916	1,071,680	81,340.00	105,752.00	—
Penn Series Small Cap Index Fund*	1,069,916	1,071,680	80,105.00	124,277.00	—
Penn Series Developed International Index Fund	4,279,663	4,286,722	320,416.00	575,130.00	—
Penn Series International Equity Fund	5,349,579	5,358,403	400,521.00	547,193.00	—
Penn Series Emerging Markets Equity Fund	1,069,916	1,071,680	80,105.00	127,033.00	—
Penn Series Real Estate Securities Fund	2,139,832	2,143,361	363,378.00	259,896.00	—

	$106,988,971	$107,162,421	$10,130,493	$11,685,047	$107

Conservative Allocation Fund	Total Value at 12/31/14	Total Value at 06/30/15	Purchases	Sales Proceeds	Dividend Income
Penn Series Money Market Fund	$3,852,277	$3,838,225	$247,491.00	$261,543.00	$186
Penn Series Limited Maturity Bond Fund	14,124,897	13,433,679	658,347.00	1,467,279.00	—
Penn Series Quality Bond Fund	26,323,672	27,507,057	2,817,607.00	1,724,952.00	—
Penn Series High Yield Bond Fund	5,136,326	4,473,959	224,205.00	1,060,880.00	—
Penn Series Flexibly Managed Fund	5,135,044	5,117,592	248,081.00	440,064.00	—
Penn Series Large Cap Growth Fund	1,284,081	639,699	58,952.00	716,821.00	—
Penn Series Large Cap Value Fund	1,284,081	1,279,398	88,808.00	99,852.00	—
Penn Series Large Core Value Fund	642,041	1,279,398	674,711.00	41,243.00	—
Penn Series Index 500 Fund	1,284,081	1,279,398	71,621.00	89,750.00	—
Penn Series Mid Cap Value Fund	1,284,082	1,279,398	81,730.00	125,690.00	—
Penn Series Mid Core Value Fund	642,041	639,699	34,706.00	41,243.00	—
Penn Series Developed International Index Fund	1,926,122	1,919,097	93,030.00	212,918.00	—
Penn Series International Equity Fund	1,284,082	1,279,398	62,020.00	102,115.00	—

	$64,202,827	$63,965,997	$5,361,309	$6,384,350	$186

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2015, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$10,861,103	$10,859,785	$151,067,423	$165,409,299
Quality Bond Fund	51,035,041	104,546,936	360,733,667	288,015,151
High Yield Bond Fund	—	—	77,299,141	69,321,924
Flexibly Managed Fund	—	—	1,111,754,094	1,187,235,910
Balanced Fund	—	—	1,972,814	4,547,819
Large Growth Stock Fund	—	—	58,732,218	58,822,774
Large Cap Growth Fund	—	—	10,071,158	10,831,123
Large Core Growth Fund	—	—	81,627,036	86,079,504
Large Cap Value Fund	—	—	26,912,123	34,375,153
Large Core Value Fund	—	—	79,022,008	82,699,079
Index 500 Fund	—	—	6,868,315	8,895,686
Mid Cap Growth Fund	—	—	24,193,065	30,550,553
Mid Cap Value Fund	—	—	37,769,745	48,753,420
Mid Core Value Fund	—	—	30,556,601	34,627,035
SMID Cap Growth Fund	—	—	30,505,493	31,854,446
SMID Cap Value Fund	—	—	14,919,195	17,239,544
Small Cap Growth Fund	—	—	11,052,823	21,034,603
Small Cap Value Fund	—	—	51,289,957	54,297,057
Small Cap Index Fund	—	—	7,659,766	9,654,149
Developed International Index Fund	—	—	3,795,115	630,375
International Equity Fund	—	—	44,922,033	38,394,004
Emerging Markets Equity Fund	—	—	35,867,006	30,923,507
Real Estate Securities Fund	—	—	45,302,620	47,772,168
Aggressive Allocation Fund	—	—	7,688,629	8,376,064
Moderately Aggressive Allocation Fund	—	—	18,977,884	21,781,646
Moderate Allocation Fund	—	—	18,293,763	26,842,301
Moderately Conservative Allocation Fund	—	—	10,130,401	11,685,048
Conservative Allocation Fund	—	—	5,361,154	6,384,351

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2013, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2014, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(1,604,138)	$(648,111)	$2,252,249
Quality Bond Fund	(10,704,702)	(9,419,909)	20,124,611
High Yield Bond Fund	(10,880,376)	(2,074,758)	12,955,134
Flexibly Managed Fund	(33,376,896)	(337,945,561)	371,322,457
Balanced Fund	162,810	(1,709,649)	1,546,839
Large Growth Stock Fund	687,956	(37,821,788)	37,133,832
Large Cap Growth Fund	(347,602)	(2,883,995)	3,231,597
Large Core Growth Fund	241,472	(17,366,381)	17,124,909
Large Cap Value Fund	(4,322,274)	(11,788,214)	16,110,488
Large Core Value Fund	(2,444,387)	(30,222,954)	32,667,341
Index 500 Fund	(6,823,864)	—	6,823,864
Mid Cap Growth Fund	208,455	(29,398,971)	29,190,516
Mid Cap Value Fund	(2,270,591)	(15,268,055)	17,538,646
Mid Core Value Fund	(940,975)	(8,126,683)	9,067,658
SMID Cap Growth Fund	511,199	(7,095,131)	6,583,932
SMID Cap Value Fund	(164,375)	(8,045,055)	8,209,430
Small Cap Growth Fund	382,285	(5,524,503)	5,142,218
Small Cap Value Fund	(1,353,579)	(26,227,380)	27,580,959
Small Cap Index Fund	(401,339)	(3,662,688)	4,064,027
Developed International Index Fund	(3,210,488)	17,360	3,193,128
International Equity Fund	(7,587,667)	(1,507,691)	9,095,358
Emerging Markets Equity Fund	(313,647)	(159,760)	473,407
Real Estate Securities Fund	(1,813,404)	(9,896,125)	11,709,529
Aggressive Allocation Fund	204,081	(928,988)	724,907
Moderately Aggressive Allocation Fund	772,032	(3,445,745)	2,673,713
Moderate Allocation Fund	1,131,190	(6,680,289)	5,549,099
Moderately Conservative Allocation Fund	356,665	(2,988,373)	2,631,708
Conservative Allocation Fund	226,472	(860,568)	634,096

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2014 and 2013 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2014	2013	2014	2013	2014	2013
Money Market Fund	$13,590	$13,151	$—	$—	$13,590	$13,151
Limited Maturity Bond Fund	1,732,444	1,232,810	519,805	116,963	2,252,249	1,349,773
Quality Bond Fund	13,678,658	10,620,923	6,445,953	—	20,124,611	10,620,923
High Yield Bond Fund	12,356,614	10,511,393	598,520	—	12,955,134	10,511,393
Flexibly Managed Fund	117,363,812	84,915,132	253,958,645	119,131,671	371,322,457	204,046,803
Balanced Fund	1,447,124	1,199,143	2,025,883	2,389,021	3,473,007	3,588,164
Large Growth Stock Fund	1,456,751	—	35,677,081	21,798,396	37,133,832	21,798,396
Large Cap Growth Fund	1,359,763	1,866,076	1,871,834	3,328,212	3,231,597	5,194,288
Large Core Growth Fund	446,222	—	16,678,687	—	17,124,909	—
Large Cap Value Fund	7,987,988	2,234,143	8,122,500	9,123,356	16,110,488	11,357,499
Large Core Value Fund	2,444,387	2,238,832	30,222,954	—	32,667,341	2,238,832
Index 500 Fund	6,829,576	6,264,539	—	—	6,829,576	6,264,539
Mid Cap Growth Fund	7,378,374	3,914,693	21,812,142	10,823,453	29,190,516	14,738,146
Mid Cap Value Fund	3,225,211	3,432,768	14,313,536	12,750,505	17,538,747	16,183,273
Mid Core Value Fund	5,488,235	8,755,746	3,579,477	8,567,642	9,067,712	17,323,388
SMID Cap Growth Fund	—	2,323,609	7,095,131	3,428,905	7,095,131	5,752,514
SMID Cap Value Fund	1,251,210	1,352,569	6,958,220	4,600,456	8,209,430	5,953,025
Small Cap Growth Fund	2,658,817	6,994,112	2,483,401	1,367,620	5,142,218	8,361,732
Small Cap Value Fund	6,601,797	9,599,808	20,979,162	23,876,854	27,580,959	33,476,662
Small Cap Index Fund	872,014	990,558	3,192,013	2,166,531	4,064,027	3,157,089
Developed International Index Fund	3,193,128	2,696,745	—	—	3,193,128	2,696,745
International Equity Fund	9,095,358	1,995,068	—	—	9,095,358	1,995,068
Emerging Markets Equity Fund	473,407	436,706	—	—	473,407	436,706
Real Estate Securities Fund	3,376,987	2,872,227	8,332,542	4,261,478	11,709,529	7,133,705
Aggressive Allocation Fund	1,468,137	1,518,146	4,096,219	2,173,443	5,564,356	3,691,589
Moderately Aggressive Allocation Fund	6,147,670	6,245,534	13,387,233	7,996,578	19,534,903	14,242,112
Moderate Allocation Fund	8,627,023	8,991,875	18,454,127	11,787,364	27,081,150	20,779,239
Moderately Conservative Allocation Fund	2,549,865	2,387,676	5,487,908	4,025,299	8,037,773	6,412,975
Conservative Allocation Fund	1,419,532	1,507,391	1,835,238	1,927,247	3,254,770	3,434,638

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Capital loss carryforwards:

At December 31, 2014, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2017	2018	Total
Index 500 Fund	—	$2,434,673	$2,34,673
International Equity Fund	—	5,284,998	5,284,998
Emerging Markets Equity Fund	$4,867,907	—	4,867,907

At December 31, 2014, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Developed International Index Fund	$95,284	$2,279,288

During the year ended December 31, 2014, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Quality Bond Fund	$59,064
High Yield Bond Fund	1,637,923
Large Core Growth Fund	4,474,445
Large Core Value Fund	6,328,176
Index 500 Fund	8,491,570
International Equity Fund	10,790,373
Emerging Markets Equity Fund	3,207,765

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2015:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Bond Fund	—	$113,699
Quality Bond Fund	—	333,381
High Yield Bond Fund	—	1,404,145
SMID Cap Value Fund	$32,915	144,843
Developed International Index Fund	92,582	248,991
International Equity Fund	—	—
Emerging Markets Equity Fund	—	1,076,313

Tax cost of securities:

At June 30, 2015, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2015 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$107,149,367	—	—	—
Limited Maturity Bond Fund	208,173,942	$401,019	$(1,026,956)	$(625,937)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$107,149,367	—	—	—
Limited Maturity Bond Fund	208,173,942	$401,019	$(1,026,956)	$(625,937)
Quality Bond Fund	568,517,545	6,519,575	(8,509,657)	(1,990,082)
High Yield Bond Fund	191,978,742	2,982,087	(5,228,422)	(2,246,335)
Flexibly Managed Fund	2,837,081,700	432,684,702	(29,376,201)	403,308,501
Balanced Fund	50,977,855	32,718,563	(3,855,088)	28,863,475
Large Growth Stock Fund	204,778,389	99,713,343	(2,975,346)	96,737,997
Large Cap Growth Fund	48,396,749	9,604,698	(695,528)	8,909,170
Large Core Growth Fund	100,234,396	29,018,637	(1,629,332)	27,389,305
Large Cap Value Fund	190,934,135	44,635,651	(8,350,330)	36,285,321
Large Core Value Fund	167,437,438	24,902,561	(3,214,701)	21,687,859
Index 500 Fund	271,032,640	188,947,377	(17,989,163)	170,958,214
Mid Cap Growth Fund	118,257,414	19,994,116	(9,606,288)	10,387,828
Mid Cap Value Fund	160,415,984	33,874,669	(6,911,795)	26,962,874
Mid Core Value Fund	81,972,465	6,675,745	(3,051,610)	3,624,135
SMID Cap Growth Fund	48,259,842	13,278,930	(1,296,191)	11,982,739
SMID Cap Value Fund	64,718,579	14,766,998	(2,257,480)	12,509,518
Small Cap Growth Fund	80,961,182	26,662,630	(3,329,732)	23,332,898
Small Cap Value Fund	201,623,839	52,336,579	(7,554,345)	44,782,234
Small Cap Index Fund	51,370,254	22,945,002	(4,061,771)	18,883,231
Developed International Index Fund	84,342,723	27,299,694	(6,036,456)	21,263,238
International Equity Fund	308,819,938	85,730,255	(9,140,144)	76,590,111
Emerging Markets Equity Fund	134,046,844	36,340,708	(9,264,569)	27,076,139
Real Estate Securities Fund	120,449,021	11,413,418	(3,610,725)	7,802,693
Aggressive Allocation Fund	43,473,225	22,943,206	(438,542)	22,504,664
Moderately Aggressive Allocation Fund	166,215,394	89,496,212	(2,140,108)	87,356,104
Moderate Allocation Fund	253,362,647	111,169,617	(1,642,301)	109,527,316
Moderately Conservative Allocation Fund	79,986,577	28,505,230	(687,232)	27,817,998
Conservative Allocation Fund	52,761,534	12,932,359	(410,180)	12,522,179

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2015. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2015 were as follows:

Fund	Type	Futures Contact	Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Limited Maturity Bond Fund	Buy/Long	US Treasury Note	9/15/2015	50	2,000	$109	$9,375
Limited Maturity Bond Fund	Buy/Long	US Treasury Note	9/15/2015	100	2,000	109	15,625
Limited Maturity Bond Fund	Buy/Long	US Treasury Note	9/15/2015	160	2,000	109	121,090
Limited Maturity Bond Fund	Buy/Long	US Treasury Note	9/15/2015	50	2,000	109	14,062
Limited Maturity Bond Fund	Buy/Long	US Treasury Note	9/15/2015	50	2,000	109	15,625
Limited Maturity Bond Fund	Sell/Short	US Treasury Note	9/15/2015	(60)	1,000	119	(50,156)
Limited Maturity Bond Fund	Sell/Short	US Treasury Note	9/15/2015	(30)	1,000	119	(17,578)
Limited Maturity Bond Fund	Sell/Short	US Treasury Note	9/15/2015	(20)	1,000	126	22,031
Quality Bond Fund	Buy/Long	US Treasury Note	9/15/2015	60	1,000	119	(6,562)
Quality Bond Fund	Buy/Long	US Treasury Note	9/15/2015	100	2,000	109	31,250
Quality Bond Fund	Buy/Long	US Treasury Note	9/15/2015	100	2,000	109	29,687
Quality Bond Fund	Sell/Short	90 Day Euro Dollar	9/16/2016	(100)	2,500	99	(112,643)
Quality Bond Fund	Sell/Short	US Ultra Bond	9/15/2015	(120)	1,000	126	132,187
Quality Bond Fund	Sell/Short	US Ultra Bond	9/15/2015	(160)	1,000	154	801,250
Quality Bond Fund	Sell/Short	US Treasury Note	9/15/2015	(80)	1,000	126	(85,000)
Index 500 Fund	Buy/Long	E-Mini S&P 500 Index	9/15/2015	9	50	2,054	(21,215)
Index 500 Fund	Buy/Long	E-Mini S&P 500 Index	9/15/2015	52	50	2,054	(90,338)
Index 500 Fund	Buy/Long	E-Mini S&P 500 Index	9/15/2015	9	50	2,054	(26,615)
Small Cap Index Fund	Buy/Long	Russell 2000 Mini Index	9/20/2015	5	100	1,250	(2,310)
Small Cap Index Fund	Buy/Long	Russell 2000 Mini Index	9/20/2015	2	100	1,250	(6,204)
Small Cap Index Fund	Buy/Long	Russell 2000 Mini Index	9/20/2015	5	100	1,250	(7,686)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Fund	Type	Futures Contact	Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Developed International Index Fund	Buy/Long	E-Mini MSCI Eafe Index	9/15/2015	2	50	$1,834	$(3,960)
Developed International Index Fund	Buy/Long	E-Mini MSCI Eafe Index	9/15/2015	28	50	2,567	(51,380)

The total market value of futures contracts held in the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds as of June 30, 2015 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Mid Cap Growth Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the six months ended June 30, 2015 for the Flexibly Managed and Mid Cap Growth Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2014	49,048	$13,029,989
Options written	12,750	3,147,101
Options repurchased	(13,775)	(3,183,016)
Options expired	(9,951)	(3,302,076)
Options exercised	(17,465)	(3,659,463)
Options split	1,059	—

Options outstanding at June 30, 2015	21,666	$6,032,535

Mid Cap Growth Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2014	256	$44,824
Options written	1,393	370,402
Options repurchased	(216)	(188,119)
Options expired	(574)	(104,026)
Options exercised	(165)	(17355)

Options outstanding at June 30, 2015	694	$105,726

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

The total market value of written options held in the Flexibly Managed and Mid Cap Growth Funds as of June 30, 2015 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at June 30, 2015 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	Morgan Stanley	09/30/2015	(936,000)	1.25054	$(758,904)	$(748,474)	$10,430
Buy	Euro	Citigroup	09/11/2015	97,470	0.89604	110,062	108,779	(1,283)
Sell	Euro	Citigroup	09/11/2015	(161,000)	0.89604	(181,101)	(179,679)	1,422
Sell	Euro	Standard Chartered Bank	09/11/2015	(7,395,236)	0.89604	(8,351,810)	(8,253,224)	98,586
Sell	Euro	BAML	09/11/2015	(373,375)	0.89604	(420,860)	(416,694)	4,166
Buy	Pounds Sterling	Bank of New York Mellon	07/10/2015	40,499	0.63648	60,821	63,629	2,808
Buy	Pounds Sterling	Goldman Sachs	07/10/2015	95,154	0.63648	148,923	149,500	577
Sell	Pounds Sterling	Bank of New York Mellon	07/10/2015	(94,042)	0.63648	(143,029)	(147,752)	(4,723)
Sell	Pounds Sterling	Citigroup	07/10/2015	(332,472)	0.63648	(528,233)	(522,356)	5,877
Sell	Pounds Sterling	Citigroup	07/10/2015	(187,929)	0.63648	(283,943)	(295,261)	(11,318)
Sell	Pounds Sterling	BAML	07/10/2015	(2,271,955)	0.63648	(3,389,916)	(3,569,534)	(179,618)
Sell	Swiss Francs	Credit Suisse First Boston	08/12/2015	(411,648)	0.93337	(447,424)	(441,035)	6,389
Sell	Swiss Francs	BAML	08/12/2015	(183,000)	0.93337	(195,941)	(196,064)	(123)

	Total							$(66,810)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Open forward foreign currency contracts held by the Mid Core Value Fund at June 30, 2015 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	JPMorgan Chase	07/31/2015	(103,722)	1.24955	$(83,719)	$(83,007)	$712
Sell	Canadian Dollar	JPMorgan Chase	07/31/2015	(2,421,813)	1.24955	(1,955,307)	(1,938,153)	17,154
Buy	Euro	USB Securities	07/31/2015	29,884	0.89660	33,328	33,331	3
Sell	Euro	USB Securities	07/31/2015	(856,202)	0.89660	(959,315)	(954,947)	4,368
Sell	Japanese Yen	Credit Suisse First Boston	07/30/2015	(38,007,514)	122.33763	(307,638)	(310,678)	(3,039)

	Total							$19,198

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at June 30, 2015 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Japanese Yen	State Street	07/16/2015	(2,568,418)	122.36158	$(20,895)	$(20,990)	$(95)
Sell	Japanese Yen	State Street	07/16/2015	(85,703,947)	122.36158	(693,689)	(700,415)	(6,726)
Sell	Euro	UBS Securities	07/23/2015	(4,062,857)	0.89670	(4,568,196)	(4,530,914)	37,282

	Total							$30,461

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of June 30, 2015 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2015:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes purchased options

** Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2015:

	Asset Derivative Value			Liability Derivative Value
	Equity contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$197,808	—	—	$(67,734)
Quality Bond Fund	—	—	994,374	—	—	(204,205)
High Yield Bond Fund	—	$130,255	—	—	$(197,065)	—
Flexibly Managed Fund	—	—	—	$(11,487,666)	—	—
Index 500 Fund	—	—	—	(138,168)	—	—
Mid Cap Growth Fund	$449,968	—	—	(191,466)	—	—
Mid Core Value Fund	—	22,237	—	—	(3,039)	—
Small Cap Index Fund	—	—	—	(16,200)	—	—
Developed International Index Fund	—	—	—	(55,340)	—	—
Emerging Markets Equity Fund	—	37,282	—	—	(6,821)	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2015:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by fund	Loss Exposure, After Collateral (not less than $0)
High Yield Bond Fund
Bank of New York Mellon	Fx Letter	$2,808	$(4,723)	$(1,915)	—	—
Goldman Sachs	Fx Letter	577	—	577	—	$577
Citigroup	Fx Letter	7,299	(12,601)	(5,302)	—	—
Morgan Stanley	Fx Letter	10,430	—	10,430	—	10,430
Standard Chartered Bank	Fx Letter	98,586	—	98,586	—	98,586
Merrill Lynch Capital Markets	Fx Letter	4,166	(179,741)	(175,575)	—	—
Credit Suisse First Boston	Fx Letter	6,389	—	6,389	—	6,389

Total		130,255	(197,065)	(66,810)	—	115,982
Flexibly Managed Fund
Bank of America Merrill Lynch	ISDA	—	(3,942,415)	(3,942,415)	—	—
Citigroup Global Markets	ISDA	—	(3,985,673)	(3,985,673)	—	—
Morgan Stanley & Co.	ISDA	—	(2,927,175)	(2,927,175)	—	—
Exchange Traded		—	(632,403)	(632,403)	—	—

Total		—	(11,487,666)	(11,487,666)	—	—
Mid Cap Growth Fund
Deutsche Bank	ISDA	166,760	(30,320)	136,440	—	136,440
Exchange Traded		283,208	(161,146)	122,062	—	122,062

Total		449,968	(191,466)	258,502	—	258,502
Mid Core Value Fund
JPMorgan Chase	ISDA	17,866	—	17,866	—	17,866
UBS Securities	ISDA	4,371	—	4,371	—	4,371
Credit Suisse First Boston	ISDA	—	(3,039)	(3,039)	—	—

Total		22,237	(3,039)	19,198	—	22,237
Emerging Markets Equity Fund
State Street	Fx Letter	—	(6,821)	(6,821)	—	—
UBS Securities	Fx Letter	37,282	—	37,282	—	37,282

Total		37,282	(6,821)	30,461	—	37,282

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2015:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$(239,654)
Quality Bond Fund	—	—	334,128
High Yield Bond Fund	—	$1,086,670	—
Flexibly Managed Fund	3,165,247	—	—
Index 500 Fund	536,842	—	—
Mid Cap Growth Fund*	110,467	—	—
Mid Core Value Fund	—	215,381	—
Small Cap Index Fund	52,587	—	—
Developed International Index Fund	243,850	—	—
Emerging Markets Equity Fund	—	424,335	—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$153,511	—	—
Quality Bond Fund	—	—	$1,467,357
High Yield Bond Fund	—	$(435,603)	—
Flexibly Managed Fund	4,799,251	—	—
Index 500 Fund	(485,676)	—	—
Mid Cap Growth Fund	(102,864)	—	—
Mid Core Value Fund	—	4,620	—
Small Cap Index Fund	(11,334)	—	—
Developed International Index Fund	(24,920)	—	—
Emerging Markets Equity Fund	—	(110,919)	—

* Includes purchased options.

The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2015. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	—	$102,799,534	—	—
Quality Bond Fund	—	126,221,406	—	—
High Yield Bond Fund	$(14,381,355)	—	—	—
Flexibly Managed Fund	—	—	—	$(6,032,535)
Index 500 Fund	—	7,328,410	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2015 (Unaudited)

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Mid Cap Growth Fund	—	—	—	$152,091
Mid Core Value Fund	$(3,305,979)	—	—	—
Small Cap Index Fund	—	$1,516,655	—	—
Developed International Index Fund	—	2,806,340	—	—
Emerging Markets Equity Fund	(5,282,780)	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Fund (the “MMF”). The most significant change resulting from these amendments is a requirement that institutional, non-government (prime and municipal) money market funds transact fund shares based on a “floating” market-based NAV. Retail money market funds (funds designed to ensure all beneficial owners are natural persons) and government money market funds (funds that invest at least 99.5% of their assets in cash, government securities, and repurchase agreements collateralized by government securities) may continue to transact shares at an a stable $1.00 NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments will also permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will impact the MMF beginning on October 14, 2016. At this time, management is evaluating the implications of these amendments and their impact to the MMF’s financial statements and accompanying notes.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2015 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 27, 2015. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2015 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2015

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, Inc. (“PMAM”), formerly Independence Capital Management, Inc., have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, PMAM (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity and Real Estate Securities Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into and the Company’s Board of Directors (the “Board”) has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds under the supervision of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which evaluates quantitatively and qualitatively each Sub-Adviser’s investment expertise and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the Sub-Adviser’s regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser to ensure compliance with the Sub-Advised Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and PMAM and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Board called and held meetings on May 7, 2015 and May 14, 2015 (collectively, the “Meeting”) to consider whether to renew the Advisory Agreement between the Company and PMAM with respect to each Penn Series Fund. In preparation for the Meeting, the Board provided PMAM with a written request for information and received and reviewed, in advance of the Meeting, extensive written materials in response to that request, including information as to the performance of each Penn Series Fund versus its benchmark and peer universe, the level of the investment advisory fees charged to the Penn Series Fund, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to PMAM of providing such services, including a profitability analysis, PMAM’s compliance program, and various other matters. In addition, at the Meeting, the Board considered whether to renew each Sub-Advisory Agreement between PMAM and each Sub-Adviser listed in the table below on behalf of its respective Sub-Advised Fund(s).

Penn Series Funds, Inc.

June 30, 2015

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
American Century Investment Management	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC	Small Cap Growth Fund
Loomis, Sayles & Company, L.P.	Large Cap Value Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management Company Morgan Stanley Investment Management Limited	Emerging Markets Equity Fund
Neuberger Berman Management LLC	Mid Cap Value Fund
SSgA Funds Management, Inc.	Index 500 Fund
SSgA Funds Management, Inc.	Small Cap Index Fund
SSgA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Inc.	Large Core Growth Fund
Wells Capital Management Inc.	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the Meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by PMAM and the Sub-Advisers in connection with the Meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and the Funds’ performance and the services of PMAM and the Sub-Advisers. In connection with the Meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements. In addition, the Independent Directors met in executive session outside the presence of Company management to discuss the information submitted to the Board in connection with the renewal of the Investment Advisory Agreements. The Independent Directors also met in executive session with senior representatives of PMAM to discuss the written materials provided by PMAM.

The written materials provided by PMAM and the Sub-Advisers addressed, among other matters, the following: (a) the nature, extent and quality of PMAM’s and the Sub-Advisers’ investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) PMAM’s and the Sub-Advisers’ investment management personnel; (c) PMAM’s and the Sub-Advisers’ operations and financial condition; (d) PMAM’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds or accounts, including breakpoints; (f) the level of PMAM’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) PMAM’s and the Sub-Advisers’ risk management, compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) PMAM’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices. In evaluating the advisory fees charged by PMAM, the Board reviewed both Lipper Analysis, which provided unbiased and non-consultative fee, expense and investment performance information based on asset size comparability, and PMAM’s internal analysis regarding PMAM’s total fund expense ratios and advisory fees compared to those of PMAM’s direct competitors.

Penn Series Funds, Inc.

June 30, 2015

At the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate PMAM’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the Meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the Meeting, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of PMAM and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the Meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of PMAM and the Sub-Advisers dedicated to the Penn Series Funds;

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of PMAM and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to PMAM and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services provided by PMAM and the Sub-Advisers to the Penn Series Funds and the resources of PMAM and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, PMAM’s and the Sub-Advisers’ business, personnel, experience, investment decision process, past performance, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program and resources to be dedicated to each Fund. The Directors reviewed the scope of services to be provided by PMAM and the Sub-Advisers under the Investment Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by PMAM and the Sub-Advisers for the past year and the scope of services required to be provided during the upcoming year. The Board also considered PMAM’s and the Sub-Advisers’ representations to the Board that PMAM and the Sub-Advisers, respectively, would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by PMAM and the Sub-Advisers to the Penn Series Funds and the resources of PMAM and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. PMAM engaged Lipper, an independent, third party research provider, to prepare advisory contract renewal reports to help the Board compare the Funds’ performance with the performance of a peer group of comparable funds selected by Lipper. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. The Board also considered its discussions with PMAM regarding the relative underperformance of certain Directly Managed Funds, including changes during the past year in portfolio management personnel and the markets in which the Funds’ securities trade. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Penn Series Funds, Inc.

June 30, 2015

Costs of Advisory and Sub-Advisory Services. The Directors considered the costs of the advisory and sub-advisory services provided to the Penn Series Funds by PMAM and the Sub-Advisers, respectively. PMAM engaged Lipper to prepare advisory contract renewal reports to help the Board compare the Funds’ fees and expenses with those of a peer group of comparable funds selected by Lipper. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of comparable accounts; and (d) the fact that the Sub-Advisers are compensated by PMAM and not by the Fund directly and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Directors also considered PMAM and its affiliates’ agreement to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that PMAM, through waivers, is committed to maintaining the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to PMAM and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by PMAM and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by PMAM and the Sub-Advisers and their affiliates, if any. The Directors also considered the methodology used to determine profitability. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by PMAM, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and PMAM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of PMAM and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether such economies of scale were passed along to a Penn Series Fund’s shareholders through breakpoints or other means, including any fee waivers by PMAM and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by PMAM and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the terms of and compensation under the Investment Advisory Agreements are fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PennMutual®

The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2015 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM7990

08/15

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Ms. Karpinski, Mr. MacKinlay, Ms. Matthias and Ms. Mack. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter governing its operations. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)		Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ David M. O’Malley

By:	David M. O’Malley President
Date:	September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David M. O’Malley

By:	David M. O’Malley President
Date:	September 2, 2015

/s/ Timothy P. Demetres

By:	Timothy P. Demetres Treasurer
Date:	September 2, 2015